- --------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
- --------------------------------------------------------------------------------
1.   CONTRACT ID CODE   L
- --------------------------------------------------------------------------------
     PAGE OF PAGES
      1        3
- --------------------------------------------------------------------------------
2.   AMENDMENT/MODIFICATION NO.
     P00004
- --------------------------------------------------------------------------------
3.   EFFECTIVE DATE
      SEE BLK 16C.
- --------------------------------------------------------------------------------
4.   REQUISITION/PURCHASE REG. NO.
     N00024-93-NR-91030
- --------------------------------------------------------------------------------
5.   PROJ NO. (If applicable)
     3-385P-91030
- --------------------------------------------------------------------------------
6.   ISSUED BY                                                       CODE N00024
     NAVAL SEA SYSTEMS COMMAND
     BUYER/SYMBOL:J.THOMPSON 02225T
     2531 JEFFERSON DAVIS HWY
     ARLINGTON, VA 22242-5160
     PHONE: Area Code 703/602-1926
- --------------------------------------------------------------------------------
7.   ADMINISTERED BY (if other than item 6)                          CODE N63124
     SUPERVISOR OF SHIPBUILDING, CONVERSION
       AND REPAIR,USN
     NEW ORLEANS, LA 70142-5700
- --------------------------------------------------------------------------------
8.   NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     CEC NO:
       AVONDALE INDUSTRIES, INC.
       SHIPYARD DIVISION
       P.O. BOX 50280
       NEW ORLEANS, LA 70150-0280
- --------------------------------------------------------------------------------
9A.  AMENDMENT OF SOLICITATION NO.
- --------------------------------------------------------------------------------
9B.  DATED (SEE ITEM 11)
- --------------------------------------------------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER NO.
     N00024-93-C-2205
- --------------------------------------------------------------------------------
10B. DATED (SEE ITEM 13)
     20 NOVEMBER 1992
- --------------------------------------------------------------------------------
     CAGE CODE: ICC97
- --------------------------------------------------------------------------------
     FACILITY CODE: 70876
- --------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO ADMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended, ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a)
By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- --------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (If required)

       See attached Financial Accounting Sheet
- --------------------------------------------------------------------------------
      13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- --------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
- --------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
- --------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        FAR 52.249-2
- --------------------------------------------------------------------------------
X    D. OTHER (Specify type of modification and authority)

                            PHASE II AUTHORIZATION
- --------------------------------------------------------------------------------
E.   IMPORTANT: Contractor ( X ) is not, (   ) is required to sign this
     document and return     copies to the issuing office.
- --------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                  SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in the full force and effect.
- --------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
- --------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR


     -----------------------------------------
     (Signature of person authorized to sign)
- --------------------------------------------------------------------------------
15C. DATE SIGNED
- --------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or point)
     Jerry Clement
     Contracting Officer
- --------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


   BY_______________________________________
     (Signature of Contracting Officer)
- --------------------------------------------------------------------------------
16C. DATE SIGNED
     SEP 1993
- --------------------------------------------------------------------------------
NSN 7540-01-152-8070                                STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53.243
- --------------------------------------------------------------------------------

WHEREAS, Avondale Industries Incorporated, hereinafter referred to as the contractor, and the Naval Sea Systems Command, hereinafter referred to as NAVSEA entered into contract N00024-93-C-2205, hereinafter referred to as the contract, on 20 November 1992 and;

WHEREAS, the contract provided for certain effort under Phase I, Engineering Design Development for Construction of Strategic Sealift Ships including the preparation and submission of a technical/management and cost proposal for acceptance by NAVSEA in order to receive authorization to commence work under Phase II, and;

WHEREAS, the contractor has submitted his technical/management proposal on 20 May 1993 and his cost proposal on 21 June 1993, and;

WHEREAS, FAR 52.215-16 further specifies the Government may accept any item or group of items of an offer, and;

WHEREAS, FAR 52.215-16 further states that a written award or acceptance of offer mailed or otherwise furnished to the successful offeror within the time for acceptance specified in the offer shall result in a binding contract without further action by either party;

WHEREAS, the acceptance period for the contractor's offer is specified as 120 days after submission;

WHEREAS, the contractor submitted a Best and Final Offer on 26 August 1993, and;

WHEREAS, the Government hereby accepts the contractor's offer;

NOW, THEREFORE, as a result of said acceptance, this modification executes and fully funds CLINs 0003AA, 0007AA, and 0010AA. Contract N00024-93-C-2205 is modified as follows:

1. In Contract Section B, Supplies or Services and Prices/Costs pages 2, 3, 4, 5, and 6 are hereby deleted, and replaced by attached pages 2, 2A, 3, 4, 5, and 6.

2.   Funding in the amount of $265,178,284 is hereby provided in Attachment A to
fully fund the effort of CLINs 0003AA, 0007AA, and 0010AA.     The Contract
Value is increased from $1,200,000 by $265,178,284 to $266,378,284.

3. Contract Section C, Statement of Work, page 40 is hereby deleted, and replaced by the attached page 40.

4.  In Contract Section F, Deliveries or Performance:

    (a) on page 61, the statement, "Item 0003 (and if the options are exercised, Items 0103, 0203, 0303, and 0403)" reads as follows, "Item 0003AA (and if the options are exercised, Items 0103AA, 0103AB, 0203AA, 0303AA, and 0403AA)"

    (b)  The first ship (CLIN 0003AA) shall be delivered by 30 September 1997.

5.  In Contract Section H, Special Contract Requirements:

    (a)  In NAVSEA 5252.216-9100 COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)
(FI) (JAN 1990) on page 72, the statement, "(Applicable to Item 0003, and if the options are exercised, Items 0103, 0203, 0303, and 0403)" reads as follows, "(Applicable to Item 0003AA, and if the options are exercised, Items 0103AA, 0103AB, 0203AA, 0303AA, and 0403AA)"

    (b)  Page 78 is hereby deleted, and replaced with the attached page 78.

    (c) In NAVSEA 5252.232-9105 PAYMENTS (FI) (JAN 1990) on page 90, the statement, "(Applicable to Item 0003, and if the options are exercised, Items 0103, 0203, 0303, and 0403)" reads as follows, "(Applicable to Item 0003AA, and if the options are exercised, Items 0103AA, 0103AB, 0203AA, 0303AA, and 0403AA)"

    (d) In FAR 52.216-16 INCENTIVE PRICE REVISION--FIRM TARGET (FI) (APR 1984) (DEVIATION 89-915 - 29 JUN 1989) on page 128, the statement, "(Applicable to
Item 0003, and if the options are exercised, Items 0103, 0203, 0303, and 0403)" reads as follows, "(Applicable to Item 0003AA, and if the options are exercised, Items 0103AA, 0103AB, 0203AA, 0303AA, and 0403AA)"

6. In Contract Section I, Contract Clauses, page 139 is hereby deleted, and replaced by the attached page 139.

7. The total amount obligated on this contract at the time of contract award is $289,997,284 which consists of $265,178,284 the target price / fixed price as appropriate of Items: 0003AA, 0007AA, and 0010AA, plus $24,819,000 for payments of compensation adjustments. See Attachment A (Financial Accounting Document Sheet).

8. Except as modified above, all other terms, conditions, and prices of the said contract remain unchanged and in full force and effect.

                        STRATEGIC SEALIFT CONSTRUCTION

SECTION B:  SUPPLIES AND/OR SERVICES AND PRICES/COST

ITEM      DESCRIPTION                                      PRICES/COST
- ----      -----------                                      -----------
                                    PHASE I

0001      Engineering Design Development for               $1,200,000*
          Construction of Strategic Sealift Ships
          (See Note A)

0002      Data for Item 0001                               NSP


                                   PHASE II

0003AA    Acquisition, Detail Design and                   Target Cost:   $233,078,301
          Construction of six Strategic Sealift            Target Profit: $ 28,915,624
          Ships (See Notes B, C & D)                       Target Price:  $261,993,925
                                                           Ceiling Price: $303,001,791

0004AA    Data for Item 0003AA                             NSP

0005AA    Provisioned Item Order                           NP
          (See Contract Requirement C-1)

0006AA    Data for Item 0005AA                             NSP

0007AA    Provisioning Technical Documentation             $2,841,610
          (PTD) (See Note A)

0008AA    Technical Manuals (See Notes C & D)              NSP
          0008AA  $  2,447,692

0009AA    Data for Item 0008AA                             NSP

0010AA    Crew Orientation and Familiarization             $  342,749

0011AA    Data for Item 0010AA                             NSP

                                   Page 2                    MODIFICATION P00004

                                    OPTIONS
                                    -------

CY93
0012AA    Days at Contractor's Pier after work             $ 6,650 /DAY
          under CLIN 0003AA has been completed
          (See Note A)

CY94
0103AA    Acquisition, Detail Design and                   Target Cost:   $ 192,809,406
          Construction of Strategic Sealift                Target Profit: $  19,136,648
          Ships (See Notes B, C & D)                       Target Price:  $ 211,946,054
                                                           Ceiling Price: $ 250,652,228

0103AB    Acquisition, Detail Design and                   Target Cost:   $ 189,127,537
          Construction of Strategic Sealift                Target Profit: $  18,781,060
          Ships (See Notes B, C & D)                       Target Price:  $ 207,908,597
                                                           Ceiling Price: $ 245,865,798

0104AA    Data for Item 0103AA                             NSP

0104AB    Data for Item 0103AB                             NSP

0105AA    Provisioned Item Order                           NP
          (See Contract Requirement C-1)

0105AB    Provisioned Item Order                           NP
          (See Contract Requirement C-1)

0106AA    Data for Item 0105AA                             NSP

0106AB    Data for Item 0105AB                             NSP

0107AA    Provisioning Technical Documentation             $   217,995
          (PTD)  (See Notes A & D)

0107AB    Provisioning Technical Documentation             $   219,099
          (PTD) (See Notes A & D)

0108AA    Technical Manuals for Item 0103AA                NP
          (See Notes C & D)
          $   166,513

0108AB    Technical Manuals for Item 0103AB                NP
          (See Notes C & D)
          $   167,107

0109AA    Data for Item 0108AA                             NSP

                                    Page 3                   MODIFICATION P00004

0109AB    Data for Item 0108AB                             NSP

0110AA    Crew Orientation and Familiarization             $   20,876
          (See Notes A & D)

0110AB    Crew Orientation and Familiarization             $   20,941
          (See Notes A & D)

0111AA    Data for Item 0110                               NSP

0111AB    Data for Item 0110                               NSP

0112AA    Days at Contractor's Pier after Work             $   6,883 /DAY
          under CLIN 0103AA has been completed
          (See Notes A & D)

0122AB    Days at Contractor's Pier after Work             $   6,883 /DAY
          under CLIN 0103AA has been completed
          (See Notes A & D)

                                      3A                     MODIFICATION P00004

                                    OPTIONS

0203AA    Acquisition, Detail Design and                   Target Cost:    $ 187,562,610
          Construction of Strategic Sealift                Target Profit:  $  18,625,739
          Ships (See Notes B, C & D)                       Target Price:   $ 206,188,349
                                                           Ceiling Price:  $ 243,83l,393

0204AA    Data for Item 0203AA                             NSP

0205AA    Provisioned Item Order                           NSP
          (See Contract Requirement C-1)

0206AA    Data for Item 0205AA                             NSP

0207AA    Provisioning Technical Documentation             $   221,915
          (PTD)  (See Notes A & D)

0208AA    Technical Manuals (See Notes C & D)              NP
          $   167,507

0209AA    Data for Item 02908AA                            NSP

0210AA    Crew Orientation and Familiarization             $    21,359

0211AA    Data for Item 0210 AA                            NSP

0212AA    Days at Contractor's Pier after Work             $  7,124 /DAY
          under CLIN 0103AA has  been  completed
          (See Notes A & D)

                                       4                     MODIFICATION P00004

                                    OPTIONS
CY96
0303AA    Acquisition, Detail Design and                   Target Cost:    $ 187,057,268
          Construction of Strategic Sealift                Target Profit:  $  18,584,891
          Ships (See Notes B, C & D)                       Target Price:   $ 205,642,159
                                                           Ceiling Price:  $ 243,174,448

0304AA    Data for Item 0303AA                             NSP

0305AA    Provisioned Item Order                           NP
          (See Contract Requirement C-1)

0306AA    Data for Item 0305AA                             NSP

0307AA    Provisioning Technical Documentation             $   224,093
          (PTD)  (See Notes A & D)

0308AA    Technical Manuals (See Notes C & D)              NSP
          $   168,859

0309AA    Data for Item 0309AA                             NSP

0310AA    Crew Orientation and Familiarization             $   21,787
          (See Notes A & D)

0311AA    Data for Item 03lOAA                             NSP

0312AA    Days at Contractor's Pier after Work             $  7,373 /DAY
          under CLIN 0103AA has been completed
          (See Notes A & D)

                                       5                     MODIFICATION P00004

                                    OPTIONS
CY97
0403AA    Acquisition, Detail Design and                   Target Cost:   $ 186,147,182
          Construction of Strategic Sealift                Target Profit: $  18,506,367
          Ships (See Notes B, C & D)                       Target Price:  $ 204,653,549
                                                           Ceiling Price: $ 241,991,337

0404AA    Data for Item 0404AA                             NSP

0405AA    Provisioned Item Order                           NP
          (See Contract Requirement C-1)

0406AA    Data for Item 0405AA                             NSP

0407AA    Provisioning Technical Documentation             $   225,178
          (PTD) (See Notes A & D)

0408AA    Technical Manuals.                               NSP
          $   164,041

0409AA    Data for Item 0408                               NSP

0410AA    Crew Orientation and Familiarization             $    22,152

0411AA    Data for Item 0410AA                             NSP

0412AA    Days at Contractor's Pier after Work             $  7,631 /DAY
          under CLIN 0103AA has been completed
          (See Notes A & D)

                                       6                     MODIFICATION P00004
submission of a CPIR, however, does not relieve the Contractor of its obligations to provide notice required under any other requirement of this contract.


C-8 CONTRACTOR'S PROPOSAL (NAVSEA)(SEP 1990)

(a) Performance of this contract by the Contractor shall be conducted and performed in accordance with detailed obligations to which the Contractor
committed itself in CDRL   A010, Proposal for Acquisition, Detail Design and
                           -------------------------------------------------
Construction of Strategic Sealift Ships dated  21 June 1993    in response to
- ---------------------------------------        ------------
NAVSEA Solicitation No. N00024-93-R-2200, and obligations to which the
                        ----------------
Contractor committed itself to in the Contractor's Best and Final Offer dated 26
                                                                              --
August 1993.
- -----------

(b) The technical volume(s) of the Contractor's proposal is incorporated by reference and hereby made subject to the provisions of the "ORDER OF PRECEDENCE" (FAR 52.215-33) clause of this contract. Under the "ORDER OF PRECEDENCE" clause, the technical volume of the Contractor's proposal referenced herein is hereby designated as item (f) of the clause, following "the specifications" in the order of precedence.


C-9 DEPARTMENT OF LABOR SAFETY AND HEALTH STANDARDS FOR SHIPBUILDING
(AT)(NAVSEA)(JAN 1990)

Attention of the Contractor is directed to Public Law 91-596, approved December 29, 1970 (84 Stat. 1590, 29 U.S.C 655) known as the "OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970" and to the "OCCUPATIONAL SAFETY AND HEALTH STANDARDS FOR SHIPYARD EMPLOYMENT" promulgated thereunder by the Secretary of Labor (29 C.F.R. 1910 and 1915). These regulations apply to all shipbuilding and related work, as defined in the regulations. Nothing contained in this contract shall be construed as relieving the Contractor from any obligations which it may have for compliance with the aforesaid regulations.


C-10  NOT USED

                                      40                     MODIFICATION P00004

     (8) For the purpose of computing compensation adjustments under this requirement, the following are the applicable base period index values (subject to adjustment as specified in paragraph (d)(6) above):

Description                                      Base Period*  Index Value*
- ------------                                     ------------  -------------

Selected employee benefits costs                     1992        1.82/hour

Selected energy costs:

     Electricity                                     1992        .0626/KWH
     Bunker C (No. 6)                                1992         ---- /gal
     Diesel 260 (No. 2)                              1992        .72  /gal
     Diesel 260 (No. 2, drum)                        1992         ---- /55 gal
     Coke                                            1992         ----
     Coal                                            1992         ----
Cost of facilities capital;                          1992         112.7
95% of indirect costs other than
indirect costs in (c)(1) a, b, and
                         -  -
c above; and direct labor cost
- -

Direct material cost                                 1992         119.9

      *Insert Base Periods and Index Value

     **Index value for selected employee benefit costs is determined by dividing the base year total selected employee benefit costs by the base year total labor hours (direct and indirect) charged to all product lines and to Plant Under Construction accounts.

(e)  Computation of Compensation Adjustment and Base Cost
     ----------------------------------------------------

     (1) For the purpose of computing compensation adjustments under this requirement, the following computations shall be used for all the categories of cost specified in paragraph (c)(1).

                                      78                     MODIFICATION P00004

FAR 52.246-11 HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT (GOVERNMENT SPECIFICATION) (APR 1984)

(a)  Definition.  "Contract date, " as used in this clause, means the date set
     ----------
for bid opening or, if this is a negotiated contract or a modification, the effective date of this contract or modification.

(b)  The Contractor shall comply with the specification titled MIL-I-45208A, in
                                                               ------------
effect on the contract date, which is hereby incorporated into this contract.


FAR 52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (FT) (APR 1984) (DEVIATION 89-915 - 29 JUN 1989)

Modify the clause as follows:

(a)  Wherever the word 'supplies' is used, it shall include 'vessels'.

(b)  At the end of paragraph (b), add the following:

     'In addition to its other remedies, the Government may, with respect to work terminated as permitted in this clause, proceed with the completion of the vessels and supplies at such plant or plants, including that of the Contractor, as may be designated by the Contracting Officer. If the vessels are to be completed at the Contractor's plant, the Government may use all tools, machinery, facilities and equipment of the Contractor determined by the Contracting Officer to be necessary for that purpose. If the cost to the Government of the vessels and supplies therefor so procured or completed (after adjusting such cost to exclude the effect of changes in the plans and specifications made subsequent to the date of termination) exceeds the price fixed for such vessels and supplies under this contract (after adjusting such price on account of changes in the plans and specifications made prior to the date of termination) the Contractor, or its surety, if any, shall be liable for such excess.'

(c) In the first sentence of paragraph (c), after the word 'costs', insert the phrase 'or other damages'.

(d) In the first sentence of paragraph (d), after the word 'title', insert the phrase '(insofar as not previously transferred)'."

                                      139                    MODIFICATION P00004

- --------------------------------------------------------------------------------
                        FINANCIAL ACCOUNTING DATA SHEET
- --------------------------------------------------------------------------------
1.   DOCUMENT NUMBER (PIIN)
     N0002493C2205
- --------------------------------------------------------------------------------
2.   SUPPL PIIN
     P00004
- --------------------------------------------------------------------------------
3.   DATE EFFECTIVE
     YR.    MO.    DA.
     93     08     26
- --------------------------------------------------------------------------------
4.   PROCUREMENT REQUEST NO.
     N0002493NR91030
- --------------------------------------------------------------------------------
5.   PAYING OFC
- --------------------------------------------------------------------------------
6.   TYPE OF MOD.
- --------------------------------------------------------------------------------
7.   TAC
- --------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

8.  9.        10.  11.  12.  13. 14.   15.                      ACCOUNTING DATA                                      16.
A                                      ----------------------------------------------------------------------------
C   REFERENCE                          A.    B.         C.    D.    E. BCN    F.  G.     H.   I.   J. COST CODE      AMOUNT
T   DOCUMENT  REF  CLIN SLIN QTY UNIT                               --------                       ----------------
C    NUMBER   ACRN                           APPROPRI-  SUB-  OBI   PARM  RM  SA  AAA    TT   PAA  PROJ. MCC PDLI&S
O                                      ACRN   ATION     HEAD  CLASS                                UNIT
D                                                             -----------------------------------------------------
E                                                             K.          OTHER THAN NAVY ACCOUNTING DATA
- -----------------------------------------------------------------------------------------------------------------------------------
                   0003  AA                                                                                          $261,993,925.00

                   0007  AA                                                                                          $  2,841,610.00

                   0010  AA                                                                                          $    342,749.00
                                                                                                                     ---------------
  N0002493AF689RY                      AB    1731611    89RY  000   SA    385  0  068342  2B  000000 22246 211 0000  $265,178,284.00

  N0002493AF689RY  0003  AA            AC    1731611    89RY  000   SA    385  0  068342  2B  000000 22246 211 0000  $ 24,819,000.00


                                                                                                           TOTAL     $289,997,284.00

- ------------------------------------------------------------------------------------------------------------------------------------

17.  FINANCIAL MANAGER
     H. FITZPATRICK, JR. FINANCIAL MANAGER
- --------------------------------------------------------------------------------
18.  COMPTROLLER CLEARANCE

- --------------------------------------------------------------------------------
SIGNATURE                              DATE
                                    26 AUG 93

- --------------------------------------------------------------------------------
                      OBLIGATION OF FUNDS IS AUTHORIZED
                     IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
- --------------------------------------------------------------------------------
SIGNATURE                              DATE


                                       AUG 27 1993
Acting Deputy Commander/Comptroller
- --------------------------------------------------------------------------------
NAVSEA 7300/17 (REV 7-90) (Supersedes NAVMAT 7300/10)

                                 SEALIFT INDEX
                                   CONTRACT

                                                                            Page
SECTION B    Supplies/Services..............................................   2
- ---------    -----------------

      B.1.   Special Understanding with Regard to Acquisition,
             Detail Design and Construction (Phase II) Effort...............   8
      B.2.   Provisioning Technical Documentation - Withholding of
             Payment (NAVSEA) (Sep 1990)....................................   8
      B.3.   Options........................................................   9
      B.4.   Compensation (FI)(NAVSEA)(Jan 1990)............................   9
      B.5.   Refunds (Spares and Support Equipment)
             (NAVSEA) (Sep 1990)............................................  12

SECTION C    Description/Specification/Work Statement.......................  12
- ---------    ----------------------------------------

PHASE I
- -------

Item 0001 -  Engineering Design Development for Construction
             of Strategic Sealift Ship(s)...................................  12
             1.   Engineering Design of Conventional Sealift
                  Prepositioned/Surge CSP/S-24 Ships........................  12
             2.   Program Management........................................  13
             3.   Class Standardization.....................................  13
             4.   Alternative Approaches/Concepts...........................  14
             5.   Defense Acquisition Pilot Program.........................  14
             6.   Cargo Data Packages.......................................  14

Item 0002 -  Data for Item 0001.............................................  14

PHASE II
- -------

Item 0003 -  Acquisition, Detail Design, and Construction of
             Strategic Sealift Ships (CSP/S-24) Proposed under
             CLIN 0001......................................................  15
             1.   General...................................................  15
             2.   Program Management........................................  16
             3.   Detail Design and Construction............................  17
             4.   Quality Assurance.........................................  19
             5.   Configuration Management..................................  20
             6.   Maintenance of Ship specifications........................  20
             7.   Maintenance of Ship's Drawings............................  21
             8.   Major Milestone Schedules.................................  22
             9.   Maintenance and Preservation..............................  22
             10.  Cargo Data Packages.......................................  22
             11.  Access, Availability Periods, Support
                  Facilities, Safety and Security...........................  23
             12.  Trials....................................................  23
             13.  CSE Technical Services....................................  23

PHASE II  (Continued)
- --------

Item 0004 -  Data for Item 0003.............................................  24
Item 0005 -  Provisioned Item Order (See Section C-1).......................  24
Item 0006 -  Data for Item 005..............................................  24
Item 0007 -  Provisioning Technical Documentation (PTD).....................  25
Item 0008 -  Technical Manuals..............................................  25
Item 0009 -  Data for Item 0008.............................................  25
Item 0010 -  Crew Orientations and Familiarization..........................  25
Item 0011 -  Data for Item 0010.............................................  25
Item 0012 -  Days at Contractor's Pier after CLIN 0003 Completion...........  26

    C-1   Provisioned Items Order - Alternate I (Sep 90)....................  27
    C-2   Access to the Vessel(s) (AT)(NAVSEA)(Jan 1983)....................  32
    C-3   Access to Vessels by Non-U.S. Citizens (NAVSEA) (Sep 1990)........  32
    C-4   Approval by the Government(AT)(NAVSEA) (Jan 1983).................  35
    C-5   Assignment and Use of Stock Numbers (NAVSEA)(Sep 1990)............  35
    C-6   Configuration Management (NAVSEA)(Sep 1990).......................  36
    C-7   Contractor problem Identification Reports (NAVSEA) (Sep 1990).....  39
    C-8   Contractor's Proposal (NAVSEA)(Sep 1990)..........................  40
    C-9   Department of Labor Safety and Health Standards for
          Shipbuilding  (AT)(NAVSEA)(Jan 1990)..............................  40
    C-10  NOT USED..........................................................  40
    C-11  Drydock Certification (NAVSEA)(Oct 1990)..........................  41
    C-12  Heavy Weather Plan (NAVSEA)(Apr 1992).............................  41
    C-13  Information and Data Furnished by the Government
          (Fixed Price)(NAVSEA)(Oct 1990)...................................  42
    C-14  Permits and Responsibilities (NAVSEA)(Sep 1990)...................  44
    C-15  Plans and Other Data (FT)(NAVSEA)(Jan 1983).......................  44
    C-16  Plant Protection (NAVSEA)(Sep 1990)...............................  44
    C-17  Printing of Technical Manuals, Publications, Changes,
          Revisions and Amendment - Alternate I (NAVSEA)(Sep 1990)..........  45
    C-18  Protection of the Vessel (NAVSEA)(Sep 1990).......................  48
    C-19  Special Agreement Regarding Switchboard Subcontracts
          (NAVSEA)(Feb 1991)................................................  49
    C-20  Test and Trials (NAVSEA)(Oct 1990)................................  50
    C-21  Shipbuilding Production Progress Conferences......................  50
    C-22  Supervisor/Ships Force Facilities.................................  50

SECTION D - Packaging and Marking
- ---------   ---------------------

    D.1.  Identification Marking of Parts (NAVSEA)(Oct 1990)................  53
    D.2.  Marking of Reports (NAVSEA)(Sep 1990).............................  54
    D.3.  Marking and Packing List(s)(NAVSEA)(Sep 1990).....................  54

SECTION E - INSPECTION AND ACCEPTANCE
- ---------   -------------------------

    E.1.  Guaranty Period (FT)(NAVSEA)(Jan 1990)
           (Deviation)......................................................  57
    E.2.  Inspection........................................................  58
    E.3.  Inspection Facilities (FT)(NAVSEA)(Jan 1990)......................  60
    E.4.  Limitation of Contractor's Liability for Correction of
          Defects (FT)(NAVSEA)(Jan 1990)....................................  60
    E.5.  Preliminary Acceptance............................................  60
    E.6.  Final Acceptance..................................................  60

SECTION F -    DELIVERIES OR PERFORMANCE....................................  61
- ---------      -------------------------

SECTION G -    CONTRACT ADMINISTRATION DATA.................................  63
- ---------      ----------------------------

SECTION H -    SPECIAL CONTRACT REQUIREMENTS................................  64
- ---------      -----------------------------

5252.202-9101  Additional Definitions (FT) - Alternate II...................  66
5252.209-9102  Weight Control...............................................  68
5252.215-9106  Price Adjustment for Changes in Federal Law (FT).............  69
5252.216-9100  Compensation Adjustments (Labor and Material) (FT)...........  72
5252.217-9121  Indemnification for Access to Vessel.........................  83
5252.227-9112  Logistic Support Requirements (AT)...........................  83
5252.227-9113  Government-Industry Data Exchange Program....................  84
5252.228-9104  Additional Insurance Provisions (FT).........................  84
5252.228-9105  Insurance-Property Loss or Damage-Liability to Third
               Person (FT)..................................................  86
5252.232-9105  Payments (FI)................................................  90
5252.232-9108  Final Settlement (FT)........................................  96
5252.233-9103  Documentation of Requests for Equitable Adjustment
               (AT) - Alternate I...........................................  97
5252.237-9106  Substitution of Personnel.................................... 100
5252.245-9124  Liens and Title.............................................. 101
5252.245-9127  Additional Provisions Relating to Government
               Property (FT)................................................ 103
5252.246-9124  Shipbuilding Support Office Schedules (AT)................... 106
5252.246-9128  Delivery of Completed Vessel (FT)............................ 106
5252.247-9110  Tug and Pilot Services....................................... 108
5252.243-9113  Other Change Proposals - Alternate I......................... 108
               Contractor Responsibility for Design and Construction........ 109
               Requirement for Domestic Manufacture of Certain Shipboard
               Systems and Equipment........................................ 110

PART II

SECTION I-1    FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988).... 111
- -----------    ---------------------------------------------------------

I.   Federal Acquisition Regulation (48 CFR Chapter 1) Clauses (See List)... 111
II.  DOD FAR Supplement (48 CFR Chapter 2) Clauses (See List)............... 120

SECTION I-2    ADDITIONAL CONTRACT CLAUSES                                   125
- -----------    ---------------------------

FAR 52.203-9   Requirement for Certificate of Procurement Integrity --
               Modification (Nov 1990)...................................... 125
FAR 52.212-9   Variation in Quantity (Apr 1984)............................. 127
FAR 52.216-16  Incentive Price Revision -- Firm Target (FI)
               (Apr 1984)(Deviation 89-815 - 29 Jun 1989)................... 128
FAR 52.243-7   Notification of Change (Apr 1984)............................ 132
FAR 52.245-2   Government Property (Fixed-Price Contracts) (FT) (Dec 1989)
               (Deviation 89-915 - 29 Jun 1989)............................. 135
FAR 52.246-11  Higher-Level Contract Quality Requirement (Government
               Specification) (Apr 1984).................................... 139
FAR SUPP 252-216-7000
               Economic Price Adjustment -- Basic Steel, Aluminum,
               Brass, Bronze, or Copper Mill Products (Dec 1991)............ 140
FAR SUPP 252.223-7004
               Drug-Free Workforce (Sep 1988)............................... 142
FAR SUPP 252.225-7031
               Secondary Arab Boycott of Israel (Jun 1993).................. 144
NAPS 5252.243-9001
               Requirements for Adequate Supporting Data and
               Certification of any Claim, Request for Equitable
               Adjustment, or Demand for Payment (Nov 1991)................. 145
FAR SUPP 252.247-7023
               Transportation of Supplies by SEA (Dec 1991)................. 148
FAR SUPP 252.247-7024
               Notification of Transportation of Supplies by Sea
               (Dec 1991)................................................... 151

SECTION J -    LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
- --------- -    -------------------------------------------------
               (See List)................................................... 152


PART IV  -     REPRESENTATIONS AND INSTRUCTIONS............................. 153
- -------  -     --------------------------------

SECTION K -    REPRESENTATIONS, CERTIFICATIONS AND OTHER
- --------- -    -----------------------------------------
               STATEMENTS OF OFFERORS....................................... 153
               ----------------------

FAR 52.252-1   Solicitation Provisions Incorporated by Reference
               (Jun 1988)................................................... 153



SECTION K-1    PROVISIONS INCORPORATED BY REFERENCE (See List)............      153
- -----------    ------------------------------------


SECTION K-2    ADDITIONAL SOLICITATION PROVISIONS.........................      154
- -----------    ----------------------------------


FAR 52.203-2   Certificate of Independent Price Determination (Apr 1985)..      154
FAR 52.203-8   Requirement for Certificate of Procurement
               Integrity (Nov 1990) and Alternate I (Sep 1990)............      156
FAR 52.208-2   Jewel Bearing and Related Items Certificate (Apr 1984).....      160
FAR 52.209-5   Certification Regarding Debarment, suspension,
               Proposed Debarment, and Other Responsibility
               Matter (May 1989)..........................................      161
FAR 52.215-6   Type of Business Organization (Jul 1987)...................      162
FAR 52-215-11  Authorized Negotiators (Apr 1984)..........................      163
FAR 52.219-1   Small Business Concern Representation
               (Jan 1991).................................................      164
FAR 52.219-3   Women-owned Small Business Representation
               (Apr 1984).................................................      165
FAR 52.220-1   Preference for Labor Surplus Area Concerns
               (Apr 1984).................................................      165
FAR 52.222-19  Walsh-Healey Public Contract Act Representation
               (Apr 1984).................................................      166
PAR 52.222-22  Previous Contracts and Compliance Reports
               (Apr 1984).................................................      166
FAR 52.222-25  Affirmative Action Compliance (Apr 1984)...................      166
FAR 52.223-1   Clean Air and Water Certification (Apr 1984)...............      167
FAR 52.230-1   Cost Accounting Standards Notices and
               Certification (National Defense)(Sep  1987)................      168
FAR SUPP 252.209-7001
               Disclosure of Ownership or Control by a Foreign
               Government that Supports Terrorism (Dec 1991)..............      172
FAR SUPP 252.219-7000
               Small Disadvantaged Business Concern Representation
               (DoD Contracts)(Dec 1991)..................................      173
FAR SUPP 252.225-7000
               Buy American Act - Balance of Payments Program
               Certificate (Dec 1991).....................................      175
FAR SUPP 252.225-7003
               Information for Duty-Free Entry Evaluation
               (Dec 1991).................................................      177
FAR SUPP 252.247-7022
               Representation of extent of Transportation by
               See (Dec 1991).............................................      178

SECTION L -    INSTRUCTIONS, CONDITIONS, AND NOTICES TO
- ---------      ----------------------------------------
               OFFERORS...................................................      180
               --------

FAR 52.252-1   Solicitation Provisions Incorporated by
               Reference (Jun 1988).......................................      180

SECTION L-1    PROVISIONS INCORPORATED BY REFERENCE.......................      180
- -----------    ------------------------------------

SECTION L-2    ADDITIONAL SOLICITATION PROVISIONS.......................     182
- -----------    ----------------------------------

FAR 52.204-3   Taxpayer Identification (Sep 1989).......................     182
FAR 52.207-4   Economic Purchase Quantity--Supplies (Aug
               1987)....................................................     183
FAR 52.210-2   Availability of Specifications Listed in the
               DoD Index of Specifications and Standards
               (DODISS)(Sep 1990).......................................     184
FAR 52.212-7   Notice of Priority Rating for National Defense
               Use (Sep 1990)...........................................     185
FAR 52.215-16  Contract Award (Jul 1990) and Alternate III
               (Aug 1991)...............................................     185
FAR 52.216-1   Type of Contract (Apr 1984)..............................     186
FAR 52.233-2   Service of Protest (Nov 1988)............................     186
FAR SUPP 252.210-7001
               Availability of Specifications and Standards not
               Listed in DODISS, Data Item Descriptions not
               listed in DOD 5010.12-L, and Plans, Drawings,
               and other Pertinent Documents (Dec 1991).................     187
NAPS 5252.215-9000
               Submission of Cost or Pricing Data (Nov 1987)............     187
NAPS 5252.243-9000
               Notification of Applicability of 10 U.S.C. 2405
               (Nov 1991)...............................................     187

SECTION L      INSTRUCTION TO OFFERORS..................................     191
- ---------      -----------------------


PHASE I        ENGINEERING DESIGN.......................................     194
- -------        ------------------

Factor I       Technical Approach.......................................     194
Factor II      Logistics Approach.......................................     196
Factor III     Management Approach......................................     197
Factor IV      U.S. Yard Facilities.....................................     198
Main Engine Qualification...............................................     198a


PHASE 11       ACQUISITION, DETAIL DESIGN AND CONSTRUCTION
- --------       -------------------------------------------
               PROPOSAL.................................................     199
               --------

Factor I       Ship Characteristics.....................................     199
Factor II      Technical Approach.......................................     199
Factor III     Logistics Approach.......................................     202
Factor IV      Management Capability....................................     203
Factor V       U.S. Yard Facilities.....................................     205
              (A)    Yard Layout........................................     206
              (B)    Ways/Drydocks......................................     206
              (C)    Shops, etc.........................................     207
              (D)    Price Proposal (Volume II) Organization............     209


SECTION I -    SUMMARY PRICE DATA........................................    209
- ---------      ------------------

Phase I
 1.1           Price Summary.............................................    209

Phase II
 1.1           Price Summary.............................................    209


Phase I and II
 1.2           Additional Financial Information..........................    212
 1.3           Cognizant DCAA and ACO Office.............................    213
 1.4           Other Information.........................................    213

SECTION II    COMPLETED RFP AND ALL AMENDMENT............................    214
- ----------    -------------------------------

SECTION M     EVALUATION FACTORS FOR AWARD...............................    215
- ---------     ----------------------------

A.            General....................................................    215

B.            Engineering Design (Phase 1)...............................    216

C.            Detail Design and Construction (Phase II)..................    218
              Technical Evaluation.......................................    218

              I   Ship Characteristics...................................    218
              II  Technical Approach.....................................    219
              III Logistics Approach.....................................    219
              IV  U.S. Yard Facilities...................................    219

Best Value and Cost Trade-Offs...........................................    220

              I    Proposed Prices.......................................    220
              II   Selected Ship Characteristics.........................    222
              III  Operation and Support (O&S) Cost......................    222

- --------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
- --------------------------------------------------------------------------------
1.   CONTRACT ID CODE   L
- --------------------------------------------------------------------------------
     PAGE OF PAGES
      1        3
- --------------------------------------------------------------------------------
2.   AMENDMENT/MODIFICATION NO.
     P00004
- --------------------------------------------------------------------------------
3.   EFFECTIVE DATE
      SEE BLK 16C.
- --------------------------------------------------------------------------------
4.   REQUISITION/PURCHASE REG. NO.
     N00024-93-NR-91030
- --------------------------------------------------------------------------------
5.   PROJ NO. (If applicable)
     3-385P-91030
- --------------------------------------------------------------------------------
6.   ISSUED BY                                                       CODE N00024
     NAVAL SEA SYSTEMS COMMAND
     BUYER/SYMBOL:J.THOMPSON 02225T
     2531 JEFFERSON DAVIS HWY
     ARLINGTON, VA 22242-5160
     PHONE: Area Code 703/602-1926
- --------------------------------------------------------------------------------
7.   ADMINISTERED BY (if other than item 6)                          CODE N63124
     SUPERVISOR OF SHIPBUILDING, CONVERSION
       AND REPAIR,USN
     NEW ORLEANS, LA 70142-5700
- --------------------------------------------------------------------------------
8.   NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
     CEC NO:
       AVONDALE INDUSTRIES, INC.
       SHIPYARD DIVISION
       P.O. BOX 50280
       NEW ORLEANS, LA 70150-0280
- --------------------------------------------------------------------------------
9A.  AMENDMENT OF SOLICITATION NO.

- --------------------------------------------------------------------------------
9B.  DATED (SEE ITEM 11)

- --------------------------------------------------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER NO.
X    N00024-93-C-2205
- --------------------------------------------------------------------------------
10B. DATED (SEE ITEM 13)
     20 NOVEMBER 1992
- --------------------------------------------------------------------------------
     CAGE CODE: ICC97
- --------------------------------------------------------------------------------
     FACILITY CODE: 70876
- --------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
- --------------------------------------------------------------------------------

     The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended, ___ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If
by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- --------------------------------------------------------------------------------

12.  ACCOUNTING AND APPROPRIATION DATA (If required)

       See attached Financial Accounting Sheet
- --------------------------------------------------------------------------------
      13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- --------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
- --------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
- --------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        FAR 52.249-2
- --------------------------------------------------------------------------------
X    D. OTHER (Specify type of modification and authority)

                            PHASE II AUTHORIZATION
- --------------------------------------------------------------------------------
E.   IMPORTANT: Contractor ( X ) is not, (   ) is required to sign this
     document and return     copies to the issuing office.
- --------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                  SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- --------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

- --------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Jerry Clement
     Contracting Officer
- --------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR


     -----------------------------------------
     (Signature of person authorized to sign)
- --------------------------------------------------------------------------------
15C. DATE SIGNED

- --------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA


     BY /s/ Jerry M. Clement
     _______________________________________
     (Signature of Contracting Officer)
- --------------------------------------------------------------------------------
16C. DATE SIGNED
     02 SEP 1993
- --------------------------------------------------------------------------------
NSN 7540-01-152-8070                                STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53.243
- --------------------------------------------------------------------------------

WHEREAS, Avondale Industries Incorporated, hereinafter referred to as the contractor, and the Naval Sea Systems Command, hereinafter referred to as NAVSEA entered into contract N00024-93-C-2205, hereinafter referred to as the contract, on 20 November 1992 and;

WHEREAS, the contract provided for certain effort under Phase I, Engineering Design Development for construction of Strategic Sealift Ships including the preparation and submission of a technical/management and cost proposal for acceptance by NAVSEA in order to receive authorization to commence work under Phase 11, and;

WHEREAS, the contractor has submitted his technical/management proposal on 20 May 1993 and his cost proposal on 21 June 1993, and;

WHEREAS, FAR 52.215-16 further specifies the Government may accept any item or group of items of an offer, and;

WHEREAS, FAR 52.215-16 further states that a written award or acceptance of offer mailed or otherwise furnished to the successful offeror within the time for acceptance specified in the offer shall result in a binding contract without further action by either party;

WHEREAS, the acceptance period for the contractor's offer is specified as 120 days after submission;.

WHEREAS, the contractor submitted a Best and Final Offer on 26 August 1993, and;

WHEREAS, the Government hereby accepts the contractor's offer;

NOW, THEREFORE, as a result of said acceptance, this modification executes and fully funds CLINs 0003AA, 0007AA, and 0010AA. Contract N00024-93-C-2205 is modified as follows:

1. In Contract Section B, Supplies or Services and Prices/Costs pages 2, 3, 4, 5, and 6 are hereby deleted, and replaced by attached pages 2, 2A, 3, 4, 5, and 6.

2. Funding in the amount of $265,178,284 is hereby provided in Attachment A to fully fund the effort of CLINs 0003AA, 0007AA, and OO1OAA. The Contract
Value is increased from $1,200,000 by $265,178,284 to $266,378,284.

3. Contract Section C, Statement of Work, page 40 is hereby deleted, and replaced by the attached page 40.

4. In Contract Section F, Deliveries or Performance:
  (a) on page 61, the statement, "Item 0003 (and if the options are exercised, Items 0103, 0203, 0303, and 0403)" reads as follows, "Item 0003AA (and if the options are exercised, Items 0103AA, 0103AB, 0203AA, 0303AA, and 0403AA)"

  (b)  The first ship (CLIN 0003AA) shall be delivered by 30 September 1997.

5.  In contract Section H, Special Contract Requirements:

  (a)   In NAVSEA 5252.216-9100 COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)
(FI) (JAN 1990) on page 72, the statement, "(Applicable to Item 0003, and if the options are exercised, Items 0103, 0203, 0303, and 0403)" reads as follows, "(Applicable to Item 0003AA, and if the options are exercised, Items 0103AA, 0103AB, 0203AA, 0303AA, and 0403AA)"

  (b)  Page 78 is hereby deleted, and replaced with the attached page 78.

  (c) In NAVSEA 5252.232-9105 PAYMENTS (FI) (JAN 1990) on page 90, the statement, "(Applicable to Item 0003, and if the options are exercised, Items 0103, 0203, 0303, and 0403)" reads as follows, "(Applicable to Item 0003AA, and if the options are exercised, Items 0103AA, 0103AB, 0203AA, 0303AA, and 0403AA)"

  (d) In FAR 52.216-16 INCENTIVE PRICE REVISION--FIRM TARGET (PI) (APR 1984) (DEVIATION 89-915 - 29 JUN 1989) on page 128, the statement, "(Applicable to
Item 0003, and if the options are exercised, Items 0103, 0203, 0303, and 0403)" reads as follows, "(Applicable to Item 0003AA, and if the options are exercised, Items 0103AA, 0103AB, 0203AA, 0103AA, and 0403AA)"

6. In Contract Section I, Contract Clauses, page 139 is hereby deleted, and replaced by the attached page 139.

7. The total amount obligated on this contract at the time of contract award is $289,997,284 which consists of $265,178,284 the target price / fixed price as appropriate of Items: 0003AA, 0007AA, and 0010AA, plus $24,819,000 for payments of compensation adjustments. See Attachment A (Financial Accounting Document Sheet).

8. Except as modified above, all other terms, conditions, and prices of the said contract remain unchanged and in full-force and effect.

- --------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
- --------------------------------------------------------------------------------
1.   CONTRACT ID CODE
- --------------------------------------------------------------------------------
     PAGE OF PAGES
      1        3
- --------------------------------------------------------------------------------
2.   AMENDMENT/MODIFICATION NO.
     P00004
- --------------------------------------------------------------------------------
3.   EFFECTIVE DATE
      SEE BLK 16C.
- --------------------------------------------------------------------------------
4.   REQUISITION/PURCHASE REG. NO.
     N00024-93-MR-20840
- --------------------------------------------------------------------------------
5.   PROJ NO. (If applicable)
     3-0294-20840
- --------------------------------------------------------------------------------
6.   ISSUED BY                                                       CODE N00024
     NAVAL SEA SYSTEMS COMMAND
     2531 NATIONAL CENTER BLDG. 3
     WASHINGTON, D.C. 20362-5160
     BUYER/SYMBOL: Ms. N. Spector SEA 02225N
     PHONE: Area Code (703)602-1926
- --------------------------------------------------------------------------------
7.   ADMINISTERED BY (if other than item 6)                          CODE N63124

     SUPSHIP New Orleans
     New Orleans, LA 70142-5700
- --------------------------------------------------------------------------------
8.   NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)

       Avondale Industries, Inc.
       Shipyards Division
       P.O. Box 50280
       New Orleans, LA 70150-0280
- --------------------------------------------------------------------------------
9A.  AMENDMENT OF SOLICITATION NO.

- --------------------------------------------------------------------------------
9B.  DATED (SEE ITEM 11)

- --------------------------------------------------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER NO.
  X  N00024-93-C-2205
- --------------------------------------------------------------------------------
10B. DATED (SEE ITEM 13)
     NOV 20 1992
- --------------------------------------------------------------------------------
     CODE ICC97
- --------------------------------------------------------------------------------
     FACILITY CODE
- --------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
- -------------------------------------------------------------------------------
     The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended, ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a)
By completing Items 8 and 15, and returning ____ copies of the amendment; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- --------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (If required)

       N/A
- --------------------------------------------------------------------------------
      13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- --------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
- --------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
- --------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 X      Mutual Agreement of the parties
- --------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)


- --------------------------------------------------------------------------------
E.   IMPORTANT: Contractor (   ) is not, ( X ) is required to sign this
     document and return 2 copies to the issuing office.
- --------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                  SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- --------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

- --------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Jerry Clement
     Contracting Officer
- --------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR


     -----------------------------------------
     (Signature of person authorized to sign)
- --------------------------------------------------------------------------------
15C. DATE SIGNED

- --------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA

   BY
     ---------------------------------------
     (Signature of Contracting Officer)
- --------------------------------------------------------------------------------
16C. DATE SIGNED

- --------------------------------------------------------------------------------
NSN 7540-01-152-8070                                STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53.243
- --------------------------------------------------------------------------------

Contract N00024-93-C-2205 is modified to (i) provide change pages; (ii) provide changes and to the J-Attachments and (iii) provide changes to the Circular of Requirements (COR) as follows:

1.  Pages 2, 13, 17, 23, 59, 61, 72, 77, 79, 110, 115 and 152 of the contract are hereby deleted and replaced by attached pages 2, 13, 17, 23, 59, 61, 72, 77, 79, 110, 115 and 152. Page 198a of the original solicitation (NO0024-93-C-2200) is hereby added.

2. The following clause is hereby incorporated into Section 1-2 in reference to Clause 252.270-7000:

RECOUPMENT OF NONRECURRING COSTS (USD(A)) (OCT 92)

The requirement of a clause in this contract for the contractor to report and to pay a nonrecurring cost recoupment charge in connection with a sale of defense articles or technology is deleted with respect to sales or binding agreements to sell, that are executed on or after October 7, 1992, except for those sales for which an Act of Congress [see Section 21e of the Arms Export Control Act] requires the recoupment of nonrecurring costs.

3. The J-Attachment Index is hereby deleted and replaced by the attached J-Attachment Index.

4. In Attachment J-2B, page 3 is hereby deleted and replaced by the attached page 3.

5. In Attachment J-3, page 3 is hereby deleted and replaced by the attached page 3.

6.  In Attachment J-4, page 1 is hereby deleted and replaced by Attached page 1.

7.  The following changes are made to Attachment J-5:

Forward pages i, iii, iv, and 6 are hereby deleted and replaced by attached pages i, iii, iv, and 6.

Attachment C to Exhibits "A", "B", "C" "D" & "E" is hereby deleted.

Pages 1, 2 and 3 of Exhibit A, Table of Contents, are hereby deleted and replaced by attached pages 1, 2 and 3.

Pages 1, 2, 3, 4, 5, 6 and 7 of Exhibit B, Table Of Contents, are hereby deleted and replaced by attached pages 1, 2, 3, 4, 5, 6 and 7.

Pages 1, 2 and 3 of Exhibit C, Table of Contents, are hereby deleted and replaced by attached pages 1, 2 and 3.

Page 1 of Exhibit D Table Of Contents is hereby deleted and replaced by the attached page 1.

ELINs A002 (and DID), A005, A012, A015, A015-2, Attachment 2 to A015, A027,
A034, B075, B098 and DO11 are hereby deleted and replaced by the attached ELINs A002 (and DID), A005, A012, A015, A015-2, Attachment 2 to A015, A027, A034,
B075, B098 and D011. The Data Item Descriptions (DIDs) for ELINs A003 (page 1 of 6 only) and A007 are hereby deleted and replaced by the attached DIDs for ELINs A003 (page 1 of 6 only) and A007. ELINs A022 (and DID), B009, B034, B035, B037, B039, B080, B099 and B104 (and Attachment 1) are hereby added. ELINs A039, B026, B055 and B103 are hereby deleted.

8. In Attachment J-8, page 2 is hereby deleted and replaced by the attached page 2.

9. Attachment J-12 is hereby deleted and replaced in its entirety. (J-12 has been reformatted and changes from the existing Attachment J-12 are indicated with side bars.)

10. Attachment J-19 is hereby added.

11. In the Circular of Requirements (COR) pages i, ii, iiA, v, vi, viii, 9A, 10, 11, 12, 19, 19A, 23, 26A, 26B, 27, 28, 29, 29A, 30, 32, 33, 34,
35, 40, 42, 43, 53, 55, 59, 63, 63A, 65, 66, 67, 68, 69, 72, 74, 75, 77, 79, 80,
84, 85, 86, 87, 88, 90, 92, 94, 105, 122, 123, 128, 129, 132, 133, 139, 155,
159, 160, 165, 167, 170, B1, B-2, C-1, C-2, C-9, C-24, C-25, C-32, E-7, E-9 and
E-11 are hereby deleted and replaced by the attached COR pages i, ii, iiA, v, vi, viii, 9A, 10, 11, llA, 12, 19, 19A, 23, 26A, 26B, 27, 28, 29, 29A, 30, 32,
33, 34, 35, 40, 42, 43, 53, 55, 59, 63, 63A, 65, 65A, 66, 67, 67A, 67B, 68, 68A,
69, 72, 74, 75, 77, 79, 80, 84, 85, 86, 87, 87A, 88, 90, 92, 94, 94A, 105, 122,
123, 128, 129, 132, 133, 139, 155, 159, 160, 165, 167, 170, B-1, B-2, C-l, C-2,
C-9, C-24, C-25, C-32, E-7, E-9, E-11, H-1, H-2, H-3, H-4, I-1 and 1-2.

12. Except as provided herein, all other terms and conditions of the contract remain unchanged.

- --------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
- --------------------------------------------------------------------------------
1.   CONTRACT ID CODE
- --------------------------------------------------------------------------------
     PAGE OF PAGES
      1        2
- --------------------------------------------------------------------------------
2.   AMENDMENT/MODIFICATION NO.
     P00001
- --------------------------------------------------------------------------------
3.   EFFECTIVE DATE
      SEE BLK 16C.
- --------------------------------------------------------------------------------
4.   REQUISITION/PURCHASE REG. NO.
     N00024-93-MR-20689
- --------------------------------------------------------------------------------
5.   PROJ NO. (If applicable)
     3-0294-20689
- --------------------------------------------------------------------------------
6.   ISSUED BY                                                       CODE N00024
     NAVAL SEA SYSTEMS COMMAND
     2531 NATIONAL CENTER BLDG. 3
     WASHINGTON, D.C. 20362-5160
     BUYER/SYMBOL: Ms. N. Spector SEA 02225N
     PHONE: Area Code (703)602-1926
- --------------------------------------------------------------------------------
7.   ADMINISTERED BY (if other than item 6)                          CODE N63124

     SUPSHIP New Orleans
     New Orleans, LA 70142-5700
- --------------------------------------------------------------------------------
8.   NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)
       Avondale Industries, Inc.
       Shipyards Division
       P.O. Box 50280
       New Orleans, LA 70150-0280
- --------------------------------------------------------------------------------
9A.  AMENDMENT OF SOLICITATION NO.

- --------------------------------------------------------------------------------
9B.  DATED (SEE ITEM 11)

- --------------------------------------------------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER NO.
  X  N00024-93-C-2205
- --------------------------------------------------------------------------------
10B. DATED (SEE ITEM 13)
     NOV 20 1992
- --------------------------------------------------------------------------------
     CODE ICC97
- --------------------------------------------------------------------------------
     FACILITY CODE
- --------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
- --------------------------------------------------------------------------------

     The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended, ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a)
By completing Items 8 and 15, and returning ____ copies of the amendment; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- --------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (If required)


- --------------------------------------------------------------------------------
      13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- --------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
- --------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
- --------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 X        Mutual Agreement of the parties
- --------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)


- --------------------------------------------------------------------------------
E.   IMPORTANT: Contractor (   ) is not, ( X ) is required to sign this
     document and return  2  copies to the issuing office.
- --------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                  SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- --------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

- --------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Jerry Clement
     Contracting Officer
- --------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR

      /s/ (Signature Appears Here)
     -----------------------------------------
     (Signature of person authorized to sign)
- --------------------------------------------------------------------------------
15C. DATE SIGNED
     11/23/92
- --------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA

     BY
     -----------------------------------------
     (Signature of Contracting Officer)
- --------------------------------------------------------------------------------
16C. DATE SIGNED
- --------------------------------------------------------------------------------
NSN 7540-01-152-8070                                STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53.243
- --------------------------------------------------------------------------------

The purpose of this modification is to (i) provide change pages; (ii) revise the Circular of Requirements (COR) and (iii) revise Attachments J-2B, J-4, J-5 and J-7. Accordingly, contract N00024-93-C-2205 is hereby amended as follows:

1. Pages 12a and 110 of the contract are hereby deleted and replaced by attached pages 12a and 110.

2. In Attachment J-1, Circular of Requirements (COR) pages i, ii, iii, iv, vi, vii, viii, 2, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 22, 25, 26,
27, 28, 29, 30, 31, 32, 33, 34, 36, 37, 38, 39, 40, 42, 43, 44, 45, 46, 48,
49, 50, 53, 54, 55, 57, 63, 63A, 64, 65, 66, 67, 69, 72, 78, 82, 83, 84, 85,
86, 87, 88, 89, 90, 91, 131, 132, 133, 139, 155, 157, 165, 170, C-1, C-31,
C-32 and C-34 are hereby deleted and replaced by pages i, ii, iiA, iii, iv, vi, vii, viii, 2, 9, 9A, 10, 11, 12, 12A, 13, 14, 15, 16, 17, 18, 19, 19A, 20,
22, 25, 26, 26A, 26B, 27, 28, 29, 29A, 30, 31,, 32, 33, 34, 36, 37, 38, 38A,
39, 40, 42, 43, 44, 44A, 45, 46, 48, 49, 50, 53, 54, 55, 57, 57A, 63, 63A,
63B, 64, 65, 66, 67, 69, 72, 78, 82, 83, 84, 85, 86, 87, 88, 89, 90, 91, 131,
132, 133, 139, 155, 157, 165, 165A, 170, C-1, C-31, C-32, C-34, G-1, G-2, G-3
and G-4.

3. In Attachment J-2B, pages 3 and 4 ;are hereby deleted and replaced by attached pages 3 and 4.

4. In Attachment J-4, pages 5, 6, 9 and 10 are hereby deleted and replaced by attached pages 5, 6, 9 and 10.

5. In Attachment J-5, Table of Contents, pages 1 and 2 of Exhibit A and pages 1 to 7 of Exhibit B are hereby deleted and replaced by attached pages 1 and 2 of Exhibit A and pages 1 to 7 of Exhibit B.

6. Attached ELIN A007 and accompanying Data Item Description (DID) is hereby incorporated into Attachment J-5. The DID for ELIN A028 is hereby deleted and replaced by the attached DID.

7.   In Attachment J-5, ELINs A010, AOII, A013, A029, A033, A034, A045, B017,
B026, B056, B061, B071, B075, B083, B098, B101, C009, C024, C027, C028, C029,
C030, C031, C032, C033, C034, C035 and D007 are hereby deleted and replaced by attached ELINs A010, A011, A013, A029, A033, A034, A045, B017, B026, B056, B061,
B071, B075, B083, B098, B101, C009, C024, C027, C028, C029, C030, C031, C032,
C033, C034, C035 and D007. Attachment 1 is hereby deleted and replaced for the following ELINs: B027, B031, B051 and B052. Attachment 1, ELIN AO15, delete and replace page 1 of 4 and 2 of 4.

8. In Attachment J-7, pages 5 and 6, and pages 13 to 24 are hereby deleted and replaced by attached pages 5 and 6 and pages 13 to 24.

9. Except as provided herein, all terms and conditions of the contract remain unchanged.

- --------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
- --------------------------------------------------------------------------------
1.   CONTRACT ID CODE
- --------------------------------------------------------------------------------
     PAGE OF PAGES
      1        1
- --------------------------------------------------------------------------------
2.   AMENDMENT/MODIFICATION NO.
     A0003
- --------------------------------------------------------------------------------
3.   EFFECTIVE DATE
      06 NOV 92
- --------------------------------------------------------------------------------
4.   REQUISITION/PURCHASE REG. NO.
- --------------------------------------------------------------------------------
5.   PROJ NO. (If applicable)

- --------------------------------------------------------------------------------
6.   ISSUED BY                                                       CODE N00024
     NAVAL SEA SYSTEMS COMMAND
     2531 NATIONAL CENTER BLDG. 3
     WASHINGTON, D.C. 20362-5160
     BUYER/SYMBOL Nancy Spector SEA 02224
     PHONE: Area Code 703/602-1926
- --------------------------------------------------------------------------------
7.   ADMINISTERED BY                                        CODE


- --------------------------------------------------------------------------------
8.   NAME AND ADDRESS OF CONTRACTOR (No., street, County, State and ZIP Code)





- --------------------------------------------------------------------------------
9A.  AMENDMENT OF SOLICITATION NO.
 X
- --------------------------------------------------------------------------------
9B.  DATED (SEE ITEM 11)
 X    N00024-93-R-2200(Q)
- --------------------------------------------------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER
      OCT 02 1992
- --------------------------------------------------------------------------------
10B. DATED (SEE ITEM 13)

- --------------------------------------------------------------------------------
     CAGE CODE
- --------------------------------------------------------------------------------
     FACILITY CODE
- --------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
- --------------------------------------------------------------------------------
 (X)   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers     is  X is not extended.
                                              ---    ---
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a)
By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- --------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION (If required)


- --------------------------------------------------------------------------------
      13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- --------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
- --------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
- --------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- --------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)


- --------------------------------------------------------------------------------
E.   IMPORTANT: Contractor (   ) is not (   ) is required to sign this
     document and return     copies to the issuing office.
- --------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organize by UCF section headings, including solicitation/contract subject matter where feasible.)

     The purpose of this amendment is to provide change pages to Solicitation N00024-93-R-2200.
     1. Pages 194, 199, 201, 220, and 221 are hereby deleted and replaced by attached pages 194, 199, 201, 220 and 221.
     2. Except as provided herein, all other terms and conditions of the solicitation remain unchanged and in full force and effect.

Except as provided herein, all terms and conditions of the document refereced in
Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- --------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

- --------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Jerry Clement
     Contracting Officer
- --------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR


     -----------------------------------------
     (Signature of person authorized to sign)
- --------------------------------------------------------------------------------
15C. DATE SIGNED

- --------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA

     BY
     ----------------------------------------
     (Signature of Contracting Officer)
- --------------------------------------------------------------------------------
16C. DATE SIGNED

- --------------------------------------------------------------------------------
NSN 7540-01-152-8070               30-105           STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Perscribed by GSA
                                                    FAR (43 CFR) 53H-243
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
- --------------------------------------------------------------------------------
1.   CONTRACT ID CODE
- --------------------------------------------------------------------------------
     PAGE OF PAGES
      1        2
- --------------------------------------------------------------------------------
2.   AMENDMENT/MODIFICATION NO.
     A0002
- --------------------------------------------------------------------------------
3.   EFFECTIVE DATE
      03 NOV 92
- --------------------------------------------------------------------------------
4.   REQUISITION/PURCHASE REG. NO.

- --------------------------------------------------------------------------------
5.   PROJ NO. (If applicable)

- --------------------------------------------------------------------------------
6.   ISSUED BY                                                       CODE N00024
     NAVAL SEA SYSTEMS COMMAND
     2531 NATIONAL CENTER BLDG.3
     WASHINGTON, D.C. 20362-5160
     BUYER/SYMBOL: Nancy Spector SEA 02224
     PHONE: Area Code 703/602-1926
- --------------------------------------------------------------------------------
7.   ADMINISTERED BY                                                 CODE



- --------------------------------------------------------------------------------
8.   NAME AND ADDRESS OF CONTRACTOR (No., street, County, State and ZIP Code)





- --------------------------------------------------------------------------------
(X)9A.  AMENDMENT OF SOLICITATION NO.
 X      N00024-93-R-2200(Q)
- --------------------------------------------------------------------------------
9B.  DATED (SEE ITEM 11)
        OCT 02 1992
- --------------------------------------------------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER

- --------------------------------------------------------------------------------
10B. DATED (SEE ITEM 13)

- --------------------------------------------------------------------------------
    CAGE CODE
- --------------------------------------------------------------------------------
     FACILITY CODE
- --------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
- --------------------------------------------------------------------------------
(X)  The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers    is extended, X is not
                                              ---             ---
extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a)
By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- --------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION (If required)


- --------------------------------------------------------------------------------
      13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- --------------------------------------------------------------------------------
     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
- --------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
- --------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- --------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)


- --------------------------------------------------------------------------------
E.   IMPORTANT: Contractor (   ) is not (   ) is required to sign this
     document and return     copies to the issuing office
- --------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organize by UCF section headings, including solicitation/contract subject matter where feasible)



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- --------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

- --------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Jerry Clement
     Contracting Officer
- --------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR


     -----------------------------------------
     (Signature of person authorized to sign)
- --------------------------------------------------------------------------------
15C. DATE SIGNED

- --------------------------------------------------------------------------------


     BY
     -----------------------------------------
     (Signature of Contracting Officer)
- --------------------------------------------------------------------------------
16C. DATE SIGNED

- --------------------------------------------------------------------------------
NSN 7540-01-152-8070             30-105             STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Perscribed by GSA
                                                    FAR (48 CFR) 53H-243
- --------------------------------------------------------------------------------

The purposes of this amendment are to provide (i) change pages, (ii) revised CDRLs and (iii) answers to bidder's questions. Accordingly Request for Proposal
(RFP) N00024-93-R-2200 is hereby modified as follows:

1.   Pages 12, 114, 116, 194, 195, 199, 212, 221, 222 and 223 of the
solicitation are hereby deleted and replaced by attached pages 12, 12a, 114, 116, 194, 195, 199, 212, 221, 222 and 223.

2. Page 3 of Attachment J-2B is hereby deleted and replaced by attached page 3 of Attachment J-2B.

3. Pages 3 and 15 to Attachment J-4 are hereby deleted and replaced by attached pages 3 and 15 to Attachment J-4.

4. In Attachment J-S, page 1 of Exhibit A, Table of Contents and pages 4, 5 and 7 of Exhibit B, Table of Contents are hereby deleted and replaced by attached page 1 of Exhibit A and pages 4, 5 and 7 of Exhibit B in Attachment J-5.

5. The Data Item Description for ELIN A002 in Attachment J-5 is hereby deleted and replaced by attached the Data Item Description for ELIN A002.

6. The attached ELIN and Data Item Description for A008 in Attachment J-5 are hereby incorporated into the solicitation.

7. ELINs B007, B048, B075 and B098 of Attachment J-5 are hereby deleted and replaced by attached ELINs B007, B048, B075 and B098 of Attachment J-5.

8. Attached ELIN B064 of Attachment J-5 is hereby incorporated into the solicitation.

9. Answers are provided to bidder's questions 21 through 67, 69, 70, 72, 75 and 78.

10. Except as amended herein, all other terms and conditions remain unchanged and in full force and effect.

- --------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
- --------------------------------------------------------------------------------
1.   CONTRACT ID CODE
- --------------------------------------------------------------------------------
     PAGE OF PAGES
      1        2
- --------------------------------------------------------------------------------
2.   AMENDMENT/MODIFICATION NO.
     A0001
- --------------------------------------------------------------------------------
3.   EFFECTIVE DATE
      23 OCT 92
- --------------------------------------------------------------------------------
4.   REQUISITION/PURCHASE REG. NO.

- --------------------------------------------------------------------------------
5.   PROJ NO. (If applicable)

- --------------------------------------------------------------------------------
6.   ISSUED BY                                                   CODE N00024
     NAVAL SEA SYSTEMS COMMAND
     2531 NATIONAL CENTER BLDG.3
     WASHINGTON, D.C. 20362-5160
     BUYER/SYMBOL: Nancy Spector SEA 02224
     PHONE: Area Code 703/602-1926
- --------------------------------------------------------------------------------
7.   ADMINISTERED BY                                             CODE



- --------------------------------------------------------------------------------
8.   NAME AND ADDRESS OF CONTRACTOR (No., street, County, State and ZIP Code)





- --------------------------------------------------------------------------------
9A.  AMENDMENT OF SOLICITATION NO.
(X)
- --------------------------------------------------------------------------------
9B.  DATED (SEE ITEM 11)
 X     N00024-93-R-2200(Q)
- --------------------------------------------------------------------------------
10A. MODIFICATION OF CONTRACT/ORDER
     OCT 02 1992
- --------------------------------------------------------------------------------
10B. DATED (SEE ITEM 13)

- --------------------------------------------------------------------------------
     CAGE CODE
- --------------------------------------------------------------------------------
     FACILITY CODE
- --------------------------------------------------------------------------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
- -------------------------------------------------------------------------------
(X)  The above numbered soliciation is amended as set forth in Item 14. The hour
and date specified for receipt of Offers     is  X  is not extended.
                                         ---    ---
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a)
By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- --------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION (If required)


- --------------------------------------------------------------------------------
      13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- --------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
- --------------------------------------------------------------------------------
     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
- --------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

- --------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)


- --------------------------------------------------------------------------------
E.   IMPORTANT: Contractor ( X ) is not, (   ) is required to sign this
     document and return  2  copies to the issuing office.
- --------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organize by UCF section headings, including solicitation/contract subject matter where feasible.)



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- --------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

- --------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Jerry Clement
     Contracting Officer
- --------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR


     -----------------------------------------
     (Signature of person authorized to sign)
- --------------------------------------------------------------------------------
15C. DATE SIGNED

- --------------------------------------------------------------------------------


     BY
     -----------------------------------------
     (Signature of Contracting Officer)
- --------------------------------------------------------------------------------
16C. DATE SIGNED

- --------------------------------------------------------------------------------
NSN 7540-01-152-8070             30-105             STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Perscribed by GSA
                                                    FAR (48 CFR) 53-243
- --------------------------------------------------------------------------------

The purposes of this amendment are to (i) make an administrative change, (ii) provide change pages, (iii) make revisions to the CDRLs, (iv) provide a copy of the bidder's list, (v) respond to offeror's questions, (vi) make changes to the Circular of Requirements and (vii) establish a cut-off date for the submission of offeror's questions. Accordingly, Request for Proposals (RFP) N00024-93-R-2200 is hereby amended as follows:

1.  On page 1, block 10a is hereby changed to Ms. Nancy Spector, 02225N.

2.  Pages 2, 7, 19, 61, 72, 124, 188, 192, 195, 198, 206, 224 and 225 are hereby deleted and the attached revised pages 2, 7, 19, 61, 72, 124, 188, 192, 195, 198, 206 and 224 are inserted in lieu thereof. thereof. The vertical line(s) at the left margin donates the chanqe(s).

3. Exhibit A, Table of Contents, to the CDRLs is hereby deleted and replaced by the attached Exhibit A, Table of Contents.

4.  ELIN AOOI is hereby deleted.

5.  Attachment 1 for CDRL A015 is provided and hereby incorporated.

6. Data Item Description (DID) for CDRL A028 is hereby deleted and replaced by the attached Data Item Description (DID) for CDRL A028.

7.  ELINs A004, A005, A010, A034, A041, A042, A043, A045, A046, A047, B007,
B018, B026, B061 and B066 are hereby deleted and replaced by attached ELINs A004, A005, A010, A034, A041, A042, A043, A045, A046, A047, B007, B018, B026,
B061 and B066.

8. The attached list of bidders requesting a copy of the Request for Proposal in provided for informational purposes.

9.  Attached answers are provided to offeror's questions 1-20.

10. Pages 45, 53, 56, 57, 8, 11 12, 62, 63, 63A, 65, 66, 67, 71,
76, 83, 84, 85, 86, 87, 90, 92, E-6, E-8, E-9 and E-10 of the
Circular of Requirements and are replaced by attached pages 45, 53, 56, 57, 8, 11, 12, 62, 63, 63A, 65, 66, 67, 71, 76, 83, 84, 85, 86, 87, 90, 92,
E-6, E-8, E-9 and E-10.

11. The cut-off date and time for submission of offeror's questions is 2:00 PM ET, 30 October 1992. All questions shall be submitted in writing. A facsimile transmission to (703) 602-7360 is acceptable.

12. Except as amended herein, all other terms and conditions remain unchanged and in full force and effect.

  PART I - THE SCHEDULE SECTION A - SOLICITATION/CONTRACT FORM
- -------------------------------------------------------------------------------
SOLICITATION, OFFER AND AWARD
- -------------------------------------------------------------------------------
1. THIS CONTRACT IS A RATED ORDER          RATING            PAGE  OF  PAGES
   UNDER DPAS(15 CFR 350)>                 D0-A 3                1     226
- -------------------------------------------------------------------------------
2. CONTRACT NO.       3. SOLICITATION NO.      4. TYPE OF SOLICITATION
                                                  (   )SEALED BID (FB)
    N00024-93-C-2205    N00024-93-R-2200          ( X )NEGOTIATED (RFP)
- -------------------------------------------------------------------------------
5. DATE ISSUED                              6. REQ/PURCHASE
                                              N00024-93-NR
     2 OCT 92                                      91011
- -------------------------------------------------------------------------------

7. ISSUED BY                                            N00024
   NAVAL SEA SYSTEMS COMMAND
   2531 NATIONAL CENTER BLDG 3
   WASHINGTON, D.C. 20362-5160
- --------------------------------------------------------------------------------
8. ADDRESS OFFER TO (If other than item 7)
    DEPARTMENT OF THE NAVY
    NAVAL SEA SYSTEMS COMMAND, SEA 0291
    NATIONAL CENTER BLDG. #3, RM 5E40
    WASHINGTON, D.C. 20362-5160
- --------------------------------------------------------------------------------
NOTE: In sealed bid solicitations "offer" and "offeror" means "bid" and
"Bidder"
- --------------------------------------------------------------------------------
   (SEE SECTION L)                       SOLICITATION
- --------------------------------------------------------------------------------
 9. Sealed offers an original and XX signed  copies for furnishing the supplies or services in the schedule will be received at the place specified in item 8, or if handcarried, in the depository located in Block 8 until
    2:00 P.M. Eastern ST  13 NOV 92
    --------------------  ---------
      (Hour)               (Date)



CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52-214-7 or 51215-10. All offers are subject to all terms conditions contained in this solicitation.
- -------------------------------------------------------------------------------

10. FOR INFORMATION   A. NAME                     B.TELEPHONE NO. (include
    CALL              Ms. Nancy Spector 02225N      area code) NO COLLECT CALLS:
                                                     (703) 602-1926
- -------------------------------------------------------------------------------
                            11. TABLE OF CONTENTS
- -------------------------------------------------------------------------------
X'd  SEC.      DESCRIPTION                              PAGE(S)
- -------------------------------------------------------------------------------
             PART I - THE SCHEDULE
- -------------------------------------------------------------------------------
X   A  SOLICITATION/CONTRACT FORM                        1
- -------------------------------------------------------------------------------
X   B  SUPPLIES OR SERVICES AND PRICES/COSTS             2-11
- -------------------------------------------------------------------------------
X   C  DESCRIPTION/SPECS/WORK STATEMENT                  12-51
- -------------------------------------------------------------------------------
X   D  PACKAGING AND MARKING                             52-55
- -------------------------------------------------------------------------------
X   E  INSPECTION AND ACCEPTANCE                         56-60
- -------------------------------------------------------------------------------
X   F  DELIVERIES OR PERFORMANCE                         61-62
- -------------------------------------------------------------------------------
X   G  CONTRACT ADMINISTRATION DATA                      63
- -------------------------------------------------------------------------------
X   H  SPECIAL CONTRACT REQUIREMENTS                     64-110
- -------------------------------------------------------------------------------
X'd  SEC.       DESCRIPTION                             PAGE(S)
- -------------------------------------------------------------------------------
                     PART II - CONTRACT CLAUSES
- -------------------------------------------------------------------------------
X   I  CONTRACT CLAUSES                                  111-
- -------------------------------------------------------------------------------
             PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
- -------------------------------------------------------------------------------
X   J  LIST OF ATTACHMENTS                               152
- -------------------------------------------------------------------------------
                 PART IV - REPRESENTATIONS AND INSTRUCTIONS
- -------------------------------------------------------------------------------
X   K  REPRESENTATIONS, CERTIFICATIONS AND OTHER
       STATEMENTS OF OFFERORS                            153-
- -------------------------------------------------------------------------------
X   L  INSTS. CONDS., AND NOTICES TO OFFERORS            180-
- -------------------------------------------------------------------------------
X   M  EVALUATION FACTORS FOR AWARD                      216-
- -------------------------------------------------------------------------------
            OFFER (Must be fully completed by offeror)
- -------------------------------------------------------------------------------
NOTE: Item 12 does not apply if the solicitation includes the provisions at
      52214-16, Minimum Bid Acceptance Period.
- -------------------------------------------------------------------------------

12. In compliance with the above, the undersigned agrees, if this offer is accepted within 120 calendar days (60 days unless a different period is insured by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
- -------------------------------------------------------------------------------
13. DISCOUNT FOR PROMPT PAYMENT
    (See Section I, Clause No. 52232-6)
- -------------------------------------------------------------------------------
 10 CALENDAR DAYS  20 CALENDAR DAYS  30 CALENDAR DAYS    CALENDAR DAYS

                %                 %                 %                %
- --------------------------------------------------------------------------------
14. ACKNOWLEDGEMENT OF AMENDMENTS  AMENDMENT NO.  DATE    AMENDMENT NO.  DATE
(The offeror acknowledges receipt    0001      23 OCT 92
of amendments to the SOLICITATION    0002      03 NOV 92
for offers and related documents     0003      06 NOV 92
numbered and dated:
- --------------------------------------------------------------------------------
15A. NAME           CAGE CODE           ICC97       FACILITY
     AND      Avondale Industries, Inc.
     ADDRESS  Shipyards Division
     OF       P. O. Box 50280    DUNS#14-462-0747
     OFFEROR  New Orleans, LA 70150-0280
- --------------------------------------------------------------------------------
16. NAME AND TITLE OF PERSON AUTHORIZED TO
    SIGN OFFER (Type or print)

       Edmund C. Mortimer
       Vice President
       Manager, Shipyards Division
- -------------------------------------------------------------------------------
15B. TELEPHONE NO. (Include              15C. CHECK IF REMITTANCE ADDRESS
     area code)                        (   )  IS DIFFERENT FROM ABOVE.
     (504)436-2121                            ENTER SUCH ADDRESS IN SCHEDULE
- --------------------------------------------------------------------------------
   17. SIGNATURE                          18. OFFER DATE
       \S\                                     13 NOV 1992
- --------------------------------------------------------------------------------
                    AWARD (To be completed by Government)
- --------------------------------------------------------------------------------
19. ACCEPTED AS TO ITEMS NUMBERED    20. AMOUNT 21. ACCOUNTING AND APPROPRIATION
      Items 0001 and 0002            $1,200,000        See Attachment A
- --------------------------------------------------------------------------------
22. AUTHORITY FOR USING OTHER THAN FULL AND    23. SUBMIT INVOICES TO      ITEM
    OPEN COMPETITION:                              ADDRESS SHOWN IN
                                                  (4 copies unless
 (  ) 10 U.S.C. 2304(c) (    )                    otherwise specified)
 (  ) 41 U.S.C.253(c) (    )                                             >
- --------------------------------------------------------------------------------
24. ADMINISTERED BY (If other than item 7)           CODE  N61324

    SUPSHIP New Orleans
    New Orleans, LA  70142-5700
- --------------------------------------------------------------------------------
23. PAYMENT WILL BE MADE BY                          CODE N00179

   NRFC Washington
- --------------------------------------------------------------------------------
36. NAME OF CONTRACTING OFFICER                27. UNITED STATES OF AMERICA
    (Type or print)
    Jerry M. Clement                              \s\
    Contracting Officer                      (Signature of Contracting Officer)

28. AWARD DATE

    20 NOV 199
- --------------------------------------------------------------------------------
IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
- --------------------------------------------------------------------------------
 NSN 7540-01-152-8064                     33-133    STANDARD FORM #88(REV. 4-85)
 PREVIOUS EDITION UNUSABLE                          Prescribed by GSA
                        .OOP:1985 O - 461-275 (479) FAR (48 CFR) 53-214(e)


                             REC'D NOV 23 1992 EST

                                                                                         Attachment A
- ------------------------------------------------------------------------------------------------------------------------------------

                                                   A. INPUT - TYPE CODE (CHECK ONE)
FINANCIAL ACCOUNTING DATA SHEET
                                                      [ ]ZPC COMMITMENT OF CONTRACT,      [ ]ZMC COMMITMENT OF CONTRACT MOD WITH
                                                         CALL/ORDER OR MOD TO CALL/ORDER.    SUPPL PIIN STARTING WITH LETTER A OR P.
 -----------------------------------------------------------------------------------------------------------------------------------

 1. PINN NUMBER     2. SUPPL PIIN   3. DATE EFFECTIVE   4. REFERENCE DOCUMENT NO.  5.ICI   6. PAYING OFC   7. TYPE OF MOD
                                     YR.    MO.    DA.
    N0002493C2205      BASIC         92     NOV     19      N0002493NR91011.000
- -----------------------------------------------------------------------------------------------------------------------------------
8.     9.                   10.      11.       12.      13.           14.
ACCT    REFERENCE            REF      CLIN      SLIN     QUANTITY      UNIT
CODE    DOCUMENT             ACRN
        NUMBER
- ----------------------------------------------------------------------------
A      N0002492AFE84YV                 0001

- ---------------------------------------------------------------------------------------------------------
15.                         ACCOUNTING DATA                                           16.
- ---------------------------------------------------------------------------------------- AMOUNT
A.  B.                C.      D. OBJ E. BCN    F.  G.     H.  I.     J.   COST CODE
                                    --------                         -------------------
ACRN APPROPRIATION   SUBHEAD CLASS  PARM RFM  SA   AAA    TT  PAA    PROJ UNIT MCC PDLMS
                             ---------------------------------------------------------------------------
                                    OTHER THAN NAVY ACCOUNTING
- --------------------------------------------------------------------------------------------------------
AA     1721319        84YV    000     SA   S50 0    068342 2D  980220  02148    000  0200   1,200,000.00

  Program Element 64567N is applicable.




                                                                                                        TOTAL  _    $ 1,200,000.00

PREPARED BY         DATE      COMPTROLLER CLEARANCE
                              -------------------------------------------------
 JANET TULL         11/19/92  OBLIGATION OF FUNDS IS AUTHORIZED
                              IN AMOUNTS SHOWN IN COLUMN 16 ABOVE
                              -------------------------------------------------
                              SIGNNATURE\s\                           DATE
                              BY DIRECTION OF T.U. BARNETT
                              DEPUTY COMMANDER/COMPTROLLER          11-19-92

  PART I - THE SCHEDULE SECTION A - SOLICITATION/CONTRACT FORM
- -------------------------------------------------------------------------------
SOLICITATION, OFFER AND AWARD
- -------------------------------------------------------------------------------
1. THIS CONTRACT IS A RATED ORDER          RATING            PAGE  OF  PAGES
   UNDER DPAS(15 CFR 350)                  DO-A 3                1     226
- -------------------------------------------------------------------------------
2. CONTRACT NO.       3. SOLICITATION NO.     4. TYPE OF SOLICITATION
                                                 (   )SEALED BID (IFB)
                        N00024-93-R-2200         ( X )NEGOTIATED (RFP)
- -------------------------------------------------------------------------------
5. DATE ISSUED                             6.  REQ/PURCHASE
                                             NO. 3-0294-93001
     2 OCT 92                                  N00024-93-NR-93001
- -------------------------------------------------------------------------------
7. ISSUED BY                                            N00024
   NAVAL SEA SYSTEMS COMMAND
   2531 NATIONAL CENTER BLDG 3
   WASHINGTON, D.C. 20362-5160
- --------------------------------------------------------------------------------
8. ADDRESS OFFER TO (If other than item 7)
   DEPARTMENT OF THE NAVY
   NAVAL SEA SYSTEMS COMMAND, SEA 0291
   NATIONAL CENTER BLDG. #3, RM 5E40
   WASHINGTON, D.C. 20362-5160
- --------------------------------------------------------------------------------
NOTE: In sealed bid solicitations "offer" and "offeror" means "bid" and
"Bidder"
- --------------------------------------------------------------------------------
   (SEE SECTION L)                       SOLICITATION
- --------------------------------------------------------------------------------
 9. Sealed offers an original and XX signed  copies for furnishing the supplies or services in the Schedule will be received at the place specified in item 8, or if handcarried, in the depository located in Block 8 until
    2:00 P.M. EASTERN ST  13 NOV 92
    --------------------  ---------
      (Hour)               (Date)



CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 51.215-10. All offers are subject to all terms conditions contained in this solicitation.
- -------------------------------------------------------------------------------

10. FOR INFORMATION   A. NAME                     B.TELEPHONE NO. (Include
    CALL              Ms. Sharie Bourbeau 02224     area code) NO COLLECT CALLS:
                                                     (703) 602-1926
- -------------------------------------------------------------------------------
11. TABEL OF CONTENTS
- -------------------------------------------------------------------------------
X'd  SEC.      DESCRIPTION                              PAGE(S)
- -------------------------------------------------------------------------------
             PART I- THE SCHEDULE
- -------------------------------------------------------------------------------
X   A  SOLICITATION/CONTRACT FORM                        1
- -------------------------------------------------------------------------------
X   B  SUPPLIES OR SERVICES AND PRICES/COSTS             2-11
- -------------------------------------------------------------------------------
X   C  DESCRIPTION/SPECS/WORK STATEMENT                  12-51
- -------------------------------------------------------------------------------
X   D  PACKAGING AND MARKING                             52-55
- -------------------------------------------------------------------------------
X   E  INSPECTION AND ACCEPTANCE                         56-60
- -------------------------------------------------------------------------------
X   F  DELIVERIES OR PERFORMANCE                         61-62
- -------------------------------------------------------------------------------
X   G  CONTRACT ADMINISTRATION DATA                      63
- -------------------------------------------------------------------------------
X   H  SPECIAL CONTRACT REQUIREMENTS                     64-110
- -------------------------------------------------------------------------------
X'd  SEC.       DESCRIPTION                             PAGE(S)
- -------------------------------------------------------------------------------
                     PART II - CONTRACT CLAUSES
- -------------------------------------------------------------------------------
X   I  CONTRACT CLAUSES                                  111-151
- -------------------------------------------------------------------------------
X            PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
- -------------------------------------------------------------------------------
X   J  LIST OF ATTACHMENTS                               152
- -------------------------------------------------------------------------------
                 PART IV - REPRESENTATIONS AND INSTRUCTIONS
- -------------------------------------------------------------------------------
X   K  REPRESENTATIONS, CERTIFICATIONS AND OTHER
       STATEMENTS OF OFFERORS                            153-179
- -------------------------------------------------------------------------------
X   L  INSTS. CONDS., AND NOTICES TO OFFERORS            180-215
- -------------------------------------------------------------------------------
X   M  EVALUATION FACTORS FOR AWARD                      216-226
- -------------------------------------------------------------------------------
            OFFER (Must be fully completed by offeror)
- -------------------------------------------------------------------------------
NOTE: Item 12 does not apply if the solicitation includes the provisions at
      52.214-16, Minimum Bid Acceptance Period.
- -------------------------------------------------------------------------------
12. In compliance with the above, the undersigned agrees, if this offer is accepted within 120 calander days (60 days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
- -------------------------------------------------------------------------------
13. DISCOUNT FOR PROMPT PAYMENT
    (See Section I, Clause No. 52.232-6)
- -------------------------------------------------------------------------------
 10 CALENDAR DAYS  20 CALENDAR DAYS  30 CALENDAR DAYS    CALENDAR DAYS

                %                 %                 %                %
- --------------------------------------------------------------------------------
14. ACKNOWLEDGEMENT OF AMENDMENTS  AMENDMENT NO.  DATE    AMENDMENT NO.  DATE
(The offeror acknowledges receipt
of amendments to the SOLICITATION
for offers and related documents
numbered and dated:
- --------------------------------------------------------------------------------
15A. NAME           CAGE CODE                       FACILITY
     AND
     ADDRESS
     OF
     OFFEROR
- --------------------------------------------------------------------------------
16. NAME AND TITLE OF PERSON AUTHORIZED TO
    SIGN OFFER (Type or print)



- -------------------------------------------------------------------------------
15B. TELEPHONE NO. (Include                   15C. CHECK IF REMITTANCE ADDRESS
     area code)                        (   )  IS DIFFERENT FROM ABOVE.
                                              ENTER SUCH ADDRESS IN SCHEDULE.
- --------------------------------------------------------------------------------
   17. SIGNATURE                          18. OFFER DATE
- --------------------------------------------------------------------------------
                    AWARD (To be completed by Government)
- --------------------------------------------------------------------------------
19. ACCEPTED AS TO ITEMS NUMBERED    20. AMOUNT 21. ACCOUNTING AND APPROPRIATION

- --------------------------------------------------------------------------------
22. AUTHORITY FOR USING OTHER THAN FULL AND    23. SUBMIT INVOICES TO      ITEM
    OPEN COMPETITION:                              ADDRESS SHOWN IN
                                                  (4 copies unless
 (  ) 10 U.S.C. 2304(c) (    )                    otherwise specified)
 (  ) 41 U.S.C. 253(c) (    )
- --------------------------------------------------------------------------------
24. ADMINISTERED BY (If other than item 7)           CODE


- --------------------------------------------------------------------------------
23. PAYMENT WILL BE MADE BY                          CODE

- --------------------------------------------------------------------------------
36. NAME OF CONTRACTING OFFICER                27. UNITED STATES OF AMERICA
    (Type or print)

                                             (Signature of Contracting Officer
- --------------------------------------------------------------------------------
28. AWARD DATE


- --------------------------------------------------------------------------------
IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
- --------------------------------------------------------------------------------
 NSN 7540-01-152-8064                     33-133       STANDARD FORM (REV.4-85)
 PREVIOUS EDITION UNUSABLE                             Prescribed by GSA
                        .OOP:1985 O - 461-275 (429)    FAR (48 CFR) 53.214(e)

                         STRATEGIC SEALIFT CONSTRUCTION

SECTION B: SUPPLIES AND/OR SERVICES AND PRICES/COST

ITEM   DESCRIPTION                                             PRICE/COST
- ----   -----------                                             ----------

                             PHASE 1
0001   Engineering Design Development for                    $1,200,000*
       Construction of Strategic Sealift Ships (See Note A)

0002   Data for Item 0001                                    NSP

                             PHASE II


0003   Acquisition, Detail Design and                        Target Cost:  $
       Construction of Strategic Sealift                     Target Profit:$
       Ships (See Notes B, C & D)                            Target Price: $
                                                             Ceiling Price:$

0004   Data for Item 0003                                    NSP

0005   Provisioned Item Order
       (See Contract Requirement C-1)


0006   Data for Item 0005                                    NSP

0007   Provisioning Technical Documentation                  $
       (PTD) (See Note A)

0008   Technical Manuals (See Notes C & D)                   NSP

0009   Data for Item 0008                                    NSP

0010   Crew Orientation and Familiarization                  $
       (See Note A)

0011   Data for Item 0010                                    NSP

*  ITEM 0001 NOT TO EXCEED $1,200,000

                                    OPTIONS
                                    -------

CY 93
0012     Days at Contractor's Pier after work   $                   /DAY
         under CLIN 0003 has been completed
         (See Note A)

CY 94
0103     Acquisition, Detail Design and          Target Cost:
         Construction of Strategic Sealift       Target Profit:$
         Ships (See Notes B, C, & D)             Target Price: $
                                                 Ceiling Price:$

0104     Data for Item 0103                      NSP

0105     Provisioned Item Order
         (See Contract Requirement C-1)

0106     Data for  Item  0105                    NSP

0107     Provisioning Technical Documentation    $
         (PTD) (See Notes A & D)

0108     Technical Manuals (See Notes C & D)     NSP

0109     Data for  Item  0108                    NSP

0110     Crew Orientation and Familiarization    $
         (See Notes A & D)

0111     Data for  Item  0110                    NSP

0112     Days at Contractor's Pier after work    $                  /DAY
         under CLIN 0103 has been completed
         (See Notes A & D)


                                   OPTIONS
                                   -------

CY 95
0203     Acquisition, Detail Design and         Target  Cost:   $
         construction of Strategic Sealift      Target  Profit: $
         Ships (See Notes B, C, & D)            Target  Price:  $
                                                Ceiling Price:  $

0204     Data for  Item  0203                   NSP

0205     Provisioned Item Order
         (See Contract Requirement C-1)

0206     Data for  Item  0205                   NSP

0207     Provisioning Technical Documentation   $
         (PTD) (See Notes A & D)

0208     Technical Manuals (See Notes C & D)    NSP

0209     Data for  Item  0208                   NSP

0210     Crew Orientation and Familiarization   $
         (See Notes A & D)

0211     Data for Item  0210                    NSP

0212     Days at Contractor's Pier after work   $               /DAY
         under CLIN 0203 has been completed
         (See Notes A & D)


                OPTIONS
                -------

CY 95
0303     Acquisition, Detail Design and         Target  Cost:  $
         Construction of Strategic Sealift      Target  Profit:$
         Ships (See Notes B, C, & D)            Target  Price: $
                                                Ceiling Price: $

0304     Data for  Item  0303                   NSP

0305     Provisioned Item Order
         (See Contract Requirement C-1)

0306     Data for Item 0305                     NSP

0307     Provisioning Technical Documentation   $
         (PTD) (See Notes A & D)

0308     Technical Manuals (See Notes C & D)    NSP

0309     Data for  Item  0308                   NSP

0310     Crew Orientation and Familiarization   $
         (See Notes A & D)

0311     Data for Item  0310                    NSP

0312     Days at Contractor's Pier after work   $            /DAY
         under CLIN 0303 has been completed
         (See Notes A & D)


                OPTIONS
                -------

CY 97
0403     Acquisition, Detail Design and         Target  Cost:  $
         construction of Strategic Sealift      Target  Profit:$
         Ships (See Notes B, C, & D)            Target  Price: $
                                                Ceiling Price: $

0404     Data for  Item  0403                   NSP

0405     Provisioned Item Order
         (See Contract Requirement C-1)

0406     Data for  Item  0405                   NSP

0407     Provisioning Technical Documentation   $
         (PTD) (See Notes A & D)

0408     Technical Manuals (See Notes C & D)    NSP

0409     Data for  Item  0408                   NSP

0410     Crew Orientation and Familiarization   $
         (See Notes A & D)

0411     Data for Item 0410                     NSP

0412     Days at Contractor's Pier after work   $            /DAY
         under CLIN 0403 has been completed
         (See Notes A & D)


NOTE A:  These items are to be priced as firm fixed price items.

NOTE B: These items are to be priced on a 50/50 sharing arrangement with a 130% ceiling price.

NOTE C:  These items are to be priced in accordance with Attachment J-17.

NOTE D: Phase II CLIN 0003 and Option Items (if exercised) will be divided into sub-Items to reflect the appropriate number of construction ships at the time of contract award. Pricing for CLIN 0003 and Option Items shall be in accordance with Attachment J-18.

                                    SCHEDULE


SECTION B:  ADDITIONAL CONTRACT REQUIREMENTS


B.1.  SPECIAL UNDERSTANDING WITH REGARD TO ACQUISITION, DETAIL
      DESIGN AND CONSTRUCTION (PHASE II) EFFORT

  a. Notwithstanding the inclusion of CLINs 0003-0012 in Sections B and C of this contract, the Contractor understands and agrees that the award of a contract for Engineering Design (Phase I) effort under CLIN 0001 does NOT authorize the Contractor to proceed with any aspect of the statement of work associated with detail design and construction of CSP/S-24 ships (i.e., CLINs 0003-0012). Any such work performed by the Contractor prior to execution by the Contracting Officer of a formal contract modification authorizing the
                         ------
commencement of detail design and construction effort shall be entirely at the Contractor's risk, and the Contractor shall not be entitled to any adjustment in contract price or delivery schedule on account of any work so performed.

  b. This clause does not constitute a commitment of any kind that the Government, at any point in the future, will authorize performance of any work under CLINs 0003-0012 of this contract.

B.2. PROVISIONING TECHNICAL DOCUMENTATION - WITHHOLDING OF PAYMENT (NAVSEA) (SEP
1990)

(a) For the purpose of paragraph (c) of the "PROGRESS PAYMENTS" clause of this contract, if included, the requirement that the Contractor develop and deliver Provisioning Technical Documentation (PTD) is considered to be a "material requirement of this contract," and Contractor failure to make adequate progress in the development of PTD, or to deliver acceptable PTD on a timely basis, may result in reduction or suspension of Progress Payments as provided for in said paragraph.

(b) The PTD is considered to be a part of the "Technical Data" specified to delivered under this contract for the purposes of the "TECHNICAL DATA-- WITHHOLDING OF PAYMENT" (DFARS 252.227-7030) clause. The terms and conditions of the clause entitled "LIMITATION ON WITHHOLDING OF PAYMENTS" (FAR 52-232-9), if included in this contract, shall not apply to withholding of payment for failure to make timely delivery of the PTD or delivery of deficient PTD.

B.3.  OPTIONS

Item(s) 0012 (and if the options are exercised, Items 0112, 0212, 0312 and 0412)
- -     The Government may require the Contractor to furnish item 0012 (and if the options are exercised, Items 0112, 0212, 0312 and 0412) as specified in Section
B, for delivery at the time(s) and place(s) and at the applicable price(s) set forth herein. The option will be exercised, if at all, by written or telegraphic notice from the Contracting Officer sent within five days prior to delivery of the vessel(s).

Item(s) 0103 through 0411 - The Government may require the Contractor to furnish items 0103 through 0411 as specified in Section B, for delivery at the time(s) and place(s) and at the applicable price(s) set forth herein. The option(s) will be exercised, if at all, by written or telegraphic notice from the Contracting Officer sent within the time specified below:

       ITEM(S)        OPTION EXERCISE DATE
       -------        --------------------
0103 thru 0111       On or before 31 December 1994
0203 thru 0211       On or before 31 December 1995
0303 thru 0311       On or before 31 December 1996
0403 thru 0411       On or before 31 December 1997

B.4. COMPENSATION (FI) (NAVSEA) (JAN 1990)

The total compensation to be paid the Contractor shall be the sum of the total final price(s) established in accordance with the "INCENTIVE PRICE REVISION-- FIRM TARGET" (FAR 52.216-16) clause and the amounts payable to or due from the contractor pursuant to the contract provisions identified in paragraph (d)(1) of said clause.

B.5. REFUNDS (SPARES AND SUPPORT EQUIPMENT) (NAVSEA) (SEP 1990)

(a) In the event that the price of a spare part or item of support equipment delivered under this contract significantly exceeds its intrinsic value, the Contractor agrees to refund the difference. Refunds will only be made for the difference between the intrinsic value of the item at the time an agreement on price was reached and the contract price. Refunds will not be made to recoup the amount of cost decreases that occur over time due to productivity gains (beyond economic purchase quantity considerations) or changes in market conditions.

(b) For purposes of this requirement, the intrinsic value of an item is defined as follows:

  (1) If the item is one which is sold or is substantially similar or functionally equivalent to one that is sold in substantial quantities to the general public, intrinsic value is the established catalog or market price, plus the value of any unique requirements, including delivery terms, inspection, packaging, or labeling.

  (2) If there is no comparable item sold in substantial quantities to the general public, intrinsic value is defined as the price an individual would expect to pay for the item based upon an economic purchase quantity as defined in FAR 52.207-4, plus the value of any unique requirements, including delivery terms, inspection, packaging or labeling.

(c) At any time up to two years after delivery of a spare part or item of support equipment, the Contracting Officer may notify the Contractor that based on all information available at the time of the notice, the price of the part or item apparently exceeds its intrinsic value.

(d) If notified in accordance with paragraph (c) above, the Contractor agrees to enter into good faith negotiations with the Government to determine if, and in what amount, the Government is entitled to a refund.

(e) If agreement pursuant to paragraph (d) above cannot be reached, and the Navy's return of the new or unused item to the Contractor is practical, the Navy, subject to the Contractor's agreement, may elect to return the item to the Contractor. Upon return of the item to its original point of Government acceptance, the Contractor shall refund in full the price paid. If no agreement pursuant to paragraph (d) above is reached, and return of the item by the Navy is impractical, the Contracting Officer may, with the approval of the Head of the Contracting Activity, issue a Contracting Officer's final decision on the matter, subject to Contractor appeal as provided in the "DISPUTES" clause (FAR 52.233-1).

(f) The Contractor will make refunds, as required under this requirement, in accordance with instructions from the Contracting Officer.

(g) The Contractor shall not be liable for a refund if the Contractor advised the Contracting Officer in a timely manner that the price it would propose for a spare part or item of support equipment exceeded its intrinsic value, and with such advice, specified the estimated proposed price, the estimated intrinsic value and known alternative sources or items, if any, that can meet the requirement.


                                       1O

(h) This requirement does not apply to any spare parts or items of support equipment whose price is determined through adequate price competition. This requirement also does not apply to any spare part or item of support equipment with a unit price in excess of $100,000; or in excess of $25,000 if the Contractor submitted, and certified the currency, accuracy and completeness of, cost or pricing data applicable to the item.

                                    SCHEDULE


SECTION C:      DESCRIPTION/SPECIFICATION/WORK STATEMENT

                                    PHASE I

ITEM 0001 - ENGINEERING DESIGN DEVELOPMENT FOR CONSTRUCTION OF STATEMENT SEALIFT
            SHIP(S)

1.  Engineering Design of Conventional Sealift
    Prepositioned/Surge CSP/S-24 Ships

    The Contractor shall perform all work necessary to develop the engineering design for construction of CSP/S-24 Strategic Sealift Ships, in accordance with the Circular of Requirements (COR) for Strategic Sealift Ships, Attachment J-1, and other requirements of this contract. The engineering design shall bein compliance with the rules and requirements of the regulatory bodies listed in the COR, Attachment J-1, in effect at the time of issuance of this solicitation.

    The engineering design effort shall result in Engineering Design Ship Specifications, Contract Drawings and required approvals from regulatory bodies, in accordance with the Contract Data Requirements List (CDRL), Attachment J-5. The Engineering Design Ship specifications shall constitute the configuration baseline and shall be suitable for use by the Contractor for detail design and construction of Strategic Sealift Ship(s).

    The sustained ship speed of 24 knots at 90% of Maximum Continuous Rating
    (MCR) at draft of the Design Load Departure condition, coupled with achieving at least the minimum, with a goal to maximize the possible cargo area above threshold, within the ship dimensions, as specified in the COR, Attachment J-l, are prime concern to the Government. Engineering calculations for speed versus power predictions, and model tests to verify the 24 knot speed, shall be performed and reported in accordance with the CDRL, Attachment J-5. Engineering calculations and drawings shall be provided to demonstrate the Contractor's ability to meet the square footage requirements of the COR, Attachment J-1.

    In the process of meeting the technical requirements of the COR, if the ship is to be constructed in sections and then transported to a different site for assembly, a concept description must be provided with detailed description and engineering calculations in accordance with the CDRLs, Attachment J-5:

     (1) A detailed procedure for the process to be accomplished including major work packages to the ship, a detailed schedule of milestones of the work (i.e., floating, attachment, etc.), a detailed sequencing of movement of major parts of the ship and ship sections.

     (2) A detailed statement of specific experience with multiple floating of parts of ships, sequencing of multiple actions, with multiple parts of multiple ships, etc. for the yard and for the individuals involved in key engineering positions.

     (3)  A detailed procedure for towing the sections to the assembly yard.

     (4) Procedures for a detailed structural analysis on both the ship and ship sections and on the dock and dock sections for the dynamics of floating, moving, etc., if the joining is done on a floating dock.

     (5) Procedures for fitting up and constructing longitudinal strength when hull sections are joined.

     (6) Procedures for joining mechanical systems, at any interface between sections of the ship, and procedures for splicing or pulling cable through interfaces between sections of the ship.

     (7) Procedures for insuring that docking blocks are structurally adequate and in correct locations for landing the intact ship and the independent discrete sections of the hull after load shifting.

     (8) Procedures for ensuring that unstable ship sections are not floated but remain down and heavy on the blocks when other ship sections are moved in the same dock.

  The Contractor shall perform the logistics requirements of his engineering design in accordance with the Integrated Logistic Support (ILS) Requirements, Attachment J-4; Standardization Requirements, Attachment J-3; and Data Management Requirements, Attachment J-9. Configuration management shall be in accordance with the Configuration Management Requirements, Attachment J-10.

  The Contractor shall provide projected HM&E operational and maintenance costs over a typical ten year operating period. This operation and support (O&S) cost shall be in accordance with the CDRL, Attachment J-5.

                                      12a

  Design reviews will be conducted at approximately six to eight week intervals at the Naval Sea System Command (NAVSEA) Headquarters in Arlington, Virginia, at a time designated by the Government. The Contractor shall prepare and present
these design reviews.   The Contractor shall submit an agenda to the Government
prior to each meeting in accordance with the CDRL, Attachment J-5.

  Immediately after contract award, the NAVSEA Program Manager may schedule a post-award conference to be conducted at NAVSEA Headquarters in Arlington, VA.

  All CSP/S-24 ship documentation, including engineering information, ship selected records, technical manuals, maintenance and operations data, and equipment safety and operation label plates shall be written and provided in standard American English language.

2.  Program Management

  The Contractor shall provide the management necessary to ensure effective cost, schedule and technical performance under this contract in accordance with the Program Management Requirements, Attachment J-6.

3.  Class Standardization

  a. Class Standard Equipment (CSE)

  CSE required for CSP/S-24 ship construction is listed in Appendix A to the COR, Attachment J-1, and the CSE List, Schedule A, Attachment J-2. The engineering design Contractor shall be responsible for integration of the Government designated CSE into the ship design developed. Technical and supporting engineering information for the CSE, provided to the Contractor by the Government, will include equipment interface and performance data necessary for the design integration and logistic support determination.
                              -------- ------- -------------
  b.   Contractor Furnished Equipment (CFE) Intra-Class Standardization

       In selection of equipment, emphasis shall be placed on within-hull and intra-class standardization, and on the availability of life cycle support items. The Contractor shall ensure maximum within-hull and intra-class equipment standardization in accordance with the Standardization Requirements, Attachment J-3, utilizing the HM&E Equipment Data Research System (HEDRS) to acquire equipment already provisioned and supported in the Navy supply system. The Government will provide notional Interface Control Drawings in advance of the actual drawings to facilitate engineering design.

4.  Alternative Approaches/Concepts

  If the Contractor, in the performance of the engineering design phase, desires to have alternative approaches or concepts considered to the requirements stated in the COR, Attachment J-1, or the referenced Operational Requirements Document
(ORD), the Contractor may submit, during the first 30 days only, in accordance with Item A028, CDRL, Attachment J-5, such alternative(s) for Government consideration. The Government will promptly review such alternative(s) and advise all offerors via a no cost contract modification, of any alternative concept or approach that will be incorporated into the COR/ORD. Alternative approaches or concepts, other than those implemented under the provision of this section, will not be accepted or considered during the Phase II selection process.

5.  Defense Acquisition Pilot Program

  The Strategic Sealift Program is currently a candidate for designation as a "Defense Acquisition Pilot Program" (DAPP), pursuant to section 809 of the National Defense Authorization Act for Fiscal Year 1991 (P.L. 101-150). The purpose of this program is to increase the efficiency and effectiveness of the acquisition process for designated major defense acquisition programs by ensuring that such programs benefit, to the greatest practicable extent, from a streamlined commercial acquisition approach. Accordingly, if Congress should approve the designation of the Strategic Sealift Program as a DAPP, many applicable statutory and/or regulatory requirements may be considered for waiver or given limited effect in the interest of streamlining the acquisition process.

  In this connection,, the Contractor is invited to submit, for Government review and consideration, recommendations regarding waivers or modifications of such requirements which, in the Contractor's opinion, might be of significant benefit to the strategic Sealift Program Acquisition process. The Contractor should submit any such recommendations in accordance with CDRL A-003, Attachment J-5.

6.  Cargo Data Packages

The Contractor shall provide data packages to support end user cargo management applications, including the Computer Aided Embarkation Management System (CAEMS) and the Computerized Deployment System (CODES).

  a. The Contractor shall provide all ship specific data required to support CAEMS modeling in accordance with the CDRL, Attachment J-5.

  b. The Contractor shall provide all ship specific data required by the Guidelines for Creating a Master Ship Disk for the Computerized Deployment System (CODES) in accordance with the CDRL, Attachment J-5.

ITEM 0002 - DATA FOR ITEM 0001

  Data for CLIN 0001, and the proposal for accomplishing the work in Phase II, shall be submitted in accordance with the CDRL, Attachment J-5.

                                    PHASE II


ITEM 0003 - (and if the options are exercised, Items 01013, 0203, 0303 and 0403) ACQUISITION, DETAIL DESIGN, AND CONSTRUCTION OF STRATEGIC SEALIFT SHIPS (CSP/S-
24) PROPOSED UNDER CLIN 0001

1.  General

  a. The Contractor shall perform detail design, construct, test and deliver CSP/S-24 Strategic Sealift ships, fully outfitted and complete in all respects.

  b. All Classification items, all Certification items, all Statement of Fact items (under the American Bureau of Shipping (ABS) responsibility) in accordance with Attachment J-1, and all certification and compliance documentation required by the U.S. Regulatory Bodies shall become effective with the delivery of each ship.

  C. The Contractor shall develop, validate, and deliver technical, logistic, and other documentation in accordance with the CDRL, Attachment J-5.

  d. All CSP/S-24 ship documentation, including engineering information, ship selected records, technical manuals, maintenance and operations data, and equipment safety and operation label plates shall be written and provided in standard American English language.

  e. With the exception of the purchase and delivery to the Contractor's facility of CSE provided by the Government, described in Attachment J-2, the Contractor shall furnish all manpower, material, equipment, facilities, technical information, and services necessary to accomplish the work under this contract, including integration of the CSE into the ship during detail design and construction.

  f. Welding, welding inspection and records, welders' qualifications, non-destructive testing, and non-destructive testing personnel qualifications shall be in accordance with the requirements of the ABS Rules, or MIL-STD-278 and MIL-STD-271, respectively. The Contractor shall choose one method, either ABS or MIL-STD, notifying both the Government and ABS of the decision and maintaining that approach for the life of this contract.

  g. The Contractor shall be responsible for the ship's safety, security and protection until released from this responsibility upon acceptance of the completed vessel by the Government.

  h. The Contractor shall provide for handling and berthing of the ship at his facility, and for access to open water for sea trials and departure.

2.  Program Management

  a. Upon Phase II authorization, the NAVSEA Program Manager will schedule a pre-construction conference with the Contractor, at the Contractor's facility.

  b. In the performance of this contract, the Contractor shall establish, maintain and use Cost/Schedule Control Systems (C/SCS) meeting the criteria set forth in FOD FAR Supplement 252.234-7001, "COST SCHEDULE CONTROL SYSTEMS". The Contractor shall be prepared to support a C/SCS review no later than three (3) months after contract award.

  c. The Contractor and required subcontractors meeting C/SCS criteria in accordance with DOD FAR Supplement 252.234-7001 shall develop periodic status reports detailing cost and schedule performance and the progress of the program in accordance with the CDRL, Attachment J-5.

  d. The Contractor shall provide the management necessary to ensure cost effectiveness, on-schedule completion and proficient technical performance under this contract for the design and construction of the ship as well as the quality and reliability of all services performed in accordance with the Program Management Requirements, Attachment J-6.

  e. The Contractor shall identify to the Government and maintain visibility of all problems and potential problems impacting on the design development, ship construction, and the associated schedules, and shall report their resolution in the contract problem reports in accordance with Additional Contract Requirement C-7 and the CDRL, Attachment J-5.

  d. The Contractor shall provide the management necessary to ensure cost effectiveness, on-schedule completion and proficient technical performance under this contract for the design and construction of the ship as well as the quality and reliability of all services performed in accordance with the Program Management Requirements, Attachment J-6.

  e. The Contractor shall identify to the Government and maintain visibility of all problems and potential problems impacting on the design development, ship construction, and the associated schedules, and shall report their resolution in the contract problem reports in accordance with Additional Contract Requirement C-7 and the CDRL, Attachment J-5.



                                      16a

  f. In selection of equipment, emphasis shall be placed on within-hull and intra-class standardization, and on the availability of life cycle support items. The Contractor shall ensure maximum within-hull and intra-class equipment standardization in accordance with the Standardization Requirements, Attachment J-3, utilizing the HM&E Equipment Data Research System (HEDRS) to acquire equipment already provisioned and supported in the Navy supply system.

  g. Integrated Logistic Support (ILS), comprehensive crew orientation and familiarization, and documentation shall be provided in accordance with the ILS Requirements, Attachment J-4; the Provisioning Technical Documentation Requirements (PTDR), Attachment J-7; and the Technical Manual Contract
Requirements (TMCR), Attachment J-8.   Data management shall be in accordance
with the Data Management Requirements, Attachment J-9. Configuration management shall be in accordance with the Configuration Management Requirements, Attachment J-10., and the Contractor shall perform the configuration management of the CSE in his custody.

  h.   Contractor  Cost  Data Report (CCDR)

       The Contractor shall furnish CCDRs in accordance with the Contractor Cost Data Reporting Plan, Strategic Sealift Shipbuilding Program: New Construction (Attachment J-19) and Attachment J-5.

3.  Detail Design and Construction

  a.   Detail Design

       (1) The Contractor, shall develop a detail design for the construction of CSP/S-24 Strategic Sealift ships. The design shall meet the requirements set forth in the COR, Attachment J-1, and the Ship Specifications developed during Engineering Design, CLIN 0001. The Contractor shall carry out all engineering, technical, and support efforts necessary for development of the detail design that is required for the construction and outfitting of each ship.

       (2) The Contractor shall obtain all approvals, certifications and classification documentation from the ABS, the U.S. Coast Guard (USCG), and other relevant regulatory bodies, and shall ensure that the ship design conforms to the applicable laws of the United States.

       (3) All Classification items, all Certification items, all Statement of Fact items (under the American Bureau of Shipping (ABS) responsibility) in accordance with Attachment J-1, and all certification and compliance documentation required by the U.S. Regulatory Bodies shall become effective with the delivery of each ship.

       (4) Design reviews will initially be conducted at approximately monthly intervals for the first 18 months of detail design and construction. Subsequent Detail Design Reviews will be conducted coincident with Production Progress Conferences (PPCs) at the Contractor's facility, approximately quarterly, as scheduled by the Government. The Contractor shall prepare and present the Design Reviews.

  b.   Ship Construction

       (1) The Contractor shall perform all tasks required to construct each Strategic Sealift Ship in accordance with the COR, Attachment J-1, and the Ship Specifications developed under CLIN 0001. Construction shall comprise the total effort of building and testing the ship, including the preparation of work instructions, shop sketches, and other drawings, diagrams, schedules, plans and data incidental to the construction effort. The Contractor is responsible for the facilities, materials, engineering, planning, and logistic support required to construct the ship in accordance with the detail design developed by the Contractor and the requirements of this contract. The Contractor shall prepare all production plans and schedules required for the construction of the ship, including tests and trials schedules.

       (2) The Contractor shall integrate, install, test, and maintain the CSE delivered to the Contractor by the Government. The Contractor shall make arrangements with the CSE contractor for receiving the CSE. The Contractor shall store and maintain the CSE, including configuration management, until installation, fully complying with warranty requirements.

       (3) The Contractor shall obtain all Classification items, all Certification items, all Statement of Fact items (under the American Bureau of Shipping (ABS) responsibility) in accordance with Attachment J-1, and all certification and compliance documentation required by the rules and regulations of the ABS, USCG, and other relevant Regulatory Bodies. The Contractor shall ensure that each ship, when constructed in accordance with the Ship Specifications and the COR, Attachment J-1, meets the applicable laws of the United States.

       (4) The Contractor shall drydock each ship within six (6) months of delivery and prior to the inclining experiment, to conduct a final hull inspection, inspection of the painting system and coating, and perform any cleaning as necessary.

       (5) Each ship shall be successfully inclined within 30 days prior to initial sea trials.

       (6) Production Progress Conferences (PPCs), will be conducted at the Contractor facility, scheduled as determined by the Government, approximately
                                   ----------
quarterly. The Contractor shall prepare and present the Production Progress Conference reviews as part of the conference agenda. The Contractor shall submit the agenda in accordance with the Program Management Requirements, Attachment J-6, and the CDRL, Attachment J-5.

  c.  Contractor Furnished Equipment (CFE)

       (1) The Contractor shall develop the technical specifications, and perform the procurement and other tasks necessary to identify, procure, manage and install all Contractor Furnished Equipment (CFE) and Contractor Furnished Materials (CFM) required for ship construction, complying with the Standardization Requirements, Attachment J-3. For all equipment purchased under this contract, the Contractor shall procure Installation and Checkout (I&C) spares, ancillary items, and loose hardware necessary for installation and test, as part of the procurement package to be delivered with the equipment. The Contractor shall obtain, consolidate, and provide the provisioning documentation, allowance lists, and supporting technical documentation required for all CFE and CFM. The Contractor shall obtain warranties for CFE. Warranties shall transfer to the Government and shall be effective for a period ending eleven (11) months after delivery of the vessel in which installed and as specified in Additional Contract Requirement EHl.

       (2) In selection of equipment, emphasis shall be placed on within-hull and intra-class standardization, and on the availability of life cycle support items such as technical manuals, crew familiarization documentation, provisioning data, drawings, spares, test equipment and test procedures as specified in the Standardization Requirements, Attachment J-3. The Contractor shall ensure maximum within-hull and intra-class equipment standardization in accordance with the Standardization Requirements, Attachment J-3, utilizing the HM&E Equipment Data Research System (HEDRS) to acquire equipment already provisioned and supported in the Navy supply system.

4.   Quality Assurance

  The primary emphasis of quality assurance shall be to achieve initial quality, with inspection for and correction of defects as a supporting function.

  a. The Contractor shall develop, for approval by the Government, and implement a Quality Assurance/Inspection System Program Plan in accordance with MIL-I-45208 or ISO 9000. The plan shall describe the Contractor's management controls which are used to ensure compliance with the contract requirements and the COR, Attachment J-1.

  b. The Contractor shall procure equipment and technical information under this contract to meet the technical, administrative and quality assurance requirements as set forth herein.

  c. Material discrepancies identified by the Government will be provided to the Contractor for reconciliation, and correction of the related quality assurance process. The Contractor shall include, in his response to Government reported deficiencies, the date by which corrective action shall be implemented, in accordance with the CDRL, Attachment J-5.

5. Configuration Management

  a. The Contractor shall develop a Detail Design and Construction Configuration Management Plan which shall describe the process to be used to assure positive control of both approved and recommended changes to the baseline configuration described in the COR, Attachment J-1, and determined by the Engineering Design Ship Specifications. The plan shall also describe the process for establishing configuration identification and the status accounting process which will be used, in accordance with the Configuration Management Requirements, Attachment J-10.

  b. The Contractor shall initiate and maintain configuration control and shall develop engineering change proposals, requests for deviations, and requests for waivers, together with supporting documentation, in accordance with Additional Contract Requirement C-6.

  c.   The Contractor shall prepare and maintain Configuration Status Accounting
(CSA) records to be utilized as the master configuration record for the ship, in accordance with the Configuration Requirements, Attachment J-10.

6.  Maintenance of Ship Specifications

  The Contractor shall update and maintain the Ship Specifications throughout the detail design and construction phase, reflecting changes from the configuration baseline developed and prepared during Phase I. The master Ship Specifications shall be kept as the configuration baseline. Each change shall be documented separately from the master Ship

Specifications to ensure a precise configuration audit trail. The updated Ship Specifications shall be used as the working document. The Contractor shall deliver final copies of the Ship Specifications in accordance with the CDRL, Attachment J-5.

7. Maintenance of Ship's Drawings

  a.   General

       (1) All working drawings and vendor drawings shall indicate contract number and hull number.

       (2) Dates and file numbers of Government and Regulatory Body approval letters and engineering change decisions shall be indicated on all drawings.

       (3) Drawings shall be complete in themselves (including bills of material), with adequate reference to other drawings, sketches and catalogs for details and notes.

       (4) The Contractor may request simultaneous approval of working and vendor drawings by Regulatory Bodies as applicable.

       (5) Each vendor drawing shall be identified as to its specific application.

       (6)   Vendor drawings shall be certified correct by the vendor.

       (7) All drawings shall be clear and legible and capable of reproduction in electronic media.

  b.   Ship Drawings Set

  Upon ship delivery,, the Contractor shall provide the selected record drawings, diagrams, and booklets describing the configuration of each completed ship, in accordance with the CDRL, Attachment J-5.

  c.   Trim and Stability Booklet

  A trim and stability booklet in conformance with COMSCINST 9000.1A shall be prepared in accordance with CDRL, Attachment J-5.

8. Major Milestone Schedules

  a. The Contractor shall provide a master erection schedule in accordance with the CDRL, Attachment J-5. This schedule shall be in sufficient detail to identify all engineering, including that to be accomplished by major subcontractors, material ordering and delivery, and production activities which impact on project scheduling. At a minimum, the schedule shall include start and completion of: fabrication, assembly and erection of major structural units, installation of major foundations, major material receipt, machinery installations, electrical systems installation, systems checkout/testing, compartment closeout, and outfitting. Scheduling information provided shall be in sufficient detail that critical path(s) to construction completion can be identified. The master erection schedule shall be updated and distributed in accordance with the CDRL, Attachment J-5.

  b. A separate key event schedule shall be developed by the Contractor and submitted in accordance with the CDRL, Attachment J-5. The schedule shall contain dates for start of construction, start/completion of crane installation, light-off, trials, and other Contractor/Government approved significant events. The key event schedule shall be updated and reissued monthly with distribution in accordance with the CDRL, Attachment J-5.

9.  Maintenance and Preservation

  The Contractor shall prepare, submit, and upon ABS approval, implement a plan for the preservation and maintenance of the material condition of the ship, its equipment, and CSE in his custody during the construction period, in accordance with the CDRL, Attachment J-5. The Contractor shall initiate the approved plan, and ensure continuous maintenance coverage of the entire ship throughout construction and the delivery trials. The Contractor shall maintain the security and preservation of all the above material and shall include the maintenance requirements identified by the Government to maintain the warranties and material condition of the CSE. The Maintenance and Preservation Plan shall be in accordance with Attachment J-6, Program Management Requirements. Best commercial engineering practice and maintenance experience with similar marine equipment and systems shall be employed.

10.  Cargo Data Packages

  The Contractor shall provide data packages to support end user cargo management applications, including the Computer Aided Embarkation Management System (CAEMS) and the Computerized Deployment System (CODES).

  a. The Contractor shall provide all ship specific data required to support CAEMS modeling in accordance with the CDRL, Attachment J-5.

  b. The Contractor shall provide all ship specific data required by the Guidelines for Creating a Master Ship Disk for the Computerized Deployment System (CODES) in accordance with the CDRL, Attachment J-5.


11. Access, Availability Periods, Support Facilities, Safety and Security

  a.   Access to Ship

       Officers and employees of the Government, and employees of other prime contractors with the Government and their subcontractors, as authorized by the Administrative Contracting Officer (ACO), shall have, at all reasonable times, admission to the shipyard, and access to each ship where and as required, to perform and fulfill their respective obligations to the Government, and as specified in Additional Contract Requirements C-2 and C-3.

  b.   Safety and Security

  The Contractor shall develop a Ship Design and Modification Safety report, including a checklist of system safety criteria in accordance with the Integrated Logistic Support Requirements, Attachment J-4. The Contractor shall review and apply pertinent standards, specifications, regulations, design handbooks, and other sources for applicable safety considerations, and the Contractor shall support the approved risk reduction activities. The Contractor shall conduct all construction work in accordance with commercial safety practices, and all applicable federal, state, and local laws and regulations.

  The Contractor shall be responsible for safeguarding equipment and material against pilferage, damage, and vandalism.

12.  Trials

  a. The Contractor shall conduct a test and trials program in accordance with the Test and Evaluation Requirements, Attachment J-12. The Contractor shall provide a phased, sequenced schedule addressing ship tests and trials in accordance with the CDRL, Attachment J-5. The schedule shall include factory and installation tests for major equipment, system tests, and dock and sea trials.

  b. The Contractor shall conduct Dock Trials, Builder's Trials, and Acceptance Trials, and shall support Final Contract Trials to ensure delivery of complete ships which are capable of performing the full range of design requirements and are free from deficiencies. Acceptance Trials and Final Contract Trials will be Board of Inspection and Survey (INSURV) trials and shall be conducted in accordance with INSURVINST 9080.2 and OPNAVINST 4700.8 series.

13.  CSE Technical Services

  CSE Technical Services will be provided by the CSE contractor and the respective CSE vendors to support installation, check-out, and test, and the development of related crew orientation and familiarization descriptive materials. The ship construction Contractor shall retain final responsibility for total ship test and evaluation, and preparation of the crew orientation and familiarization syllabus.

ITEM 0004 (and if the options are exercised, Items 0104, 0204, 0304 and 0404) - DATA FOR ITEM 0003

  Data for CLIN 0003, and if the options are exercised, Items 0103, 0203, 0303 and 0403, shall be submitted in accordance with the CDRL, Attachment J-5.

ITEM 0005 (and if the options are exercised, Items 0105, 0205, 0305 and 0405) - PROVISIONED ITEM ORDER (See Section C-1)

  The Contractor shall provide material specified in orders in accordance with Additional Contract Requirement C-1.

ITEM 0006 (and if the options are exercised, Items 0106, 0206, 0306 and 0406) - DATA FOR ITEM 0005

  Data for CLIN 0005, and if the options are exercised, Items 0105, 0205, 0305 and 0405 shall be submitted in accordance with the CDRL, Attachment J-5.

ITEM 0007 (and if the options are exercised, Items 0107, 0207, 0307 and 0407) - PROVISIONING TECHNICAL DOCUMENTATION (PTD)

     The Contractor shall provide Provisioning Technical Documentation (PTD) as specified in the ILS Requirements, Attachment J-4 and the Provisioning Technical Documentation Requirements, Attachment J-7. The PTD shall be in accordance with MIL-STD-1388-2A dated 20 July 1984, MIL-STD-1561B dated 17 November 1984, the Provisioning Requirements Statement (PRS), and the CDRL, Attachment J-5.

ITEM 0008 (and if the options are exercised, Items 0108, 0208, 0308 and 0408) - TECHNICAL MANUALS

     The Contractor shall be responsible for supplying a full set of technical manuals, in Standard American English, to support operation and maintenance of the entire ship. The Contractor shall provide technical manuals in accordance with the ILS Requirements, Attachment J-4 and the Technical Manual Contract Requirements (TMCR), Attachment J-8.

     For second and subsequent ships, if manuals are identical to those of the first ship which received approval, the Government shall be notified, and, with approval in writing from the Government, only shipboard copies are required. If a manual is not identical, differences shall be highlighted, and only those specific pages shall be distributed for approval. After approval of the specific pages in the particular manual, a complete copy of that final manual shall be distributed.

ITEM 0009 (and if the options are exercised, Items 0109, 0209, 0309 and 0409) - DATA FOR ITEM 0008

     The Contractor shall provide technical manuals and related data to the place(s) and at the time(s) specified in the Technical Manual Contract Requirements (TMCR), Attachment J-8 and the CDRL, Attachment J-5.

ITEM 0010 (and if the options are exercised, Items 0110, 0210, 0310 and 0410) - CREW ORIENTATION AND FAMILIARIZATION

     Crew orientation and familiarization shall be performed in accordance with ILS Requirements, Attachment J-4.

ITEM 0011 (and if the options are exercised, Items 0111, 0211, 0311 and 0411) - DATA FOR ITEM 0010

     DATA for CLIN 0010, and if the options are exercised, Items 0111, 0211, 0311 and 0411 shall be submitted in accordance with the CDRL, Attachment J-5.

OPTION ITEM 0012 (and if the options are exercised, Items 0112, 0212, 0312 and
0412) - DAYS AT CONTRACTOR'S PIER AFTER CLIN 0003 COMPLETION

     The Contractor shall provide up to forty-five (45) additional days, as needed, upon preliminary acceptance of each ship by the Government, at the Contractor's pier and the ship shall be in such position as to permit crewing, Government performed crew orientation and familiarization, loadup of stores, and bunkering. Days at Pier shall be reimbursed on a daily basis. During this period, the ship shall be provided with all services including, but not limited to shore power, crane service, compressed air supply, shore steam, telephone service, fire protection, personnel protection and security necessary to maintaining its status as accepted.

ADDITIONAL CONTRACT REQUIREMENTS

C-1  PROVISIONED ITEMS ORDER - ALTERNATE I (SEP 90)

     (Applicable to Item(s) 0005, and if the options are exercised, Item(s) 0105, 0205, 0305 and 0405)

(a)  General. The Contractor agrees that it will furnish the supplies or
     -------
services ordered by the Government in accordance with the procedures specified herein. Orders will be placed by the Contracting Officer, Provisioning Activity or Administrative Contracting Officer as unilateral or bilateral modifications to this contract on SF 30, Amendment of Solicitation/Modification of Contract. Any amounts shown in Section B at time of award for each provisioned line item are estimated amounts only and are subject to upward or downward adjustment by the issuing activity. If no amounts are shown, funding will be obligated before or at time of order issuance. It is understood and agreed that the Government has no obligation under this contract to issue any orders hereunder.

(b)  Priced Orders.  For each proposed order, the Contractor agrees that it will
     -------------
submit a signed SF 1411 (Contract Pricing Proposal) or such other cost or pricing data as the Contracting Officer may require. Promptly thereafter, the Contractor and the Contracting Officer shall negotiate the price and delivery schedule for the proposed order. Upon execution and receipt of the priced order, the Contractor shall promptly commence the work specified in the order.

(c)  Undefinitized Orders. Whenever the Contracting Officer determines that
     --------------------
urgent demands or requirements prevent the issuance of a priced order, he/she may issue an unpriced order. Such order may be unilateral or bilateral and shall establish a limitation on Government liability, a maximum ceiling amount, and a schedule for definitization, as described in subparagraph (e)(2) below. Upon request the Contractor shall submit a maximum ceiling amount proposal before the undefinitized order is issued. The maximum ceiling amount is the maximum price at which the order may be definitized. The Contractor shall begin performing the undefinitized order upon receipt, except as provided in paragraph
(d) below. A clause substantially the same as the clause entitled "CONTRACT DEFINITIZATION" (FAR 52.216-25) shall be included in any undefinitized order.

(d)  Unilateral Undefinitized orders. (1) For a unilateral undefinitized order,
     -------------------------------
the Contractor shall within ten calendar days of receipt of the order notify the Contracting Officer in writing if it takes exception to the ceiling amount and/or the delivery schedule and shall propose a revised ceiling amount and/or a revised delivery schedule at that time. For unilateral undefinitized orders to which the Contractor takes no exception, the Contractor is obligated to perform just as if it were a fully definitized order.

     (2) After receipt of the Contractor's Proposal to establish the revised ceiling amount and/or the revised delivery schedule, the Contracting Officer shall: (1) adjust the ceiling amount and/or revise the delivery schedule; (2) advise the Contractor that the order will be adjusted in a different amount than proposed by the Contractor; or (3) advise the Contractor that no adjustment will be made. In the event the Contractor has taken exception to the ceiling amount and/or the delivery schedule and has submitted a timely proposal in accordance with the preceding requirement and the Contracting Officer has not accepted the Contractor's proposal, the Contractor shall not be obligated to perform the order beyond the point at which it would be entitled to be compensated in an amount in excess of the Government's limitation of liability contained in the unilateral order.

(e)  Definitization of Undefinitized Orders. (1) The Contractor agrees that
     --------------------------------------
following the issuance of an undefinitized order, it will promptly begin negotiating with the Contracting Officer the price and terms of a definitive order that will include: (A) all clauses required by regulation on the date of the order; (B) all clauses required by law on the date of execution of the definitive order; and, (C) any other mutually agreeable clauses, terms and conditions. No later than sixty (60) days after the undefinitized order is issued, the contractor agrees to submit a cost proposal with sufficient data to support the accuracy and derivation of its price; and, when required by FAR, cost or pricing data, including SF 1411. If additional cost information is available prior to the conclusion of negotiations, the Contractor shall provide that information to the Contracting Officer. The price agreed upon shall be set forth in a bilateral modification to the order. In no event shall the price exceed the maximum ceiling amount specified in the undefinitized order.

     (2) Each undefinitized order shall contain a schedule for definitization which shall include a target date for definitization and dates for submission of a proposal, beginning of negotiations and, if appropriate, submission of make-or-buy and subcontracting plans and cost or pricing data. The schedule shall provide for definitization of the order by the earlier of:

          (i) a specified target date which is not more than 180 days after the issuance of the undefinitized order. However, that target date may be extended by the Contracting Officer for up to 180 days after the Contractor submits a qualifying proposal as defined in DFARS 217.7401; or

          (ii) the date on which the amount of funds expended by the Contractor under the undefinitized order exceed fifty percent (50%) of the order's maximum ceiling amount, except as provided in subparagraph (f)(3) below.

     (3) If agreement on a definitive order is not reached within the time provided pursuant to subparagraph (e)(2) above, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable price in accordance with Subpart 15.8 and Part 31 of the FAR, and issue a unilateral order subject to Contractor appeal as provided in the "DISPUTES" clause (FAR 52.233-1). In any event, the Contractor shall proceed with completion of the order, subject to the "LIMITATION OF GOVERNMENT LIABILITY" clause (FAR 52.216-24).

(f)  Limitation of Government Liability. (1) Each undefinitized order shall set
     ----------------------------------
forth the limitation of Government liability, which shall be the maximum amount that the Government will be obligated to pay the Contractor for performance of the order until the order is definitized. The Contractor is not authorized to make expenditures or incur obligations exceeding the limitation of Government liability set forth in the order. If such expenditures are made, or if such obligations are incurred, they will be at the Contractor's sole risk and expense. Further, the limitation of liability shall be the maximum Government liability if the order is terminated. The "LIMITATION OF GOVERNMENT LIABILITY" clause shall be included in any undefinitized order.

     (2) Except for undefinitized orders for Foreign Military Sales; purchases of less than $25,000; special access programs; and Congressionally-mandated long-lead procurements; and except as otherwise provided in subparagraph (f)(3) below, the limitation of Government liability shall not exceed fifty percent of the ceiling amount of an undefinitized order. In the case of orders within these excepted categories, however, the procedures set forth herein shall be followed to the maximum extent practical.

     (3) If the Contractor submits a qualifying proposal (as defined in DFARS 217.7401) to definitize an order before the Contractor has incurred costs in excess of fifty percent of the ceiling amount, the Contracting Officer may increase the limitation of Government liability to up to seventy-five percent of the maximum ceiling amount or up to seventy-five percent of the price proposed by the Contractor, whichever is less.

     (4) If at any time the Contractor believes that its expenditure under an undefinitized order will exceed the limitation of Government liability, the Contractor shall so notify the Contracting Officer, in writing, and propose an appropriate increase in the limitation of Government liability of such order. Within thirty (30) days of such notice, the Contracting Officer will either (i) notify the Contractor in writing of such appropriate increase, or (ii) instruct the Contractor how and to what extent the work shall be continued; provided, however, that in no event shall the Contractor be obligated to proceed with work on an undefinitized order beyond the point where its costs incurred plus a reasonable profit thereon exceed the limitation of Government liability, and provided also that in no event shall the Government be obligated to pay the Contractor any amount in excess of the limitation of Government liability specified in any such order prior to establishment of firm prices.

(g)  Initial Spares.  The limitations set forth in the above subparagraphs (c)
     --------------
regarding establishment of the maximum ceiling amount and paragraphs (e)(2),
(f)(2) and (f)(3) do not apply to undefinitized orders for the purchase of initial spares.

(h)  The following Military Standards apply to all orders:

               MIL-STD-1561B, Provisioning Procedures, dated 17 November 1984;

               MIL-STD-1388-2A, DoD Requirements for a Logistic Support Analysis Record, dated 20 July 1984, with Notice 1 dated 14 February 1986 and NAVSEA Addendum dated December 1988

(i)  Terminal Date for Placement of Orders.  The Contractor shall not be
     -------------------------------------
obligated to accept any orders placed hereunder beyond the guaranty period set forth in the clause entitled "GUARANTY PERIOD" for the last article under the applicable item called for in Section B hereof for which the supplies or services are being acquired, provided, however, that deliveries or performance
                             --------
of such supplies or services shall be completed not later than the expiration of said guaranty period.

(j)  Segregation of Costs.  The Contractor shall segregate the costs of
     --------------------
performance of each undefinitized order from the cost of performance of any other work performed by the Contractor.

(k)  Ordering. The cognizant ordering activity(ies) are designated below:
     --------

C-2 ACCESS TO THE VESSEL(S) (AT) (NAVSEA) (JAN 1983)

Officers, employees and associates of other prime Contractors with the Government and their subcontractors, shall, as authorized by the Supervisor, have, at all reasonable times, admission to the plant, access to the vessel(s) where and as required, and be permitted, within the plant and on the vessel(s) to perform and fulfill their respective obligations to the Government. The Contractor shall make reasonable arrangements with the Government or Contractors of the Government, as shall have been identified and authorized by the Supervisor to be given admission to the plant and access to the vessel(s) for office space, work areas, storage or shop areas, or other facilities and services, necessary for the performance of the respective responsibilities involved, and reasonable to their performance.

C-3 ACCESS TO VESSELS BY NON-U.S. CITIZENS (NAVSEA) (SEP 1990)

(a) No person not known to be a U.S. citizen shall be eligible for access to naval vessels, work sites and adjacent areas when said vessels are under construction, conversion, overhaul, or repair, except upon a finding by COMNAVSEA or his designated representative that such access should be permitted in the best interest of the United States. The Contractor shall establish procedures to comply with this requirement and NAVSEAINST 5500.3 (series) in effect on the date of this contract or agreement.

(b) If the Contractor desires to employ non-U.S. citizens in the performance of work under this contract or agreement that requires access as specified in paragraph (a) of this requirement, approval must be obtained prior to access for each contract or agreement where such access is required. To request such approval for non-U.S. citizens of friendly countries, the Contractor shall submit to the cognizant Contract Administration Office (CAO), an Access Control Plan (ACP) which shall contain as a minimum, the following information:

     (1) Badge or Pass oriented identification, access, and movement control system for non-U.S. citizen employees with the badge or pass to be worn or displayed on outer garments at all times while on the Contractor's facilities and when performing work aboard ship.

          (i) Badges must be of such design and appearance that permits easy recognition to facilitate quick and positive identification.

         (ii) Access authorization and limitations for the bearer must be clearly established and in accordance with applicable security regulations and instructions.

        (iii) A control system, which provides rigid accountability procedures for handling lost, damaged, forgotten or no longer required badges, must be established.

         (iv) A badge or pass check must be performed at all points of entry to the Contractor's facilities or by a site supervisor for work performed on vessels outside the Contractor's plant.

     (2) Contractor's plan for ascertaining citizenship and for screening employees for security risk.

     (3) Data reflecting the number, nationality, and positions held by non-U.S. citizen employees, including procedures to update data as non-U.S. citizen employee data changes, and pass to cognizant CAO.

     (4) Contractor's plan for ensuring subcontractor compliance with the provisions of the Contractor's ACP.

     (5) These conditions and controls are intended to serve as guidelines representing the minimum requirements of an acceptable ACP. They are not meant to restrict the Contractor in any way from imposing additional controls necessary to tailor these requirements to a specific facility.

(c) To request approval for non-U.S. citizens of hostile and/or communist-controlled countries (listed in Department of Defense Industrial Security Manual,, DOD 5220.22-M or available from cognizant CAO), Contractor shall include in the ACP the following employee data: name, place of birth, citizenship (if different from place of birth), date of entry to U.S., extenuating circumstances (if any) concerning immigration to U.S., number of years employed by Contractor, position, and stated intent concerning U.S. citizenship. COMNAVSEA or his designated representative will make individual determinations for desirability of access for above group. Approval of ACP's for access of non-U.S. citizens of friendly countries will not be delayed for approval of non-U.S. citizens of hostile communist controlled countries. Until approval is received, Contractor must deny access to vessels for employees who are non-U.S. citizens of hostile and/or communist-controlled countries.

(d)  An ACP which has been approved for specific Master Ship Repair Agreement
(MSRA) or Agreement for Boat Repair (ABR) or Basic Ordering Agreement (BOA), is valid and applicable to all job orders awarded under that agreement.

(e) The Contractor shall fully comply with approved ACPs. Noncompliance by the Contractor or subcontractor serves to cancel any authorization previously granted, in which case the Contractor shall be precluded from the continued use of non-U.S. citizens on this contract or agreement until such time as the compliance with an approved ACP is demonstrated and upon a determination by the CAO that the Government's interests are protected. Further, the Government reserves the right to cancel previously granted authority when such cancellation is determined to be in the Government's best interest. Use of non-U.S. citizens, without an approved ACP or when a previous authorization has been canceled, will be considered a violation of security regulations. Upon confirmation by the CAO of such violation, this contract, agreement or any job order issued under this agreement may be terminated or default in accordance with the clause entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICES)" (FAR 52.249-8) for "DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)" (FAR 52.249-9), as applicable.

(f) Prime Contractors have full responsibility for the proper administration of the approved ACP for all work performed under this contract or agreement, regardless of the location of the vessel, and must ensure compliance by all subcontractors, technical representatives and other persons granted access to U.S. Navy vessels, adjacent areas, and work sites.

(g) In the event the Contractor does not intend to employ non-U.S. citizens in the performance of the work under this contract, but has non-U.S. citizen employees, such employees must be precluded from access to the vessel and its work site and those shops where work on the vessel's equipment is being performed. The ACP must spell out how non-U.S. citizens are excluded from access to contract work areas.

(h) The same restriction as in paragraph (g) above applies to other than non-U.S. citizens who have access to the Contractor's facilities (e.g., for accomplishing facility improvements, from foreign crewed vessels within its facility, etc.).

C-4 APPROVAL BY THE GOVERNMENT (AT) (NAVSEA) (JAN 1983)

Approval by the Government as required under this contract and applicable specifications shall not relieve the Contractor of its obligation to comply with the specifications and with all other requirements of the contract, nor shall it impose upon the Government any liability it would not have had in the absence of such approval.

C-5 ASSIGNMENT AND USE OF STOCK NUMBER (NAVSEA) (SEP 1990)

To the extent that National Stock Numbers (NSNs) or preliminary NSNs are assigned by the Government for the identification of parts, pieces, items, subassemblies or assemblies to be furnished under this contract, the Contractor shall use such NSNs or preliminary NSNs in the preparation of provisioning lists, package labels packing lists, shipping containers and shipping documents as required by applicable specifications, standards or Data Item Descriptions of the contract or as required by orders for spare and repair parts. The cognizant Government Contract Administration Office shall be responsible for providing the Contractor such NSNs or preliminary NSNs which may be assigned and which are not already in possession of the Contractor. NSNs are not required to appear on any equipment, parts or components (including spare and repair parts) to be furnished under this contract.

C-6 CONFIGURATION MANAGEMENT (NAVSEA) (SEP 1990)

(a)  Baseline Definition - For configuration control purposes, all contractual
     -------------------
documentation in effect at the time of contract award shall constitute the Contract Baseline which shall be considered incorporated in the baseline documentation.

(b)  General Requirement - (1) The Contractor shall maintain a Configuration
     -------------------
Control Program to assure that all detail level work being performed under this contract is in compliance with appropriate baseline documentation. The Contractor shall prepare a Configuration Management Plan for approval by the Government.

     (2) Whenever a situation arises wherein the Contractor cannot comply with a baseline document, or whenever intent of such documentation is significantly changed by detail level documentation, the Contractor shall submit change documents to modify baseline documents to resolve the conflict or to allow non-compliance. Whenever the cost of implementing a proposed change is less than $500,000, the Contractor shall provide documentation explaining the nature of related costs as shown on the change document. Whenever the contract cost changes by more than $500,000, the Contractor shall complete a SF 1411 detailing all related costs, and attach it to the change document. Change documentation shall be submitted to the Supervisor in accordance with the Contract Data Requirements List (CDRL), and as described in paragraphs (c) through (f) below.

(c)  Engineering Change Proposals (Short Form, DD Form 1693) - MIL-STD-481B
     -------------------------------------------------------
shall be used as general guidance for completing this standard form. This form shall be used whenever the detail level physical configuration, material quality, operational or functional performance of equipment or installed systems will not be in compliance with baseline design-related documents (Ship Specifications, Contract Drawings, etc.), and a change to the baseline document is considered an appropriate means of resolving a design-related issue. Documentation shall be developed in sufficient detail to enable Government review and evaluation of the merits of the proposed change, including cost and scheduling impact, ship class impact, and consequences if disapproved. Due to space limitations of the Standard DD Form 1693, the Contractor may use form continuation sheets to assure that sufficient detailed information, including appropriate illustrations, is provided. All existing drawings and technical manuals impacted by the change shall be listed along with a brief narrative explanation of needed changes to incorporate the Engineering Change Proposal
(ECP) if approved. Weight and moment data incidental to the change shall be provided in Block 15 of the form. The Contractor shall also prepare applicable baseline document insert sheets, with specific word changes or proposed re-write, to facilitate baseline documentation changes.

(d)  Non-Engineering Change Proposals (NAVSEA Form 4130) - This form shall be
     ---------------------------------------------------
used to document administrative, procedural, scheduling, or documentation changes that do not directly impact the physical configuration of the ship. The completed Form 4130 should explain the nature of the problem, identify the applicable baseline document (i.e., Contract Data Requirement List (CDRL), Contract Clause, etc.) and provide a detailed explanation justifying the proposed course of action desired to resolve the problem. Due to the space limitation on the form, continuation sheets may be used. Insert sheets for applicable documents shall also be attached to facilitate change action in the event the Non-Engineering Change Proposal (NECP) is approved.

(e)  Deviations and Waivers (DD Form 1694) - In the event that a baseline
     -------------------------------------
design-related document requirement cannot be met, and a change to the baseline document is considered inappropriate, the Contractor shall submit a request for deviation or waiver, as applicable. The explanation of "need for deviation" of Block 24 should provide detailed justification and consequences of approval, to include technical details explaining the degree of non-compliance or effect on ship equipment or system operation constraints. In a similar manner, a waiver shall document an "as built" configuration that departs from baseline documentation, and should include any proposed corrections or modifications to better meet the intent of the baseline document. MIL-STD-481B provides guidance in completing DD Form 1694.

(f)  Equitable Adjustments for Change Documentation Preparations - For its
     -----------------------------------------------------------
effort expended in preparing ECPs, NECPs, Deviations and Waivers, the Contractor shall receive equitable adjustment under the following circumstances.

     (1) In the event the Contractor, on its own initiative, and without written request from the Government, develops a change document that is later disapproved by the Government, the Contractor shall bear the cost of this effort.

     (2) To avoid such loss, and at its option, the Contractor may submit a "preliminary" document that outlines intent, but without detailed supporting documentation and request the Supervisor's approval for expenditure of effort to complete the detailed supporting documentation. In the event the Supervisor denies this request, the Contractor will bear the cost of development of the "preliminary" document, and shall make no further effort to complete detailed supporting documentation.

     (3) In the event the Supervisor approves the Contractor's request to develop supporting documentation, the Contractor shall be equitably compensated for its effort for both the "preliminary" and "final" documentation, regardless of whether or not the change document is later approved.

     (4) In the event the Government requests in writing that the Contractor develop change documentation, the effort expended by the Contractor in developing such documentation shall be subject to equitable adjustment, regardless of whether or not the change document is later approved.

     (5) In the event the Contractor, on its own initiative, and without written request from the Government, develops a change document that is later approved by the Government, the cost of developing such documentation shall be incorporated in the contract modification that implements the change.

     (6) Failure to agree to such equitable adjustment in contract price shall constitute a dispute, and shall be adjudicated in accordance with the requirements of the clause entitled "DISPUTES" (FAR 52.233-1).

(g) The Contractor shall verify (by physical inspection of the vessel) to the Government, that all Field Modification Requests (FMRs) and Headquarters Modification Requests (HMRs) (including Government responsible trial items) have been incorporated into the vessel. Verification shall include:

     (1)  List of all HMRs and FMRs authorized to date.

     (2)  List of those HMRs and FMRs verified to be complete.

     (3) List of those HMRs and FMRs which are partially complete or not started with scheduled date for their completion.

(h) Any cost reduction proposal submitted pursuant to the clause entitled "VALUE ENGINEERING" (FAR 52.248-1) shall be submitted as a Code V Engineering Change Proposal (VECP) on the DD Form 1692 series and shall be supplemented by the information required by the "VALUE ENGINEERING" clause.

C-7  CONTRACTOR PROBLEM IDENTIFICATION REPORTS (NAVSEA) (SEP 1990)

(a) Contract Problem Identification Reports (CPIRs) shall be used by the Contractor for the purpose of alerting the Government to actual or potential contract problems and of establishing an early dialogue between the Contractor and the Government with regard thereto.

(b) A "contract problem" is a fact or circumstance of which the Contractor is aware that does, will or reasonably is anticipated to (1) have a significant or substantial impact on the delivery schedule or completion of contract performance or the cost of performance of the contract (increase or decrease) or
(2) requires modification to the contract or specification(s). The terms "significant" and "substantial" shall be interpreted in the same manner as they would be interpreted by a reasonably prudent business person under the relevant circumstances.

(c) The Contractor shall report each contract problem promptly and in no event later than ten (10) calendar days, after the Contractor identifies such contract problem. A written CPIR shall be transmitted via the Administrating Contracting Officer (ACO) to the Procuring Contracting Officer and to the cognizant technical code. Each CPIR shall be entitled "Contract Problem Identification Report", shall be dated, numbered sequentially and shall set forth on the following based on the best and most complete information then known or available to the Contractor:

     (1)  The nature of the contract problem;

     (2) The date on which the contract problem arose and the date on which the contract problem was identified as such;

     (3) The anticipated direct and consequential effects of the contract problem upon the delivery schedule or completion of contract performance or the cost of performance of the contract;

     (4) Identification of the supplies and/or services which are or may be affected; and

     (5) The Contractor's recommended solution to the reported contract problem.

(d) Follow-up status reports of each contract problem, identified by the original CPIR number, shall be furnished monthly or more frequently as required by the Contracting Officer. A final follow-up report shall be furnished immediately following resolution of each contract problem.

(e) CPIRs shall not be submitted when notice of the same contract problem is required to be furnished to the Government pursuant to any other requirement of this contract. The submission of a CPIR, however, does not relieve the Contractor of its obligations to provide notice required under any other requirement of this contract.


C-8 CONTRACTOR'S PROPOSAL (NAVSEA) (SEP 1990)

(a) Performance of this contract by the Contractor shall be conducted and performed in accordance with detailed obligations to which the Contractor committed itself in CDRL A010, Proposal for Acquisition. Detail Design and
                         --------------------------------------------------
Construction of Strategic Sealift Ships dated   21 June 1993   in response to
- ---------------------------------------         ------------
NAVSEA Solicitation No. N00024-93-R-2200, and obligations to which the
                        ----------------
Contractor committed itself to in the Contractor's Best and Final Offer dated 26
                                                                              --
August 1993.
- -----------

(b) The technical volume(s) of the Contractor's proposal is incorporated by reference and hereby made subject to the provisions of the "ORDER OF PRECEDENCE" (FAR 52.215-33) clause of this contract. Under the "ORDER OF PRECEDENCE" clause, the technical volume of the Contractor's proposal referenced herein is hereby designated as item (f) of the clause, following "the specifications" in the order of precedence.


C-9 DEPARTMENT OF LABOR SAFETY AND HEALTH STANDARDS FOR SHIPBUILDING (AT) (NAVSEA) (JAN 1990)

Attention of the Contractor is directed to Public Law 91-596, approved December 29, 1970 (84 Stat. 1590, 29 U.S.C 655) known as the "OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970" and to the "OCCUPATIONAL SAFETY AND HEALTH STANDARDS FOR SHIPYARD EMPLOYMENT" promulgated thereunder by the Secretary of Labor (29 C.F.R. 1910 and 1915). These regulations apply to all shipbuilding and related work, as defined in the regulations. Nothing contained in this contract shall be construed as relieving the Contractor from any obligations which it may have for compliance with the aforesaid regulations.


C-10  NOT USED

                                     40                      MODIFICATION P00004

C-11 DRYDOCK CERTIFICATION (NAVSEA) (OCT 1990)

The drydocking of all vessels on or after 1 January 1980 shall be accomplished in dry docks certified in accordance with MIL-STD-1625.


C-12 HEAVY WEATHER PLAN (NAVSEA) (APR 1992)

In order to ensure that Navy vessels and materials are protected during the hurricane or "heavy weather" season, the Contractor is required to have a written Heavy Weather Plan or Procedure which assigns responsibilities and prescribes actions to be taken in the event a hurricane is expected to approach or to strike the place of performance. The Contractor shall furnish to the cognizant Shipbuilding, Conversion and Repair, U.S. Navy, upon his request, a copy of such Heavy Weather Plan, and shall make such changes in the plan as the Supervisor considers necessary and reasonable to protect and care for vessels and machinery and equipment to be installed therein.

C-13 INFORMATION AND DATA FURNISHED BY THE GOVERNMENT (FIXED PRICE) (NAVSEA) (OCT 1990)

(a)  Contract Specifications.  The Government will furnish, if not included as
     -----------------------
an attachment to the contract, any unique contract specifications set forth in Section C.

(b)  Contract Drawings and Data.  The Government will furnish contract drawings,
     --------------------------
design agent drawings, ship construction drawings, and/or other design or alteration data cited or referenced in Section C or in the contract specification as mandatory for use or for contract guidance.

(c)  Government Furnished Information (GFI).  GPI is defined as that information
     --------------------------------------
essential for the installation, test, operation, and interface support of all Government Furnished Material enumerated on NAVSEA Form 4205/19 or Schedule A, as applicable, attached to the contract. The Government shall furnish only the GFI identified on the NAVSEA Form 4340/2 or Schedule C, as applicable, attached to the contract. The GFI furnished to the contractor need not be in any particular format. Further, the Goverment reserves the right to revise the listing of GFI on the NAVSEA Form 4340/2 or Schedule C, as applicable, as follows:

     (1)  The Contracting Officer may at any time by written order:

          (i) delete, supersede, or revise, in whole or in part, data listed or specifically referenced in NAVSEA Form 4340/2 or Schedule C, as applicable; or

         (ii) add items of data or information to NAVSEA Form 4340/2 or Schedule C, as applicable; or

        (iii) establish or revise due dates for items of data or information in NAVSEA Form 4340/2 or Schedule C, as applicable.

     (2) If any action taken by the Contracting Officer pursuant to subparagraph (1) immediately above causes an increase or decrease in the costs of, or the time required for, performance of any part of the work under this contract an equitable adjustment shall be made in the contract price and delivery schedule in accordance with the procedures provided for in the clause of this contract entitled "CHANGES - FIXED PRICE" (FAR 52.243-1).

(d) Except for the Government information and data specified by paragraphs (a),
(b), and (c) above, the Government will not be obligated to furnish the contractor any specification, standard, drawing, technical documentation, or other publication, notwithstanding anything to the contrary in the contract specifications, the GFI listed on the NAVSEA Form 4340/2 or Schedule C, as applicable, the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)" (FAR 52.245-2), or any other term or condition of this contract.

(e) Referenced Documentation.  The Government will not be obligated to furnish
    ------------------------
Government specifications and standards, including Navy standard and type drawings and other technical documentation, which are referenced directly or indirectly in the contract specifications set forth in Section C and which are applicable to this contract as specifications. Such referenced documentation may be obtained from:

     Standardization Document
     Order Desk, Building 4, Section D
     700 Robbins Avenue
     Philadelphia, Pennsylvania 19111-5094

Commercial specifications and standards, which may be referenced in the contract specification or any sub-tier specification or standard, are not available from Government sources and should be obtained from the publishers.

NOTE: These requirements do not apply with respect to nuclear propulsion plant systems and other matters under the technical cognizance of the Deputy Commander, Nuclear Propulsion Directorate, Naval Sea Systems Command.

C-14 PERMITS AND RESPONSIBILITIES (NAVSEA) (SEP 1990)

The Contractor shall, without additional expense to the Government, be responsible for obtaining any necessary licenses and permits, and for complying with any applicable Federal, State, and Municipal laws, codes, and regulations, in connection with any movement over the public highways of overweight/overdimensional materials.


C-15 PLANS AND OTHER DATA (FT) (NAVSEA) (JAN 1983)

Whenever the Department shall so require, the Contractor shall, at the cost of reproduction, furnish to whomsoever may be designated by the Department (including other shipbuilding Contractors), copies of working plans (including reproducibles), selected record plans, indices, material schedules, plan schedules, purchase specifications and other data relating to the construction of the vessel. The furnishing of such data shall not constitute any guaranty or warranty, either express or implied, by the Contractor other than that they are correct copies of such data.


C-16 PLANT PROTECTION (NAVSEA) (SEP 1990)

(a) The Contractor shall provide for its plant and the work in process under this contract such safeguards, including personnel, devices, and equipment, as would constitute reasonable protection under peacetime conditions (in the light of the size of the plant and the scope of its operations) against all hazards, including unauthorized entry, malicious mischief, theft, vandalism and fire.

(b) In addition to the foregoing precautions, the Contractor shall provide such additional safeguards as may be required or approved by the Contracting Officer for the protection of its plant and the work in process under this contract against espionage, sabotage, and enemy action. The cost to the Contractor of all safeguards so required or approved shall, to the extent allocable to this contract, be reimbursed to the Contractor in the same manner as if the Contractor has furnished such safeguards pursuant to a change order issued under the clause of this contract entitled "CHANGES--FIXED PRICE" (FAR 52.243-1) or "CHANGES--COST-REIMBURSEMENT" (FAR 52.243-2), as applicable. Such cost shall not include any allowance on account of overhead expense, except shop overhead charges incident to the construction or installation of such devices or equipment.

(c) Upon payment by the Government of the cost to the Contractor of any device or equipment required or approved under paragraph (b) above, title thereto shall vest in the Government, and the Contractor shall comply with the instructions of the Contracting Officer respecting the identification and disposition thereof. No part or item of any such devices or equipment shall be or become a fixture by reason of affixation to any realty not owned by the Government.


C-17 PRINTING OF TECHNICAL MANUALS, PUBLICATIONS, CHANGES, REVISIONS AND AMENDMENT - ALTERNATE I (NAVSEA) (SEP 1990)

(a) The printing, duplication, and binding of all technical manuals, books, and other publications, and changes, amendments, and revisions thereto, including all copies and portions of such documents which are required to be prepared and furnished under this contract for review, approval or otherwise, shall be accomplished in accordance with the issue of "Government Printing and Binding Regulations", published by the Joint Committee on Printing, Congress of the United States, as in effect on the date of this contract.

(b) Publications and other printed or duplicated material which (1) are prepared and carried by equipment manufacturers for regular commercial sale or us, and (2) require no significant modification for military use or to meet the requirements of this contract, or (3) are normally supplied for commercial equipment, shall be provided by the Contractor. Except for material falling within (1) through (3) of this paragraph, the printing of technical manuals, publications, changes, revisions, or amendments by the Contractor or subcontractor is prohibited.

(c) The Contractor shall have the printing and binding of final approved technical manuals, publications, changes, revisions and amendments thereto, as required under this contract (whether prepared by the Contractor or a subcontractor), printed at Government expense by or through the Navy Publications and Printing Service Office (NPPSO) in the Naval District in which the Contractor is located, in accordance with the following general procedures:

     (1) Prior to preparation of materials for printing (photolithographic negatives or camera-ready copies) by the Contractor or a subcontractor, the Contractor shall make arrangements with the NPPSO and with the designated Contract Administration Office for printing and binding which shall include:

          (i)  Citation of contract number;

         (ii)  Security classification of materials to be printed;

        (iii) Establishment of a schedule for printing, including estimated delivery date to NPPSO;

         (iv) Provisions for furnishing photolithographic negatives or camera-ready copies and art work in the proper sequence for printing;

          (v) A check-off list to verify the printing sequence of text pages and foldouts in the form prescribed by NPPSO;

         (vi) Complete printing instructions, which shall specify colors, if required for specific pages, the trim size, including apron, if required, for each foldout/in or chart, or other unique requirements;

        (vii) Type of binding (sidewire stitch, loose leaf, screw posts, etc.); and

       (viii) Other instructions, as applicable, such as packing instructions, quantity for each addressee, required delivery schedule, or delivery instructions. (The Contractor shall provide an address list and addressed mailing labels for each addressee).

     (2) The Contractor shall ship, all transportation charges paid, to NPPSO or a contract printer designated by NPPSO, the complete set of photolithographic negatives or camera-ready copies required to be printed in accordance with the detailed procedures specified by NPPSO. The NPPSO shall sign the acceptance block of the DD Form 250 for reproducible quality only.

     (3) For steam and electrical plant composite diagrams, the Contractor shall provide an original Mylar print of the diagram to the NPPSO with a guide indicating the color of each line. NPPSO will prepare the color separation negatives for the composite diagram and return those to the Contractor for editorial review. NPPSO will correct any errors and print the corrected composite diagram.

     (4) NPPSO will furnish or provide for all supplies and services (including binders) which are necessary to accomplish the printing and binding.

     (5) NPPSO will pack and ship or provide for packing and shipping of the printed material to the Contractor and the distribution list furnished by the Contractor in accordance with the printing order, unless distribution by the Contractor is otherwise required by the terms of the contract, the specifications, or otherwise, in which case the printed and bound publications will be returned to the Contractor for distribution.

     (6) NPPSO will pack and ship the material used for printing to the NPPSO, 4th Naval District, for storage.

(d) (1)   In establishing the schedule for printing, the Contractor shall provide for furnishing the photolithographic negatives or camera-ready copies to NPPSO in time to allow at least the following minimum number of working days (eight-hour day, five days per week exclusive of Saturdays, Sundays, and holidays) from date of acceptance of material for printing at NPPSO to date of shipment of printed material from NPPSO.

                                         Minimum number of working
Printing                                 days required by NPPSO
- --------                                 -------------------------
Up to 200 pages                                30
201 pages to 400 pages inclusive               40
401 pages to 600 pages inclusive               50
601 pages and over                             60

       (2) If NPPSO exceeds the delivery requirements established in accordance with paragraph (c)(1)(iii), for the item(s) specified, the time shall be extended by an equivalent number of working days, provided that the Contractor requests such extensions, in writing, to the Contracting Officer and submits with its request sufficient evidence to enable the Contracting Officer to determine the validity of the Contractor's request. If performance of all or part of the work under this contract is delayed or interrupted by said late shipment by NPPSO, an adjustment shall be made pursuant to the "GOVERNMENT DELAY OF WORK" (FAR 52.212-15) clause of the contract.

(e) The Contractor's shall not be responsible for the quality, or quality control, of printing performed by NPPSO or a printer under contract to NPPSO, and the Government shall reimburse the Contractor for any costs incurred on account of replacement of material lost or damaged by NPPSO or a printer under contract to NPPSO. If such loss or damage of material causes a delay or interruption of performance of all or any part of the work under this contract, an adjustment shall be made pursuant to the "GOVERNMENT DELAY OF WORK" clause of the contract.

(f) The costs of printing, binding, packing and distribution by NPPSO of the publications and changes described herein (but not the costs of preparing photolithographic negatives, camera-ready copies and other materials for printing and the costs of transporting or shipping such materials to NPPSO or a contract printer designated by NPPSO) shall be borne by the Government.

(g) Procurement of photographic negatives and/or camera-ready copies the Contractor is authorized only when the terms of the Joint Committee on Printing
(JCP) Authorization No. 23383 of 25 October 1968 are met.


C-18 PROTECTION OF THE VESSEL (NAVSEA) (SEP 1990)

(a) The Contractor shall exercise reasonable care, as agreed upon with the supervisor, to protect the vessel from fire, and shall maintain a system of inspection over the activities of its welders, burners, riveters, painters, pipe fitters, and similar workers, and of its subcontractors, particularly where such activities are undertaken in the vicinity of the vessel's magazines, fuel oil tanks, or store rooms containing inflammable materials. All ammunition, fuel oil, motor fuels, and cleaning fluids shall have been off-loaded and the tanks cleaned, except as may be mutually agreed upon between the Contractor and the Supervisor prior to work on the vessel by the Contractor. Fire hose lines shall be maintained by the Contractor ready for immediate use on the vessel at all times while the vessel is berthed alongside the Contractor's pier or in dry dock. All tanks under alteration or repair shall be cleaned, washed, and steamed out or otherwise made safe to the extent necessary, and the Contractor shall furnish the vessel's Gas Free Officer and the Supervisor with a "Gas Chemists' Certificate" before any hot work is done. The Contractor shall maintain a fire watch aboard the vessel in areas where the Contractor is working. All other fire watches aboard the vessel shall be the responsibility of the Government.

(b) Except as otherwise provided in contractually invoked technical specifications or NAVSEA furnished directives, while the vessel is at the Contractor's plant and when the temperature becomes as low as thirty-five degrees Fahrenheit, the Contractor shall assist the Government when requested in keeping all pipe-lines, fixtures, traps, tanks, and other receptacles on the vessel drained to avoid damage from freezing, or if this is not practicable, the vessel shall be kept heated to prevent such damage. The vessel's stern tube and propeller hubs shall be protected by the Contractor from frost damage by applied heat through the use of a salamander or other proper means.

(c) The work shall, whenever practicable, be performed in such manner as not to interfere with the work performed by military personnel attached to the vessel, and provisions shall be made so that personnel assigned shall have access to the vessel at all times, it being understood that such personnel will not unduly interfere with the work of the Contractor's workmen.

(d) The Contractor shall at all times keep the site of the work on the vessel free from accumulation of waste material or rubbish caused by its employees, or the work performed by the Contractor in accordance with this contract, and at the completion of such work shall remove all rubbish from and about the site of the work, and shall leave the work in its immediate vicinity "broom clean", unless more exactly specified by the Supervisor.

C-19  SPECIAL AGREEMENT REGARDING SWITCHBOARD SUBCONTRACTS (NAVSEA) (FEB 1991)

(a) The Government has an interest in maintaining a competitive market for switchboards to be used on U.S. Naval vessels. The requirements of 10 U.S.C. 2507 result in a major component of certain switchboards (i.e. air circuit breakers) being available from a single domestic source who is also a competitor for such switchboards. Therefore, the Contractor shall evaluate subcontract proposals for such switchboards exclusive of air circuit breaker content or on some other basis that ensures an equitable switchboard competition.

(b) Notwithstanding approval of the Contractor's purchasing system or the thresholds established in the "Subcontracts" clause the Contractor shall, in all cases involving subcontracts which contain air circuit breakers for switchboards, give advance notification to the contracting officer and obtain written consent of the contracting officer prior to placing any such subcontract. Such advance notification shall include all information required by the "SUBCONTRACTS (FIXED-PRICE CONTRACTS)" (FAR 52.244-1) clause.

C-20 TESTS AND TRIALS (NAVSEA) (OCT 1990)

During the conduct of required tests and trials, the vessel shall be under the control of the Contractor and the Contractor's crew with representatives of the Contractor and the Government on board to determine whether or not the work done by the Contractor has been satisfactorily performed. The Contractor shall provide and install all fittings and appliances which may be necessary for dock and sea trials to enable the representatives of the Government to determine whether the requirements of the contract have been met, and the Contractor shall install and remove instruments and apparatus furnished by the Government for such trials, as required by the specifications.

C-21  SHIPBUILDING PRODUCTION PROGRESS CONFERENCES

a. The Contractor agrees to host and attend shipbuilding production progress meetings, to be held at the Contractor's plant, or if the Government so elects, at the Naval Sea Systems Command, beginning three (3) months after the effective date of this contract. The purpose of the meeting is to report progress, anticipated delays, manning, receipt of Contractor-furnished material, design/production problems, and other related matters. These meetings will be held approximately quarterly.

b. It is agreed and understood that the reports to be made by the Contractor pursuant to this clause are additional to, and not in substitution for, reports and notices required to be made or given by the Contractor pursuant to other clauses of this contract, including, but not limited to, the "CHANGES" clause.

C-22  SUPERVISOR/SHIPS FORCE FACILITIES

(a) The Contractor shall provide offices, drafting rooms, and rooms and equipment for the reproduction of items such as plans, booklets, test memoranda, and allowance lists for the use of the Supervisor, his assistants, other Government employees, approximately twelve persons to support the ship and ship's crew as set forth in Attachment J-4. These spaces shall be of adequate size for such purposes and shall be furnished, ventilated, lighted, and heated. The Contractor shall furnish all cleaning services for keeping the rooms, shower and toilet facilities, including soap and towels, in order and clean. Furniture (including locks) for stationery, file cases for cards, letters, plans, inspection reports, test reports, and orders for material; safes, desks, drafting tables, chairs, stools and clothes lockers or hooks for clothing shall be furnished by the Contractor for offices, drafting and reproduction rooms.

(b) The Contractor shall provide convenient automobile parking facilities for the Supervisor, his assistants, and other Goverment employees in proportion to those that are provided by the Contractor to his employees.

(c) In lieu of providing the Supervisor with space and equipment for plan and correspondence reproduction, the Contractor may instead provide these services from his own facilities to the extent that it is necessary for the Supervisor to administer the contract.

(d) The Contractor shall furnish and maintain telephones in the Supervisor's offices. Such telephones shall be connected to the Contractor's telephone system and the local telephone system. Toll charges for the Supervisor's telephone calls will be paid for by the Government. Separate lines for fax machines and computer dedicated modem lines, not through a switchboard, shall be furnished.

SECTION D - PACKAGING AND MARKING

Item(s) 0002, 0004, 0006, 0008, 0009, 0011 (and, if the options are exercised,
Items 0102, 0104, 0106, 0108, 0109, 0111, 0202, 0204, 0206, 0208, 0209, 0211,
0302, 0304, 0306, 0308, 0309, 0311, 0402, 0404, 0406, 0408, 0409, and 0411) -
Data shall be prepared for shipment in accordance with best commercial practice.

Item 0005 (and if the options are exercised, Items 0105, 0205, 0305 and 0405) - The supplies ordered hereunder shall be preserved, packaged, and packed in accordance with instructions to be given by the Administrative Contracting Officer (ACO) or the Navy Ships Parts Control Center (SPCC) Contracting
Officer. When not otherwise specified, spare and repair parts shall be packaged and packed in accordance with "Level A Packaging and Packing" of Military Specification MIL-E-17555H, dated 15 November 1984.

SECTION D - ADDITIONAL REQUIREMENTS

D.1. IDENTIFICATION MARKING OF PARTS (NAVSEA) (OCT 1990)

(a) Identification marking of individual parts within the systems, equipments, assemblies, subassemblies, components, groups, sets or kits, and of spare and repair parts shall be done in accordance with applicable specifications and drawings. To the extent identification marking of such parts is not specified in applicable specifications or drawings, such marking shall be accomplished in accordance with the following:

     (1) Parts not manufactured to Government specifications shall be marked in accordance with generally accepted commercial practice.

     (2) Parts manufactured to Government specifications shall be marked as follows:

          (i) Electrical parts - that is, all parts in electrical equipments and electrical parts when used in equipments which are not electrical in nature (e.g., electric controls and motors in a hydraulic system) - shall be identified and marked in accordance with MIL-STD-1285B, or, where MIL-STD-1285B does not cover such a part, in accordance with MIL-STD-130G. Requirements of DOD-STD-1686A for Electrostatic Discharge Control shall be addressed.

         (ii) Electronic Parts - that is, all parts in electronic equipments and electronic parts when used in equipments which are not electronic in nature (e.g., electronic fuel controls in some engines) - shall be identified and marked in accordance with Requirement 67 of MIL-STD-454M, with Notice 1. Requirements of DOD-STD-1686A for Electrostatic Discharge Control shall be addressed.

        (iii) Parts other than electrical or electronic parts (as described above) shall be identified and marked in accordance with MIL-STD-130G.

(b) In cases where parts are so small as not to permit identification marking as provided above, such parts shall be appropriately coded so as to permit ready identification.

D.2. MARKING OF REPORTS (NAVSEA) (SEP 1990)

All reports delivered by the Contractor to the Government under this contract shall prominently show on the cover of the report:

     (1)  name and business address of the Contractor
     (2)  contract number
     (3)  contract dollar amount
     (4)  whether the contract was competitively or non-competitively awarded
     (5)  sponsor:

                     -------------------------------------
                          (Name of Individual Sponsor)


                     -------------------------------------
                          (Name of Requiring Activity)


                     -------------------------------------
                                (City and State)

D.3. MARKING AND PACKAGING LIST(S) (NAVSEA) (SEP 1990)

(a)  Marking. Shipments, shipping containers and palletized unit loads shall be
     -------
marked in accordance with MIL-STD-129.

(b)  Packing List(s).  A packing list (DD Form 250 Material Inspection and
     ---------------
Receiving Report may be used) identifying the contents of each shipment, shipping container or palletized unit load shall be provided by the Contractor with each shipment in accordance with the latest issuance of MIL-STD-129. When a contract line item identified under a single stock number includes an assortment of related items such as kit or set components, detached parts or accessories, installation hardware 2or material, the packing list(s) shall identify the assorted items.

     Where DD Form 1348-1 or DD Form 1348-IA is applicable and an assortment of related items is included in the shipping container, a packing list identifying the contents shall be furnished.

(c)  Master Packing List.  In addition to the requirements in paragraph (b)
     -------------------
above, a master packing list shall be prepared where more than one shipment, shipping container or palletized unit load comprise the contract line item being shipped. The master packing list shall be attached to the number one container and so identified.

(d)  Part Identification.  All items within the kit, set, installation hardware
     -------------------
or material shall be suitably segregated and identified within the unit pack(s) or shipping container by part number and/or national stock number. Refer to MIL-STD-129 for marking of assorted (related-unrelated) items.

SECTION E - INSPECTION AND ACCEPTANCE

Item(s) 0002, 0004, 0006, 0008, 0009, 0011 (and, if the options are exercised,
Items 0102, 0104, 0106, 0108, 0109, O111, 0202, 0204, 0206, 0208, 0209, 0211,
0302, 0304, 0306, 0308, 0309, 0311, 0402, 0404, 0406, 0408, 0409, and 0411) -
Inspection and Acceptance shall be as specified on the attached DD Form 1423.

Item 0003 (and if the options are exercised, Items 0103, 0203, 0303 and 0403) - Upon completion of the construction, the ship(s) shall be inspected and accepted at the following location:

(to be filled in at time of authorization to proceed with Phase II)
- -------------------------------------------------------------------

The procedures for inspection and acceptance of the ship(s) are set forth in the following requirement of this contract:

   Contract Section    Requirement
   ----------------    -----------
      Section E        Preliminary Acceptance
                       Inspection
                       Inspection Facilities
                       Final Acceptance
                       Guaranty

      Section F        Delivery of Completed Vessels

Item 0005 (and if the options are exercised, Items 0105, 0205, 0305 and 0405) - Inspection and acceptance shall be effected in accordance with that established by the modification.

Item 0007 (and if the options are exercised, Items 0107, 0207, 0307 and 0407) - The Government may accept, conditionally accept, or reject the Provisioning Technical Documentation (PTD) within sixty days after its delivery, or as specified on the applicable CDRL(s). A notice of conditional acceptance shall state any corrective action required by the Contractor. If PTD is rejected, the Contractor may be required, at the option of the Government, to correct any or all of the PTD. The Contractor shall at no additional cost to the Government make any necessary changes, modifications or corrections to the PTD. The Government shall take action on the corrected PTD within the time limit specified above. Government action under this requirement shall not affect or limit any other rights it may have under this contract.

Items 0012 (and if the options are exercised, Items 0112, 0212, 0312 and 0412) - Acceptance shall be by the cognizant ACO or designated Government
Representative.

SECTION E:  ADDITIONAL CONTRACT   REQUIREMENTS

E.1  GUARANTY PERIOD (FT) (NAVSEA) (JAN 1990) (DEVIATION)

(a) As used in this contract, the term "defects" includes any and all defects, deficiencies, deteriorations, and failure in the vessel(s). There shall be a guaranty period for each vessel beginning at the time of preliminary acceptance and ending eleven (11) months after preliminary acceptance of the vessel, unless extended as provided in paragraph (b) below.

(b) The guaranty period for each vessel shall be extended by the time during which such vessel is not available for unrestricted service by reason of any defects for which the Contracting Officer shall determine the Contractor to be responsible. During said period the vessel, after being fully equipped and armed and in all respects complete and ready for service, may be finally tried by and at the expense of the Government under conditions prescribed by the Secretary of the Navy. The Contractor may, with approval of the Contracting Officer, have an engineer on board such vessel during such period. Such engineer shall have every reasonable opportunity to inspect the working of such vessel in all its parts but shall have no power to direct or control its operation.

E.2  INSPECTION

     (a) All "supplies" (which term when used throughout this clause includes without limitation raw materials, components, intermediate assemblies, and end products) shall be subject to inspection and test by the Government, to the extent practicable at all times and places including the period of manufacture or conversion and in any event prior to final acceptance of the vessel(s).

     (b) Supplies rejected prior to Preliminary Acceptance as not conforming to this contract and any Contractor responsible defects discovered during the guaranty period shall at the election of the Government be replaced or corrected either by the Government or by the Contractor. The Government will, whenever practicable, afford the Contractor an opportunity to examine the defective supplies before they are replaced or corrected. Supplies or lots of supplies which have been rejected or required to be corrected shall be removed, if permitted or required by the Contracting Officer, or corrected in place by and at the expense of the Contractor promptly after notice, and shall not thereafter be tendered for acceptance unless the former rejection or requirement of correction is disclosed. Prior to the establishment of the total final price, the cost of replacement or correction shall be considered as a cost incurred, or to be incurred, for the purpose of negotiating the total final negotiated cost under this contract. After the establishment of the total final price, all replacements or corrections made by the Contractor shall be accomplished at no increase in the total final price. If the Contractor fails either promptly to remove such supplies or lots of supplies which are required to be removed, or promptly to replace or correct such supplies or lots of supplies, the Government either (i) may be contract or otherwise replace or correct such supplies, and equitably reduce any price, or, if it is established, the total final price of this contract; or (ii) may terminate this contract for default as provided in the clause of this contract entitled "DEFAULT". Unless the Contractor corrects or replaces such supplies within the required the delivery schedule, the Contracting Officer may require the delivery of such supplies and equitably reduce any price or, if it is established, the total final price of this contract. Failure to agree to such equitable reduction shall be a dispute concerning a question of fact within the meaning of the clause of this contract entitled "DISPUTES".
                                    58

     (c) The cost of any replacement or correction for which the Contractor is responsible shall be borne by the Contractor, except that the liability of the Contractor for the correction of defects discovered subsequent to preliminary acceptance (other than defects resulting from fraud or such gross mistakes as amount to fraud) shall be limited as set forth in the clause entitled "LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS." An increase in the contract price on account of any replacement or correction for which the Contractor is not responsible shall be determined pursuant to the clause of this contract entitled "CHANGES - FIXED PRICE".

     (d)  If any inspection or test is made by the Government on the premises of the Contractor or a subcontractor, the Contractor without additional charqe shall provide all reasonable facilities and assistance for the safety and convenience of the Government inspectors in the performance of their duties. If Government inspection or test is made at a point other than the premises of the Contractor or a subcontractor, it shall be at the expense of the Government except as otherwise provided in this contract; provided, that in case of
                                               --------
rejection the Government shall not be liable for any reduction in value of samples used in connection with such inspection or test. All inspections and tests by the Government shall be performed in such a manner as not to unduly delay the work. The Government reserves the right to charge to the Contractor any additional cost of Government inspection and test when supplies are not ready at the time that such inspection and test in required by the Contractor or when reinspection or retest is necessitated by prior rejection. Failure to inspect and accept or reject supplies shall neither relieve the Contractor from responsibility for such supplies as are not in accordance with the contract requirements nor impose liability on the Government therefor.

     (e) The inspection and test by the Government of any supplies or lots thereof does not relieve the Contractor from any responsibility regardinq defects or other failures to meet the contract requirements which may be discovered prior to Final Acceptance. Final Acceptance shall be conclusive except for latent defects, fraud, or gross mistakes amounting to fraud.

     (f) The Contractor shall provide and maintain an inspection system acceptable to the Government prior to start of construction and which shall be in effect at the start of each phase of the construction of each vessel.
Records of all inspection work by the Contractor shall be kept complete and available to the Government during the performance of this contract and for such longer period as may be specified elsewhere in this contract.

     (g) The Commander, Naval Sea System Command shall determine the responsibility of the Contractor under this clause.

                                     59                      Modification P00002

E.3. INSPECTION FACILITIES (FT) (NAVSEA) (JAN 1990)

The facilities to be provided pursuant to the additional contract requirement entitled "INSPECTION" shall be equal to those provided by the Contractor for his use for generally similar purposes, and shall include offices and related equipment; drafting rooms; convenient parking facilities; equipment for reproduction of such items as plans, booklets, test memoranda and allowance lists; and telephones connected to the Contractor's and local telephone system. Toll charges for the Supervisor's calls will be paid by the Government. In lieu of providing reproduction equipment, the Contractor may provide reproduction services to the Supervisor. Assistance shall include services necessary in testing or handling machinery, equipment, and materials for the purpose of inspection or test.

E.4. LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS (FT) (NAVSEA) (JAN 1990)

The liability of the Contractor as to any vessel for the correction of defects, as determined pursuant to the "INSPECTION" and "GUARANTY PERIOD" requirements of this contract, discovered during the guaranty period (other than defects resulting from fraud or such gross mistakes as amount to fraud) shall be limited to 2% of contract price at time of contract award.


E.5.  PRELIMINARY ACCEPTANCE

Upon satisfactory completion of the applicable trial requirements and upon delivery as provided in Section F of this contract a preliminary DD 250 shall be executed and each vessel shall be preliminarily accepted.

E.6.  FINAL ACCEPTANCE

Each vessel shall be finally accepted upon the expiration of its guaranty period and the execution of a final DD 250.

SECTION F - DELIVERIES OR PERFORMANCE

All supplies to be furnished hereunder shall be delivered with all transportation charges prepaid, in accordance with the clause hereof entitled "F.O.B. Destination" to destinations specified in Attachment A or as specified below:

Item 0001 - The Contractor shall complete Item 0001 no later than 180 days after contract award. The contractor shall submit Volume I, Technical Proposal, no later than 2:00 PM Eastern Time 20 May 1993. Volume II, Price Proposal, will be due at 2:00 PM Eastern Time 21 June 1993.

Item(s) 0002, 0004, 0006, 0007, 0008, 0009, 0011 (and, if the options are exercised, Items 0102, 0104, 0106, 0107, 0108, 0109, 0111, 0202, 0204, 0206,
0207, 0208, 0209, 0211, 0302, 0304, 0306, 0307, 0308, 0309, 0311, 0402, 0404,
0406, 0407, 0408, 0409, and 0411) - Data to be furnished hereunder shall be delivered prepaid to destination(s) at time(s) specified on the DD Form 1423.

Item 0003 (and if the options are exercised, Items 0103, 0203, 0303 and 0403) - The Contractor shall deliver the ship(s) to the Government at the Contractor's facility fully outfitted and tested in accordance with the provisions of the contract. The first ship shall be delivered no later than 49 months after the effective date of the contract modification authorizing commencement of Item 0003. Subsequent ships, if the options are exercised, shall be delivered in accordance with the following delivery schedule:

For bidding purposes only, assume the options are exercised in November of the appropriate calendar year, and first option ship delivery will be 38-42 months after option exercise. Second option ship in the same option year (if any) six months later. All options ships, to the extent the options are exercised, shall be delivered no later than 30 April 2001.

Item 0005 (and if the options are exercised Items 0105, 0205, 0305 and 0405) - In cases where orders are placed by bilateral modifications, delivery shall be effected in accordance with the delivery schedule established in the bilateral modification. In cases where orders are placed by unilateral modification, deliveries shall be effected in accordance with the delivery schedule proposed by the Administrative Contracting Officer (ACO) or the Navy Ships Parts Control Center (SPCC) in each unilateral modification, unless the Contractor, within thirty (30) days of receipt of the unilateral modification, notifies the ACO or SPCC that the proposed delivery schedule is not acceptable. In the latter case, the Contractor shall propose an alternate delivery schedule, which shall be the subject of negotiation prior to its inclusion in the bilateral modification expressing the order for the supplies.

                                     61                      Modification P00002

Unless otherwise expressed in the unilateral or bilateral modification, the supplies shall be delivered f.o.b. carrier's freight station at or near the Contractor's plant, and shipment shall be on Government bills of lading.

If exercised, Item(s) 0012, 0112, 0212, 0312 and 0412) - The period of performance shall commence at preliminary acceptance and shall extend no later than forty-five (45) days after preliminary acceptance.

SECTION G - CONTRACT ADMINISTRATION DATA

(a) The Contract Administration Office is the office specified in Item 24 or, if none, in Item 7 of the award if made on SF 33; or in Item 6 or, if none, in Item 5 of the award if made on SP 26.

(b) The Purchasing Office Representative is as specified in Item 10 of Standard Form 33.

(c) In the event Offeror's address is different from that shown on the solicitation (Standard Form 33), enter below the address (street and number, city, state and zip code) to which payment should be mailed by the Government under the proposed contract:


     ------------------------------------------------------------------------


     ------------------------------------------------------------------------

(d) Enter below the address (street and number, city, county, state and zip code) of prospective Contractor's facility which will administer the proposed contract if such address is different from the address shown on the solicitation (Standard Form 33).



     ------------------------------------------------------------------------


     ------------------------------------------------------------------------


     ------------------------------------------------------------------------
             NAME OF OFFEROR OR CONTRACTOR


     ------------------------------------------------------------------------

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following are the special Contract Requirements of this Solicitation:

                TITLE                                         PAGES
                ------------------------------------------    -----
5252.202-9101   ADDITIONAL DEFINITIONS (FT) - ALTERNATE II    66-67

5252.209-9102   WEIGHT CONTROL                                68-69

5252.215-9106   PRICE ADJUSTMENT FOR CHANGES IN FEDERAL       69-72
                LAW (FT)

5252.216-9100   COMPENSATION ADJUSTMENTS (LABOR AND           72-82
                MATERIAL (FI)

5252.217-9121   INDEMNIFICATION FOR ACCESS To VESSEL             83

5252.227-9112   LOGISTIC SUPPORT REQUIRMENT (AT)              83-84

5252.227-9113   GOVERNMENT-INDUSTRY DATA EXCHANGE PROGRAM        84

5252.228-9104   ADDITIONAL INSURANCE PROVISIONS (FT)          84-86

5252.228-9105   INSURANCE-PROPERTY LOSS OR DAMAGE-            86-89
                LIABILITY TO THIRD PERSONS (FT)

5252.232-9105   PAYMENTS (FI)                                 90-96

5252.232-9108   FINAL SETTLEMENT (FT)                            96

5252.233-9103   DOCUMENTATION OF REQUESTS FOR EQUITABLE       97-99
                ADJUSTMENT (AT) - ALTERNATE I

5252.237-9106   SUBSTITUTION OF PERSONNEL                       100

SPECIAL CONTRACT REQUIREMENTS CONTINUED

                TITLE                                          PAGES
                -----                                         -------
5252.245-9124   LIENS AND TITLE (FI)                          101-102

5252.245-9127   ADDITIONAL PROVISIONS RELATING TO             103-105
                GOVERNMENT PROPERTY (FT)

5252.246-9124   SHIPBUILDING SUPPORT OFFICE SCHEDULES             106
                (AT)

5252.246-9128   DELIVERY OF COMPLETED VESSEL (FT)             106-108

5252.247-9110   TUG AND PILOT SERVICES                            108

5252.243-9113   OTHER CHANGE PROPOSALS - ALTERNATE I          108-109

                CONTRACTOR RESPONSIBILITY FOR DESIGN AND      109-110
                CONSTRUCTION

                REQUIRMENTS FOR DOMESTIC MANUFACTURE OF           110
                CERTAIN SHIPBOARD SYSTEMS AND EQUIPMENT

NAVSEA 5252.202-9101 ADDITIONAL DEFINITIONS (FT) - ALTERNATE II (JAN 1990)

As used throughout this contract, the following terms shall have the meanings set forth below:

(a)  DEPARTMENT - means the Department of the Navy.

(b) COMMANDER, NAVAL SEA SYSTEMS COMMAND - means the Commander of the Naval Sea Systems Command of the Department of the Navy or his duly appointed successor or duly authorized representative.

(c) NAVSEA 08 - means the Deputy Commander, Nuclear Propulsion Directorate, Naval Sea Systems Command of the Department of the Navy.

(d) SUPERVISOR - means the cognizant Supervisor of Shipbuilding, Conversion and Repair, Department of the Navy.

(a) PROJECT MANAGER (SHAPM)(PMS) - means the PMS 385 Program Manager, or his duly appointed successor or duly authorized representative, of the Naval Sea Systems Command of the Department of the Navy.

(f) ADJUSTMENT IN CONTRACT PRICE - means adjustment in target cost, target profit, target price and ceiling price or fixed price, as appropriate under the circumstances and except as otherwise provided in the contract.

(g) NATIONAL STOCK NUMBERS - Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number
(NIIN) and National Stock Number (NSN) respectively which shall be defined an follows:

     1.  National Item Identification Number (NIIN).  The number assigned to
         ------------------------------------------
     each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non-significant number.

     2.  National Stock Number (NSN).  The National Stock Number (NSN) for an
         --------------------------
     item of supply consists of the applicable four position Federal Supply Class (FSC) plus the applicable nine position National Item Identification Number (NIIN) assigned to the item of supply.

(h) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION - All references in this document to either the Armed Services Procurement Regulation (ASPR) or the Defense Acquisition Regulation (DAR) shall be deemed to be references to the appropriate sections of the Federal Acquisition Regulation (FAR) and the Department of Defense Federal Acquisition Regulation Supplement (DFARS).

(i) REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR) - All references to the FAR in this contract shall be deemed also to include the DOD FAR Supplement (DFARS), unless clearly indicated otherwise.

(j) INTRA-CLASS - All references to intra-class ships shall mean those ships constructed in the same shipyard by the same shipbuilder.

NAVSEA 5252.209-9102 WEIGHT CONTROL (SEP 1990) (DEVIATION)

(a) The Contractor shall enter into agreement with the Government as to the Allocated Baseline Weight Estimate (ABWE) for the vessel(s) under this contract, and such agreement shall be set forth in a supplemental agreement. The ABWE values for full load displacement and vertical center of gravity above bottom of keel (KG) are the baseline for measuring Contractor responsibility within the meaning of this requirement. The Contractor shall be responsible for the Full Load displacement and KG of the delivered ship minus the values agreed upon for Contractor Modification and growth in Government Furnished Equipment and Class Standard Equipment, in excess of the margins included in the Allocated Baseline Weight Estimate. Also the Contractor shall be responsible for the delivery of the ship with a trim and list within the tolerances specified in the COR. The Contractor, however, will not be responsible for the net total adverse effect on trim or list caused by Contract Modifications and growth in Government Furnished Equipment and Class Standard Equipment in excess of the margins included in the Allocated Baseline Weight Estimate.

(b) The net weight and moment effect of every change incorporated into this contract shall be agreed upon and set forth in a supplemental agreement.

(c) One month prior to the inclining experiment, the net weight and moment differences to Government Furnished Material (GFM) and CSE since the ABWE, that were beyond the control of the Contractor, excluding the effect of contract changes, shall be agreed upon and set forth in a supplemental agreement. All weight and moment differences to GFM and CSE resulting from the correction of data for which accurate information was available prior to the ABWE or from the relocation of GFM and CSE at the discretion of the Contractor are considered to be within the control of the Contractor.

(d) The Contractor shall be responsible for the full load displacement and KG of the delivered vessel(s) minus the weight and vertical moment values agreed upon for contract changes and differences to GFM CSE beyond its control. Also, the Contractor shall be responsible for the delivery of the vessel(s) with a trim and list within the tolerances specified in Attachment J-1 of the COR. The Contractor, however, will not be responsible for the net total adverse effect on trim or list caused by contract changes and differences to GFM and CSE beyond his control.

(e) If the Contractor proposes cost or contract changes solely for the purpose of meeting the values of displacement, KG, trim, or list required by this contract, and if the Contracting Officer approves, the changes shall be non-reimbursable and implemented with no increase in the cost of, or change in the period of performance of, this contract. Changes described in this paragraph, as well as Value Engineering Changes that reduce weight, are not considered contract changes when computing the Contractor responsible condition described in paragraph (d) above.

NAVSEA 5252.215-9106 PRICE ADJUSTMENT FOR CHANGES IN FEDERAL LAW (FT) (JAN 1990)

(a)  Definitions
     -----------

     (1)  For the purpose of this requirement:

          (i) The term "Currently Applicable Federal Laws" is defined to mean and include only the statutes listed below and regulations thereunder, promulgated by Federal authorities as in effect on the date of the issuance of this solicitation.

               (A)  Contract Work Hours and Safety Standards Act

               (B)  Occupational Safety and Health Act of 1970

               (C)  Atomic Energy Act of 1954

               (D)  National Environmental Policy Act of 1969

               (E)  Clean Air Act and the following amendments thereto:

                    (1)  Clean Air Act Amendments of 1966;

                    (2)  Clean Air Act Amendments of 1970; and

                    (3)  Clean Air Act Amendments of 1977.

               (F) Federal Water Pollution Control Act Amendments of 1972 and the following amendments thereto:

                    (1)  Clean Water Act of 1977; and

                    (2)  Water Quality Act of 1987

               (G)  Refuse Act of 1899

               (H)  Noise Control Act of 1972

               (I)  Toxic Substances Control Act

               (J) Solid Waste Disposal Act and the following amendments thereto:

                    (1)  Resource Conservation and Recovery Act of 1976;

                    (2)  Solid Waste Disposal Act Amendments of 1980; and

                    (3)  Hazardous and Solid Waste Amendments of 1984.

               (K)  Marine Protection, Research and Sanctuaries Act of 1972

               (L) Comprehensive Environmental Response, Compensation, and Liability Act of 1980 and the following amendment thereto:

               (L)  Superfund Amendments and Reauthorization Act of 1986.

               (M)  Act to Prevent Pollution from Ships (1980)

               (N) Hazardous Materials Transportation Act and the following amendment thereto:

                    (1)  Hazardous Materials Transportation Act Amendments of
                         1976

               (O)  Emergency Planning and Community Right to Know Act of 1986.

         (ii) The term "New Federal Law" is defined to mean a new Federal Statute enacted subsequent to the date of the issuance of this solicitation pertaining to (1) workplace conditions affecting employees or the public, or (2) environmental standards and requirements, and regulations thereunder promulgated by Federal authorities.

        (iii) The term "change" shall be deemed to mean the amendment or repeal of any Currently Applicable Federal Law or New Federal Law or regulations promulgated thereunder by Federal authorities.

(b) If, at any time after the effective date of this contract, a New Federal Law is enacted or a change is made to a Currently Applicable Federal Law or a New Federal Law or regulations thereunder promulgated by Federal authorities, and compliance with such new law or change directly results in an increase or decrease in the Contractor's cost of performance of this contract, the contract price(s) shall be adjusted as provided in paragraph (c) below. No such adjustment shall be made for contract costs incurred or projected to be incurred during the two (2) year period after the effective date of this contract.

(c) The price adjustment provided for in paragraph (b) above shall be made, in the same amount, in each of the Target Cost(s), the Target Price(s), and the Ceiling Price(s) or Fixed Price(s) of this contract, as appropriate, and shall include only the properly allowable and allocable direct and indirect costs of additional labor and materials directly resulting from compliance with the new law or with the change, but shall not include:

         (i)   Costs of delay, disruption, or acceleration of performance;

        (ii) Increases or decreases in prices charged by subcontractors or suppliers; or

       (iii) Costs of additional facilities or of any portion thereof constructed or acquired after the date of the issuance of this solicitation unless such additional facilities or the portion thereof have been constructed or acquired by the Contractor solely in order to comply with a New Federal law or a change in Currently Applicable Federal Laws or New Federal Laws, or regulations thereunder promulgated by Federal authorities.

The price adjustment shall consider and exclude any tax, depreciation, or other special allowances provided to the Contractor in the New Federal Law or change for compliance therewith. No adjustment shall be made in the Profit or Delivery Schedule of the contract, provided, however, that the contractor's right, if any, to extension of the delivery schedule under any other requirement of this contract shall not be prejudiced thereby. No adjustment shall be made unless a New Federal Law or a change directly causes an increase or decrease in the Contractor's cost of performance of this contract in excess of $125,000 per ship.

(d) The Contractor shall promptly notify the Contracting Officer, in writing, of the enactment of New Federal Laws or of a change that reasonably may be expected to result in an adjustment under the provisions of this requirement.

(e) Requests for price adjustments hereunder shall be made in accordance with the procedures of the requirement entitled "DOCUMENTATION OF REQUESTS FOR EQUITABLE ADJUSTMENT".

NAVSEA 5252.216-9100 COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL) (FI) (JAN
1990)

(Applicable to Item 0003, and if the options are exercised, Items 0103, 0203, 0303 and 0403)

(a)  General
     -------

     (1) The contract price(s) agreed to by the parties reflect the price levels of the base periods identified in paragraph (d) below. It is anticipated that the Contractor's actual costs may vary from the price levels of the base periods and the parties desire to provide for adjustment to compensation to reflect such variations. However, regardless of the actual variations in the costs experienced during the period of performance, adjustments in compensation because of such variations shall be computed and effected in accordance with the procedures specified herein.

     (2) Except as hereinafter provided in paragraph (e)(3), adjustments in compensation shall be made in respect to each individual vessel for each monthly period commencing October 1992 and ending with the monthly period in which the
                  ------- ----
actual delivery of the last vessel to be delivered under the contract occurs or the monthly period in which the "Post Delivery Date" (see paragraph (a)(3) below) of the last vessel occurs, whichever is later. For the purpose of this requirement, a "monthly period" or "monthly period involved" shall mean the Contractor's normal accounting month.

     (3) The "Post Delivery Date" for the purpose of this requirement is defined as a date eleven (11) months** after the contract delivery date of the applicable vessel set forth in Section F, "DELIVERIES OR PERFORMANCE".

(b)  Pricing of Changes
     ------------------

     (1) The costs subject to adjustment under this requirement include the costs of performance of changes or other work for which the contract price(s) is(are) subject to equitable adjustment pursuant to the "CHANGES" clause or pursuant to other requirements of the contract. Accordingly, equitable adjustments to the contract price(s) shall be determined on the basis of actual and/or projected direct material costs, direct labor costs and indirect costs de-escalated to price levels of the base periods identified in paragraph (d) below. The method of de-escalation shall be the same as that set forth in paragraph (e) for determining compensation adjustments and base costs.

     (2) In the event and to the extent that work authorized under the "CHANGES" clause results or will result in costs being incurred with respect to a vessel after the monthly period commencing subsequent to the Post Delivery Date of such vessel. (or, in the case of the last vessel to be delivered, the monthly period commencing subsequent to the actual delivery date if such date occurs after the Post Delivery Date), the equitable adjustment for such change shall take account of such costs at their estimated actual value(s) rather than at the base period value(s) provided for in paragraph (b)(1) above. The costs included in the aforementioned equitable adjustment(s) shall be adjusted to preclude payment of any costs reimbursed under this requirement.

(c)  Cost Subject to Compensation Adjustment
     ---------------------------------------

     (1) For the purpose of this requirement, the total allowable costs in the following categories shall be subject to monthly compensation adjustment:

          a  Selected employee benefits
          -

             1  FICA (indirect costs)
             -

             2  State and Federal Workmen's Compensation (indirect costs)
             -

             3  Unemployment Compensation (indirect costs)
             -

             4  Disability (indirect costs)
             -

             5  Federally Mandated National Health Program (indirect costs)
             -

             6  Federally Mandated changes to hours of work per week or per
             - day and changes to the payment of overtime (indirect and direct costs)

          b  Selected energy costs (indirect costs)
          -

             1  Electricity
             -

             2  Fuel oils
             -

                (i)  Bunker C (No. 6)

               (ii)  Diesel 260 (No. 2 by gallon and drum)

             3  Coke
             -

             4   Coal
             -

             c   one hundred percent of the imputed cost of
             -   facilities capital (indirect costs)

             d   Ninety-five percent of indirect costs other than indirect
             -   costs in (c)(1) a, b, and c above
                                 -  -      -
             e   One hundred percent of direct labor costs
             -

             f   One hundred percent of direct material costs
             -

     (2) Within 30 days after the end of each monthly period with respect to each individual vessel, the Contractor shall submit to the Government: (i) a certified statement of the costs incurred for that vessel during that monthly period (monthly costs) and (ii) a certified statement of the total cumulative costs incurred for that vessel from the effective date of the contract to the end of that monthly period (total costs). The statement of monthly costs shall separately identify the direct material costs, the direct labor costs and the indirect costs. With respect to indirect costs, the statement of monthly costs shall state separately from all other indirect costs (i) the monthly incurred selected employee benefit costs of the type identified in paragraph (c)(1)a
                                                                          -
above, (ii) the monthly incurred selected energy costs of the type identified in paragraph (c)(1)b above, (iii) the monthly imputed cost of facilities capital allocated to the vessel involved, and (iv) the ninety-five percent of indirect costs subject to compensation adjustment.

        a   The monthly selected employee benefit costs for the vessel involved
        -
shall be the product obtained by multiplying the yard-wide total selected employee benefit costs of the type identified in paragraph (c)(1)a above by the
                                                                 -
amount of total overhead dollars, excluding the imputed cost of facilities capital, allocated to each vessel for the monthly period involved and the product shall be divided by yard-wide total overhead dollars, excluding the imputed cost of facilities capital, for the monthly period involved.

          b   The monthly incurred selected energy costs for the vessel involved
          -
shall be the product obtained by multiplying the yard-wide total selected energy costs of the type identified in paragraph (c)(1)b above by the amount of general
                                                -
overhead dollars, excluding the imputed cost of facilities capital, allocated to each vessel for the monthly period involved and the product shall be divided by the total yard-wide general overhead dollars, excluding the imputed cost of facilities capital, for the monthly period involved.

     (3)  For the purpose of this requirement:

          a   "Direct material costs", "direct labor cost", and "indirect costs"
          -
shall have the meaning set forth in Part 31 of the Federal Acquisition Regulation (FAR) and Part 231 of the Department of Defense FAR Supplement (DFARS) in effect on the effective date of this contract.

          b   "Monthly Costs" and "total costs" shall include only "incurred
          -
costs" and "allowable costs" as those terms are defined in paragraph (f) of the requirement entitled "PAYMENTS" except that "incurred costs" for material shall include the full amounts of all billings received from vendors during the monthly period involved irrespective of whether the Contractor has paid the full amount of such billings. Further, on this contract, the imputed cost of facilities capital shall be treated as an "incurred indirect cost".

     (4) The costs identified in this paragraph (c) shall be subject to audit and inspection by the Contracting Officer in accordance with paragraph (h) of the requirement entitled "PAYMENTS."

(d)   Cost Indices
      ------------

     (1) Selected employee benefits compensation adjustments shall be based on changes in the monthly average hourly cost of these benefits. For the month involved, the average hourly cost of the benefits listed in (c)(l)a above shall
                                                                  -
be determined by dividing the total costs recorded (including adjustments made at the end of the accounting year and included in the calculations for the month of September 1993) in the Contractor's accounts for the items listed in (c)(l)a
                                                                              -
above by the total of direct and indirect labor hours charged to all product lines and to plant under construction accounts and the result shall be carried to the same number of decimal places as the index value for the base period as shown in paragraph (d)(8) below. Monthly average hourly cost is the index for computing selected employee benefits compensation adjustments under paragraph
(e) below.

     (2) Selected energy costs compensation adjustments shall be based on the following:

          a  Electricity and fuel oil compensation adjustments shall be based
          -
on changes in the average monthly unit values of those costs. Monthly unit values for electricity costs and fuel oil costs listed in (c)(l)b above shall
                                                                -
be computed by dividing the total usage amount of each such energy cost element during that monthly period for the Contractor's entire yard into the total purchase cost billed to the Contractor for the total usage amount of each such energy cost element and the result shall be carried to the same number of decimal places as the index values for the base periods as shown in paragraph (d)(8) below. Average monthly unit values are the indices for computing electricity and fuel oil compensation adjustments under paragraph
(e) below.

          b  Coke and coal compensation adjustments under paragraph (e) below
          -
shall be based on changes in the following wholesale price indices published monthly by the Bureau of Labor Statistics (BLS): Coke shall be based on Code 052, Coke (Foundry By-product), and coal on Code 051, Coal.

       (3) Compensation adjustments under paragraph (e) below for the imputed cost of facilities capital; 95 percent of the indirect costs other than indirect costs in (c)(1)a, b, and c above; and direct labor costs shall be based on
               -  -      -
changes in the "Indices of Change in Straight-Time Average Hourly Earnings for Selected Shipyards for Steel Vessel Construction - All Regions" (MAY 1987 = 100) (herein sometimes called the "Labor Index") furnished to the Naval Sea Systems Command by the BLS.

       (4) Adjustments in compensation under paragraph (e) below for direct material costs shall be based on the changes in the "Material Index for Steel Vessel Contracts" (1983 = 100) (herein sometimes called the "Material Index") furnished to the Naval Sea Systems Command by the BLS.

       (5) In the event that any of the specified indices for the monthly period involved are unavailable to the Contractor at the close of that monthly period, compensation adjustments pursuant to this requirement shall be based upon the average of monthly changes in the applicable indices for the previous four (4) months for which indices are available. The average of changes so calculated shall be added to the applicable index for the immediately preceding monthly period and the sum shall constitute the index for the monthly period involved. When the applicable index for the monthly period involved has been made available, the compensation adjustment for that monthly period shall be recomputed on the basis of such index, and any additional payment to or repayment by the Contractor required by such recomputation for that monthly period shall be reflected in any invoice(s) thereafter submitted for payment under any requirement of this contract until such amount has been paid, offset or recouped in full.

       (6) In the event that any of the specified indices for any base period or any monthly period differs from the index previously available for that period, the compensation adjustment for the applicable monthly period(s) shall be recomputed on the basis of such revised index and any additional payment to or repayment by the Contractor required by such recomputation for that monthly period(s) shall be reflected in any invoice(s) submitted thereafter for payment under any requirement of this contract until such amount has been paid, offset or recouped in full.

       (7) The Contractor shall be responsible for the calculations involving the indices provided for in this paragraph, and said calculations shall be subject to verification by the Government.

       (8) For the purpose of computing compensation adjustments under this requirement, the following are the applicable base period index values (subject to adjustment as specified in paragraph (d) (6) above):

     Description                         Base Period*     Index Value*
     -----------                         ------------     -----------

     Selected employee benefits costs           1992        1.82/hour

     Selected energy costs:

        Electricity                             1992       .0626/KWH
        Bunker C (No. 6)                        1992        ----/gal
        Diesel 260 (No. 2)                      1992       .72  /gal
        Diesel  260 (No. 2, drum)               1992        ----/55 gal
        Coke                                    1992        ----
        Coal                                    1992        ----

     Cost of facilities capital;                1992        112.7
     95% of indirect costs other than
     indirect costs in (c)(1) a, b, and
                              -  -
          c  above; and direct labor cost
          -

     Direct material cost                       1992        119.9

      *Insert Base Periods and Index Value

     **Index value for selected employee benefit costs is determined by dividing the base year total selected employee benefit costs by the base year total labor hours (direct and indirect) charged to all product lines and to Plant Under Construction accounts.

(e)  Computation of Compensation Adjustment and Base Cost
     ----------------------------------------------------

     (1) For the purpose of computing compensation adjustments under this requirement, the following computations shall be used for all the categories of cost specified in paragraph (c)(1).

          a  For each monthly period commencing prior to the Post Delivery
          -
Date of a vessel, the amount of the applicable category of cost for such vessel certified on the statement of monthly costs for that monthly period shall be multiplied by the difference between the value of the applicable index for that monthly period and the applicable base period index listed in
(d)(8) above and the product thereof shall be divided by the value of the applicable index for that monthly period and the result, the compensation adjustment for the applicable category of cost, shall be expressed to the nearest dollar. The calculation is as follows:

         Current                  Base            Current
         Month         -          Period        x Month
         Index                    Index           Cost


- ------------------------------------------------           =   Compensation
            Current Month Index                                Adjustment

          b  For each monthly period commencing (i) subsequent to the Post
          -
Delivery Date of a vessel and (ii) prior to the post or actual delivery date of the last vessel to be delivered under the contract (whichever date is later), the value of the applicable index for the monthly period of the Post Delivery Date of the vessel involved or the value of the applicable index for the monthly period involved, whichever value is the lesser, shall be the value used in the computation in (e)(l)a above as the Current Month Index to
                                 -
calculate the compensation adjustment.

          c  In the event and to the extent that the contract delivery date
          -
for a vessel is subsequently extended for reasons of Government responsibility or excusable delay ("excusable delay" means delay for which the Contractor is not liable as determined by paragraph (c) of the clause of this contract entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (FT) (DEVIATION 89-915 - 29 JUN 1989)" (FAR 52.249-8)), the Post Delivery Date for such vessel shall be deemed to be extended on a day-for-day basis and if, as a result, the Post Delivery Date is extended beyond the monthly period involved, the compensation adjustment for the monthly period(s) involved shall be recomputed on the basis of the value of the applicable index for the monthly period(s) involved.

          d  For any monthly period commencing subsequent to the post or
          -
actual delivery date of the last vessel to be delivered under the contract, whichever date is the later, there shall be no compensation adjustment.

     (2)  For the purpose of computing Base Cost, the following shall apply:

          a  For each monthly period commencing prior to the post or actual
          -
delivery date of the last vessel to be delivered under the contract, whichever date is later, the compensation adjustments computed under (e)(1) above for all categories of cost for each vessel shall be totaled and subtracted from Total Monthly Cost for the same vessel and the resulting difference shall constitute the Base Cost for such vessel for that monthly period.

          b  For each monthly period commencing subsequent to the post or
          -
actual delivery date of the last vessel to be delivered under the contract, whichever date is the later, the Total Monthly Costs for a vessel shall constitute the Base Cost for such vessel for that monthly period.

     (3) No adjustment in compensation under this requirement shall be made for any monthly period for any vessel in the event that the cumulative sum of the Base Costs incurred for such vessel(s) for all preceding monthly periods exceeds the Ceiling Price(s) then set forth in this contract; provided, further, that in the event that the Ceiling Price(s) thereafter is(are) increased, by modification to this contract, adjustment in compensation under this requirement shall be made for each monthly period that the cumulative sum of the Base Costs incurred for such vessel(s) for all preceding monthly periods does not exceed such increased Ceiling Price(s).

     (4) No adjustment in compensation under this requirement shall be made for any monthly period for any vessel in the event that the specified indices for the monthly period involved are unavailable solely as a result of the failure by the Contractor to submit timely, accurate, and complete information to the BLS necessary for their calculation of the indices. Any amount withheld under the requirements of this paragraph shall be released following the Contractor's submission of such information.

     (5) The amount of the adjustment in compensation for each individual vessel determined as above (plus or minus) shall be set forth separately in a Supplemental Agreement to this contract, which also shall set forth the computation upon which each adjustment in compensation is based.

     (6) In the event that any amount shown in any Supplemental Agreement pursuant to subparagraph (e)(5) in respect to a vessel is a minus figure, such amount shall be deducted from any invoice(s) presented for payment under any requirement of this contract until such amount has been offset or recouped in full.

(f)  Payment of Compensation Adjustment.  Payments of amounts of compensation
     ----------------------------------
adjustment under this requirement shall be made for each vessel on the basis of monthly periods. Except as provided in paragraph (f)(3) below, compensation adjustment payments shall be made provisionally on a biweekly basis as set forth in (f)(2) below and then adjusted on a monthly basis as set forth in
(f)(1) below. For the purpose of this paragraph (f): a weekly period is the Contractor's normal accounting week, and a biweekly period is two consecutive weekly periods.

     (1)  After execution of the Supplemental Agreement pursuant to paragraph
(e)(5) of this requirement in respect of a monthly period, and upon submission of proper invoices, the Contractor shall be paid or there shall be deducted for each vessel the amount set forth in such Supplemental Agreement, less the sum of the amounts of the provisional compensation adjustments paid or payable on account of such vessel pursuant to (f)(2) below for biweekly periods, or any weeks of biweekly periods, falling in the monthly period to which the Supplemental Agreement applies. Each Supplemental Agreement shall set forth a biweekly provisional compensation adjustment amount for each vessel for the purpose of making provisional compensation adjustment payments pursuant to paragraph (f)(2) below for biweekly periods ending after execution of such Supplemental Agreement until the next Supplemental Agreement is executed. The biweekly provisional compensation adjustment amount for each vessel shall be determined by dividing the amount of the compensation adjustment for the monthly period involved set forth in the Supplemental Agreement for each vessel by the number of weekly periods in the monthly period to which the Supplemental Agreement applies. The quotient shall then be multiplied by two and the product shall be the biweekly provisional compensation adjustment amount.

     (2) At the end of every biweekly period, upon submission of proper invoices, the Contractor shall be paid on account of each vessel the biweekly provisional compensation adjustment set forth in the most recently executed Supplemental Agreement.

     (3) Any payment under (f)(1) or (f)(2) above shall be deferred to the extent that the amount of such payment, when added to the total of all payments previously paid or payable with respect to such vessel under this requirement and the

"PAYMENTS" requirement (other than payments made pursuant to paragraph (g) of the "PAYMENTS" requirement), would exceed the total cost limitations which are then applicable to that vessel under the terms of paragraphs (a)(1) and (a)(2) of the "PAYMENTS" requirement. Deferred payments of compensation adjustments shall be paid upon submission of subsequent invoices whenever such payment, when added to the total of all payments previously made with respect to such vessel under this requirement and the "PAYMENTS" requirement (other than payments made pursuant to paragraph (g) of the "PAYMENTS" requirement) would not exceed the total cost limitations which are then applicable to that vessel under the terms of paragraphs (a)(1) and (a)(2) of the "PAYMENTS" requirement. After the close of the monthly period during which the last vessel is actually delivered, any remaining deferred payments for compensation adjustment shall, upon submission of proper invoices by the Contractor and upon verification thereof by the Contracting Officer, be promptly paid.

     (4) The Government agrees that any request for approval to make progress payments more frequently than once every two weeks will include a request for similar approval of more frequent compensation adjustment payments. Upon approval by cognizant Government authority, this requirement will be modified accordingly without additional consideration by the Contractor to the Government for such modifications.

(g)  Separate Reimbursement. (1) No adjustment shall be made in the Target
     ----------------------
Cost(s), Target Profit(s), Target Price(s) or Ceiling Price(s) on account of upwards or downwards adjustments in compensation made in accordance with paragraph (e) of this requirement, and hence said adjustments will be paid separately and are outside the incentive price revision formula provided for in the clause hereof entitled "INCENTIVE PRICE REVISION--FIRM TARGET (FI) (DEVIATION 89-915 - 29 JUN 1989)" (FAR 52.216-16).

     (2) The amount currently obligated for payment of compensation adjustments is set forth in the financial accounting data sheet(s). This amount may be unilaterally adjusted upward or downward by the Government at any time during the pendency of this contract. Nothing in the preceding two sentences shall be construed as relieving the Government from any obligations to reimburse the Contractor for compensation adjustments as set forth in this requirement.

(h)  Disputes.  Any dispute arising under this requirement shall be determined
     --------
in accordance with and subject to the provisions of the clause of this contract entitled "DISPUTES" (FAR 52.233-1).

NAVSEA 5252.217-9121 INDEMNIFICATION FOR ACCESS TO VESSEL (MAY 1989)

Notwithstanding any provision in the "ACCESS TO VESSEL" clause (DOD FAR SUP 252.217-7011), or any other clause of the contract, the Contractor agrees to allow officers, employees, and associates of the Government, or other prime contractors with the Government and their subcontractors, and officers, employees, and associates of offerors on other contemplated work, admission to the Contractor's facilities and access to the vessel without any further request for indemnification from any party, which has not been previously included in the contract price.


NAVSEA 5252.227-9112 LOGISTIC SUPPORT REQUIREMENT (AT) (JAN 1990)

(a) This requirement applies whenever the contract specifications, by reference to a Military Specification or otherwise, specify repair parts or stock components (hereinafter called "repair parts") for a ship component or item of equipment.

(b) With respect to ship components or equipments manufactured other than in the United States or Canada, the Contractor agrees that, in addition to any other data required by this contract, it will furnish under this contract sufficient data so that the repair parts can be reproduced in the United States or Canada unless the suppliers of the ship components or equipments shall have made arrangements satisfactory to the Contractor and approved by the Contracting Officer for the manufacturing of repair parts in the United States or Canada. For the purpose of this requirement, "sufficient data" shall mean detail drawings and other technical information sufficiently extensive in detail to show design, construction, dimensions, and operation or function, manufacturing methods or processes, treatment or chemical composition of materials, plant layout and tooling. All data shall be in the English language and according to the United States system of weights and measures, and drawings for components, assemblies, subassemblies and parts protected by U.S. patents shall contain a prominent notation to that effect fully identifying the patent or patents involved, and bearing the number of this contract.

(c) In order to satisfy the requirements of paragraph (b), above, unless the supplier of the ship components or equipments shall have made arrangements, satisfactory to the Contractor and approved by the Contracting Officer, for the manufacture of such repair parts in the United States or Canada, the Contractor shall include in all subcontracts for the purchase of ship components or equipments from foreign sources a clause, acceptable to the Contracting Officer, granting to the United States Government for a period of seven (7) years, "Government Purpose License Rights" (GPLR) (as defined in paragraph (a)(14) of the clause of this contract entitled "RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE" (DFARS 252.227-7013) in all technical data necessary to manufacture spare and repair parts for such components or equipments.


NAVSEA 5252.227-9113 GOVERNMENT-INDUSTRY DATA EXCHANGE PROGRAM (SEP 1990)

(a) The Contractor shall participate in the appropriate interchange of the Government-Industry Data Exchange Program (GIDEP) in accordance with the latest revision of MID-STD-1556. Data entered is retained by the program and provided to qualified participants. Compliance with this requirement shall not relieve the Contractor from complying with any other requirement of the contract.

(b) The Contractor agrees to insert paragraph (a) of this requirement in any subcontract hereunder exceeding $500,000.00. When so inserted, the word "Contractor" shall be changed to "Subcontractor".


NAVSEA 5232.228-9104 ADDITIONAL INSURANCE PROVISION (FT) (JAN 1990)

(a) The provisions contained in the standard form of Marine Builder's Risk (Navy Form - Syndicate) policy referred to in paragraph (a) of the requirement of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS"..." with leave to fire guns and torpedoes, but no claim to attach thereto for loss of or damage to the vessel or machinery unless the accident results in a total loss of a vessel," shall not include, or be construed as including, any operation conducted under the "General Scope of Work" and "Specifications" paragraphs of Section C of this contract; and further, the operations referred to in these aforesaid paragraphs shall not be deemed to be "warlike operation" as used in the Collision Liability and Protection and Indemnity Liabilities (Government Syndicate Form) policy referred to in paragraph (b) of the requirement of this contract entitled "INSURANCE-PROPERTY

LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS". Further, the Contractor shall not carry Collision Liability and Protection and Indemnity Liabilities insurance (Government Syndicate Form) referred to in the first sentence of paragraph (b) of the requirement of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS" during the period of the performance of the underway trials required by this contract, and the Government will indemnify the Contractor against liability (including expenses incidental thereto) to third persons which would have been covered by the aforesaid insurance if the Contractor had carried such insurance during the period stated above; provided,
                                                                      --------
however, that the Contractor shall not be relieved of any other obligations required by the aforesaid paragraph (b) of the "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS" requirement.

(b) Notwithstanding any provisions to the contrary in paragraph (a) of the requirement entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS", the assumption by the Government of the risk of loss of or damage to the vessels and the materials and equipment therefor provided for by the aforesaid paragraph (a) of the requirement entitled "INSURANCE-PROPERTY LOSS
OR DAMAGE-LIABILITY TO THIRD PERSONS", shall continue until the expiration of the guaranty periods of the vessels, or until completion of all work under this contract, whichever is later. The Government does not, however, assume the risk of loss of or damage to any equipment which results from a defect in a part thereof for which the Contractor is responsible pursuant to the "PRELIMINARY ACCEPTANCE", "GUARANTY PERIOD", or "INSPECTION OF SUPPLIES--FIXED-PRICE (FT) (JUL 1985) - ALTERNATE I (JUL 1985) (DEVIATION 89-915 - 29 JUN
1989)" (FAR 52.246-2) requirements of this contract. The term "equipment" as used in the preceding sentence means the largest integrated unit (e.g., component, subassembly, or individual system, as the case may be) furnished by the same supplier who furnished the part causing the loss or damage.

(c) Any material furnished by the Government under this contract shall be deemed to be materials or equipment for the vessels within the meaning of the "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS" requirement hereof.

(d) It is understood that the operation of firing explosive charges to eject missiles is an operation conducted under the "General Scope of Work" and "Specifications" paragraphs of Section C of this contract, and accordingly, this requirement applies to such operations.

(e) The Government's liability under the last sentence of paragraph (a) of this requirement, paragraph (b) of the requirement of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS," and the Collision Liability and Protection and Indemnity Liabilities Insurance forms set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form Syndicate) and War Damage Insurance Policies, Referred to in Vessel Contracts of the Bureau of Ships" dated 23 November 1942, is subject to the availability of appropriated funds at the time a contingency occurs. Nothing in this contract shall be construed as implying that the Congress will, at a later date, appropriate funds sufficient to meet deficiencies.


NAVSEA 5232.228-9105 INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS (FT) (JAN 1990)

(a)  The Contractor shall not, unless otherwise directed or approved in writing by the Department, carry or incur the expense of any insurance against any form of loss of or damage to the vessels or to the materials or equipment therefor to which the Government has acquired title or which have been furnished by the Government for installation by the Contractor. The Government assumes the risks of loss of and damage to the vessels and such materials and equipment which would have been assumed by the underwriters if the Contractor had procured and maintained throughout the term of this contract, on behalf of itself and the Government, insurance with respect to the vessels and such materials and equipment for full value against pre-keel and post-keel laying risks (i) under the forms of Marine Builders Risk (Navy Form-Syndicate) policy, including the rider attached to the "Free of Capture and Seizure" clause thereof, and War Damage policy, both as set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form-Syndicate) and War Damage Insurance Policies referred to in Vessel Contracts to the Bureau of Ships," dated 23 November 1942, or (ii) under any other policy forms which the Assistant Secretary of the Navy (R,D&A), Insurance Office shall determine were customarily carried or would have been customarily carried by the Contractor in the absence of the foregoing requirement that the Contractor not carry or incur the expense of insurance, provided, that the Government does not assume any risk with respect to loss or
- --------
damage compensated for by insurance or otherwise or resulting from risks with respect to which the Contractor has failed to procure or maintain insurance, if available, as required or approved by the Department; provided, further, that
                                                      --------
under the above identified policies or under this requirement the Government does not assume any risk with respect to, and will not pay for any costs of the Contractor for the inspection, repair, replacement, or renewal of any defects themselves in the vessel(s) or such materials and equipment due to (A) defective workmanship, or defective materials or equipment performed by or furnished by the Contractor or its subcontractors or, (B) workmanship, or materials or equipment performed by or furnished by the Contractor or its subcontractors which do(es) not conform to the requirements of the contract, whether or not any such defect is latent or whether or not any such non-conformance is the result of negligence; provided, further, that under the above identified policies or
               -----------------
under this requirement the Government does not assume the risk of and will not pay for the costs of any loss, damage, liability or expense caused by, resulting from, or incurred as a consequence of delay or disruption of any type whatsoever. No requirement of this contract shall operate to subject the Contractor to a liability for which the Government has assumed the risk hereunder. Notwithstanding the foregoing, the Contractor shall bear the first $10,000 of loss or damage from each occurrence or incident the risk of which the Government otherwise would have assumed under the requirements of this paragraph.

(b) Unless otherwise directed by the Department, the Contractor shall procure and thereafter maintain with respect to each of the vessels Collision Liability and Protection and Indemnity Liabilities Insurance (Government-Syndicate Form), as set forth in the aforesaid 23 November 1942 pamphlet, if available, in an amount equal to (i) eighty percent (80%) of the sum of the target price of the vessel and an amount estimated by the Department to represent the value of materials and equipment furnished by the Government for installation by the Contractor, or (ii) Two Million Dollars ($2,000,000), whichever shall be less. The Government will indemnify the Contractor against liabilities (including expenses incidental thereto) to third persons which, but for the limitation on amount specified in this paragraph, would have been covered by such Collision Liability and Protection and Indemnity Liabilities Insurance, and which are not compensated for by insurance or otherwise, provided such liabilities are represented by final judgments or by settlements approved in writing by the Department. The Contractor shall not, however, be so indemnified against liabilities with respect to which the Contractor has failed to procure or maintain insurance, if available, as required or approved by the Department. The Contractor shall promptly notify the Department of each suit or action filed and each claim made against which the Contractor may be entitled to indemnification under this paragraph. The Contractor shall furnish the Department with copies of all papers received with respect to each suit, action or claim and, if requested by the Department, shall authorize representatives of the Government to settle, or direct or take charge of the defense of, such suit, action or claim. In the absence of such request, the Contractor shall diligently proceed with such defense. The Government's liability under this paragraph(b) and the Collision Liability and Protection and Indemnity Liabilities Insurance forms set forth in the pamphlet entitled "Standard Forms of Marine Builders
Risk (Navy Form Syndicate) and War Damage Insurance Policies, referred to in Vessel Contracts of the Bureau of Ships, dated 23 November 1942, is subject to the availability of appropriated funds at the time a contingency occurs.
Nothing in this contract shall be construed as implying that the Congress will, at a later date, appropriate funds sufficient to meet deficiencies.

(c) The cost of the insurance required by paragraph (b) of this requirement is included in the target price and the cost of all other insurance which may be required or approved pursuant to this clause will be considered allowable costs under this contract. If the Department should require or approve the cancellation of any such insurance, the Contractor will promptly pay to the Government the amount of all unearned premiums refunded to the Contractor, but only to the extent that such premiums shall have been reimbursed to the Contractor by the Government or included in the pricing structure of the contract (firm fixed price or incentive type arrangement, as applicable).

(d) All insurance which is or may be required or approved pursuant to this requirement shall be in such form, in such amounts, for such periods of time, and with such insurers as the Department may from time to time require or approve, provided the Contractor shall be named as an insured and shall be entitled to payment of any loss or damage as its interests may appear. The policies or certificates of insurance shall be deposited with the Assistant Secretary of the Navy (R,D&A), Insurance Office, or as the Department may otherwise direct.

(e) In the event of loss of or damage to any of the vessels or any of the materials or equipment therefor which may result in a claim against the Government under the insurance requirements of this contract, the Contractor promptly shall notify the Contracting Officer of such loss or damages, and the Contracting Officer may, without prejudice to any other right of the Government, either:

     (i) Order the Contractor to proceed with replacement or repair in which event the Contractor shall effect such replacement or repair. The Contractor shall submit to the Contracting Officer a request for reimbursement of the cost of such replacement or repair together with such supporting documentation as the Contracting Officer may reasonably require, and shall identify such request as being submitted under this insurance requirement. If the Government determines that the risk of such loss or damages is within the scope of the risks assumed by the Government under this requirement, the Government will reimburse the Contractor for the reasonable, allowable cost of such replacement or repair, plus a reasonable profit, less the deductible amount specified in paragraph (a) of this requirement. Payments by the Government to the Contractor under this insurance requirement are outside the scope of and shall not affect the pricing structure of the contract (firm fixed price or incentive type arrangement, as applicable), and are additional to the compensation otherwise payable to the Contractor under this contract; or

     (ii) In the event the Contracting Officer decides that the loss or damage shall not be replaced or repaired,

         (A) Modify the contract appropriately consistent with the reduced requirements reflected by the unreplaced or unrepaired loss or damage, or

         (B) Terminate the construction of any part or all of the vessel(s) under the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)" (FAR 52.249-2).

(f) The coverage provided by this requirement is extended geographically to include material or equipment to which the Government has acquired title or which has been furnished by the Government and is located in the following contractor facilities or in transit between facilities:

                              (List facilities)

The Contractor may request the Contracting Officer to extend the geographical coverage of this requirement to newly acquired or leased facilities which are to be used in the performance of this contract.

NAVSEA 5252.232-9105  PAYMENTS (FI) (JAN 1990)

(Applicable to Item 0003, and if the options are exercised, Items 0103, 0203, 0303 and 0403)

(a)  Computation of Payments
     -----------------------

     (1) Until such time as physical progress in the performance of work on a vessel is fifty percent (50%) complete, the Government, upon submission by the Contractor of invoices certified by the Contractor as hereinafter provided, will promptly make payments, on account of the total contract price(s), at ninety percent (90%) of the amount determined by multiplying the allocated total contract price of such vessel by the percentage of physical progress in the performance of work on such vessel as certified by the Contractor subject to the approval of the Supervisor; provided, that no such payment shall be made in an
                            --------
amount which when added to the total of all payments previously made with respect to such vessel under (i) paragraph (a) of this requirement and (ii) the
                                                                   ---
"COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" requirement exceeds one hundred percent (100%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel.

     (2) After the percentage of physical progress in the performance of work on a vessel has reached fifty percent (50%), the Government, upon submission by the Contractor of invoices certified by the Contractor as hereinafter provided, will promptly make payments, on account of the total contract price(s), of one hundred percent (100%) of the amount determined by: (i) multiplying the allocated total contract price of such vessel by the percentage of physical progress in the performance of work on such vessel as certified by the Contractor subject to the approval of the Supervisor, and (ii) subtracting from that product five percent (5%) of the allocated total contract price of such vessel; provided, that no such payment shall be made in an amount which when
        --------
added to the total of all payments made previously with respect to such vessel under (i) paragraph (a) of this requirement and (ii) the "COMPENSATION
                                            ---
ADJUSTMENTS (LABOR AND MATERIAL)" requirement exceeds one hundred five percent (105%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel; provided,
                                                                 ---------
further, that the Contractor furnishes data on actual cumulative costs and
- -------
estimated future costs acceptable to the Supervisor which demonstrates to the satisfaction of the Supervisor that the Contractor will make a profit of at least five percent (5%) on completion of the contract, and the Contractor provides updated information on a quarterly basis. If updated data indicate the Contractor will not make a profit of at least five percent (5%) on completion of the contract, the progress payments shall be adjusted retroactively so that the total of all payments made with respect to the vessel under (i) paragraph (a) of this requirement and (ii) the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" requirement shall not exceed one hundred percent (100%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel.

(b)  Billing Price
     -------------

     (1) For the purpose of this requirement, until the establishment of the total final price(s) in accordance with paragraph (d) of the clause of this contract entitled "INCENTIVE PRICE REVISION--FIRM TARGET (FI) (DEVIATION 89-915
- - 29 JUN 1989)" (FAR 52.216-16), the term "total contract price" means the billing price; initially the billing price shall be the initial total contract target price(s), and thereafter the billing price shall be revised as provided in paragraph (b)(2) below. After establishment of the total final price(s) in accordance with paragraph (d) of the "INCENTIVE PRICE REVISION (FIRM TARGET)
(FI) (DEVIATION 89-915 - 29 JUN 1989)" clause, the billing price shall be the total final price(s) so established.

     (2) Within fifteen (15) days after each calendar quarter the Contractor shall submit in writing a proposed revised billing price which shall be established as follows:

          (i) The Contractor shall certify to the Contracting Officer the percentage of physical progress in the performance of the contract as a whole as of the end of the calendar quarter. Such percentage of physical progress shall be expressed as a decimal carried to four decimal places and shall be subject to the approval of the Supervisor.

          (ii) The revised billing price shall be the sum of a projected final cost(s), and a projected profit, computed as follows:

             (A) A projected final cost shall be computed by (i) determining the cumulative sum of the base costs as of the end of the calendar quarter, established in accordance with the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" requirement, and (ii) dividing the sum thereof by the percentage of physical progress certified and approved as set forth in subparagraph (i) above.

             (B) A projected profit shall be determined by applying to the projected final cost(s) the incentive formula set forth in paragraph (d)(2) of the "INCENTIVE PRICE REVISION--FIRM TARGET" clause; provided, that in no event
                                                    --------
shall the revised billing price exceed the ceiling price(s) of the contract.

          (iii) The revised billing price determined as stated above shall be set forth separately in a supplemental agreement to this contract, which also shall set forth the computations upon which the revision of the billing price is based.

          (iv) Any revision of the billing prices shall not affect the determination of the total final price(s) under paragraph (d) of the "INCENTIVE PRICE REVISION--FIRM TARGET (FI) (DEVIATION 89-915 - 29 JUN 1989)" clause. After execution of the contract modification referred to in subparagraph
(d)(3) of said clause, the total amount paid or to be paid on all invoices or vouchers shall be adjusted to reflect the total final price(s), and any additional payments, refunds, or credits resulting therefrom shall be promptly made.

(c)  Allocated Total Contract Price of Each Vessel. For the purpose of this
     ---------------------------------------------
requirement, the allocated total contract price of each vessel shall be established by multiplying the total contract price(s) by a percentage, expressed as a decimal carried to four decimal places, equal to that fraction whose numerator is the original unit target price of the vessel and whose denominator is the original total target price. The resulting dollar amount shall be rounded to the nearest one hundred thousand dollar ($100,000), upward or downward; provided that in no event shall the sum of the allocated total contract price of the vessel(s) exceed the total contract price(s). The aforesaid percentages of each vessel shall be revised, by contract modification, in the event that either:

          (i) Equitable adjustments to the unit target prices of the vessels result in unit target prices of a substantially different proportion to the total target prices than previously provided for under this subparagraph (c); or

          (ii) Incurred costs indicate that a revision to the percentages is appropriate, Provided, however, any such revision shall not be made more
             -----------------
frequently than at the end of a calendar quarter unless the total contract price(s) is(are) limited to the contract ceiling price(s) and the contract ceiling price(s) is(are) adjusted during the calendar quarter.

(d)  Invoices
     --------

     Invoices may be submitted every two weeks, but not more frequently; provided, however, that if after contract award more frequent progress payments
- --------  -------
are approved by cognizant Government authority, this requirement shall be modified accordingly without additional consideration by the Contractor to the Government for such modification. No payment will be required to be made upon invoices aggregating less than five thousand dollars ($5,000).

The Contractor shall certify on each invoice:

     (1) the percentage of physical progress in the performance of work on the vessel as a decimal carried to four places; and

     (2) the allowable costs incurred in the performance of the work on the vessel as of the date the invoice is submitted. Such certification shall provide for cost category reporting in accordance with the Contractor's normal accounting system and shall be broken down into direct material, direct labor, and indirect costs.

(e)  Physical Progress and Weighting Factors
     ---------------------------------------

     (1) Within sixty (60) days after contract award the Contractor shall submit a progressing system description for review and approval by the Contracting Officer. Upon approval of such system, progress payments shall be in accordance with the approved system. Subsequent revisions to the approved system shall be submitted to the Contracting Officer for approval prior to implementation.

     (2)  The mutually agreed upon weighting factors for the categories of
labor and material for each vessel are set forth in Attachment   *   to this
                                                               -----
contract. The weighting factors shall be revised quarterly concurrent with the billing price revisions specified in paragraph (b). Notwithstanding the above, revision of weighting factors may be requested by either party when factual data indicate that the weighting factors then in use are no longer representative of the actual labor and material distribution. Revisions of weighting factors shall be supported by detailed de-escalated (estimated final) direct material, direct labor, and indirect costs and additional data concerning the cause of the change in the weighting factors. Any change in the weighting factors shall be set forth in a supplemental agreement to this contract.

(f)  Incurred Costs
     --------------

     For the purpose of this clause, "incurred costs" are those costs identified through the use of the accrual method of accounting, as supported by the records maintained by the Contractor and which are allowable in accordance with Part 31 of the Federal Acquisition Regulation (FAR) and Part 231 of the Department of Defense FAR Supplement (DFARS) in effect on the effective date of this contract and include only:

   **(1) Costs for items or services purchased directly for the contract which are paid as well as incurred, as shown by payment made by cash, check, or other form of actual payment; and

     (2) Costs incurred, but not necessarily paid, for materials issued from the Contractor's stores inventory and placed in the production process for use on the contract, for direct labor, for direct travel, for other direct in-house costs and for properly allocable and allowable overhead (indirect) costs, all as shown by records maintained by the Contractor for the purpose of obtaining payment under Government contracts, provided that the Contractor is not delinquent in payment of costs of contract performance in the ordinary course of business; and

     (3) With respect to allocated and allowable costs of pension contributions, when pension contributions are paid by the Contractor to the retirement fund less frequently than quarterly, accruals of the costs of these pension contributions shall be excluded from the Contractor's incurred costs until such costs are paid. If pension contributions are paid on a quarterly or more frequent basis, accruals of such costs may be included in the Contractor's incurred costs, provided that the pension contributions are paid to the retirement fund within thirty (30) days after the close of the period covered by payment. If payments are not paid within such thirty (30) day period, pension contributions shall be excluded from the Contractor's incurred costs until payment therefor has been made.

     (4) Incurred costs shall not include any costs which are required under any requirement of this contract (other than the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" requirement) to be reimbursed or paid by the Government to the Contractor or by the Contractor to the Government other than through an equitable adjustment in the contract price(s).

     (5) If an overpayment is made relative to this paragraph (f), interest shall be charged at the prevailing per annum rate established by the Secretary of the Treasury, pursuant to Public Law 92-41, from the date such overpayment is made (date of Government check) until the date the overpayment if fully recovered.

(g)  Retentions
     ----------

     (1)  Upon preliminary acceptance of each vessel and upon the submission of properly certified invoices, the Government will pay to the Contractor the amount withheld under paragraph (a) of this requirement in respect of that vessel in excess of (i) a performance reserve in the amount of one and one-half percent (1.5%) of the allocated total contract price for such vessel, or (ii) one hundred thousand dollars ($100,000), whichever is greater. If at any time it shall appear to the Government that the amount of performance reserve may be insufficient to meet the cost to the Government of finishing any unfinished work under the contract for which the Contractor is responsible, or of correcting defects for which the Contractor is responsible which are discovered prior to preliminary acceptance or during the guaranty period of any vessel, the Government may, in making payments under this requirement, deduct or withhold such additional amounts as it may determine to be necessary to render such reserve adequate; provided, that any additional amounts deducted or withheld on
                  --------
account of defects which are discovered during the guaranty period of the vessel shall not exceed the limit of the Contractor's liability as set forth in the requirement entitled "LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS", reduced by the amounts of the cost incurred by the Contractor for work on such vessel because of Contractor responsible deficiencies which are discovered during the guaranty period of the vessel.

     (2) The Government may, in its discretion, make payments prior to final settlement on account of the reserves established under this requirement, subject to such conditions precedent as the Contracting Officer may prescribe.

     (3) The Government shall, at the time of final settlement, in accordance with the provisions of the requirement entitled "FINAL SETTLEMENT", pay the Contractor the balance owing to it under the contract promptly after the amount of such balance shall have been determined.

(h)  Certifications and Audits
     -------------------------

     At any time or times prior to final payment under this contract, the Contracting Officer may have any invoices and statements or certifications of costs audited. The Contracting Officer may require the Contractor to submit, or make available for examination by the Contracting Officer or his designated representative, the supporting documentation upon which invoices, statements or certifications of costs are based. Each payment theretofore made shall be subject to reduction as necessary to reflect the exclusion of amounts included in the invoices or statements or certifications of costs which are found by the Contracting Officer, on the basis of such audit, not to constitute allowable costs. Any payment may be reduced for overpayments, or increased for underpayments on preceding invoices.


NAVSEA 5252.232-9108 FINAL SETTLEMENT (FT) (JAN 1983)

Upon final acceptance of the vessel(s), or in the event of the termination of this contract on such terms that none of the vessel(s) is to be completed, then upon such termination, the Contractor shall be entitled to receive the balance owing to it under this contract, such payment to be made promptly after the amount of such balance shall have been determined. The Contractor and each assignee under an assignment in effect at the time of final settlement shall execute and deliver at the time of and as a condition precedent to final payment, a release in form and substance satisfactory to and containing such exemptions as may be found appropriate by the Contracting Officer, discharging the Government, its officers, agents and employees of and from liabilities, obligations and claims arising under this contract. The Contracting Officer may authorize partial payments on account of any such balance to be made in advance of final settlement. If this contract shall have been terminated in whole or in part, any such release shall also contain a release of all claims against the Government arising out of or by virtue of such termination.

NAVSEA 5252.233-9103 DOCUMENTATION OF REQUESTS FOR EQUITABLE ADJUSTMENT (AT) - ALTERNATE I (JAN 1990)

(a) For the purposes of this requirement, the term "change" includes not only a change made pursuant to a written order designated as a "change order" but also (i) an engineering change proposed by the Government or the Contractor pursuant to the "Other Change Proposals" or other requirements of this contract and (ii) any act or omission to act on the part of the Government in respect of which a request is made for equitable adjustment under the "CHANGES" clause or any other article or requirement of this contract.

(b) Whenever the Contractor requests or proposes an equitable adjustment of $500,000 or more per vessel in respect of a change made pursuant to a written order designated as a "change order" or in respect of a proposed engineering change and whenever the Contractor requests an equitable adjustment in any amount in respect of any other act or omission to act on the part of the Government, the proposal supporting such request shall include the following information for each individual item or element of the request:

     (1) A description (i) of the work required by the contract before the change, which has been deleted by the change, and (ii) of the work deleted by the change which already has been completed. The description is to include a list of identifiable components, equipment, and other identifiable property involved. Also, the status of manufacture, procurement, or installation of such property is to be indicated. Separate description is to be furnished for design and production work. Items of identifiable raw material, purchased parts, components and other identifiable hardware, which are made excess by the change and which are not to be retained by the Contractor, are to be listed for later disposition;

     (2) Description of work necessary to undo work already completed which has been deleted by the change;

     (3)  Description of work which is substituted or added by the change.
A list of identifiable components and equipment (not bulk materials or items) involved, should be included. Separate descriptions are to be furnished for design work and production work;

     (4) Description of interference and inefficiencies in performing the change;

     (5) Description of disruption attributable solely to the change; which description shall include the following information:

        (i) Description of each identifiable element of disruption and how work has been, or may be, disrupted;

        (ii) The calendar period of time during which disruption occurred, or may occur;

        (iii) Area(s) of the Contractor's operations where disruption occurred, or may occur;

        (iv) Trade(s) or functions disrupted, with a breakdown of manhours and material for each trade or function;

        (v) Scheduling of trades before, during, and after the period of disruption insofar as such scheduling may relate to or be affected by the estimated disruption;

        (vi) Description of any measures taken to lessen the disruptive effect of the change.

     (6)  Delay in delivery attributable solely to the change;

     (7)  Other work or increased costs attributable to the change;

     (8) Supplementing the foregoing, a narrative statement of the nature of the alleged Government act or omission, when the alleged Government act or omission occurred, and the "causal" relationship between the alleged Government act or omission and the claimed consequences therefor, cross-referenced to the detailed information provided as required above.

(c) Each proposal submitted in accordance with this requirement shall include a copy of the Contractor's ship's labor budget at the cost class level in effect as of the date the event began, the cost incurred at the cost level as of the same date, and the proposed effect of the change at the cost class level.

(d) It is recognized that an individual request for equitable adjustment may not include all of the factors listed in subparagraphs (b)(1) through (b)(8) above, or that the Contractor may not reasonably be able to furnish complete information on all of the factors listed in subparagraphs (b)(1) through (b)(8) above. Accordingly, the Contractor is only required to set forth in its request for equitable adjustment information with respect to those factors which are relevant to the individual request for equitable adjustment, or in the level of detail which is reasonably available to the Contractor.

(e) In addition to any information required under paragraph (b) above, each proposal submitted in support of a claim for equitable adjustment, under any requirement of this contract, in an amount which requires certified cost or pricing data, if requested by the Contracting Officer, shall contain a duly executed Standard Form (SF) 1411 with respect to each individual claim item. The information furnished shall be in sufficient detail to permit the Contracting Officer to cross-reference the claimed increased costs, or delay in delivery, or both, as appropriate, as set forth in the SF 1411, with the information submitted pursuant to subparagraphs (b)(1) through (b)(8) hereof.

(f) The certification requirements as set forth in the clause of this contract entitled "CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF" (DFARS 252.233-7000) shall be complied with.

(g) Pursuant to 10 U.S.C. 2405, no price adjustment to this contract will be made for any amount set forth in a claim, request for equitable adjustment, or demand for payment under this contract (or incurred due to the preparation, submission, or adjudication of any such claim, request, or demand) arising out of events occurring more than eighteen (18) months before the submission of the claim, request, or demand. A claim, request, or demand shall be considered to have been submitted only when the Contractor has provided the certification required by section 6(c)(1) of the Contract Disputes Act of 1978 (41 U.S.C. 605(c)(1)) and the supporting data for the claim, request, or demand.

NAVSEA 5252.237-9106  SUBSTITUTION OF PERSONNEL (SEP 1990)

(a) The Contractor agrees that a partial basis for award of this contract is the list of key personnel proposed. Accordingly, the Contractor agrees to assign to this contract those key persons whose resumes were submitted with the proposal necessary to fulfill the requirements of the contract. No substitution shall be made without prior notification to and concurrence of the Contracting Officer in accordance with this requirement.

(b) All proposed substitutes shall have qualifications equal to or higher than the qualifications of the person to be replaced. The Contracting Officer shall be notified in writing of any proposed substitution at least forty-five
(45) days, or ninety (90) days if a security clearance is to be obtained, in advance of the proposed substitution. Such notification shall include: (1) an explanation of the circumstances necessitating the substitution; (2) a complete resume of the proposed substitute; and (3) any other information requested by the Contracting Officer to enable him/her to judge whether or not the Contractor is maintaining the same high quality of personnel that provided the partial basis for award.

NAVSEA 5252.245-9124  LIENS AND TITLE (FI) (JAN 1990)

(a) Any and all partial payments made hereunder on account of the vessels and the materials and equipment therefor shall be secured, when made, by a lien in favor of the Government upon such material and equipment on account of all payments so made, except to the extent that the Government, by virtue of any other requirement of this contract, or otherwise, shall have valid title to such material and equipment as against other creditors of the Contractor. If such property is not identified by marking or segregating, the Government shall be deemed to have a lien upon a proportionate part of any mass of property with which such property is commingled. Any lien provided for by virtue of this requirement is paramount to all other liens under the provisions of an Act approved 22 August 1911 (Pub. Law No. 41, 62d Cong., 37 Stat. 32; 10 U.S.C. Sec 7521). Upon completion and delivery of the vessels, said lien shall be discharged as to any materials and equipment which have not been included in the vessels and which are no longer required therefor.

(b) The Contractor shall immediately discharge or cause to be discharged any lien or rights in rem of any kind, other than in favor of the Government,
               ------
which at any time exists or rises with respect to the machinery, fittings, equipment or materials for the vessels. If any such lien or right in rem is
                                                                  ------
not immediately discharged, the Government may discharge or cause to be discharged said lien or right in rem at the expense of the Contractor.
                              ------

(c) Title to the vessels under construction shall be in the Government and title to all materials and equipment acquired for each vessel shall vest in the Government upon delivery thereof to the plant of the Contractor or other place of storage selected by the Contractor, whichever of said events shall first occur; provided, that the Supervisor may, by written direction, require
             --------
that title shall vest in the Government upon delivery of such materials and equipment to the carrier for transportation to the plant of the Contractor or other place of storage selected by the Contractor. The amount of any freight charges, transportation, taxes or other costs which would have been paid by the Contractor, either directly or as an element of any subcontract cost, and which the Contractor shall not be required to pay as a result of such earlier vesting of title and any use of Government bills of lading, shall be determined and treated as though resulting from a change order and the contract price reduced accordingly. Upon completion of the contract, or at such earlier date as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of property not consumed in the performance of this contract (including any resulting scrap) or not theretofore delivered to the Government. The Contractor shall deliver or make such other disposal of such property as may be directed or authorized by the Contracting Officer. The Contracting Officer, in lieu of directing or authorizing delivery or disposal of such property, may authorize the Contractor to take title to all or any part of such property, except for materials and equipment which were furnished by the Government and except for models, mockups, plans and other items which the Contractor is expressly required to construct, prepare or furnish to the Government (all of which shall remain the property of the Government). In the event the Contracting Officer authorizes the Contractor to take title to all or any part of such property, the Contractor shall credit the cost incurred in the performance of this contract by an amount equal to the fair market value of such property. In the event the Contracting Officer directs or authorizes the delivery or disposal of such property, any costs incurred by the Contractor in delivering or disposing of such property shall be included in the total final costs incurred or to be incurred and shall be included in the total final price determined pursuant to the clause of this contract entitled "INCENTIVE PRICE REVISION--FIRM TARGET (FI) (DEVIATION 89-915 - 29 JUN 1989)" (FAR 52.216-16). Recoverable scrap from such property shall be reported in accordance with such procedure and in such form as the Contracting Officer may direct. The net proceeds of any such disposal shall be credited to the Government and shall be paid in such manner as the Contracting Officer may direct. For the purposes of this requirement, "net proceeds" means actual amount collected from such sale of disposal less sales, collection fees and other reasonable related expenses.

NAVSEA 5252.245-9127  ADDITIONAL PROVISIONS RELATING TO GOVERNMENT PROPERTY
(FT) (JAN 1990)

(a) The Contracting Officer may increase the amount of property to be furnished under this contract and the contract shall be equitably adjusted to reflect such increase in accordance with procedures of the "CHANGES" clause of the contract.

(b)(1) As to all equipments listed in NAVSEA Form 4205/19 or Schedule A, as applicable, which will be permanently installed or otherwise will be built into the vessel(s), the AN nomenclature or other model designations given therein are to indicate only the basic description of equipments to be furnished and do not indicate the specific model or manufacturer's equipment that will be furnished. The Government may furnish, without issuing a change under the "CHANGES" clause of the contract, other equipments bearing nomenclature and model designations which further define the specific equipment to be furnished and to further substitute other equipments with different nomenclature or model designations as long as they are geometrically congruent dimensionally, and mechanically and electrically interchangeable with the equipment identified in NAVSEA Form 4205/19 or Schedule A, as applicable.

    (2) As to all equipments listed in NAVSEA Form 4205/19 or Schedule A, as applicable, which are portable in nature and require only means for stowage in the vessel(s), the AN nomenclature or other model designations given therein are to indicate only the basic description of the equipments to be furnished. The Government may furnish, without issuing any change under the "CHANGES" clause of the contract, other equipments bearing different AN nomenclature or other model designations as long as the equipments furnished are functionally interchangeable with the equipments specified in NAVSEA Form 4205/19 or Schedule A, as applicable, and no changes in ship stowage provisions are required.

(c) Unless otherwise specifically directed by the Supervisor, nonreusable crates and other nonreusable packaging in which Government Property is delivered to the Contractor shall become the property of the Contractor upon removal of the packaged or crated material, in which event such crates and other packaging shall not be subject to the provisions of the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (FT) (DEC 1989) (DEVIATION 89-915 - 29 JUN 1989)" (FAR 52.245-2).

(d) Any packaging or preparation for delivery or for other disposal of Government Property by the Contractor at the direction or authorization of the Contracting Officer pursuant to paragraph (i) of the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)" shall be provided for by change order and an appropriate adjustment shall be made in the contract price in accordance with the clause of the contract entitled "CHANGES".

(e)(1) In addition to the equipments listed on NAVSEA Form 4205/19 or Schedule A, as applicable, the Government may provide installation and checkout (I&C) spares. The Contractor shall provide segregated stowage and inventory management for Government furnished I&C spares. These I&C spares will be pre-positioned by the Government at the shipyard for use by Contractor or Government personnel for the installation and checkout of Government Furnished Equipment (GFE). The Contractor shall maintain these spares in a suitable warehouse accessible 24 hours per day during GFE installation and checkout, in accordance with the ship construction test program. I&C spares do not include parts to support installation and checkout of reactor plant equipment. Requirements governing such reactor plant repair parts, known as Shipyard Load List (SLL) parts, are defined in the ship specification.

     (2) The Contractor shall provide proposed I&C storage, inventory management and issue procedures for Government review and approval. These procedures shall address the Contractor's methods for receipt inspection, identification of damage, control of sensitive material, special environmental capabilities, security and availability of timely status information. The procedures must take into consideration any special requirements associated with electronic components such as electrostatic discharge precautions. The procedures should reference applicable military or commercial standards used in management of I&C spares. A list of planned I&C spares, estimated volume, and special requirements will be provided by the Government to allow for warehouse planning.

(f) The Contractor is required to maintain control of Government property in accordance with Federal Acquisition Regulation (FAR) Subpart 45.5 and DOD FAR Supplement (DFARS) Subpart 245.5. In addition to the specific requirements of FAR 45.5 and DFARS 245.5, the Contractor shall have an automated system for controlling Government property and the automated records shall constitute the official Government property control records. The automated systems shall be sufficient to identify the location, quantity and hull assignment of all items of Government property from the time of receipt through issue for installation or disposition of the property from the Contractor's facility. The automated system shall be equivalent, as a minimum, to the automated systems the Contractor uses to control Contractor-owned property and material. The Contractor may include Government property in the same computer used to control Contractor-owned property provided that separate records are kept for Government-owned property provided that separate records are kept for Government-owned and Contractor-owned property. The Contractor shall provide the Government a list of all items and quantities of Government property accountable to this contract in the Contractor's possession. The list shall be provided annually, or upon request, in automated format suitable for comparing Contractor records of Government property with similar Government records. The list shall be sorted in material categories defined by the Government and shall include data elements specified by the Government.

(g) The Contractor shall have an automated system for I&C allowances. The system shall accept replacement or new requisition document numbers. The system shall include allowance requirements, on hand, on order, inventory status, identification of assets excess to allowance, on line, real time, processing, inventory posting records, inventory usage statistics and available prices.

(h) SUPSHIP shall have the ability to retrieve information from the Contractor's data base using Contractor terminals already in place or by using Government owned terminals.

NAVSEA 5252.246-9124  SHIPBUILDING SUPPORT OFFICE SCHEDULES (AT) (JAN 1983)

The U.S. Navy Shipbuilding Support Office, which is responsible within the Department for providing central scheduling for ship programs, may, but shall not be obligated to, promulgate from time to time Master Program Schedules and other documents relating to the design, material procurement for, and orderly erection of the vessel(s). Such schedules and documents, if promulgated, are intended to facilitate integration of all work required in connection with the vessels, and other vessels, if any, in the same ship program and to serve as a planning aid for the Contractor and its agents, but such schedules and documents shall not alter or increase the obligations of the Government and the use thereof or adherence thereto is not a requirement of this contract. Neither the promulgation of such schedules and documents nor any use thereof by the Contractor or its agent shall in any way relieve the Contractor of its obligation to complete and deliver the vessel(s) by the date and in accordance with the other requirements set forth in this contract or affect responsibility for any delays.

NAVSEA 5252.246-9128  DELIVERY OF COMPLETED VESSEL (FT) (JAN 1983)

The terms "vessel" as used in this requirement refers to each of the vessels to be constructed and delivered under this contract.

(a) The vessel shall not be presented for acceptance trials (as used in this requirement acceptance trials means acceptance trials or combined acceptance trials) until it is determined by the Supervisor that the Contractor has satisfactorily carried out those parts of the builder's trials for which the Contractor is responsible, including builder's dock and sea trials, and that the Contractor has:

     (i) Corrected all Contractor responsible deficiencies discovered before completion of all builder's sea trials, unless otherwise agreed to in writing by the Contracting Officer; and

     (ii) Corrected all Contractor responsible deficiencies discovered after completion of the builder's sea trials which are determined by the Contracting Officer to be necessary to avoid an adverse effect on the operational capability of the vessel.

(b) The Contractor shall be responsible for scheduling an interval of a minimum of thirty (30) days between the satisfactory completion of acceptance trials and delivery of the vessel. During this period, the Contractor shall satisfactorily correct all Contractor responsible deficiencies, whether discovered before, during, or after completion of acceptance trials, which are determined by the Contracting Officer to be necessary to avoid an adverse effect on the operational capability of the vessel.

(c) Prior to delivery of the vessel, to the extent necessary for tests, crew training, or operations which the Government is to perform and which do not require the Government to have control of the entire vessel, the Contractor shall make parts of the vessel available to the Government; to the extent necessary for tests, crew training, trials or operations which the Government is to perform and which require the Government to have control of the entire vessel, such as alongside training, fast cruise and underway trials, the Contractor shall make the entire vessel available to the Government at dockside, at the Contractor's plant, for such periods of time as are necessary for such trials and operations. During all periods of time when the entire vessel is made available to the Government, the Contractor shall, as requested by the Government and required by the specifications, provide technical assistance and provide assistance necessary to correct defects which develop or are discovered during trial or operations of the vessel. Following the completion of each such trials or operation, the Government shall return the vessel to the Contractor at dockside, at the Contractor's plant, for the correction of defects, if any, and completion of construction in accordance with the terms of this contract.

(d) Upon satisfactory completion (i) of acceptance trials and (ii) of the correction of deficiencies as provided in paragraph (b) above, the Contractor shall deliver the vessel to the Government for preliminary acceptance.

(e) Following preliminary acceptance, the Government may, during the guaranty period, make the vessel available to the Contractor, at the Contractor's plant, (i) for correction of defects noted at the time of preliminary acceptance, or which are discovered during the guaranty period, and (ii) for the performance of any additional work required by change orders issued pursuant to the "CHANGES" clause of this contract prior to preliminary acceptance and not theretofore performed. If the Government elects to make the vessel(s) available to the contractor, at the contractor's plant, for the accomplishment of the above described post delivery work, the contractor agrees to accept the vessel(s) and perform the work. The contractor agrees to accept the vessel(s) and perform the work. The contractor also agrees to consider the accomplishment of additional work during the post-shakedown availability under a standard Government contract. If the post-shakedown availability period shall begin during but extend beyond the expiration of the guaranty period, the Government may during the extended period leave the vessel at the Contractor's plant or return the vessel thereto for the correction of defects not previously corrected and for the performance of any additional work required by change orders issued pursuant to the "CHANGES" clause of this contract prior to preliminary acceptance and not theretofore performed.

(f) The Contractor shall exercise reasonable care to protect the vessel at all times until the delivery of the vessel, and thereafter during such times as the vessel is at the Contractor's plant during the guaranty period or during the post-shakedown availability period if the latter shall extend beyond the expiration of the guaranty period, except for periods of time when the entire vessel is made available to the Government. During such periods, while the vessel is at the Contractor's plant, the Contractor shall provide assistance to protect and service the vessel, and shall effect any correction of defects or performance of uncompleted work, to the extent permitted or required by the Government.

(g) In accordance with the inspection requirements of the contract, all actions of the Government pursuant to this requirement shall be performed in such a manner as to not unduly delay the work.

NAVSEA 5252.247-9110  TUG AND PILOT SERVICES (SEP 1990)

The Contractor shall provide necessary tug and pilot services to move the vessel(s) from the fairway of the plant to the pier or dock, and upon completion of all work from the pier or dock, to the fairway of the plant.

NAVSEA 5252.243-9113  OTHER CHANGE PROPOSALS (FT) - ALTERNATE I (JAN 1990)

(a) The Contracting Officer, in addition to proposing engineering changes pursuant to other requirements of this contract, and in addition to issuing changes pursuant to the clause of this contract entitled "CHANGES", may propose other changes within the general scope of this contract as set forth below. Within forty-five (45) days from the date of receipt of any such proposed change, or within such further time as the Contracting Officer may allow, the Contractor shall submit the proposed scope of work, plans and sketches, and its estimates of: (A) the cost, (B) the weight and moment effect, (C) effect on delivery dates of the vessel(s), and (D) status of work on the vessels affected by the proposed change. The proposed scope of work and estimate of cost shall be in such form and supported by such reasonably detailed information as the Contracting Officer may require. Within sixty (60) days from the date of receipt of the Contractor's estimate, the Contractor agrees to either (A) enter into a supplemental agreement covering the estimate as submitted, or (B) if the estimate as submitted is not satisfactory to the Contracting Officer, enter into negotiations in good faith leading to the execution of a bilateral supplemental agreement. In either case, the supplemental agreement shall cover an equitable adjustment in the contract price, including an equitable adjustment for the preparatory work set forth above, scope, and all other necessary equitable adjustments. The Contractor's estimate referred to in this subparagraph shall be a firm offer for sixty (60) days from and after the receipt thereof by the Contracting Officer having cognizance thereof, unless such period of time is extended by mutual consent.

(b) Pending execution of a bilateral agreement or the direction of the Contracting Officer pursuant to the "CHANGES" clause, the Contractor shall proceed diligently with contract performance without regard to the effect of any such proposed change.

(c) In the event that a change proposed by the Contracting Officer is not incorporated into the contract, the work done by the Contractor in preparing the estimate in accordance with subparagraph (a) above shall be treated as if ordered by the Contracting Officer under the "CHANGES" clause. The Contractor shall be entitled to an equitable adjustment in the contract price for the effort required under subparagraph (a), but the Contractor shall not be entitled to any adjustment in delivery date. Failure to agree to such equitable adjustment in the contract price shall be a dispute within the meaning of the clause of this contract entitled "DISPUTES" (FAR 52.233-1).

CONTRACTOR RESPONSIBILITY FOR DESIGN AND CONSTRUCTION

Inasmuch as the construction specifications (exclusive of the COR) and contract design were prepared and developed by the Contractor, the Contractor assumes the responsibility for the completeness, thoroughness and adequacy of the specifications for designing and constructing the Strategic Sealift Ship meeting the requirements of the Circular of Requirements based upon which the Contractor's specifications were proposed. In the event there are any errors or omissions in the contract specifications, or in the accompanying plans that affect the detail design and construction version of the Strategic Sealift Ship, the Contractor shall correct such errors or omissions as a part of the contract work with no increase in contract price.

Furthermore, the Contractor shall be responsible for ensuring that the vessel as delivered after construction shall comply with all the applicable laws of the United States and the requirements and standards of the various Regulatory Bodies and other organizations identified in the specifications. The Contractor shall also be responsible for ensuring that the vessel, as constructed, meets the requirements to be classified by the American Bureau of Shipping and U.S. Coast Guard and certified as required by other Regulatory Bodies.

Any inquiries or comments made or not made by the Navy in its evaluation of the Contractors specifications and contract design upon which this contract is awarded shall not relieve the Contractor of the responsibilities described above.

REQUIREMENTS FOR DOMESTIC MANUFACTURE OF CERTAIN SHIPBOARD SYSTEMS AND
EQUIPMENT

(a) For purposes of this contract, "manufactured in the United States" means the item is produced or manufactured in the United States, and substantially all of the components are produced or manufactured in the United States. Substantially all of the components shall be considered to be produced or manufactured in the United States if the aggregate cost of the components produced or manufactured in the United States exceeds the aggregate cost of the components produced or manufactured outside the United States.

(b) In accordance with the provisions of Section 1424 of the National Defense Authorization Act for Fiscal Year 1991 (P.L. 101-510), as amended by Section 1015 of the National Defense Authorization Act for Fiscal Years 1992 and 1993 (P.L. 102-190), Section 9093 of the Department of Defense Appropriation Act, 1993 (P.L. 102-396) and Section 1022 of the National Defense Authorization Act for Fiscal Year 1993, (P.L. 102-484) the Contractor shall ensure that all equipment items selected as components for the ships' propulsion systems, bridge and machinery control systems, and interior communications systems, and auxiliary equipment, including pumps for all shipboard services, are manufactured in the United States.

(c) The Contractor agrees to retain until the expiration of three (3) years from the date of final payment under this contract and make available during such period, upon request of the Contracting Officer, records showing compliance with this clause.

(d)  The Contractor agrees to insert this clause, including this paragraph
(d), in every subcontract, purchase order and option agreement issued in performance of this contract.

                         PART II  - CONTRACT CLAUSES

SECTION I-1 - FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

     This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:

FAR
SOURCE             TITLE AND DATE
- ------             --------------
52.202-1           DEFINITIONS (SEP 1991)

52.203-1           OFFICIALS NOT TO BENEFIT (APR 1984)

52.203-3           GRATUITIES (APR 1984)

52.203-5           COVENANT AGAINST CONTINGENT FEES (APR 1984)

52.203-6           RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                   (JUL 1985)

52.203-7           ANTI-KICKBACK PROCEDURES (OCT 1988)

52.203-10          PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY
                   (SEP 1990)

52.203-12          LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                   TRANSACTIONS (JAN 1990)

52.203-13          PROCUREMENT INTEGRITY--SERVICE CONTRACTING (SEP 1990)

52.208-1           REQUIRED SOURCES FOR JEWEL BEARINGS AND RELATED ITEMS
                   (APR 1984)

52.209-6 PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUN 1991)

52.210-5           NEW MATERIAL (APR 1984)

52.210-7 USED OR RECONDITIONED MATERIAL, RESIDUAL INVENTORY, AND FORMER GOVERNMENT SURPLUS PROPERTY (APR 1984)

FAR
SOURCE             TITLE AND DATE
- ------             --------------

52.212-8           DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

52.212-13          STOP-WORK ORDER (AUG 1989)

52-212-15          GOVERNMENT DELAY OF WORK (APR 1984)

52.215-1           EXAMINATION OF RECORDS BY COMPTROLLER GENERAL (APR 1984)

52.215-2           AUDIT--NEGOTIATION (DEC 1989)

52.215-21          CHANGES OR ADDITIONS TO MAKE-OR-BUY PROGRAM (APR 1984)

52.215-22          PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (JAN
                   1991)

52.215-23          PRICE REDUCTION FOR DEFECTIVE COST OR PRICING
                   DATA--MODIFICATIONS (DEC 1991)

52.215-24          SUBCONTRACTOR COST OR PRICING DATA (DEC 1991)

52.215-25          SUBCONTRACTOR COST OR PRICING DATA--MODIFICATIONS (DEC
                   1991)

52.215-26          INTEGRITY OF UNIT PRICES (APR 1991)

52.215-27          TERMINATION OF DEFINED BENEFIT PENSION PLANS (SEP 1989)

52.215-31          WAIVER OF FACILITIES CAPITAL COST OF MONEY (SEP 1987)
                   (Applies if the Contractor does not propose facilities capital cost of money it its offer.)

FAR
SOURCE             TITLE AND DATE
- ------             --------------

52.215-33          ORDER OF PRECEDENCE (JAN 1986)

52.215-39          REVERSION OR ADJUSTMENT OF PLANS FOR POST-RETIREMENT
                   BENEFITS OTHER THAN PENSIONS (PRB) (JUL 1991)

52.219-8 UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED BUSINESS CONCERNS (FEB 1990) (Applies except as otherwise prescribed in FAR 19.708(a).)

52.219-9 SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PLAN (JAN 1991)

FAR
SOURCE             TITLE AND DATE
- ------             --------------
52.219-13          UTILIZATION OF WOMEN-OWNED SHALL BUSINESSES (AUG 1986)

52.219-14          LIMITATION ON SUBCONTRACTING (JAN 1991)

52.219-16          LIQUIDATED DAMAGES--SMALL BUSINESS SUBCONTRACTING PLAN
                   (AUG 1989)

52.220-3           UTILIZATION OF LABOR SURPLUS AREA CONCERNS (APR 1984)

52.220-4           LABOR SURPLUS AREA SUBCONTRACTING PROGRAM (APR 1984)

52.222-1           NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR 1984)

52.222-3           CONVICT LABOR (APR 1984)

52.222-18          NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF
                   UNION DUES OR FEES (MAY 1992)

52.222-20          WALSH-HEALEY PUBLIC CONTRACTS ACT (APR 1984)

52.222-26          EQUAL OPPORTUNITY (APR 1984)

52.222-28          EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS (APR
                   1984) (As used in the foregoing clause, the term
                   "Contracting Officer" shall be deemed to mean the "Administrative Contracting Officer (ACO)".)

52.222-35          AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                   VETERANS (APR 1984)

52.222-36          AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)

FAR
SOURCE             TITLE AND DATE
- ------             --------------

52.222-37          EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS
                   AND VETERANS OF THE VIETNAM ERA (JAN 1988)
                   (Applies in addition to the FAR 52.222-35 clause.)

52.223-2           CLEAN AIR AND WATER (APR 1984)

52.223-6           DRUG-FREE WORKPLACE (JUL 1990)

52.225-10          DUTY-FREE ENTRY (APR 1984)

52.225-11          RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)

52.226-1 UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES (AUG 1991) (Applies in addition to the FAR 52.219-9 clause.)

52.227-1 AUTHORIZATION AND CONSENT (APR 1984) (Applies except as otherwise prescribed in FAR 27.201-2(a).)

52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (APR 1984)

52.227-12          PATENT RIGHTS - RETENTION BY THE CONTRACTOR (LONG FORM)

52.229-3           FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)

52.229-5           TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO
                   RICO (APR 1984)

FAR
SOURCE             TITLE AND DATE
- ------             --------------

52.230-3 COST ACCOUNTING STANDARDS (SEP 1987) (Applies except as otherwise prescribed in FAR 30.201-1 and 30.201-2.)

52.230-4           ADMINISTRATION OF COST ACCOUNTING STANDARDS (SEP 1987)

52.230-5 DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES (SEP 1987) (Applies except as otherwise prescribed in FAR 30.201-2.)

52.232-1           PAYMENTS (APR 1984)

52.232-8           DISCOUNTS FOR PROMPT PAYMENT (APR 1989)

52.232-9           LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

52.232-11          EXTRAS (APR 1984)

52.232-16          PROGRESS PAYMENTS (JUL 1991)

52.232-16          PROGRESS PAYMENTS (JUL 1991) AND ALTERNATE I (AUG 1984)
and Alt I

52.232-17          INTEREST (JAN 1991)

52.232-23          ASSIGNMENT OF CLAIMS (JAN 1986) AND ALTERNATE I (APR 1984)
and Alt I

52.232-25          PROMPT PAYMENT (APR 1989)

52-232-28          ELECTRONIC FUNDS TRANSFER PAYMENT METHOD (APRIL 1989)

52.233-1           DISPUTES (DEC 1991) AND ALTERNATE I (DEC 1991)
and Alt I

FAR
SOURCE             TITLE AND DATE
- ------             --------------

52.233-3           PROTEST AFTER AWARD (AUG 1989)

52.242-1           NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

52.242-12          REPORT OF SHIPMENT (REPSHIP) (DEC 1989) (Applies if
                   carload or truckload shipments under this contract will be made to DoD activities.)

52.242-13          BANKRUPTCY (APR 1991)

52.243-1           CHANGES--FIXED PRICE (AUG 1987) AND ALTERNATE II
and Alt II         (APR 1984)

52.243-6           CHANGE ORDER ACCOUNTING (APR 1984)

52.244-1           SUBCONTRACTS (FIXED-PRICE CONTRACTS) (APR 1991)

52.244-5           COMPETITION IN SUBCONTRACTING (APR 1984)

52.245-2 GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEC 1989) (The language "special tooling accountable to the contract is subject to the provisions of the special tooling clause and not the provisions of the Government Property (Fixed-Price Contracts) clause" in paragraph 52.245-2(c) is waived for a period of one year beginning October 1991 or until the FAR changed, whichever occurs first.)

FAR
SOURCE             TITLE AND DATE
- ------             --------------

52.245-2           GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)
and Alt I          (DEC 1989) AND ALTERNATE I (APR 1984) (The
                   language "special tooling accountable to the contract is subject to the provisions of the special tooling clause and not the provisions of the Government Property (Fixed-Price Contracts) clause" in paragraph 52.245-2(c) is waived for a period of one year beginning October 1991 or until the FAR is changed, whichever occurs first.)

52.246-2           INSPECTION OF SUPPLIES--FIXED PRICE (JUL
and ALT I          1985) and ALTERNATE I (JUL 1985)

52.246-4           INSPECTION OF SERVICES--FIXED PRICE (FEB 1992)

52.246-16          RESPONSIBILITY FOR SUPPLIES (APR 1984)

52.246-24          LIMITATION OF LIABILITY--HIGH VALUE ITEMS (APR 1984)

52.246-25          LIMITATION OF LIABILITY--SERVICES (APR 1984)

52.247-34          F.O.B. DESTINATION (NOV 1991)

52.247-48          F.O.B. DESTINATION--EVIDENCE OF SHIPMENT (APR 1984)

52.247-52          CLEARANCE AND DOCUMENTATION REQUIREMENTS--
                   SHIPMENTS TO DOD AIR OR WATER TERMINAL
                   TRANSSHIPMENT POINTS (APR 1984)

FAR
SOURCE             TITLE AND DATE
- ------             --------------

52.247-54          DIVERSION OF SHIPMENT UNDER F.O.B. DESTINATION CONTRACTS
                   (MAR 1989)

52.247-58          LOADING, BLOCKING AND BRACING OF FREIGHT CAR SHIPMENTS
                   (APR 1984)

52.248-1           VALUE ENGINEERING (MAR 1989)

52.249-2           TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED PRICE)
                   (APR 1984)

52.249-8           DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984)

52.253-1           COMPUTER GENERATED FORMS (JAN 1991)

II.  DOD FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

FAR SUPPLEMENT
SOURCE             TITLE AND DATE
- --------------     --------------

252.203-7000       STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER DEPARTMENT
                   OF DEFENSE EMPLOYEES (DEC 1991)

252.203-7001       SPECIAL PROHIBITION ON EMPLOYMENT (DEC 1991)

252.203-7002       DISPLAY OF DOD HOTLINE POSTER (DEC 1991)

252.203-7003       PROHIBITION AGAINST RETALIATORY PERSONNEL ACTIONS (APR
                   1992)

252.204-7003       CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)

252.205-7000       PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS
                   (DEC 1991)

252.209-7000       ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                   INSPECTIONS UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES
                   (INF) TREATY (DEC 1991)

252.210-7003       ACQUISITION STREAMLINING (DEC 1991)

252.215-7000       PRICING ADJUSTMENTS (DEC 1991)

252.215-7001       AVAILABILITY OF CONTRACTOR RECORDS (DEC 1991)

FAR SUPPLEMENT
SOURCE             TITLE AND DATE
- --------------     --------------

252.215-7003       INDUSTRIAL MODERNIZATION INCENTIVE PROGRAM (DEC 1991)

252.219-7003       SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS
                   SUBCONTRACTING PLAN (DoD CONTRACTS) (DEC 1991) (Applies in addition to the FAR 52.219-9 clause.)

252.223-7001       SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES (DEC 1991)

252.223-7003       CHANGE IN PLACE SAFETY PRECAUTIONS FOR AMMUNITION AND
                   EXPLOSIVES (DEC 1991)

252.225-7001       BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (DEC 1991)
                   (Applies except as otherwise prescribed in DFARS 225.1 and 225.3.)

252.225-7002       QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 1991)

252.225-7009       DUTY-FREE ENTRY--QUALIFYING COUNTRY END PRODUCTS AND
                   SUPPLIES (DEC 1991)

252.225-7010       DUTY-FREE ENTRY-ADDITIONAL PROVISIONS (DEC 1991) (Applies
                   in addition to the FAR 52.225-10 clause.)

252.225-7012       PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (DEC 1991)

FAR SUPPLEMENT
SOURCE             TITLE AND DATE
- --------------     --------------

252.225-7014       PREFERENCE FOR DOMESTIC SPECIALTY METALS (DEC 1991)
and Alt I          AND ALTERNATE I

252.225-7015       PREFERENCE FOR DOMESTIC HAND OR MEASURING TOOLS (DEC 1991)

252.225-7017       PREFERENCE FOR UNITED STATES AND CANADIAN VALVES AND
                   MACHINE TOOLS (APR 1992)

252.225-7019       RESTRICTION ON THE ACQUISITION OF FOREIGN ANCHOR AND
                   MOORING CHAIN (DEC 1991)

252.225-7022       RESTRICTION ON ACQUISITION OF POLYACRYLONITRILE (PAN)
                   BASED CARBON FIBER (DEC 1991)

252.225-7023       RESTRICTION ON ACQUISITION OF CARBONYL IRON POWDERS (APR
                   1992)

252.225-7025       FOREIGN SOURCE RESTRICTIONS (DEC 1991)
                   (Applies except as otherwise prescribed in DFARS 225.7105.)

252.225-7026       REPORTING OF OVERSEAS SUBCONTRACTS (DEC 1991)

252.225-7028       EXCLUSIONARY POLICIES AND PRACTICES OF FOREIGN GOVERNMENTS
                   (DEC 1991)

252.225-7029       RESTRICTION ON THE ACQUISITION OF AIR CIRCUIT BREAKERS
                   (DEC 1991)

FAR SUPPLEMENT
SOURCE             TITLE AND DATE
- --------------     --------------

252.227-7013       RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE (OCT 1988)

252.227-7018       RESTRICTIVE MARKINGS ON TECHNICAL DATA (OCT 1988)

252.227-7029       IDENTIFICATION OF TECHNICAL DATA (APR 1988)

252.227-7030       TECHNICAL DATA--WITHHOLDING OF PAYMENT (OCT 1988)

252.227-7031       DATA REQUIREMENTS (OCT 1988)

252.227-7036       CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)

252.227-7037       VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (APR
                   1988)

252.231-7000       SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

252.231-7001       PENALTIES FOR UNALLOWABLE COSTS (DEC 1991)

252.232-7004       DOD PROGRESS PAYMENTS RATES (DEC 1991)

252.232-7006       REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING
                   OF FRAUD (JAN 1992)

252.233-7000       CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR
                   RELIEF (DEC 1991)

252.234-7001       COST/SCHEDULE CONTROL SYSTEMS (DEC 1991)

252.242-7000       POSTAWARD CONFERENCE (DEC 1991)

252.242-7003       APPLICATION FOR U.S. GOVERNMENT SHIPPING
                   DOCUMENTATION/INSTRUCTIONS (DEC 1991) (Applies in addition to the FAR 52.242-10 clause.)

252.242-7004       MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM (DEC 1991)

252.243-7001       PRICING OF CONTRACT MODIFICATIONS (DEC 1991)

FAR SUPPLEMENT
SOURCE             TITLE AND DATE
- --------------     --------------

252.246-7000       MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

252.246-7001       WARRANTY OF DATA (DEC 1991)

252.249-7001       NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT (DEC 1991)

252.270-7000       RECOVERY OF NONRECURRING COSTS AND ROYALTY FEES ON
                   COMMERCIAL SALES (DEC 1991) (Applies if this is an RDT&E or production contract of $1,000,000 or more.)

SECTION I-2 ADDITIONAL CONTRACT CLAUSES

FAR 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT
INTEGRITY--MODIFICATION (NOV 1990)

(a)  Definitions.  The definitions set forth in FAR 3.104-4 are hereby
     -----------
incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

(c)  Certification.  As required in paragraph (b) of this clause, the officer
     -------------
or employee responsible for the modification proposal shall execute the following certification:

CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990)
- --------------------------------------------------------------

     (1)  I,                                 (Name of certifier), am the
             -------------------------------
officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a),
(b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement
                                                      ------------------------
(Contract and modification number).

     (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent,
representative, and consultant of                            (Name of Offeror)
                                  --------------------------
who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

     (3)  Violations or possible violations:   (Continue on plain bond paper if
                                               --------------------------------
necessary and label Certificate of Procurement Integrity--Modification
- ----------------------------------------------------------------------
(Continuation Sheet), ENTER NONE IF NONE EXISTS)
- --------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(Signature of the officer or employee responsible for the modification proposal and date)


- --------------------------------------------------------------------------------
(Typed name of the officer or employee responsible for the modification proposal)

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with, the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

*Subsections 27(a), (b), and (c) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.


FAR 52.212-9 VARIATION IN QUANTITY (APR 1984)

(a) A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

(b)  The permissible variation shall be limited to:

     Zero percent increase
     ----

     Zero percent decrease
     ----

This increase or decrease shall apply to Zero.
                                         ----

FAR 52.216-16 INCENTIVE PRICE REVISION--FIRM TARGET (FI) (APR 1984) (DEVIATION 89-915 - 29 JUN 1989)

(Applicable to Item 0003, and if the options are exercised, Items 0103, 0203, 0303 and 0403)

(a)  General.  The supplies or services identified in Sections B and C are
     -------
subject to price revision in accordance with the provisions of this clause; provided, that in no event shall the total final price of such items exceed the
- --------
total ceiling price as set forth in Section B of the contract. Any supplies or services which are to be ordered separately under, or otherwise added to, this contract, and which are to be subject to price revision in accordance with the provisions of this clause, shall be identified as such in a modification to this contract.

(b)  Definition of Cost.  For the purposes of this contract, "cost" or "costs"
     ------------------
means allowable cost in accordance with Part 31 of the Federal Acquisition Regulation (FAR) and Part 231 of the Department of Defense FAR Supplement (DFARS) as in effect on the date of this contract.

(c) Submission of Data.  Within           ( ) days after the end of
    ------------------          ---------  -
the month in which the Contractor has delivered the last unit of supplies and completed the services called for by those items referred to in paragraph (a) above, the Contractor shall submit, on Standard Form (SF) 1411 or other form as the Contracting Officer may require, (i) a detailed statement of all costs incurred up to the end of that month in performing all work under such items,
(ii) an estimate of costs of such further performance, if any, as may be necessary to complete performance of all work with respect to such items, and
(iii) a list identifying to the extent practicable residual inventory and the estimated value thereof. The detailed statement of all costs incurred shall be decreased by the net increase in compensation adjustments established in accordance with the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" clause or shall be increased by the net decrease in such compensation adjustments, as the case may be.

(d)  Price Revision.  Upon submission of the data required by paragraph (c)
     --------------
above, the Contractor and the Contracting Officer shall promptly establish the total final price in accordance with the following:

     (1) On the basis of the information required by paragraph (c) above, together with any other pertinent information, there shall be established by negotiation the total final cost incurred or to be incurred for the supplies delivered (or services performed) and accepted by the Government, which are subject to price revision under this clause. The total final negotiated cost so established shall include costs incurred or to be incurred for all supplies delivered (or services performed) and accepted by the Government which are subject to price revision, notwithstanding any provisions contained in the specifications or other documents incorporated in this contract by reference or in the Schedule or Contract Clauses hereof designating services to be performed or materials to be furnished by the Contractor at his expense, or without cost to the Government, or with costs to be borne by the Contractor; provided,
                                                                ---------
however, that after the total final price has been established in accordance
- -------
with this clause, such services shall be performed and such materials shall be furnished at no increase in said total final price. The amounts determined in accordance with the following contract provisions shall not be considered costs incurred or to be incurred for the purpose of negotiating the total final cost or establishing the total final price in accordance with this clause.

          (i)  The "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" clause.

         (ii) Any other provision of this contract which provides for an amount to be reimbursed or paid to the Contractor by the Government or to be refunded or paid by the Contractor to the Government, other than through an adjustment of the contract price, including the following:

             (A) Paragraphs (b), (c), and (e) of the clause of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS".

             (B) The clause of this contract entitled "ADDITIONAL INSURANCE PROVISIONS".

             (C) The clause of this contract entitled "Indemnification under Public Law 85-804 (FAR 52.250-1)" [If authorized for and incorporated into this contract].

             (D)  **


     (2) The total final price shall be established by adjusting the total final negotiated cost by an amount for profit or loss determined as follows:

WHEN THE TOTAL FINAL                            THE AMOUNT FOR PROFIT
NEGOTIATED COST IS:                             OR LOSS IS:

Equal to the total target cost------Total target profit.

Greater than the total target cost--Total target profit less _______ _____________________ percent of the amount by which the total final negotiated cost exceeds the total target cost.

Less than the total target cost-----Total target profit plus _________ _______________________ percent of the amount by which the total final negotiated cost is less than the total target cost.

     (3) The total final price of the items referred to in paragraph (a) above shall be evidenced by a modification to this contract signed by the Contractor and the Contracting Officer. Such price shall not be subject to revision notwithstanding any changes in the cost of performing the contract, with the following exceptions:

       (i) insofar as the parties may agree in writing, prior to the determination of the total final price, (A) to exclude any specific elements of cost from the total final price and (B) to a procedure to provide subsequent disposition of such elements; and

       (ii) to the extent any adjustment or credit is explicitly permitted or required by this or any other clause of this contract.

(e) Subcontracts. No subcontract placed under this contract shall provide
       ------------
for payment on a cost-plus-a-percentage-of-cost basis.

(f) Disagreements. If the Contractor and the Contracting Officer fail to
       -------------
agree upon the total final price within sixty (60) days after the date on which the data required by (c) above are to be submitted, or within such further time as may be specified by the Contracting Officer, such failure to agree shall be deemed to be a dispute within the meaning of the "DISPUTES" clause of this contract and the Contracting Officer shall promptly issue a decision thereunder.

(g)    Termination.  If this contract is terminated prior to establishment of
       -----------
the total final price, prices of supplies or services subject to price revision under this clause shall be established pursuant to this clause for (i) completed supplies accepted by the Government and services performed and accepted by the Government, and (ii) in the event of a partial termination, supplies and services which are not terminated. The termination shall be otherwise accomplished pursuant to other applicable clauses of this contract.

(h)    Equitable Adjustment Under Other Clauses.  If an equitable adjustment in
       ----------------------------------------
the contract price is made under any other clause of this contract before the total final price is established, the adjustment shall be made in the total target cost and may be made in the ceiling price, the total target profit or both. If such an adjustment is made after the total final price is established, adjustment shall be made only in the total final price.

(i)    Exclusion From Target Price and Total Final Price.  Whenever any clause
       -------------------------------------------------
of this contract provides that the contract price does not or will not include an amount for a specific purpose, such provision shall-mean that neither any target price nor the total final price includes or will include any amount for such purpose.

(j)    Separate Reimbursement.  The cost of performance of an obligation that
       ----------------------
any clause of this contract expressly provides is at Government expense shall not be included in any target price or in the total final price, but shall be reimbursed separately.

(k)    Taxes.  As used in the "FEDERAL, STATE, AND LOCAL TAXES" clause of this
       -----
contract or any other clause of this contract that provides for certain taxes or duties to be included in, or excluded from, the contract price, the term "contract price" includes the total target price, or if it has been established, the total final price. When a provision in such clause requires that the contract price be increased or decreased as a result of changes in the obligation of the Contractor to pay or bear the burden of certain taxes or duties, such increase or decrease shall be made in the total target price and, in the same amount, the ceiling price or, if it has been established, in the total final price, so as not to affect the Contractor's profit or loss on this contract.

FAR 52.243-7 NOTIFICATION OF CHANGES (APR 1984)

(a)    Definitions. "Contracting Officer", as used in this clause, does not
       -----------
include any representative of the Contracting Officer. "Specifically authorized representative (SAR)" as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

(b)    Notice.  The primary purpose of this clause is to obtain prompt reporting
       ------
of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within ten (10) calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state--

     (1) The date, nature, and circumstances of the conduct regarded as a change;

     (2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

     (3) The identification of any documents and the substance of any oral communication involved in such conduct;

     (4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

     (5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including--

           (i) What contract line items have been or may be affected by the alleged change;

          (ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

         (iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

          (iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

     (6) The Contractor's estimate of the time by which the Government must respond to the Contractor's notice to minimize cost, delay or disruption of performance.

(c)    Continued performance.  Following submission of the notice required by
       ---------------------
(b) above, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided,
                                                                  --------
however, that if the Contractor regards the direction or communication as a change as described in (b) above, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

(d)    Government response.  The Contracting Officer shall promptly, within ten
       -------------------
(10) calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either--

     (1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

     (2)   Countermand any communication regarded as a change;

     (3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

     (4) In the event the Contractor's notice information is inadequate to make a decision under (1), (2), or (3) above, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e)    Equitable adjustments. (1) If the Contracting Officer confirms that
       ---------------------
Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor's cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made--

           (i)   In the contract price or delivery schedule or both; and

          (ii)   In such other provisions of the contract as may be affected.

     (2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor's failure to provide notice or to continue performance as provided, respectively, in (b) and (c) above.

FAR 52.245-2 GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (FT) (DEC 1989) (DEVIATION 89-915 - 29 JUN 1989)

(a)  Government-Furnished Property.  The Government shall deliver to the
     -----------------------------
Contractor, for use in connection with and under the terms of this contract, the property described as Government-furnished property in Attachment J-2, together with such related data and information as the Contractor may request and as may reasonably be required for the intended use of such property (hereinafter referred to as "Government-furnished property"). The delivery or performance dates for the supplies or services to be furnished by the Contractor under this contract are based upon the expectation that Government-furnished property suitable for use (except for such property furnished "as is") will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet such delivery or performance dates. In the event that Government-furnished property is not delivered to the Contractor by such time or times, the Contracting Officer shall, upon timely written request made by the Contractor, make a determination of the delay, if any, occasioned the Contractor thereby, and shall equitably adjust the delivery or performance dates or the contract price, or both, and any other contractual requirement affected by any such delay, in accordance with the procedures provided for in the clause of this contract entitled "CHANGES". Except for Government-furnished property furnished "as is," in the event the Government-furnished property is received by the Contractor in a condition not suitable for the intended use the Contractor shall, upon receipt thereof, notify the Contracting Officer of such fact and, as directed by the Contracting Officer, either (i) return such property at the Goverrment's expense or otherwise dispose of the property, or
(ii) effect repairs or modifications. Upon the completion of (i) or (ii) above, the Contracting Officer upon written request of the Contractor shall equitably adjust the delivery or performance dates or the contract price, or both, and any other contractual requirement affected by the rejection or disposition, or the repair or modification, in accordance with the procedures provided for in the clause of this contract entitled "CHANGES". The foregoing provisions for adjustment are exclusive and the Government shall not be liable to suit for breach of contract by reason of any delay in delivery of Government-furnished property or delivery of such property in a condition not suitable for its intended use.

(b)  Changes in Government-furnished Property.
     ----------------------------------------

     (1) By notice in writing, the Contracting Officer may (i) decrease the property provided or to be provided by the Government under this contract, or (ii) substitute other Government owned property for property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct with respect to the removal and shipping of property covered by such notice.

     (2) In the event of any decrease in or substitution of property pursuant to subparagraph (1) above, or any withdrawal of authority to use property provided under any other contract or lease, which property the Government had agreed in the Schedule to make available for the performance of this contract, the Contracting Officer, upon the written request of the Contractor (or, if the substitution of property causes a decrease in the cost of performance, on his own initiative), shall equitably adjust such contractual requirements as may be affected by the decrease, substitution, or withdrawal, in accordance with the procedures provided for in the "CHANGES" clause of this contract.

(c)  Title.  Title to all property furnished by the Government shall remain in
     -----
the Government. In order to define the obligations of the parties under this clause, title to each item of facilities, special test equipment, and special tooling (other than that subject to a "Special Tooling" clause) acquired by the Contractor for the Government pursuant to this contract shall pass to and vest in the Government when its use in the performance of this contract commences, or upon payment therefor by the Government, whichever is earlier whether or not title previously vested. All Government-furnished property, together with all property acquired by the Contractor title to which vests in the Government under this paragraph, is subject to the requirements of this clause and is hereinafter collectively referred to as "Government property." Title to Government property shall not be affected by the incorporation or attachment thereof to any property not owned by the Government, nor shall such Government property, or any part thereof, be or become a fixture or lose its identity as personalty by reason of affixation to any realty.

(d)  Property Administration.  The Contractor shall Comply with the provisions
     -----------------------
of Part 45 Defense Federal Acquisition Regulations (DFAR), as in effect on the date of the contract, which is hereby incorporated by reference and made a part of this contract. Material to be furnished by the Government shall be ordered or returned by the Contractor, when required, in accordance with the "Manual for Military Standard Requisitioning and Issue Procedure (MILSTRIP) for Defense Contractors" (Appendix H, DFAR) as in effect on the date of this contract, which Manual is hereby incorporated by reference and made part of this contract.

(e)  Use of Government Property.  The Government property shall, unless
     --------------------------
otherwise provided herein or approved by the Contracting Officer, be used only for the performance of this contract.

(f)  Utilization, Maintenance and Repair of Government Property.  The
     ----------------------------------------------------------
Contractor shall maintain and administer, in accordance with sound industrial practice, and in accordance with applicable provisions of Appendix B, a program for the utilization, maintenance, repair, protection, and preservation of Government property until disposed of by the Contractor in accordance with this clause. In the event that any damage occurs to Government property the risk of which has been assumed by the Government under this contract, the Government shall replace such items or the Contractor shall make such repair of the property as the Government directs; provided, however, that if the Contractor cannot effect such repair within the same time required, the Contractor shall dispose of such property in the manner directed by the Contracting Officer. The contract price includes no compensation to the Contractor for the performance of any repair or replacement for which the Government is responsible, and an equitable adjustment will be made in any contractual requirements affected by such repair or replacement of Government property made at the direction of the Government, in accordance with the procedures provided for in the "CHANGES" clause of this contract. Any repair or replacement for which the contractor is responsible under the provisions of this contract shall be accomplished by the Contractor at his own expense.

(g)  Risk of Loss.  Unless otherwise provided in this contract, the Contractor
     ------------
assumes the risk of, and shall be responsible for, any loss or damage to Government property provided under this contract upon its delivery to him or upon passage of title thereto to the Government as provided in paragraph (c) hereof, except for reasonable wear and tear and except to the extent that such property is consumed in the performance of this contract.

(h)  Access.  The Government, and any persons designated by it, shall at all
     ------
reasonable times have access to the promises wherein any Government property is located, for the purpose of inspecting the Government property.

(i)  Final Accounting and Disposition of Government Property.  Upon the
     -------------------------------------------------------
completion of this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property not consumed in the performance of this contract (including any resulting scrap) or not theretofore delivered to the Government, and shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property, as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the contract price or shall be paid in such other manner as the Contracting Officer may direct.

(j)  Restoration of Contractor's Premises and Abandonment.  Unless otherwise
     ----------------------------------------------------
provided herein, the Government:

       (i) may abandon any Government property in place, and thereupon all obligations of the Government regarding such abandoned property shall cease;

      (ii) has no obligation to the Contractor with regard to restoration or rehabilitation of the Contractor's premises, neither in case of abandonment (paragraph (j)(i) above), disposition on completion of need or of the contract (paragraph (i) above), nor otherwise, except for restoration or rehabilitation costs which are properly included in an equitable adjustment under paragraph (b) above.

(k)  Communications.  All communications issued pursuant to this clause shall
     --------------
be in writing or in accordance with the "Manual for Military Standard Requisitioning and Issue Procedure (MILSTRIP) for Defense Contractors" (Appendix H, DFAR).

FAR 52.246-11 HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT
(GOVERNMENT SPECIFICATION) (APR 1984)

(a)    Definition. "Contract date," as used in this clause, means the date set
       ----------
for bid opening or, if this is a negotiated contract or a modification, the effective date of this contract or modification.

(b)    The Contractor shall comply with the specification titled MIL-I-45208A,
                                                                 ------------
in effect on the contract date, which is hereby incorporated into this contract.


FAR 52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (FT) (APR 1984) (DEVIATION 89-915 - 29 JUN 1989)

Modify the clause as follows:

(a)    Wherever the word `supplies' is used, it shall include `vessels'.

(b)    At the end of paragraph (b), add the following:

       `In addition to its other remedies, the Government may, with respect to work terminated as permitted in this clause, proceed with the completion of the vessels and supplies at such plant or plants, including that of the Contractor, as may be designated by the Contracting Officer. If the vessels are to be completed at the Contractor's plant, the Government may use all tools, machinery, facilities and equipment of the Contractor determined by the Contracting Officer to be necessary for that purpose. If the cost to the Government of the vessels and supplies therefor so procured or completed (after adjusting such cost to exclude the effect of changes in the plans and specifications made subsequent to the date of termination) exceeds the price fixed for such vessels and supplies under this contract (after adjusting such price on account of changes in the plans and specifications made prior to the date of termination) the Contractor, or its surety, if any, shall be liable for such excess.'

(c) In the first sentence of paragraph (c), after the word `costs', insert the phrase `or other damages'.

(d) In the first sentence of paragraph (d), after the word `title', insert the phrase `(insofar as not previously transferred)'."

FAR SUPP 252.216-7000 ECONOMIC PRICE ADJUSTMENT--BASIC STEEL, ALUMINUM, BRASS, BRONZE, OR COPPER MILL PRODUCTS (DEC 1991)

(a)    Definitions.

       As used in this clause,

       "Established price" means a price which--

      (1) Is an established catalog or market price for a commercial item sold in substantial quantities to the general public; and

      (2)    Meets the criteria of FAR 15.804-3.

       "Unit price" excludes any part of the price which reflects requirements for preservation, packaging, and packing beyond standard commercial practice.

(b)    The Contractor warrants that the unit price stated for
                                                              ----------------
is not in excess of the Contractor's established price in effect on the date set for opening of bids (or the contract date if this is a negotiated contract) for like quantities of the same item. This price is the net price after applying any applicable standard trade discounts offered by the Contractor from its catalog, list, or schedule price.

(c) The Contractor shall promptly notify the Contracting Officer of the amount and effective date of each decrease in any established price.

      (1) Each corresponding contract unit price shall be decreased by the same percentage that the established price is decreased.

      (2) This decrease shall apply to items delivered on or after the effective date of the decrease in the Contractor's established price.

      (3)    This contract shall be modified accordingly.

      (4) The Contractor shall certify on each invoice that each unit price stated reflects all decreases required by this clause, or shall certify on the final invoice that all price decreases required by this clause have been applied as required.

(d) If the Contractor's established price is increased after the date set for opening of bids (or the contract date if this is a negotiated contract), upon the Contractor's written request to Contracting Officer, the corresponding contract unit price shall be increased by the same percentage that the established price is increased, and the contract shall be modified accordingly, provided--

       (1) The aggregate of the increases in any contract unit price under this contract shall not exceed ten percent of the original contract unit price;

       (2) The increased contract unit price shall be effective on the effective date of the increase in the applicable established price if the Contractor's written request is received by the Contracting Officer within ten days of the change. If it is not, the effective date of the increased unit price shall be the date of receipt of the request by the Contracting Officer; and

       (3) The increased contract unit price shall not apply to quantities scheduled for delivery before the effective date of the increased contract unit price unless the Contractor's failure to deliver before that date results from causes beyond the control and without the fault or negligence of the Contractor, within the meaning of the Default clause of this contract.

       (4) The Contracting Officer shall not execute a modification incorporating an increase in a contract unit price under this clause until the increase is verified.

(e) within 30 days after receipt of the Contractor's written request, the Contracting Officer may cancel, without liability to either party, any portion of the contract affected by the requested increase and not delivered at the time of such cancellation, except as follows:

       (1) The Contractor may after that time deliver any items which the Contractor certifies, by notice received by the Contracting Officer within ten days after the Contractor receives the cancellation notice, were completed or in the process of manufacture at the time of receipt of the cancellation notice.

       (2) The Government shall pay for those items so delivered at the contract unit price increased to the extent provided by paragraph (d) of this clause.

       (3) Any standard steel supply item shall be deemed to be in the process of manufacture when the steel for that item is in any state of processing after the beginning of the furnace melt.

(f) Pending any cancellation of this contract under paragraph (e) of this clause, or if there is no cancellation, the Contractor shall continue deliveries according to the delivery schedule of the contract. The Contractor shall be paid for those deliveries at the contract unit price increased to the extent provided by paragraph (d) of this clause.

FAR SUPP 252.223-7004  DRUG-FREE WORKFORCE (SEP 1988)

(a)    Definitions.

      (1) "Employee in a sensitive position," as used in this clause, means an employee who has been granted access to classified information; or employees in other positions that the Contractor determines involve national security, health or safety, or functions other than the foregoing requiring a high degree of trust and confidence.

      (2) "Illegal drugs," as used in this clause, means controlled substances included in Schedules I and II, as defined by section 802(6) of Title 21 of the United States Code, the possession of which is unlawful under Chapter 13 of that Title. The term "illegal drugs" does not mean the use of a controlled substance pursuant to a valid prescription or other uses authorized by law.

(b) The Contractor agrees to institute and maintain a program for achieving the objective of a drug-free work force. While this clause defines criteria for such a program, contractors are encouraged to implement alternative approaches comparable to the criteria in paragraph (c) that are designed to achieve the objectives of this clause.

(c) Contractor programs shall include the following, or appropriate alternatives:

       (1) Employee assistance programs emphasizing high level direction, education, counseling, rehabilitation, and coordination with available community resources;

       (2) Supervisory training to assist in identifying and addressing illegal drug use by Contractor employees;

(3) Provision for self-referrals as well as supervisory referrals to treatment with maximum respect for individual confidentiality consistent with safety and security issues;

(4) Provision for identifying illegal drug users, including testing on a controlled and carefully monitored basis. Employee drug testing programs shall be established taking account of the following:

   (i) The Contractor shall establish a program that provides for testing for the use of illegal drugs by employees in sensitive positions. The extent of and criteria for such testing shall be determined by the Contractor based on considerations that include the nature of the work being performed under the contract, the employee's duties, the efficient use of Contractor resources, and the risks to health, safety, or national security that could result from the failure of an employee adequately to discharge his or her position.

   (ii) In addition, the Contractor may establish a program for employee drug testing--

      (A) When there is a reasonable suspicion that an employee uses illegal drugs; or

      (B) When an employee has been involved in an accident or unsafe practice,

      (C) As part of or as a follow-up to counseling or rehabilitation for illegal drug use;

      (D)    As part of a voluntary employee drug testing program.

   (iii) The Contractor may establish a program to test applicants for employment for illegal drug use.

   (iv) For the purpose of administering this clause, testing for illegal drugs may be limited to those substances for which testing is prescribed by section 2.1 of Subpart B of the "Mandatory Guidelines for Federal Workplace Drug Testing Programs" (53 FR 11980 (April 11,
          1988)), issued by the Department of Health and Human Services.

(d) Contractors shall adopt appropriate personnel procedures to deal with employees who are found to be using drugs illegally. Contractors shall not allow any employee to remain on duty or perform in a sensitive position who is found to use illegal drugs until such time as the Contractor, in accordance with procedures established by the Contractor, determines that the employee may perform in such a position.

(e) The provisions of this clause pertaining to drug testing program shall not apply to the extent they are inconsistent with state or local law, or with an existing collective bargaining agreement; provided that with respect to the latter, the Contractor agrees that those issues that are in conflict will be a subject of negotiation at the next collective bargaining session.


FAR SUPP 252.225-7031  SECONDARY ARAB BOYCOTT OF ISRAEL (JUN
1992)

(a)    Definitions.

      As used in this clause--

      "Foreign person" means any person other than a United States person as defined in Section 16(2) of the Export Administration Act of 1979 (50 U.S.C. App. Sec 2415).

      "United States person" is defined in Section 16(2) of the Export Administration Act of 1979 and means any United States resident or national (other than an individual resident outside the United States and employed by other than a United States person), any domestic concern (including any permanent domestic establishment of any foreign concern), and any foreign subsidiary or affiliate (including any permanent foreign establishment) of any domestic concern which is controlled in fact by such domestic concern, as determined under regulations of the President.

(b)    Certification.

      By submitting this offer, the Offeror, if a foreign person, company or entity, certifies that it--

      (1)    Does not comply with the secondary Arab boycott of Israel; and

      (2) Is not taking or knowingly agreeing to take any action, with respect to the secondary boycott of Israel by Arab countries, with 50 U.S.C. App. Sec 2407(a) prohibits a United States person from taking.

NAPS 5252.243-9001 REQUIREMENTS FOR ADEQUATE SUPPORTING DATA AND CERTIFICATION OF ANY CLAIM, REQUEST FOR EQUITABLE ADJUSTMENT, OR DEMAND FOR PAYMENT (NOV 1991)

(a) This contract is subject to 10 U.S.C. 2405; therefore, no price adjustment will be made under this contract for an amount set forth in a claim, request for equitable adjustment, or demand for payment (or incurred due to the preparation, submission, or adjudication of any such claim, request, or demand) arising out of events occurring more than 18 months before the submission of the claim, request, or demand.

(b) A claim, request for equitable adjustment, or demand for payment is considered to be submitted on the date the contractor's submission is received by the contracting officer accompanied by adequate supporting data for the claim, request or demand, and the certification required by Section 6(c)(1) of the Contract Disputes Act, if the claim, request or demand is over $50,000.

(c) Adequate supporting data includes data which is adequate to apprise the contracting officer of the underlying facts and the theory upon which the contractor relies in support of its entitlement to a price adjustment. Adequate supporting data is that data which fulfills these purposes in accordance with the requirements of the Contract Disputes Act. A submission containing the following information will be deemed to have been submitted with adequate supporting data:

    (1) A narrative statement of the nature of the event(s), the time when the event(s) occurred (including the factual basis supporting the contractor's designation of the time the event(s) occurred), and the causal relationship between the event(s) and the impact on the cost of performance of the contract, including a description of how the event(s) affected scheduled performance;

    (2) A description of the relevant effort the contractor was required to perform in the absence of the event(s);

    (3) A description of the relevant effort the contractor was actually required or will be required to perform;

    (4) A description of components, equipment, and other property involved;

    (5) A cost breakdown of the additional effort by element in accordance with the contractor's normal procedures for pricing of changes;

    (6) A description of all property which will no longer be needed by the contractor;

    (7)  A description of any delay caused by the event(s);

    (8)  A description of any disruption caused by the event(s).

(d) Certification of the claim, request for equitable adjustment, or demand for payment is required if the requested price adjustment is over $50,000. The certification requirements are those set forth in the CDA and implementing regulations.

(e) For the purpose of this clause, the following terms have the meanings set forth below.

    (1) "Claim" means a written demand or written assertion by the contractor seeking, as a matter of right, a price adjustment under the contract. The theory upon which the contractor seeks the price adjustment does not determine whether a particular matter is a claim. The term includes a submission asserting any theory supporting a pride adjustment, including but not limited to constructive change, breach of contract or mistake, which, if valid, would result in contractor entitlement to a price adjustment. A voucher, invoice or other routine request for payment that is not in dispute when submitted is not a claim. A claim does not include a request for equitable adjustment or demand for payment, as defined below.

    (2) "Demand for payment" means a written demand for payment, the granting of which results in a price adjustment under the contract. A demand for payment does not include a routine request for payment in accordance with the payment terms of the contract.

    (3) "Events" means the Government action(s), Government inactions, Government conduct, or occurrence(s) which give rise to the contractor's claim, request for equitable adjustment, or demand for payment. The term events does not require the incurrence of costs and/or performance of additional work resulting from the action(s), inaction(s), conduct or occurrence(s) except where a contractor's commencement of the correction of defective GFI/GFP constitutes the final occurrence. For the purpose of this subpart, the date of the final Government action, Government inaction, Government conduct or occurrence is the date on which the 18 month period commences.

    (4) "Know or should have known" includes the totality of the combined actual and constructive knowledge of all agents or employees (including a subcontractor, its agents and employees, where and to the extent a subcontractor is involved).

    (5) "Price adjustment" means an increase in the fixed price, target price, ceiling price, or final price of a fixed price type contract, or an increase in the fee structure of a cost reimbursement type contract, or monetary damages or other payment resulting from a contractor claim, request for equitable adjustment, or demand for payment. An adjustment to the sharing ratio or to any other pricing formula, procedure or provision, which has the effect of increasing the fixed price, target price, ceiling price, final price, or fee of the contract, is a price adjustment. A schedule adjustment, whether requested as part of a submission seeking a price adjustment or as the sole relief, or an adjustment for any matter which, pursuant to the terms of the contract is separate from or not included in the fixed price contract or the fee structure of a cost reimbursement contract, is not a price adjustment. The bilateral definitization of a maximum-price modification within the maximum price is not a price adjustment. A routine invoice or other request for payment or reimbursement in accordance with the terms of the contract, even if in dispute, which, if paid, would not result in an increase in the price of the contract is not a price adjustment. For the purpose of this subpart, relief granted pursuant to a request for extraordinary contractual relief under Public Law 85-804 does not constitute a price adjustment.

    (6) "Request for equitable adjustment" means a written request for a price adjustment under the contract.

FAR SUPP 252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (DEC 1991)

(a)    Definitions.  As used in this clause--

       (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

       (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

       (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

       (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

       (5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

       (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

            (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

           (ii) "Supplies" includes (but is not limited to) public works, buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools, material; equipment; stores of all kinds; end items; construction materials; and the components of the foregoing.

       (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

       (1)   U.S.-flag vessels are not available for timely shipment;

       (2)   The freight charges are excessive or unreasonable; or

       (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedule. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain a minimum--

       (1)   Type, weight, and cube of cargo;

       (2)   Required shipping date;

       (3)   Special handling and discharge requirements;

       (4)   Loading and discharge points;

       (5)   Name of shipper and consignee;

       (6)   Prime contract number; and

       (7)   A documented description of efforts made to secure
U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two (2) U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

(d) The Contractor shall, within thirty (30) days after shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

       (1)   Prime contract number;

       (2)   Name of vessel;

       (3)   Vessel flag of registry;

       (4)   Date of loading;

       (5)   Port of loading;

       (6)   Port of final discharge;

       (7)   Description of commodity;

       (8)   Gross weight in pounds and cubic feet if available;

       (9)   Total ocean freight in U.S. dollars; and

      (10)   Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

       (1) No ocean transportation was used in the performance of this contract;

       (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under this contract;

       (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

       (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following form:

            ITEM                 CONTRACT
            DESCRIPTION          LINE ITEMS          QUANTITY

Total

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g), in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.


FAR SUPP 252.247-7024 NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (DEC
1991)

(a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

       (1)   Shall notify the Contracting Officer of that fact; and

       (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

(b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

This Solicitation consists of the following Parts and the attachments described in Paragraph J-1 hereof:
       I.        The Schedule
       II.       Contract Clauses
      III.       List of Documents, Exhibits and Other Attachments
       IV.       Representations and Instructions

J   The attachments forming a part of this Solicitation are as follows:
A           FINANCIAL ACCOUNTING DATA SHEET (TO BE PROVIDED AT CONTRACT
            AWARD)

J-01        CIRCULAR REQUIREMENTS

J-02        SCHEDULES A AND C

J-03        STANDARDIZATION REQUIREMENTS

J-04        ILS REQUIREMENTS

J-05        DATA REQUIREMENTS LIST

J-06        PROGRAM MANAGEMENT REQUIREMENTS

J-07        PTD REQUIREMENTS

J-08        TECHNICAL MANUAL REQUIREMENTS

J-09        DATA MANAGEMENT REQUIREMENTS

J-10        CONFIGURATION MANAGEMENT REQUIREMENTS

J-11        CERTIFICATION OF NO LIENS (EXHIBIT I)
            AND CERTIFICATE OF DELIVERY AND ACCEPTANCE

J-12        SHIP TEST PROGRAM REQUIREMENTS

J-13        NOT USED

J-14        DISCLOSURE OF LOBBYING ACTIVITIES, STANDARD FORM LLL

J-15        REQUEST FOR ASSIGNMENT OF A COMMERCIAL AND GOVERNMENT
            ENTITY (CAGE) CODE - 2 PAGES

J-16        OVERHEAD ESTIMATION DATA FORM DATED 1/87

J-17        FORMS 4280/2 AND 4280/2A

J-18        PRICING FORM FOR CONSTRUCTION SHIPS AND TECHNICAL MANUALS

J-19        CONTRACTOR COST DATA REPORTING (CCDR) PLAN

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
           OF OFFERORS

FAR 52.252-1 SOLICITATION PROVISIONS INCORPORATED BY REFERENCE (JUN 1988)

This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.


SECTION K-1 - PROVISIONS INCORPORATED BY REFERENCE



Provision No.              Title and Date
- -------------              --------------
FAR                   CERTIFICATION AND DISCLOSURE REGARDING
52.203-11             PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (APR
                      1991)

FAR                   ORGANIZATIONAL CONFLICTS OF INTEREST
52.209-7              CERTIFICATE--MARKETING CONSULTANTS (NOV 1991)

FAR                   CERTIFICATION OF NONSEGREGATED FACILITIES
52-222-21             (APR 1984)

FAR                   RECOVERED MATERIAL CERTIFICATION (APR 1984)
52.223-4

FAR                   CERTIFICATION REGARDING A DRUG-FREE WORKPLACE
52.223-5              (JUL 1990)

DFARS                 REQUIREMENT FOR TECHNICAL DATA REPRESENTATION
252.227-7028          (OCT 1988)


SECTION K-2 - ADDITIONAL SOLICITATION PROVISIONS

FAR 52.203-2 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION (APR 1985)

(a)    The offeror certifies that--

       (1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to
(i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;

       (2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

       (3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

(b) Each signature on the offer is considered to be a certification by the signatory that the signatory--

       (1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or

       (2) (i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs
(a)(1) through (a)(3) above


- ------------------------------------------------------------------------
(insert full name of person(s) in the offeror's organization

- ------------------------------------------------------------------------
responsible for determining the prices offered in this bid or

- ------------------------------------------------------------------------
proposal, and the title of his or her position in the offeror's

- ------------------------------------------------------------------------
organization);

       (ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and

       (iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above.

(c) If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.


FAR 52.203-4  CONTINGENT FEE REPRESENTATION AND AGREEMENT (APR 1984)

(a)    Representation.  The offeror represents that, except for full-time bona
       --------------
fide employees working solely for the offeror, the offeror--
(Note: The offeror must check the appropriate boxes. For interpretation of the representation, including the term "bona fide employee," see subpart 3.4 of the Federal Acquisition Regulation.)

       (1) [ ] has, [ ] has not employed or retained any person or company to solicit or obtain this contract; and

       (2) [ ] has, [ ] has not paid or agreed to pay to any person or company employed or retained to solicit or obtain this contract any commission, percentage, brokerage, or other fee contingent upon or resulting from the award of this contract.

(b)    Agreement.  The offeror agrees to provide information relating to the
       ---------
above Representation as requested by the Contracting Officer and, when subparagraph (a)(1) or (a)(2) is answered affirmatively, to promptly submit to the Contracting Officer--

       (1) A completed Standard Form 119, Statement of Contingent or Other Fees, (SF 119); or

       (2) A signed statement indicating that the SF 119 was previously submitted to the same contracting office, including the date and applicable solicitation or contract number, and representing that the prior SF 119 applies to this offer or quotation.

FAR 52.203-8 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY (NOV 1990) AND ALTERNATE I (SEP 1990)

(a)    Definitions.  The definitions at FAR 3.104-4 are hereby incorporated in
       -----------
this provision.

(b)    Certifications.  As required in paragraph (c) of this provision, the
       --------------
officer or employee responsible for this offer shall execute the following certification:

CERTIFICATE OF PROCUREMENT INTEGRITY

       (1)   I,___________________________________ (Name of Certifier), am the
officer or employee responsible for the preparation of this offer and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or
(f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C.
423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement__________________________ (solicitation number).

       (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of___________________________________
(Name of Offeror) who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a),
(b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

       (3)   Violations or possible violations:  (Continue on plain bond paper
                                                 -----------------------------
if necessary and label Certificate of Procurement Integrity (Continuation
- -------------------------------------------------------------------------
Sheet), ENTER NONE IF NONE EXIST)
- ------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

       (4) I agree that, if awarded a contract under this solicitation, the certifications required by subsection 27(e)(1)(B) of the Act shall be maintained in accordance with paragraph (f) of this provision.


- --------------------------------------------------------------------------------
(Signature of the officer or employee responsible for the offer and date)

- --------------------------------------------------------------------------------
(Typed name of the officer or employee responsible for the offer)

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of certification)

(c) For procurements, including contract modifications, in excess of $100,000 made using procedures other than sealed bidding, the signed certifications shall be submitted by the successful Offeror to the Contracting Officer within the time period specified by the Contracting Officer when requesting the certificates except as provided in subparagraphs (c)(1) through (c)(5) of this clause. In no event shall the certificate be submitted subsequent to award of a contract or execution of a contract modification:

       (1) For letter contracts, other unpriced contracts, or unpriced contract modifications, whether or not the unpriced contract or modification contains a maximum or not to exceed price, the signed certifications shall be submitted prior to the award of a letter contract, unpriced contract, or unpriced contract modification, and prior to the definitization of the letter contract or the establishment of the price of the unpriced contract or unpriced contract modification. The second certification shall apply only to the period between award of the letter and execution of the document definitizing the letter contract, or award of the unpriced contract or unpriced contract modification and execution of the document establishing the definitive price of such unpriced contract or unpriced contract modification.

       (2) For basic ordering agreements, prior to the execution of a priced order; prior to the execution of an unpriced order, whether or not the unpriced order contains a maximum or not to exceed price; and, prior to establishing the price of an unpriced order. The second certificate to be submitted for unpriced orders shall apply only to the period between award of the unpriced order and execution of the document establishing the definitive price for such order.

       (3) A certificate is not required for indefinite delivery contracts (see Subpart 16.5) unless the total estimated value of all orders eventually to be placed under the contract is expected to exceed $100,000.

       (4) For contracts and contract modifications which include options, a certificate is required when the aggregate value of the contract or contract modification and all options (see 3.104-4(e)) exceeds $100,000.

       (5) For purposes of contracts entered into under section 8(a) of the SBA, the business entity with whom the SBA contracts, and not the SBA, shall be required to comply with the certification requirements of subsection 27(e). The SBA shall obtain the signed certificate from the business entity and forward the certificate to the Contracting Officer prior to the award of a contract to the SBA.

       (6) Failure of an Offeror to submit the signed certificate within the time prescribed by the Contracting Officer shall cause the offer to be rejected.

(d) Pursuant to FAR 3.104-9(d), the Offeror may be requested to execute additional certifications at the request of the Government. Failure of an Offeror to submit the additional certifications shall cause its offer to be rejected.

(e) A certification containing a disclosure of a violation or possible violation will not necessarily result in the withholding of award under this solicitation. However, the Government, after evaluation of the disclosure, may cancel this procurement or take any other appropriate actions in the interests of the Government, such as disqualification of the Offeror.

(f) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing contractor responsible for the offer may rely upon a one-time certification from each individual required to submit a certification to the competing contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for 6 years from the date a certifying employee's employment with the company ends or, for an agent, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

(g) Certifications under paragraphs (b) and (d) of this provision are material representations of fact upon which reliance will be placed in awarding a contract.

FAR 52.208-2  JEWEL BEARINGS AND RELATED ITEMS CERTIFICATE (APR 1984)

(a)    This is to certify that--

       (1) Jewel Bearings and/or related items, as defined in the Required Sources for Jewel Bearings and Related Items clause, will be incorporated into one or more items/will not be incorporated into any item (delete one) covered by this offer;

       (2) Any jewel bearings required (or an equal quantity of the same type, size and tolerances) will be ordered from the William Langer Plant, Rolla, North Dakota 58367, as provided in the Required Sources for Jewel Bearings and Related Items clause; and

       (3) Any related items required (or an equal quantity of the same type, size and tolerances) will be acquired from domestic manufacturers, including the Plant, if the items can be obtained from those sources.

(b) Attached to this certificate are estimates of the quantity, type and size (including tolerances) of the jewel bearings and related items required, and identification of the components, subassemblies, or parts that require jewel bearings or related items.

     Date of Execution __________________________________________________

     Solicitation No. ___________________________________________________

     Name _______________________________________________________________

     Title ______________________________________________________________

     Firm _______________________________________________________________

     Address ____________________________________________________________

FAR 52.209-5 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (MAY 1989)

(a)(1) The Offeror certifies, to the best of its knowledge and belief, that--

       (i)   The offeror and/or any of its Principals--

          (A) Are [ ] are not [ ] presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

          (B) Have [ ] have not [ ], within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and

          (C) Are [ ] are not [ ] presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.

       (ii) The Offeror has [ ] has not [ ], within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

   (2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.



FAR 52.215-6  TYPE OF BUSINESS ORGANIZATION (JUL 1987)

The offeror or quoter, by checking the applicable box, represents that-

(a) It operates as [ ] a corporation incorporated under the laws of the State of ________________________, [ ] an individual, [ ] a partnership, [ ] a nonprofit organization, or [ ] a joint venture; or

(b) If the offeror or quoter is a foreign entity, it operates as [ ] an individual, [ ] a partnership, [ ] a nonprofit organization, or [ ] a joint venture, or [ ] a corporation registered for business in ________________________ (Country).

FAR 52.215-11    AUTHORIZED NEGOTIATORS (APR 1984)

The offeror or quoter represents that the following persons are authorized to negotiate on its behalf with the Government in connection with this request for proposals or quotations: (list names, titles, and telephone number of the authorized negotiators).

      Name ________________________________________________________________

      Title _______________________________________________________________

      Telephone ___________________________________________________________

FAR 52.215-20    PLACE OF PERFORMANCE (APR 1984)

(a) The offeror or quoter, in the performance of any contract resulting from this solicitation [ ] intends, [ ] does not intend (check applicable block) to use one or more plants or facilities located at a different address from the address of the offeror or quoter as indicated in this proposal or quotation.

(b) If the offeror or quoter checks "intends" in paragraph (a) above, it shall insert in the spaces provided below the required information:

  Place of Performance (Street        Name and Address of Owner
  Address, City, County, State,       and Operator of the Plant
  Zip Code)                           or Facility if Other than
                                      Offeror or Quoter

  -----------------------------       -------------------------

  -----------------------------       -------------------------

  -----------------------------       -------------------------

FAR 52.219-1  SMALL BUSINESS CONCERN REPRESENTATION  (JAN 1991)

(a) Representation. The offeror represents and certifies as part of its offer
    --------------
that it [ ] is, [ ] is not a small business concern and that [ ] all, [ ] not all end items to be furnished will be manufactured or produced by a small business concern in the United States, its territories or possessions, Puerto Rico, or the Trust Territory of the Pacific Islands .

(b)    Definition.
       ----------

       "Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in this solicitation.

(c)    Notice.  Under 15 U.S.C. 645(d), any person who misrepresents a firm's
       ------
status as a small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall--

       (1)   Be punished by imposition of a fine, imprisonment, or both;

       (2) Be subject to administrative remedies, including suspension and debarment; and

       (3) Be ineligible for participation in programs conducted under the authority of the Act.

FAR 52.219-3  WOMEN-OWNED SMALL BUSINESS REPRESENTATION (APR 1984)

(a) Representation. The offeror represents that it [ ] is, is [ ] not a
    --------------
women-owned small business concern.

(b)    Definitions.
       -----------

       "Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR 121.

       "Women-owned," as used in this provision, means a small business that is at least 51 percent owned by a woman or women who are U.S. citizens and who also control and operate the business.


FAR 52.220-1  PREFERENCE FOR LABOR SURPLUS AREA CONCERNS (APR 1984)

(a) This acquisition is not a set aside for labor surplus area (LSA) concerns. However, the offeror's status as such a concern may affect (1) entitlement to award in case of tie offers or (2) offer evaluation in accordance with the Buy American Act clause of this solicitation. In order to determine whether the offeror is entitled to a preference under (1) or (2) above, the offeror must identify, below, the LSA in which the costs to be incurred on account of manufacturing or production (by the offeror or the first-tier subcontractors) amount to more than 50 percent of the contract price.

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

(b) Failure to identify the locations as specified above will preclude consideration of the offeror as an LSA concern. If the offeror is awarded a contract as an LSA concern and would not have otherwise qualified for award, the offeror shall perform the contract or cause the contract to be performed in accordance with the obligations of an LSA concern.

FAR 52.222-19    WALSH-HEALEY PUBLIC CONTRACTS ACT REPRESENTATION (APR 1984)

The offeror represents as a part of this offer that the offeror is [ ] or is not [ ] a regular dealer in, or is [ ] or is not [ ] a manufacturer of, the supplies offered.

FAR 52.222-22    PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (APR 1984)

The offeror represents that--

(a) It [ ] has, [ ] has not, participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 301 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114;

(b)    It [ ] has, [ ] has not, filed all required compliance reports; and

(c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.


FAR 52.222-25    AFFIRMATIVE ACTION COMPLIANCE (APR 1984)

The offeror represents that (a) it [ ] has developed and has on file, [ ] has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (b) it [ ] has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

FAR 52.223-1  CLEAN AIR AND WATER CERTIFICATION (APR 1984)

The Offeror certifies that--

(a) Any facility to be used in the performance of this proposed contract is [ ], is not [ ] listed on the Environmental Protection Agency (EPA) List of Violating Facilities;

(b) The Offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

(c) The Offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.

FAR 52.230-1 COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION (NATIONAL DEFENSE) (SEP 1987)

     NOTE: This notice does not apply to small businesses or foreign governments.

     This notice is in four parts, identified by Roman numerals I through IV.

     Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

1.   DISCLOSURE STATEMENT-COST ACCOUNTING PRACTICES AND CERTIFICATION

(a) Any contract in excess of $100,000 resulting from this solicitation, except contracts in which the price negotiated is based on (1) established catalog or market prices of commercial items sold in substantial quantities to the general public, or (2) prices set by law or regulation, will be subject to the requirements of Federal Acquisition Regulation (FAR) Subparts 30.3 and 30.4, except for those contracts which are exempt as specified in FAR 30.201-1.

(b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of FAR Subparts 30.3 and 30.4 must, as a condition of contracting, submit a Disclosure Statement as required by FAR
30.202. The Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

CAUTION: A practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c)    Check the appropriate box below.

       [ ] (1) Certificate of Concurrent Submission of Disclosure Statement.

The Offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows (i) original and one copy to the cognizant Administrative Contracting Officer (ACO), and (ii) one copy to the cognizant contract auditor.

(Disclosure must be on Form No. CASB DS-1. Forms may be obtained from the cognizant ACO.)

     Date of Disclosure Statement: ___________________________________________


     Name and Address of Cognizant ACO where filed:

     ________________________________________________________________________

The offeror further certifies that practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

     [ ] (2)  Certificate of Previously Submitted of Disclosure Statement.

The offeror hereby certifies that Disclosure Statement was filed as follows:

     Date of Disclosure Statement: __________________________________________

     Name and Address of Cognizant ACO where filed:

     _________________________________________________________________________

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable disclosure statement.

     [ ] (3)  Certificate of Monetary Exemption.

The offeror hereby certifies that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated national defense prime contracts and subcontracts subject to CAS totaling more than $10 million in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal the offeror will advise the Contracting Officer immediately.

     [ ] (4)  Certificate of Interim Exemption.

The offeror hereby certifies that (i) the offeror first exceeded the monetary exemption for disclosure, as defined in (3) above, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance FAR 30.202-1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraphs (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

CAUTION:    Offerors currently required to disclose because they were awarded a
CAS-covered national defense prime contract or subcontract of $10 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

II.  COST ACCOUNTING STANDARDS-EXEMPTION FOR CONTRACTS OF $500,000 OR LESS

If this proposal is expected to result in the award of a contract of $500,000 or less, the offeror shall indicate whether the exemption below is claimed.
Failure to check the box below shall mean that the resultant contract is subject to CAS requirements or that the offeror elects to comply with such requirements.

     [ ] The offeror hereby claims an exemption from the CAS requirements under the provisions of Federal Acquisition Regulation (FAR) 30.201-1(b)(7) and certifies that notification of final acceptance of all deliverable items has been received on all prime contracts or subcontracts containing the Cost Accounting Standards clause or the Disclosure and Consistency of Cost Accounting Practices clause. The offeror further certifies that the Contracting Officer will be immediately notified in writing when an award of any other contract or subcontract containing Cost Accounting Standards clauses is received by the offeror subsequent to this certificate but before the date of any award resulting from this proposal.

III. COST ACCOUNTING STANDARDS-ELIGIBILITY FOR MODIFIED CONTRACT COVERAGE

If the offeror is eligible to use the modified provisions of Federal Acquisition Regulation (FAR) 30.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

     [ ] The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of FAR 30.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because (i) during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $10 million in awards of CAS-covered national defense prime contracts and subcontracts, and (ii) the sum of such awards equaled less than 10 percent of total sales during that cost accounting period. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

CAUTION:    An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a national defense contract of $10 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered national defense prime contract or subcontract of $10 million or more.

IV.  ADDITIONAL COST ACCOUNTING STANDARDS APPLICABLE TO EXISTING CONTRACTS

The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

     [ ] Yes                     [ ] No

Note: If the offeror has checked "yes" above and is awarded the contemplated contract, the offeror will be required to comply with the requirements of subparagraph (a)(1) and paragraphs (b) and (c) of the Administration of Cost Accounting Standards clause.


FAR SUPP 252.209-7001 DISCLOSURE OF OWNERSHIP OR CONTROL BY A FOREIGN GOVERNMENT THAT SUPPORTS TERRORISM (DEC 1991)

(a)    Definitions.

       (1)   "Significant interest," as used in this provision, means--

           (i) Ownership of or beneficial interest in five percent or more of the firm's or subsidiary's securities. Beneficial interest includes holding five percent or more of any class of the firm's securities in "nominee shares", "street names", or some other method of holding securities that does not disclose the beneficial owner;

           (ii) Holding a management position in the firm, such as director or officer;

           (iii) Ability to control or influence the election, appointment, or tenure of directors or officers of the firm;

           (iv) ownership of ten percent or more of the assets of a firm such as equipment, buildings, real estate, or other tangible assets of the firm; or

           (v)   Holding 50 percent or more of the indebtedness of a firm.

       (2) "Government," as used in this provision, includes any agent or instrumentality of that government.

(b) Disclosure. The Offeror shall disclose any significant interest the government of each of the following countries has in the offeror or a subsidiary of the Offeror. If the Offeror is a subsidiary, it shall also disclose any significant interest each government has in any firm that owns or controls the subsidiary. If none, leave blank.

  Country             Significant Interest
  -------             --------------------

  (1)  Cuba           _______________________________________________

  (2)  Iran           _______________________________________________

  (3)  Iraq           _______________________________________________

  (4)  Libya          _______________________________________________

  (5)  North Korea    _______________________________________________

  (6)  Syria          _______________________________________________


FAR SUPP 252.219-7000 SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION (DoD CONTRACTS) (DEC 1991)

(a)    Definition.
       ----------

       "Small disadvantaged business concern," as used in this provision, means a small business concern, owned and controlled by individuals who are both socially and economically disadvantaged, as defined by the Small Business Administration at 13 CFR Part 124, the majority of earnings of which directly accrue to such individuals. This term also means a small business concern owned and controlled by an economically disadvantaged Indian tribe or Native Hawaiian organization which meets the requirements of 13 CFR 124.112 or 13 CFR 124.113, respectively. In general, 13 CFR Part 124 describes a small disadvantaged business concern as a small business concern--

       (1) Which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or

       (2) In the case of any publicly owned business, at least 51 percent of the voting stock is unconditionally owned by one or more socially and economically disadvantaged individuals; and

       (3) Whose management and daily business operations are controlled by one or more such individuals.

(b)    Representations.
       ---------------

       Check the category in which your ownership falls--

       ______ Subcontinent Asian (Asian-Indian) American (U.S. citizen with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, or Nepal)

       ______ Asian-Pacific American (U.S. citizen with origins from Japan, China, the Philippines, Vietnam, Korea, Samoa, Guam, U.S. Trust Territory of the Pacific Islands (Republic of Palau), the Northern Mariana Islands, Laos, Kampuchea (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Republic of the Marshall Islands, or the Federated States of Micronesia)

       ______  Black American (U.S. citizen)

       ______ Hispanic American (U.S. citizen with origins from South America, Central America, Mexico, Cuba, the Dominican Republic, Puerto Rico, Spain or Portugal)

       ______ Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians, including Indian tribes or Native Hawaiian organizations)

       ______ Individual/concern, other than one of the preceding currently certified for participation in the Minority Small Business and Capital Ownership Development Program under Section 8(a) of the Small Business Act

       ______  Other

(c)    Certifications.
       --------------

       Complete the following--

       (1) The Offeror is [ ] is not [ ] a small disadvantaged business concern.

       (2) The Small Business Administration (SBA) has [ ] has not [ ] made a determination concerning the offeror's status as a small disadvantaged business concern. If the SBA has made a determination, the date of the determination was __________________ and the offeror--

       ____ Was found by SBA to be socially and economically disadvantaged and no circumstances have changed to vary that determination.

       ____ Was found by SBA not to be socially and economically disadvantaged but circumstances which caused the determination have changed.

(d)    Notification.  Notify the Contracting Officer before award if your status
       ------------
as a small disadvantaged business concern changes.

(e)    Penalties and Remedies.  Anyone who misrepresents the status of a concern
       ----------------------
as a small disadvantaged business for the purpose of securing a contract or subcontract shall--

       (1)   Be punished by imposition of a fine, imprisonment, or both;

       (2) Be subject to administrative remedies, including suspension and disbarment; and

       (3) Be ineligible for participation in programs conducted under authority of the Small Business Act.


FAR SUPP 252.225-7000 BUY AMERICAN ACT - BALANCE OF PAYMENTS PROGRAM CERTIFICATE (DEC 1991)

(a)    Definitions.   "Domestic end product," "qualifying country," "qualifying
       -----------
country end product," and "nonqualifying country end product" have the meanings given in the Buy American Act and Balance of Payments Program clause of this solicitation.

(b)    Evaluation.    Offers will be evaluated by giving preference to domestic
       ----------
end products and qualifying country end products over nonqualifying country end products.

(c) Certifications.
    --------------

    (1) The Offeror certifies that--

          (i) Each end product, except those listed in paragraphs (c)(2) or (3) of this provision, is a domestic end product; and

          (ii) Components of unknown origin are considered to have been mined, produced, or manufactured outside the United States or a qualifying country.

    (2) The Offeror certifies that the following end products are qualifying country end products:

                        Qualifying Country End Products
                        -------------------------------

Line Item No.                              Country of Origin
- ------------                               -----------------

- -------------------------------            -------------------------------

- -------------------------------            -------------------------------
                  (List only qualifying country end products.)

    (3) The Offeror certifies that the following end products are nonqualifying country end products:

                      Nonqualifying Country End Products
                      ----------------------------------

     Line Item No.                         Country of Origin (If known)
     ------------                          ----------------------------

- -------------------------------            -------------------------------

- -------------------------------            -------------------------------

FAR SUPP 252.225-7003  INFORMATION FOR DUTY-FREE ENTRY EVALUATION (DEC 1991)

(a) Is the offer based on furnishing any supplies (i.e., end items, components, or material) of foreign origin other than those for which duty-free entry is to be accorded pursuant to the Duty-Free Entry--Qualifying Country End Products and Supplies clause of this solicitation?

           Yes [ ]                                               No [ ]

(b) If the answer to (a) is yes, answer the following questions:

   1. Are such foreign supplies now in the United States?

           Yes [ ]                                               No [ ]

   2. Has the duty on such foreign supplies been paid?

           Yes [ ]                                               No [ ]

   3. If the answer to paragraph (b)(2) is no, what amount is included in the offer to cover such duty? $___________________________

(c) If the duty has not been paid, the Government may elect to make award on a duty-free basis. If so, the offered price will be reduced in the contract award by the amount specified in paragraph (b)(3). The Offeror agrees to identify, at the request of the Contracting Officer, the foreign supplies which are subject to duty-free entry.

(d) Offers will be evaluated on a duty included basis except to the extent that--

    (1) The supplies are qualifying country end products as defined in either the Buy American Act and Balance of Payments Program or in the Buy American Act, Trade Agreements Act, and Balance of Payments Program clause of this solicitation; or

    (2) The duty-free price is specified for use in the evaluation procedure.

FAR SUPP 252.247-7022 REPRESENTATION OF EXTENT OF TRANSPORTATION BY SEA
(DEC 1991)

(a) The Offeror shall indicate by checking the appropriate blank in paragraph
(b) of this clause whether transportation by sea of supplies by sea is anticipated under the resultant contract. The term "supplies" is defined in the Transportation of Supplies by Sea clause of this solicitation.

(b) Representation. The Offeror represents that it--

          Does anticipate that supplies will be transported by sea in the
_______ mance of any contract or subcontract resulting from this solicitation.

          Does not anticipate that supplies will be transported by sea in the
_______ performance of any contract or subcontract resulting from this solicitation.

(c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense FAR Supplement clause at 252.247-7024, Notification of Transportation of Supplies by Sea.

ACCESS TO VESSELS BY NON-U.S. CITIZENS (ACP CERTIFICATION) (NAVSEA) (MAY 1988)

(a) The bidder or offeror, in the performance of any contract and/or job order resulting from this solicitation __________________ intends __________________ does not intend (check applicable line) to employ non-U.S. citizens in the performance of work that requires access to naval vessels, work sites and adjacent areas when such vessels are under construction, conversion, overhaul or repair.

(b) If the bidder or offeror "intends" in paragraph (a) above, the bidder shall insert, in the spaces provided below, the required information.

(c) Whether or not the bidder or offeror intends to employ non-U.S. citizens, the actual access of non-U.S. citizens to naval vessels is subject to the requirements of "ACCESS TO VESSELS BY NON-U.S. CITIZENS" in SECTION C, Part 2.


          ACCESS CONTROL PLAN (ACP)
          -------------------------

     Approved ACP No.
                      -------------------------------------------

     If no approved ACP, indicate below, actions taken or anticipated relative to ACP submission to applicable Contract Administration Office (See NAVSEA Instruction 5500.3 (series))

SECTION L - INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

FAR 52.252-1 SOLICITATION PROVISIONS INCORPORATED BY REFERENCE (JUN 1988)

This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.


SECTION L-1 - PROVISIONS INCORPORATED BY REFERENCE

Provision No.            Title and Date
- -------------            --------------
FAR                   CONTRACTOR ESTABLISHMENT CODE (AUG 1989)
52.204-4

FAR                   LISTING OF USED OR RECONDITIONED MATERIAL,
52.210-6              RESIDUAL INVENTORY AND FORMER GOVERNMENT SURPLUS
                      PROPERTY (APR 1984)

PAR                   SUBMISSION OF OFFERS IN THE ENGLISH LANGUAGE
52.214-34             (APR 1991)

FAR                   SUBMISSION OF OFFERS IN U.S. CURRENCY (APR
52.214-35             1991)

FAR                   SOLICITATION DEFINITIONS (JUL 1987)
52.215-5

FAR                   UNNECESSARILY ELABORATE PROPOSALS OR
52.215-7              QUOTATIONS (APR 1984)

FAR                   AMENDMENTS TO SOLICITATIONS (DEC 1989)
52.215-8

FAR                   SUBMISSION OF OFFERS (DEC 1989)
52.215-9

FAR                   LATE SUBMISSIONS, MODIFICATIONS AND WITH-
52.215-10             DRAWLS OF PROPOSALS (DEC 1989)

Provision  No.           Title and Date
- --------------           --------------
FAR                   RESTRICTION ON DISCLOSURE AND USE OF DATA
52.215-12             (APR 1984)

FAR                   PREPARATION OF OFFERS (APR 1984)
52.215-13

FAR                   EXPLANATION TO PROSPECTIVE OFFERORS (APR
52.215-14             1984)

FAR                   FAILURE TO SUBMIT OFFER (APR 1984)
52.215-15

FAR                   FACILITIES CAPITAL COST OF MONEY (SEP 1987)
52.215-30

FAR                   PREAWARD ON-SITE EQUAL OPPORTUNITY COMPLIANCE
52.222-24             REVIEW (APR 1984)

FAR                   NOTICE OF PROGRESS PAYMENTS (APR 1984)
52.232-13

DFARS                 COMMERCIAL AND GOVERNMENTAL ENTITY (CAGE)
252.204-7001          CODE REPORTING (DEC 1991)

DFARS                 IDENTIFICATION OF RESTRICTED RIGHTS COMPUTER
252.227-7019          SOFTWARE (APR 1988)

DFARS                 NOTICE OF COST/SCHEDULE CONTROL SYSTEMS
252.234-7000

SECTION L-2  - ADDITIONAL SOLICITATION PROVISIONS

FAR 52.204-3  TAXPAYER IDENTIFICATION (SEP 1989)

(a) Definitions.

   "Common parent," as used in this solicitation provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

   "Corporate status," as used in this solicitation provision, means a designation as to whether the offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

   "Taxpayer Identification Number (TIN)," as used in this solicitation provision, means the number required by the IRS to be used by the offeror in reporting income tax and other returns.

(b) The offeror is required to submit the information required in paragraphs (c) through (e) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C. 6041, 6041A, and 605OM and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to the reporting requirements described in 4.902(a), the failure or refusal by the offeror to furnish the information may result in a 20 percent reduction of payments otherwise due under the contract.

(c) Taxpayer Identification Number (TIN).

    [ ]  TIN:
              ------------------
    [ ]  TIN has been applied for.
    [ ]  TIN is not required because:
         [ ] Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place or business or a fiscal paying agent in the U.S.;
         [ ] Offeror is an agency or instrumentality of a foreign government.
         [ ] Offeror is an agency or instrumentality of a Federal, state, or local government;
         [ ] Other.  State basis.
                                  --------------------------

(d) Corporate Status.

   [ ] Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;
   [ ] Other corporate entity;
   [ ] Not a corporate entity;
       [ ] Sole proprietorship;
       [ ] Partnership;
       [ ] Hospital or extended care facility described in 26 CFR 501(c)(3) that is exempt from taxation under 26 CFR 501(a).

(e) Common Parent.

   [ ] Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this clause.
   [ ] Name and TIN of common parent:

          Name
               ---------------------------------------------
           TIN
               ---------------------------------------------

FAR 52.207-4 ECONOMIC PURCHASE QUANTITY--SUPPLIES (AUG 1987)

(a) Offerors are invited to state an opinion on whether the quantity(ies) of supplies on which bids, proposals or quotes are requested in this solicitation is (are) economically advantageous to the Government.

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

(b) Each offeror who believes that acquisitions in different quantities would be more advantageous is invited to recommend an economic purchase quantity. If different quantities are recommended, a total and a unit price must be quoted for applicable items. An economic purchase quantity is that quantity at which a significant price break occurs. If there are significant price breaks at different quantity points, this information is desired as well.

                            OFFEROR RECOMMENDATIONS

ITEM        QUANTITY        PRICE QUOTATION               TOTAL
- ----        --------        ---------------               -----

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------


(c) The information requested in this provision is being solicited to avoid acquisitions in disadvantageous quantities and to assist the Government in developing a data base for future acquisitions of these items. However, the Government reserves the right to amend or cancel the solicitation and resolicit with respect to any individual item in the event quotations received and the Government's requirements indicate that different quantities should be acquired.


FAR 52.210-2 AVAILABILITY OF SPECIFICATIONS LISTED IN THE DOD INDEX OF SPECIFICATIONS AND STANDARDS (DODISS) (SEP 1990)

Single copies of specifications cited in this solicitation may be obtained by submitting a written request to the supply point listed below. The request must contain the title of the specification, its number, date, applicable amendment(s), and the solicitation or contract number. A telephone order entry system is available with the use of a touch tone telephone. A Customer Number is required to use this system and may be obtained by written request to the address listed below or by telephone (215-697-2179). In case of urgency, telegraphic requests are acceptable. Voluntary standards, which are not available to offerors and contractors from Government sources, may be obtained from the organization responsible for their preparation, maintenance, or publication.

Standardization Document
Order Desk, Building 4, Section D
700 Robbins Avenue
Philadelphia, PA 19111-5094
    Telex Number _____________  834295
    Western Union Number _____  710-670-1685
    Telephone Number _________  (215) 697-3321 (Express
    shipment pickup)
    Telephone Order Entry System (TOES) Numbers __________
    215-697-1187 through and including 215-697-1197

FAR 52.212-7 NOTICE OF PRIORITY RATING FOR NATIONAL DEFENSE USE (SEP 1990)

Any contract awarded as a result of this solicitation will be a [ ] DX rated order; [x] DO rated order certified for national defense use under the Defense Priorities and Allocations System (DPAS)(15 CFR 700), and the Contractor will be required to follow all of the requirements of this regulation.


FAR 52.215-16 CONTRACT AWARD (JUL 1990) AND ALTERNATE III (AUG 1991)

(a) The Government will award a contract resulting from this solicitation to the responsible offeror whose offer conforming to the solicitation will be most advantageous to the Government, cost or price and other factors, specified elsewhere in this solicitation, considered.

(b) The Government may (1) reject any or all offers if such action is in the public interest, (2) accept other than the lowest offer, and (3) waive informalities and minor irregularities in offers received.

(c) The Government intends to evaluate proposals and award a contract without discussions with offerors. Therefore, each initial offer should contain the offeror's best terms from a cost or price and technical standpoint. However, the Government reserves the right to conduct discussions if later determined by the Contracting Officer to be necessary.

(d) The Government may accept any item or group of items of an offer, unless the offeror qualifies the offer by specific limitations. Unless otherwise provided in the Schedule, offers may be submitted for quantities less than those specified. The Government reserves the right to make an award on any item for a quantity less than the quantity offered, at the unit cost or prices offered, unless the offeror specifies otherwise in the offer.

(e) A written award or acceptance of offer mailed or otherwise furnished to the successful offeror within the time for acceptance specified in the offer shall result in a binding contract without further action by either party. Before the offer's specified expiration time, the Government may accept an offer (or part of an offer, as provided in paragraph (d) above), whether or not there are negotiations after its receipt, unless a written notice of withdrawal is received before award. Negotiations conducted after receipt of an offer do not constitute a rejection or counteroffer by the Government.

(f) Neither financial data submitted with an offer, nor representations concerning facilities or financing, will form a part of the resulting contract. However, if the resulting contract contains a clause providing for price reduction for defective cost or pricing data, the contract price will be subject to reduction if cost or pricing data furnished is incomplete, inaccurate, or not current.

(g) The Government may determine that an offer is unacceptable if the prices proposed are materially unbalanced between line items or subline items. An offer is materially unbalanced when it is based on prices significantly less than cost for some work and prices which are significantly overstated in relation to cost for other work, and if there is a reasonable doubt that the offer will result in the lowest overall cost to the Government, even though it may be low evaluated offer, or it is so unbalanced as to be tantamount to allowing an advance payment.


FAR 52.216-1 TYPE OF CONTRACT (APR 1984)

The Government contemplates award of a Firm Fixed Price arrangement for Phase I
                                       ----------------------------------------
and a Fixed Price Incentive arrangement for Phase II resulting from this
- ----------------------------------------------------
solicitation.


FAR 52.219-22 SIC CODE AND SMALL BUSINESS SIZE STANDARD (JAN 1991)

(a) The standard industrial classification (SIC) code for this acquisition is
3731          .
- ---------------

(b)(1) The small business size standard is  1000        .
                                           -------------

   (2) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.


FAR 52.233-2 SERVICE OF PROTEST (NOV 1988)

(a) Protests, as defined in section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO) or the General Services Administration Board of Contract Appeals (GSBCA), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from Commander, Naval Sea Systems Command,
Code  02224  , Washington, D.C. 20362-5160.
     --------

(b) The copy of any protest shall be received in the office designated above on the same day a protest is filed with the GSBCA or within one day of filing a protest with the GAO.


FAR SUPP 252.210-7001 AVAILABILITY OF SPECIFICATIONS AND STANDARDS NOT LISTED IN DODISS, DATA ITEM DESCRIPTIONS NOT LISTED IN DoD 5010.12-L, AND PLANS, DRAWINGS, AND OTHER PERTINENT DOCUMENTS (DEC 1991)

Offerors may obtain the specifications, standards, plans, drawings, data item descriptions, and other pertinent documents cited in this solicitation by submitting a request to:

    Standardization Document
    Order Desk, Building 4, Section D
    700 Robbins Avenue
    Philadelphia, PA  19111-5094

Include the number of the solicitation and the title and number of the specification, standard, plan, drawing, or other pertinent document.

NAPS 5252.215-9000 SUBMISSION OF COST OR PRICING DATA (NOV 1987)

(a) It is expected that this contract will be awarded based upon a determination that there is adequate price competition; therefore, the offeror is not required to submit or certify cost or pricing data (SF 1411) with its proposal.

(b) If, after receipt of the proposals, the contracting officer determines that adequate price competition does not exist in accordance with FAR 15.804-3, the offeror shall provide certified cost or pricing data as requested by the contracting officer.

NAPS 5252.243-9000 NOTIFICATION OF APPLICABILITY OF 10 U.S.C. 2405 (NOV 1991)

The contract which will result from an award made pursuant to this solicitation is a shipbuilding contract, and, therefore, any claim, request for equitable adjustment, or demand for payment submitted by the contractor seeking a price adjustment under this contract is subject to 10 U.S.C. 2405.

COST AND PRICING - REVIEW AND EVALUATION (SEP 1990)

Offeror shall, simultaneously with the submittal of its offer, furnish copies of its offer and its cost and pricing data to the cognizant Administrative Contracting Officer and the cognizant Defense Contract Audit Agency for review and evaluation.


MAKE-OR-BUY PROGRAM (NAVSEA) (SEP 1990) (This clause is applicable to the Phase II proposal only.)

Offeror shall submit as part of its proposal a written proposed make-or-buy program in accordance with the requirements set forth herein.

(a) Definition of Make-or-Buy Program:  A make-or-buy program is that part of
    ---------------------------------
each offeror's written plan which identifies the major work efforts, sub-systems, assemblies, subassemblies, and components to be manufactured, developed, or assembled in its own facilities, and those which will be obtained elsewhere by subcontract. The program shall not include raw materials, commercial products or off-the-shelf items unless their potential impact on contract or schedule is critical. A "make" item is any item produced, or work performed, by the offeror or its affiliates, subsidiaries, or divisions. A "buy" item is any item or work effort which will be obtained elsewhere by subcontract.

(b) Requirements of Make-or-Buy Program under this Solicitation.  For purposes
    -----------------------------------------------------------
of this solicitation, the make-or-buy program should not include items or work efforts estimated to cost less than (a) 1% of the total estimated contract price, or (b) $1,000,000, whichever is less.

(c) Factors to be Considered by Offeror in the Formulation of Its Make-or-Buy
    -------------------------------------------------------------------------
Program. Offeror shall consider such factors as capability, capacity,
- --------
availability of small business and labor surplus area concerns as subcontract sources, the establishment of new facilities in or near sections of concentrated unemployment or underemployment, contract schedules, integration control, proprietary processes, and technical superiority or exclusiveness, before identifying in its proposed make-or-buy program that work which it considers it or its affiliates, subsidiaries, or divisions (i) must perform as "must make,"
(ii) must subcontract as "must buy," and (iii) can either perform or acquire by subcontract as "can make or buy".

(d) Information Required in Offeror's Make-or-Buy Program. Offeror shall include
    -----------------------------------------------------
in its proposed make-or-buy program:

  (1) A description of each major item or work effort.

  (2) Categorization of each major item or work effort as "must make," "must buy," or "can either make or buy."

  (3) For each item or work effort categorized as "can either make or buy," a proposal either to "make" or to "buy."

  (4) Reasons for (i) categorizing items and work efforts as "must make" or "must buy," and (ii) proposing to "make" or to "buy" those categorized as "can either make or buy." The reasons must include the consideration given to the evaluation factors described in the solicitation and be in sufficient detail to permit the Contracting Officer to evaluate the categorization or proposal.

  (5) Designation of the plant or division proposed to make each item or perform each work effort and a statement as to whether the existing or proposed new facility is in or near a labor surplus area.

  (6) Identification of proposed subcontractors, if known, and their location and size status.

  (7) Any recommendations to defer make-or-buy decisions when categorization of some items or work efforts is impracticable at the time of submission.

  (8) Any other information the Contracting Officer requires in order to evaluate the program.

SECTION L:  INSTRUCTION TO OFFERORS


                       ENGINEERING DESIGN (PHASE 1) AND
                       --------------------------------
                   DETAIL DESIGN AND CONSTRUCTION PHASE II)
                   ----------------------------------------

                                      FOR
                                      ---

                        STRATEGIC SEALIFT SHIP PROGRAM
                        ------------------------------

                                   SECTION L
                                   ---------

                        PROPOSAL INSTRUCTIONS TO OFFERORS
                        ---------------------------------

  This section of the solicitation comprises information regarding preparation of the proposals for Phase I and Phase II. Offerors are advised that material submitted in excess of that required herein will not be evaluated.

  A. PHYSICAL FORMAT
     ---------------

  Each offeror shall submit separate technical and price proposals for each phase subject to the following requirements and limitations:


   Volume          Title           Page Limit     Copies

     I       Technical Proposal        150           6
                                    Each Phase

     II      Price Proposal         No Limit         4

  Six copies of the Technical Proposal (Volume I) shall be sent to Commander, Naval Sea Systems Command, Department of the Navy, Code 02913, Room 5E40, National Center #3, Washington, D.C. 20362-5160, RFP N00024-93-R-2200(Q),
Technical Proposal, DO NOT OPEN IN MAILROOM, ATTN: Sharie Bourbeau, SEA 02224. Four copies of the Price Proposal (Volume II), shall be sent to Commander, Naval Sea Systems Command, Department of the Navy, Code 02913, Room 5E40, National Center #3, Washington, D.C. 20362-5160, RFP N00024-93-R-2200(Q), Price Proposal, DO NOT OPEN IN MAILROOM, ATTN: Sharie Bourbeau, SEA 02224.

  NO PRICING INFORMATION IS TO BE INCLUDED IN THE TECHNICAL PROPOSAL (VOLUME I).

    The proposals must be presented in standard 8-1/2 X 11" loose leaf binders. The pages are to be type written or printed, single spaced, single sided with no reductions, on standard 8-1/2" X 11" paper. For ease of reading and evaluating, proposals shall be prepared using 10 pitch type with a 1" minimum margin on both left and right hand sides of each page. The Technical Proposal shall consist of no more than 150 pages of text, cover to cover, and exclusive of resumes. Resumes may not exceed one page for each individual. Information such as cover sheets, tabs and indexes will not be counted against the 150 page limit.

    The use of engineering drawings, sketches and schedules are permitted in addition to the 150 page text limit for clarification of text data. A maximum limit of 25 pages is placed for foldouts of drawings, sketches and schedules. Drawings and sketches shall be size limited to 11" X 17". Drawings and sketches shall not be used to circumvent the 150 page text limit.

    The company name of the offeror shall appear at the top of each page of the proposal. The cover page of each proposal shall contain:
    - The document number and title (Volume I
    - Technical Volume II - Price)
    - The item nomenclature and solicitation number of the request for proposal
    - The full company name of the offeror
    - The address of the offeror
    - Offeror's position regarding disclosure of proposal data in accordance with the provision entitled "Restrictions on Disclosure and Use of Data in Proposals"

IN THE EVENT THAT ANY PORTION OF THE TECHNICAL PROPOSAL IS WRITTEN BY SOMEONE WHO IS NOT A BONA FIDE EMPLOYEE OF THE OFFEROR WHO IS SUBMITTING THE PROPOSAL, A CERTIFICATE TO THIS EFFECT SHALL BE SIGNED BY A RESPONSIBLE OFFICER OF THE OFFEROR AND SHALL SHOW THE PERSON'S NAME, EMPLOYMENT CAPACITY, THE NAME OF HIS FIRM, THE RELATIONSHIP OF THAT FIRM TO THE OFFEROR'S AND THE PORTION OF THE TECHNICAL RESPONSE WRITTEN BY THAT PERSON.

    B.  CONTENT REOUIREMENTS
        --------------------

       The offeror should structure the proposal so that the information provided for each category is as comprehensive as possible. Each chapter in the proposal should be sufficiently self-contained to minimize the need to refer to other chapters. If cross references are needed, page and paragraph numbers should be included.

       The solicitation provides the information upon which the response should be based. Section M of this solicitation outlines the evaluation factors for award.

    Offerors are warned that no more than the first 150 pages of their Technical Proposal will be evaluated. Offerors are further warned that any portion of their Technical Proposals that is in excess of 150 pages will be treated in the same manner as late or modified proposals in accordance with the clause located in this RFP entitled "Late Submissions, Modifications and Withdrawals of Proposals."

    The PCO may determine, as a result of proposal evaluation, that discussions will be conducted. Discussions shall not be employed as means to include in an offeror's Technical Proposal, information concerning chapters, factors, or subdivisions thereof, not addressed in evaluation (i.e., in the first 150 pages of the Technical Proposal which was submitted initially). During discussions, if required, each offeror's response to technical questions may result in no more than 25 pages of answers (i.e., the total length of the Technical Proposal is limited to 150 pages and the answers to discussion questions is limited to 25 pages, thus the aggregate limit is 175 pages). The 25 pages are for answers only and substitution pages to the Technical Proposal can be submitted if the change page is a correction or clarification in response to a question. Should it become necessary to conduct more than one round of discussions, the total Technical Proposal and supplemental page limit can be increased at the discretion of the PCO.

    Each factor and sub-factor will be evaluated on how the response meets the requirements of the solicitation. The response that completely addresses all of the solicitation requirements will be judged technically acceptable where as the response that fails to address the requirements of the solicitation is considered to be technically unacceptable.

    The offeror shall address complete systems/procedures within each factor and sub-factor in order to provide evaluators with a fully integrated, total picture of the techniques, methods, and resources which will be used in both phases. The Offeror shall address fully all topics listed in each factor and subfactor.
                            ---
Especially explain approach to the work requirements of this solicitation. In each factor and sub-factor, questions are asked about systems and procedures which pertain to an offeror's assets. Assets which support those systems and procedures should be clearly identified in Phase I Factor IV and in Phase II Factor V - U.S. Yard Facilities section, and the integration of the work of this solicitation with other work performed at the same time should be addressed throughout the proposal, as appropriate.

    The offeror shall provide the percentage of time used and other pertinent details on the multiple use of systems and personnel for all other current and projected work. Total time accounted for, including unassigned time, should equal 100 percent.

  C. TECHNICAL PROPOSAL (VOLUME I) ORGANIZATION
     ------------------------------------------
     The Technical Proposals shall be organized as follows:
       1)   Engineering Design - Phase I
       2)   Detail Design and Construction - Phase II
Only Phase I proposals are to be submitted at time of RFP closing. Phase II are to be submitted in accordance with the Contract Data Requirements List (CDRL), Attachment J-5.

                              ENGINEERING DESIGN
                              ------------------
                                    PHASE I
                                    -------

                         FACTOR I:  TECHNICAL APPROACH

  A. CONSTRUCTION/TECHNICAL APPROACH
     -------------------------------
     This part of the proposal should provide a technical approach to be laid out in a systematic narrative so as to convey a detailed and complete picture of how the Offeror will complete the Technical Requirements. Of special interest are procedures that are innovative or progressive in nature as compared to existing standards, that exceed the current shipbuilding practices used by the offeror in the past five (5) years of shipbuilding efforts. For instance, a significant increase in use of the modular, pre-outfitting approach should be highlighted in the proposal. Similar procedures that are not part of the usual or customary practices of the offerors facility should be explained and specific application to the RFP elements identified and described.

     In the process of meeting the technical requirements of the COR, if the ship is to be constructed in sections and then transported to a different site for assemply, a concept description must be provided in the proposal with detailed description and engineering calculations in the Phase I Engineering Design in accordance with the CDRLs, Attachment J-5.


     (1) A detailed procedure for the process to be accomplished including major work packages to the ship, a detailed schedule of milestones of the work (i.e., floating, attachment, etc.), a detailed sequencing of movement of major parts of the ship and ship sections.

     (2) A detailed statement of specific experience with multiple floating of parts of ships, sequencing of multiple actions, with multiple parts of multiple ships, etc. for the yard and for the individuals involved in key engineering positions.

(3) A detailed procedure for towing the sections to the assembly yard.

(4) Procedures for a detailed structural analysis on both the ship and ship sections and on the dock and dock sections for the dynamics of floating, moving, etc., if the joining is done on a floating dock.

(5) Procedures for fitting up and constructing longitudinal strength when hull sections are joined.

(6) Procedures for joining mechanical systems, at any interface between sections of the ship, and procedures for splicing or pulling cable through interfaces between sections of the ship.

(7) Procedures for insuring that docking blocks are structurally adequate and in correct locations for landing the intact ship and the independent discrete sections of the hull after load shifting.

(8) Procedures for ensuring that unstable ship sections are not floated but remain down and heavy on the blocks when other ship sections are moved in the same dock.

    In addition to the information required above if applicable, all Offeror's shall provide specific information which addresses the following:

       a. Engineering design
          ------------------

       The Offeror shall provide a description of the design approach, including a discussion of all major design and engineering work envisioned indicating whether the design effort is to be accomplished in-house or subcontracted. If the design is to be subcontracted, the Offeror shall identify the design subcontractor or Naval Architecture firm in his proposal, state the rationale for selection and provide a breakdown of the design/engineering work to be accomplished. Additionally, the offeror shall describe how the design effort will be integrated with the shipyard efforts. The offeror shall also describe the technical approach to be used including project objectives,, constraints, approach to standardization, configuration control, ILS integration with engineering design, assessment of risk, development and use of expanded work breakdown structure and quality assurance of the design work.

       Offerors shall provide a phased schedule for all major design/engineering work envisioned, including that to be approved by the Regulatory Bodies and the Classification Society, major subcontractors,, naval architecture and engineering firms, if any, that depicts compliance with the required delivery schedule.

       b. Test and Trials Approach
          ------------------------

       The Offeror shall describe the overall management approach to total ship's testing in sufficient detail to demonstrate a thorough understanding of the testing requirements. The discussion should describe the testing organization required to support the Strategic Sealift Ship program from award through final contract trials including responsibilities and interface with production, design, procurement, quality assurance functions, and Regulatory Bodies and the Classification Society. Provide a description of planned procedures for preparing, validating and submitting test memoranda and trial reports.

       c. Producibility
          -------------

       The Offeror shall describe the technical approach to the ship(s) fabrication, assembly and erection sequence effort. The Offeror's approach shall address the following areas:

         1) Describe the techniques used to construct ship(s) including a description of production deemed necessary for this construction effort
         2) The integration of the construction methodology to the facilities and manpower planned and how this has been used successfully in the past


                        FACTOR II.  LOGISTICS APPROACH

       The Offeror shall describe his overall management approach to Integrated Logistics Support (ILS) in sufficient detail to demonstrate a thorough understanding of the requirements. Provide a detailed description of the procedures, actions, events, and organization intended to be employed to successfully accomplish the ILS Program.

       a. Organizational Approach
          -----------------------

       The Offeror shall provide a brief description of the planned organization of the following ILS components: Provisioning Technical Documentation (PTD), Configuration Management (CM), technical publications development, standardization and Computer Aided Logistics System (CALS). The Offeror for PTD and technical manuals shall specifically describe the methods and schedule to be utilized for development, review and assembling of PTD and technical manuals, including subcontract/vendor flow-down of contract provisions, and the methods for ensuring that PTD content and schedule requirements will be met.

                       FACTOR III:  MANAGEMENT APPROACH

       This part of the proposal should provide a systematic approach which demonstrates a comprehensive understanding and application of management techniques, methods and procedures required to efficiently complete the requirements of the solicitation.

       a. Overall Approach to Management/Organization
          -------------------------------------------

       The Offeror is to describe how the Engineering Design will be managed on the Strategic Sealift Ship program. Describe the program organization and management procedures necessary to provide the design and services required in the Statement of Work. The Offeror is to describe how the project is intended to function within the existing organizational structure. Describe any differences between the existing organization and the organization proposed for the program, including why and how any modifications are being made. Existing or planned organizational relationships with existing business(es), corporation(s), companies or subcontractors shall be completely described including contractual relationships. Project organizational chart(s) are to be provided showing functional relationships, key project personnel (technical and project management), key organizational personnel (identified by name), and other relationships. Show percent of time these key personnel will be dedicated to the program. Describe the authority, functions, and responsibility of the Project Manager and his staff with respect to corporate officials and with respect to the heads of the offeror's functional organizations. Identify other ship construction and/or conversion projects of similar size and complexity successfully undertaken by the offeror's firm during the past ten years.

       b. Management Experience and Performance
          -------------------------------------

       The Offeror shall describe experience over the past ten years in ship design and construction and/or conversion. Provide general description of programs completed or in process. Details provided should be sufficient to give clear understanding of the magnitude and complexity of the shipbuilding programs undertaken. For the most relevant and similar ship design accomplished, describe in detail the nature and scope of the work accomplished. Relate this experience to the perceived/stated requirements of the program. Of special importance are the similarities between the Offeror's past shipbuilding programs and the Strategic Sealift Ship program as it relates to the characteristics, overall management, design and design integration, ship systems, ILS, critical equipment procurement, major subcontractors, cost performance versus budget, production planning and control, and production methods and concepts employed. Discussion should include statements and an explanation of the similarities and differences between those programs and this program in scope of work, technical approach, and schedule.


                       FACTOR IV:  U.S. YARD FACILITIES

    In accordance with 10 U.S.C. 7309 none of the funds provided for the construction or conversion of any vessel to be constructed shall be expended in foreign shipyards for the construction of major components of the hull or superstructure of such vessel. The Offeror shall document that the construction. shipyard is a United States shipyard equivalent to a Master Ship Repair Agreement (MSRA) Yard and has capability and facilities to construct the Strategic Sealift ship(s). Specifically, the Offeror shall describe how the facilities meet the requirements of NAVSEAINST 4280.2B of 8 Aug 1988, less enclosure (2). The Offeror shall describe the facilities, both in-house and subcontracted, available to perform the contract. The utilization rate shall be discussed if an item supports more than one ship, including the time-phased utilization of key facilities such as shops, drydocks, building ways, berths, etc. for firm and projected work. The description shall include "nonfacility" resources such as special or unique equipment, cranes and special tools.

MAIN ENGINE QUALIFICATION

    The Contractor is required to complete Phase I Engineering Design using candidate engines presently qualified, or that will be qualified in accordance with the Circular of Requirements (COR) prior to the date the Contractor submits its Phase II technical proposal. Award of Phase II contract(s), for detail design and construction of Strategic Sealift ships will be based upon a contract design which includes main propulsion engines which meet the COR qualification requirements. However, subsequent to contract award, the Government will entertain an Engineering Change Proposal (ECP) to utilize alternative main propulsion engines, provided that:
                                     --------

(i) the alternative engines satisfy all performance requirements set forth in the COR;

(ii) the alternative engines have met the COR qualification requirements prior to submission by the Contractor of the ECP;

(iii) the alternative engines satisfy requirements for domestic production set forth in section 1424 of P.L. 101-510, as amended by section 1015 of P.L. 102-190, and Special Contract Requirement, Section H, Requirements for Domestic Manufacture of Certain Shipboard Systems and Equipment; and

(iv) the ECP includes a downward adjustment in the target price, target profit and ceiling price on the contract and no change in the ship delivery date(s).

                                     198 a

ACQUISITION, DETAIL DESIGN AND CONSTRUCTION PROPOSAL
- ----------------------------------------------------
                                   PHASE II
                                   --------

                        FACTOR I:  SHIP CHARACTERISTICS

    The Offeror shall describe how the proposed contract design submitted during Phase I satisfies all COR minimum requirements for the required ship characteristics. Specifically, the proposed contract design must demonstrate ship characteristics that meet or exceed the COR minimums in the following areas:

    - Maximum length overall = 950.0 ft
    - Maximum beam = 106.0 ft
    - Speed = minimum 24 knots @ draft at design load departure condition and 90% of the installed engine rating (Maximum Continuous Rating
              (MCR)).
    - Minimum area per shp of RO/RO decks =
              300,000 sq ft (enclosed)
              380,000 sq ft (total)
    - Endurance

                        FACTOR II:  TECHNICAL APPROACH

    a. Detail Design
       -------------

    The Offeror shall provide a description of the design approach including a discussion of all major design and engineering work envisioned (including manhours estimate and schedule), indicating whether the detail design effort is to be accomplished in-house or subcontracted. If the detail design is to be subcontracted, the offeror shall identify the subcontractor or naval architecture firm in the proposal, state the rationale for selection and provide a breakdown of the design/engineering work to be accomplished. Additionally, the offeror shall describe how the detail design effort will be integrated with the shipyards' construction effort. The Offeror shall also describe the technical approach to be used including project objectives, constraints approach to standardization, configuration control, ILS integration with detail design, assessment of risk, development and use of work breakdown structure, quality assurance of the design work, release of drawings to production, specification release to procurement, and a concise summary of work element descriptions.

    b. Major Milestone (Key Event) Schedule
       ------------------------------------

    The Offeror shall provide an integrated schedule of all major phases and key events (plan of action and milestones) for accomplishing the detail design and construction from contract authorization through final acceptance trials. The Offeror shall provide the following information in sufficient detail to demonstrate his ability to meet the detail design and construction schedules (For uniformity, Contract Award date will be day/month zero (0). Key events are to be shown as "Days After Contract Award" (DAC) or "Months After Contract Award" (MAC), as appropriate).

       (1) Design Schedule - The Offeror shall provide a phased schedule for all
           ---------------
design/engineering work envisioned, including that to be accomplished by subcontractors, naval architecture and engineering firms, if any. The correlation between the design schedule and schedules for procurement, production, outfitting and test/trials shall be shown.

       (2) Procurement Schedule - The Offeror shall provide a materials ordering
           --------------------
and delivery schedule showing availability date of procurement specifications from engineering, target dates for placement of major purchases, and delivery dates which support the production schedule. Long lead items shall be identified as to item, order month and lead time in months on the procurement schedule.

       (3) Construction (Production)/Outfitting Schedule - The Offeror shall
           ---------------------------------------------
provide a phased schedule for accomplishment of all major elements of work involved in the construction (including outfitting) of the ship, including time spans and completion of key events. General working schedules and milestones shall be compatible with design and procurement schedules, receipt of Class Standard Equipment and availability of shipyard facilities. Indicate start and completion dates for major construction areas including such item(s) erection sequence, joining of modules, landing of major machinery items, space close-outs outfitting, and test/trials phases.

       (4) Test and Trials Schedule - The Offeror shall provide a phased,
           ------------------------
sequenced schedule addressing ship tests and trials. The schedule should include factory and installation tests for major equipment, system tests, dock trials and sea trials. Time spans should be indicated for groupings of similar tests and for system grooming, etc. If applicable, include a description of any model test and mock-up programs to be performed.

    c. Noise Control
       -------------

    The Offeror shall discuss the approach to be taken to comply with the noise control requirements of the specifications. Include discussions of requirements analysis approach to establish noise design guidelines and procedures for detection and correction of deficiencies found during surveys and during trials.

    d.   Test and Trials Approach
         ------------------------

    The Offeror shall describe the overall management approach to testing in sufficient detail to demonstrate a thorough understanding of the testing requirements. The discussion should describe the testing organization required to support the Strategic Sealift Ship program from contract authorization through preliminary acceptance trials including responsibilities and interface with production, design, procurement, and quality assurance functions. Provide a description of planned procedures for preparing, validating and submitting test memoranda and trial reports.

    e.   Weight and Moment Control
         -------------------------

    The Offeror shall provide a Preliminary Allocated Baseline Weight Estimate of the Strategic Sealift Ship. It shall consist of the offeror's estimate of the light ship, full load, and capacity load displacements and their associated drafts, list, trim, KG and GM, uncorrected but corrected for free surface effect. Items shall be grouped in accordance with the Expanded Ship Work Breakdown Structure three digit system. The estimate shall contain estimated values for Detail Design and Building Margins. The technical analysis that substantiates the margin values shall be submitted as an appendix to the weight estimate. The format and content shall be in accordance with DOD-STD-2137 (SH) "Contractor's Design Mass Properties Estimate".

    The Offeror shall describe the management objectives, methods and procedures that will be used to monitor the processes to assure that all weight data flows quickly to the right people, that weight is a consideration in the selection of equipment and materials and in the design/engineering development, and that the weight reports are accurate and timely. The offeror shall describe his weight control organization and its place in his overall program management, identify key personnel, and provide a summary of weight control experience. Identify critical points when the weight parameters will be verified, how they shall be verified, and how corrective action will be taken if required. The offeror must stipulate if weight control is being subcontracted and what special management effort is being planned to assure the interface control between the various weight information sources and the weight control personnel are properly functioning. If subcontracted, the offeror shall provide the rationale for the subcontractor selection.

                         FACTOR III: LOGISTICS APPROACH

    a.   Organization and Approach
         -------------------------

    The offeror shall describe the approach to Integrated Logistics Support
(ILS) planning. The offeror shall provide a description of procedures, actions, events, and organization intended to be employed to successfully accomplish the ILS Program. Describe the management approach for compliance with the ILS requirements contained in the schedule and the Strategic Sealift Ship construction specifications/attachments and its interface with other areas such as engineering, procurement and production.

    The offeror shall provide a brief description of the planned organization of the following ILS components: Provisioning Technical Documentation (PTD), Configuration management (CM), technical publications development, provisioning, procurement, outfitting and crew familiarization training. In the PTD and technical manuals description, specifically describe the methods and schedule to be utilized for development, review and assembling of PTD and technical manuals, including subcontract/vendor flow-down of contract provisions, and the methods for ensuring that PTD content and schedule requirements will be met.

    b.   Data Management
         ---------------

    The Offeror shall describe the organization and procedures to be used in management of the Contract Data Requirements List/Data Item Description (CDRL/DID) requirements. The discussion shall include scheduling of completion, internal review/approval, and timely submission of the data specified in the CDRL to the regulatory body and Government including vendor submittals.

    c.   Material Management/Outfitting
         ------------------------------

    The Offeror shall describe overall management approach and the specific procedures that will be employed for control, verification, and validation of vendor specification compliance with providing material and equipment under the Strategic Sealift Ship construction specifications.

    List the most schedule-critical items to be purchased and state the rationale for the selection of the items. For the three (3) most critical items on the list, provide information on the proposed sources and the method of procurement to be used; indicate the administrative lead time for procurement and the approximate date required to support an orderly construction process. Describe how any apparent conflicts in delivery and need dates will be overcome and any contingency plans (i.e. work arounds) that will be employed.


    d.   Configuration Management/Standardization
         ----------------------------------------

    The Offeror shall describe his approach to procurement of Strategic Sealift Ship equipment and logistics documentation with respect to the procedures and methods used to optimize intra-Navy standardization. Describe the procedures to be used to define the configuration baseline and maintain control of changes to keep baseline documentation current with approved changes and the method of timely dissemination of current baseline information to the shipyard workforce and subcontractors/vendors. This includes the impact of vendor equipment changes. Explain the process to be used to ensure that the final data delivered to the government reflects the "as built" configuration of the Strategic Sealift Ship.

    e.   Computer Aided Logistics System (CALS)
         --------------------------------------

    The Offeror shall describe his approach to the implementation of the CALS requirement as required in Attachment J-9.


                       PACTOR IV - MANAGEMENT CAPABILITY

    a.   Overall Approach to Management/Organization
         -------------------------------------------

    The offeror is to describe how the detail design and construction program will be managed. Describe the program organization and management procedures necessary to conduct the design and construction effort required by the Statement of Work. The offeror is to describe how the project is intended to function within the existing organizational structure. Describe any differences between the existing organization proposed for the program, including why and how any modifications are being made. Existing or planned organizational relationships with existing business(es), corporation(s), companies or subcontractors shall be completely described including contractual relationships. Project organizational chart(s) are to be provided showing functional relationships, key project personnel (technical and project management), key organizational personnel (identified by name), and other relationships. Resumes are required for key program personnel. Show percent of time these key personnel will be dedicated to the program. Describe the authority, functions, and responsibility of the Project Manager and his staff with respect to corporate officials and with respect to the heads of the offeror's functional organizations.

    b.   Major Subcontractors/Relationships
         ----------------------------------

    The Offeror will identify major subcontractors planned for employment in the design and construction program. Indicate their general area of involvement. Discuss methods that will be used to provide overall direction and guidance, track progress and status, and integrate major subcontractor work with work performed by in-house personnel. The discussion should emphasize the flow of management accountability and the degree to which major subcontractor efforts will be incorporated into the offeror's overall scheduling system. Provide letters of intent that named major subcontractor(s) will be available in the event a contract is awarded. Describe the procedures to be used to establish schedule, technical and quality control over all subcontractors. Include procedures for providing assistance to these subcontractors when needed.


    c.   Cost/Schedule Control (including Change Order Control)
         ------------------------------------------------------

    The offeror shall provide the planned approach for compliance with internal Cost/Schedule Control Systems Criteria (C/SCSC) requirements. This is set forth at DFARS 252.234-7000 and 7001. This system is to be operational for any Phase II effort. Identify existing management systems separately from modifications proposed to meet the criteria. The offeror shall:

         (1) Describe the management systems and their application in all major functional cost areas such as engineering, manufacturing/production and testing, as related to development of the work breakdown structure, planning, budgeting, scheduling, work authorization, cost accumulation, measurement and reporting of cost and schedule performance, variance analysis, and baseline control;

         (2) Describe compliance with each of the criteria, preferably by cross referencing appropriate elements in the description of systems with the checklist for C/SCSC contained in AFSCP/AFLCP 173-5, DARCOM-P 715-5, NAVMAT P-5240, Cost/Schedule Control Systems Criteria Joint Implementation Guide;

         (3) Identify major subcontractors, or major subcontracted effort and in the event that major subcontractors have not been selected, what is planned for application of the above criteria;

         (4) Describe the proposed procedure for administration of the criteria as applied to subcontractors;

         (5)   Describe the preparation and submittal of Cost Performance
Reports;

        (6) Describe the procedures to be used to manage the change order process so as to provide for timely identification and adjudication of change related problems, and to minimize the impact of so-called "constructive" changes.

        (7) If the offeror is utilizing Cost/Schedule Control Systems which have been previously accepted or is operating such systems under a current Memorandum of Understanding, submit evidence of such in lieu of 1 and 2 above;

    d.   Ouality Assurance
         -----------------

    The Offeror shall describe the overall management approach to Quality Assurance (QA) in sufficient detail to demonstrate that the planned approach is an integral part in all phases of the program. Explain the establishing, implementing and maintaining of QA measures in order to assure the delivery of products that fully conform to contract requirements and the specifications.
The discussion should include identification of the QA responsible positions within the offeror's organization, the general procedures to be used for identification and resolution of deficiencies, and a description of the authority of the QA organization when interfacing with other departments within the offeror's organization (e.g. production), with subcontractors/vendors, (both in the yard and off-site locations) and with the Government and regulatory body.

    e.   Shipbuilding Experience
         -----------------------

    The Offeror shall discuss the last 5 years experiences in meeting contractual delivery dates and justification for missed contractual delivery dates. Provide differences between the contract delivery date (at time of award) and actual delivery date in months (i.e. calendar days of elapsed time divided by 30). Discuss the last 5 years experience concerning final cost of shipbuilding programs in comparison to original cost (at contract award) and explain the differences. If any ship program did not meet specified performance or weight requirements, explain the situation and discuss the cause. Discuss lessons learned from the offeror's experience.


                        FACTOR V - U.S. YARD FACILITIES

    a.   Facilities
         ----------

    The offeror shall describe the major facilities deemed necessary to perform the program. Include a statement that the offeror now has, or will acquire, without cost to the Government all necessary facilities to perform the program, or:

       (1) Indicate and estimate the cost of each of the items of industrial facilities to be acquired.

       (2) State that the offeror has, or will acquire without cost to the Government, all other necessary facilities necessary to meet "Master Ship Repair" (MSR) yard criteria in accordance with NAVSEAINST 4280.2B of 8 Aug 1988.


       (3) List any Government owned facilities to be used in the performance of this contract. Provide documentation supporting both the authorization to use and availability of such facilities.

    If a major facilities expansion is required (over $1 million), the offeror must provide his plan for the expansion, including the funds required, the source of funds, and the schedule for completion.

       (A)   Yard Layout - Provide a plat showing the layout of the entire yard.
             -----------
Describe and give the dimensions of major facilities such as warehouses, ways, drydock(s), platens, piers, offices, etc. The proposal should provide the dimensions of the pier(s) at which the Strategic Sealift Ship will be located and demonstrate that crane capacities and outreaches are adequate for all post-launch construction efforts. Graphically indicate on this plat how construction proceeds in general terms and in sequence (e.g. fabrication, erection, outfitting, etc.). Provide a brief narrative of this process including a discussion of pre-outfitting (if intended) or the structural modules and the construction process. Provide current chart of route from yard to intended trial areas showing sufficient depth of water for safe navigation at design load draft (minimum of two (2) feet of clearance under the ship and appendages). If outfitting and final loading is planned for an alternate facility, show sufficient depth of water for safe transit to that facility at the projected draft and then show sufficient depth of water for safe transit to intended trial areas at trial load draft.

       (B)   Ways/Drydocks - Provide a brief physical description of the ways or
             -------------
drydocks including alongside services and weight handling at the site where construction will take place, to demonstrate the capacity to accommodate the ship drydocking. Provide a comparison of the way/drydock capacity to the requirements. The docking and handling system proposed must satisfy the Strategic Sealift Ship specification requirements for the technical characteristics of the ship design: principal dimensions, weights, appendages and any other characteristics that affect construction ways and drydock size or capacity. If the construction way or drydock is not currently certified, the offeror must present his plan to obtain certification. This plan shall include any required redesign or modification of the facilities to meet certification requirements.

       (C)   Shops, etc. - Provide a brief description of shop equipment and
             -----------
facilities demonstrating that they are adequate and have the capacity to support construction of the ship. Include quantitative through-put (e.g. feet of pipe per month, tons of steel per month, etc.). This may be demonstrated in part by comparison to prior vessels of similar size and complexity which were constructed previously using these facilities, for the following:

       . Individual production shops
       . Materials storage and staging areas
       . Prefabrication production and staging areas
       . Crane capacity and number
       . Certifiable drydock and building ways including
            capacity
       . Construction slabs
       . Segregated equipment storage areas
       . Design facilities
       . Document production and storage
       . Special/unique equipment
       . Special tools
       . Facilities for binning, packaging of outfitting items
       . Test equipment for ship tests and trials
       . Nucleus crew and crew familiarization facilities layout . Employee support
       . SUPSHIP facilities
       . Ship berthing location
       . Facilities accessibility in terms of water depth,
            tides, bridges, and routes to sea
       . Physical security including heavy weather protection and security

    b.   Total Manpower/Utilization
         --------------------------

    The Offeror shall provide a detailed listing of current total yard employment broken down by organizational element, by discipline and skill level. Relate and compare the listing separately with estimated Strategic Sealift Ship requirements and total known and projected work. Provide direct labor manning curves for total yard (by trade/skill) that clearly indicates the offeror's estimated manpower requirements for the program and all known or projected work, assuming the award of the Strategic Sealift Ship construction, for the duration of the effort (from detailed design through preliminary acceptance of the ship). Indicate the scheduled time period for the ship and the approximate total mandays of effort anticipated. Manpower allotted for the program should be identified as part of the overall yard labor. Specifically identify critical engineering, logistics, production, fabrication and assembly manpower that are now on board and available versus those required for the program and all other known and projected work. Discuss how additional skilled manpower, if required, will be acquired and trained, including sources and timeframes. Provide as evidence of ability to acquire additional skilled trade personnel: previous manning levels achieved within the past two years (identified by trade), planned hiring rate against past history, and/or union, federal, state or local government labor statistics. For other than direct labor, discuss plans for acquiring additional personnel where shortfalls are indicated. Specifically discuss any apparent conflicts between Strategic Sealift Ship resource requirements and other workload, citing proposed work around techniques and rationale to be used to establish relative priorities. Manpower projections should be expressed in equivalent man weeks based on a 40 hour work week (or if another shipyard standard is used, it should be precisely defined.)

        D.    PRICE PROPOSAL (VOLUME II) ORGANIZATION
        ---------------------------------------------

    The Offeror shall submit price proposals in a sealed envelope along with a signed copy of the RFP and all amendments thereto for each phase as required.

    Each phase's price proposals shall be effective for one hundred-twenty (120) days from the closing date for receipt of proposals. Offerors shall provide pricing information for each data item of each phase. Failure to provide such information may cause an offeror's proposal to be rejected.

                       SECTION I - SUMMARY PRICE DATA

                                   PHASE I
                                   -------

1.1  Price Summary
     -------------

    One price summary for CLIN 0001 shall be furnished presenting the total of all cost elements for the total effort, not to exceed $1,200,000.00.


                                  PHASE II
                                  --------

1.1  Price Summary
     -------------

    All cost information submitted pursuant to this paragraph is for the exclusive use of NAVSEA and shall contain the following data:

       a. For each ship proposed, the Offeror shall include a price breakdown using both of the attached NAVSEA cost accounting forms within each price proposal copy: Unit Price Analysis -- Basic Construction NAVSEA Form 4280/2 (6-75) and Unit Price Analysis Summary (by Ship's Work Breakdown Structure) NAVSEA Form 4280/2A (8-78). The cost breakdown by groups shall be in accordance with the definitions on the reverse side of the NAVSEA 4280/2 form. It is imperative when using Forms 4280/2 and 4280/2A that offerors show all costs in October 1992 dollars. All remaining Item/Option Items will be fully forward priced. Evaluation criteria is contained in Section M.

          (1) A completed Unit Price Analysis - Basic Construction (NAVSEA Form 4280/2 (6-75)) shall be provided for Contract Line Items 0003, 0103, 0203, 0303 and 0403.

         (2) A completed Unit Price Analysis - Basic Construction (NAVSEA Form 4280/2) and Unit Price Analysis Summary (NAVSEA 4280/2A (8-78)) by Ship's Work Breakdown Structure shall be provided for Contract Line Items 0007, 0107, 0207, 0307 and 0407. It is imperative when using Forms NAVSEA 4280/2 and NAVSEA 4280/2A the offerors show all cost in the October 1992 dollars.

         (3) The backup data, upon which the offer is based, shall be traceable to past performance demonstrated by the offeror. If the offeror intends to use new and innovative techniques as significant improvement in cost, the nature of these techniques and their impact on cost or price shall be explained and linked to current performance. Backup work sheets shall identify non-recurring manhours and material cost for elements of design, engineering, construction and support. The offeror's Price Proposal shall be consistent with his Technical Proposal; differences shall be fully explained.

    b. The offeror shall provide substantiation for the method used to derive the direct labor rates such as forward pricing rate agreements, union agreements, escalation assumptions, etc.

    c. List major subcontract areas for items costing $500,000.00 or more (e.g., joiner package, deck covering, insulation, firefighting system, cable installation, detail design, etc.). Identify the cost for each major area of subcontracting and the major SWBS cost group within which each major area if subcontracting is included.

    d. Each offeror shall also be prepared to submit within five (5) days, if required by the Contracting Officer, two (2) copies of a completed Form SF 1411 for each separately priced contract line item and option item, and two
(2) copies of the cost estimate which was prepared to Offeror's own accounting subdivisions, along with backup sheets showing, in addition to labor man-hours and material costs, the material quantities, unit prices and cost estimating relationships upon which the offer was based. The Contracting Officer reserves the right to require that the submitted prices of any subcontractor or other pertinent data also be furnished promptly upon request.

    e. Any proposal which is materially unbalanced as to target prices for the basic quantities may be rejected as unacceptable.

    f. Target profit, if proposed, must be reasonable in light of the Department of Defense profit policy set forth in the DOD FAR SUPP.

    g. Facilities Capital Cost of Money, if proposed, must be included and be uniformly applied. If Facilities Capital Cost of Money is not proposed, such costs shall be unallowable, and resulting contract shall include FAR Clause 52.215-31. A DD Form 1861 shall be submitted in support of any Facilities Capital Cost of Money proposed.

    h. All cost information submitted pursuant to this solicitation is for the exclusive use of Government representatives and will be treated as business confidential and will not be publicly disclosed, provided that, where a request for disclosure of such cost information is submitted to the Government pursuant to the Freedom of Information Act (5 U.S.C. 522a), the Government will not disclose the offeror's cost information if public disclosure of such information would substantially harm the offeror in its competitive position. In order to protect against disclosure, the information should be enclosed in a sealed envelop marked "COST BREAKDOWN--NOT To BE PUBLICLY DISCLOSED". Each page shall be marked appropriately.

    i. "Management cost adjustment" or similar reductions to the offeror's proposal prices shall be supported by the same data as stated above.

    j. Shipyard overhead data shall be provided in accordance with the attached cost accounting form: Overhead Estimation Data Form dated 1/87 (SEE Section J).

    k. Give a brief outline, in each of the nine major Ship's Work Breakdown Structure (SWBS) cost groups, of what current/past ship construction and/or conversion and repair efforts were used as the basis to develop the manhour and material portions of the proposal.

    1. Provide a brief description of construction services estimate development. Provide the rationale, citing recent experience which supports the estimate in the proposal.

    m. Indicate how the costs for first line supervisors are charged to either direct labor or are included as part of overhead listed in the proposal. Identify exactly by major SWBS cost group where this cost is charged (using manhours or percent, as appropriate).

    n. Specify whether or not a current labor agreement was used as the source for the labor rates listed in the proposal. If not, explain the basis for the labor rates.

    o. Provide a detailed explanation of how overhead costs used in the proposals were developed. Describe what the overhead pool contains and outline current workload and future workload projections, as well as contract commitments considered in developing overhead costs.

    p. Identify the fifteen largest material cost items contained in the proposal, exclusive of those previously identified as subcontracted out, or as spares and repair parts. Identify these items by name and number (as applicable), cost and major SWBS group.

    q. In addition, one (1) complete copy of all cost information shall be furnished in machine readable format. This format shall be in LOTUS 1-2-3 spreadsheet Release 2.01 or ASCII format data files on IBM compatible Personal Computer system using the MS-DOS operating system on a 360 KB 5.25" double-side double -density disk. The spreadsheets generated shall replicate the format of the cost tables. All cells containing derived data shall be presented together with the formulas used to derive the data.

                                 PHASE I AND II
                                 --------------

1.2  Additional Financial Information
     --------------------------------

    Upon Contracting Officer request any or all of the following shall be furnished to the Naval Sea Systems Command within five days:

       (1) Balance Sheet and Statement of Income and Retained earnings for the last three accounting years, prepared and certified by an independent public accountant and including his comments and notes. If the company is publicly held the Annual Report to stockholders will contain these statements with certification.

       (2) Interim Balance Sheet and statement of Income and Retained Earnings for the period ending not more than sixty (60) days prior to the proposal due date. If these statements are prepared by management, a corporate officer must certify as follows:


       "To the best of my knowledge, the accompanying Balance Sheet and Statements of Income and Retained Earnings present fairly the financial portion of (company) on (date) and the results of its operations
                   ---------    ------
       for the period then ended, conform with generally accepted accounting principles applied an a basis consistent with that of the preceding year."

       (3) For the past three years a list of fixed expenses (i.e. taxes, leases).

       (4) Company-wide cash flow projection for the period of contract performance.

       (5)   Company-wide current aging of accounts receivable.

       (6) Company-wide current aging of accounts payable with each account past due ninety (90) days or more designated.

       (7) Backlog and dollar value of Government and Commercial contracts on hand.

       (8) Any known contingencies which may adversely affect cash flow during the performance period of this effort (i.e. tax liabilities, lawsuits).

       (9) Any additional financial information necessary to substantiate the offeror's price breakdown.

       (1O) Letter from bank or other lending institution, regarding existing or contemplated financing, setting forth the maximum amount available, amount available at time of the bid or proposal, terms and conditions of the loan and any restrictions imposed by the terms thereof.

       (11) A Corporate Guarantee from the Corporate Parent Company of the Offeror. Such Guarantee, to be submitted in a form acceptable to the Government, shall provide for the unconditional guarantee by the Corporate Parent of the full and faithful performance of the contract by its subsidiary. The Contracting Officer nay request such a Guarantee of the apparent low offeror prior to award based on the Offeror's financial condition.

1.3.  Coginizant DCAA and ACO Offices
      -------------------------------

    If known, the address and telephone number of the cognizant Defense Contract Audit Agency office and Administrative Contracting Officer shall be furnished in this section.

1.4.  Other Information
      -----------------

    Each offeror shall submit and negotiate a Small Business and Small Disadvantaged Business Subcontracting Plan which addresses separately subcontracting with small business concerns and small disadvantaged business concerns. This plan should be of the form and content described in the clause of this solicitation entitled "SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PLAN" (FAR 52.219-9), and shall be included in and made a part of the resultant contract. The plan shall be negotiated within the time specified by the Contracting Officer. Failure to submit and negotiate the Subcontracting Plan shall make the Offeror ineligible for award of a contract. This requirement does not apply to small business concerns.



                  SECTION II - COMPLETED RFP AND ALL AMENDMENT
                  --------------------------------------------

Phase I and II: This section shall consist of the entire solicitation itself,
- ---------------
signed and completed by the offeror and the Small and Small Disadvantaged Business Plan. The offeror shall complete all certifications and representations in the solicitation.

SECTION M:  EVALUATION FACTORS FOR AWARD


A.   GENERAL:
- -------------

1. Your attention is directed to FAR 52.215-16 in Section L entitled "CONTRACT AWARD," which provides that: "The Government will award a contract(s) resulting from this solicitation to the responsible offeror(s) whose offer(s) conforming to the solicitation will be most advantageous to the Government, cost or price and other factors specified elsewhere in this solicitation considered." This section contains the specific evaluation factors for award of a contract or contracts pursuant to this solicitation.

2. Offerors are advised that the Government intends to make award(s) on the basis of initial proposals without conducting discussions with offerors, but reserves the right to conduct discussions if determined by the Contracting Officer to be necessary (see paragraph (c) of FAR 52.215-16). Therefore, each initial offer should contain the offeror's best terms from a cost or price and technical standpoint.

3. Evaluation of the identified option items will not obligate the Government to exercise any such option. Any proposal which is materially unbalanced as to the proposed prices for the basic and option item(s), or as to the prices for different option quantities, may be rejected as unacceptable. An unbalanced proposal is one that is based on prices which are significantly less than cost for some work and prices which are significantly overstated for other work.

4. Offerors are cautioned that failure of the price proposal for detail design and construction (Phase II) to fully reflect the effort described in the technical proposal may be grounds for the Government to determine that the offeror does not adequately understand the effort required under the proposed contract and may result in a determination that the proposal is unacceptable. Offerors are further cautioned that submission of a price proposal for detail design and construction which is determined by the Government to be unrealistically low, when considered in conjunction with the offeror's financial condition, may result in a negative responsibility determination by the Contracting Officer.

5.   Award will be made only to an offeror or offerors whose proposal(s) is
(are) determined to be technically acceptable. Only one offer for each shp construction quantity will be accepted from each offeror. Alternative proposals will not be accepted by the Government. Additionally, offerors are advised that the Government will not evaluate any information not contained within the body of the proposal. Letters of transmittal and/or cover letters that forward the proposal to the Government are not considered part of the body of the proposal. Offers for Engineering Design (Phase I) and Detail Design and Construction (Phase II) effort will be accepted only from U.S. shipyards.

6. All contracts awarded pursuant to either Phase I or Phase II of this solicitation need not be awarded concurrently. The Government reserves the right to award contracts at different times.

B.   ENGINEERING DESIGN (PHASE I):
- ----------------------------------

1. Listed below are the categories which will be evaluated by the Government in selecting a source or sources for performance of the Phase I (Engineering Design) effort described in CLIN 0001 of Section C of this solicitation.

            a.   Technical; and
            b.   Price

2. The Government's evaluation of each offeror's Technical Proposal will be based on the factors and sub-factors listed below and described in that portion of Section L of this solicitation entitled "PROPOSAL INSTRUCTIONS TO OFFERORS", specifically, the portion of Part C thereof entitled "ENGINEERING DESIGN PROPOSAL".

            a.   Technical Approach
              1)   Construction/Technical Approach
                   a)   Engineering Design
                   b)   Test and Trials Approach
                   c)   Producibility

            b.   Logistics Approach
                   a)   Organizational Approach

            c.   Management Approach
                   a)   Overall Approach to Management/Organization
                   b)   Management Experience and Performance

            d.   U.S. Yard Facilities

The Government's evaluation and determination of technical acceptability shall be made in accordance with the following definitions:

       Acceptable: The offeror's proposal meets all requirements of the
       -----------
       solicitation; any deficiencies in the offeror's proposal are considered to be minor. In those cases where the offeror's construction approach is innovative as described in Section L under Phase I, Factor I, American Bureau of Shipping Certification of Acceptability will be accepted as evidence that the proposed approach is technically acceptable.

       Unacceptable: The offeror's proposal does not satisfy the solicitation
       -------------
       requirements, contains major weaknesses, omits information needed to determine whether the proposal meets the solicitation requirements, contains information that is erroneous or contradictory to the solicitation requirements, or otherwise fails to satisfy the minimum requirements of the solicitation, and (if the Government chooses to
                                         ---
       hold discussions) the proposal cannot be made acceptable without significantly changing the proposal.

Offerors are cautioned that an unacceptable evaluation in any single factor or sub-factor may result in a Technical Proposal which is determined to be unacceptable.

3. The Government will evaluate each offeror's pricing proposal to assure that the offeror's proposed firm fixed price for performance of the effort delineated under CLIN 0001 of this solicitation does not exceed the Limitation specified in Section L for performance of Engineering Design (Phase I) (i.e., $1,200,000.00).

4.   BASIS FOR AWARD:
     ----------------

     The Government intends to award multiple contracts for performance of Engineering Design (Phase I) effort. A contract for performance of Phase I effort will be awarded to each responsible offeror whose proposal is responsive to the solicitation and has been determined to be technically acceptable, and whose proposed firm fixed price for CLIN 0001 does not exceed the limitation specified in Section L for performance of Engineering Design (Phase I) (i.e., $1,200,000.00).

C.  DETAIL DESIGN AND CONSTRUCTION (PHASE II):
     ------------------------------------------

1. This section explains the Government's evaluation of proposals for award of a contract or contracts for Detail Design and Construction of Strategic Sealift Ships (Phase II). This evaluation will include each offeror's Technical and Pricing Proposal for performance of the Detail Design and Construction effort set forth in CLINs 0003-0011 and option CLINs 0012-0412 of this solicitation, and the Contract Design and related documentation developed
                   ---
by each offeror during Engineering Design (Phase I). Failure of an offeror to submit complete, acceptable Phase I Engineering Design documentation will result in that offeror's Phase II proposal being evaluated as technically unacceptable. SUBMISSION OF PHASE I ENGINEERING DESIGN DOCUMENTATION AND RECEIPT OF PROPOSALS FOR DETAIL DESIGN AND CONSTRUCTION SUBSEQUENT TO THE DATE AND TIME ESTABLISHED BY THE CDRL, ATTACHMENT J-5, WILL BE SUBJECT TO THE PROVISIONS OF FAR 52.215-10, ENTITLED "LATE SUBMISSIONS, MODIFICATIONS AND WITHDRAWALS OF PROPOSALS (DEC 1989)."

2.  TECHNICAL EVALUATION:
     ---------------------

     The Government will evaluate each offeror's Technical Proposal and associated Contract Design and related documentation based upon the factors and sub-factors set forth below. The Government's evaluation and determination of acceptability shall be made in accordance with the definitions set forth in paragraph B.2, above. Offerors are again cautioned that an unacceptable evaluation in any single factor or sub-factor may result in the offeror's Phase II proposal being evaluated as technically unacceptable overall.

I.  Ship Characteristics - The offeror's proposed contract design and related
    --------------------
documentation (i,.e. Phase I output) must satisfactorily indicate that each vessel constructed to that design will satisfy all minimum design and
                                               ---
performance parameters set forth in the COR, including but not limited to speed, cargo area and endurance.

II. Technical Approach - The offeror's proposal must be evaluated as being
    ------------------
acceptable in each of the sub-factors listed below and described in Phase II, Section L of this solicitation. Acceptability will be determined in accordance with the definitions provided in paragraph B.2., above. Offerors are cautioned that an unacceptable evaluation in any single sub-factor may result in a Phase II Proposal which is determined to be technically unacceptable overall.

         a)   Detail Design
         b)   Major Milestones (Key Events) Schedule
         c)   Noise Control
         d)   Test and Trials Approach
         e)   Weight and Moment Control

III.   Logistics Approach - The offeror's proposal must be evaluated as being
       ------------------
acceptable in each of the sub-factors listed below and described in Phase II, Section L of the solicitation. Acceptability will be determined in accordance with the definitions provided in paragraph B.2., above. Offerors are cautioned that an unacceptable evaluation in any single sub-factor may result in a Phase II proposal which is determined to be technically unacceptable overall.

         a)   Organization and Approach
         b)   Data Management
         c)   Material Management/Outfitting
         d)   Configuration Management/Standardization
         e)   Computer Aided Logistics Systems (CALS)

IV.  Management Capability - The offeror's  proposal must be evaluated as being
     ---------------------
acceptable in each of the sub-factors listed below and described in Phase II, Section L of the solicitation. Acceptability will be determined in accordance with the definitions provided in paragraph B.2., above. Offerors are cautioned that an unacceptable evaluation in any single sub-factor may result in a Phase II proposal which is determined to be technically unacceptable overall.

         a)   Overall Approach to Management/Organization
         b)   Major Subcontractors/Relationships
         c)   Cost/Schedule Control (including Change Order Control)
         d)   Quality Assurance
         e)   Shipbuilding Experience

V.   U.S. Yard Facilities - The Offeror shall demonstrate that it is a U.S.
     --------------------
shipyard with the capability and facilities to successfully complete construction, and that all work required to construct such ship(s) will be accomplished in the United States. Specifically, the offeror shall demonstrate that it possesses the facilities/capabilities necessary to satisfy the requirements of NAVSEAINST 4280.2B of 8 Aug 1988, less enclosure (2).

in addition, the offeror's proposal must be evaluated as being acceptable in each of the sub-factors listed below and described in Phase II, Section L of the solicitation. Acceptability will be determined in accordance with the definitions provided in paragraph B.2., above. Offerors are cautioned that an unacceptable evaluation in any single sub-factor may result in a Phase II proposal which is determined to be technically unacceptable overall.

         a)   Facilities
         b)   Total Manpower/Utilization


3.  BEST VALUE AND COST TRADE-OFFS
    ------------------------------

Based upon the total quantity of ships to be procured pursuant to this solicitation, the Navy will award a contract or contracts in that combination which offers the Navy the "best value", in accordance with the considerations set forth below.

Determination of the total quantity of construction ships which the Navy will procure under this solicitation will be based upon the considerations described in paragraph 4.a., below. In determining "best value" the Navy will consider the following factors listed below in descending order of importance:

              Proposed Prices
              Selected Ship Characteristics
              Operation and Support Cost

Within Selected Ship Characteristics, square footage of RO/RO decks is significantly more important than either speed or range.

I.  Proposed Prices:
    ----------------

    (a) Experience in Navy programs indicates that a contract awarded to a contractor submitting an unrealistically low price proposal (whether resulting from a decision on the part of the contractor to submit a price below anticipated costs; from inaccurate, incorrect or improper assumptions in the cost, technical, or other areas or from a lack of understanding of the contract requirements; from other circumstances) may cause problems for the Navy as well as the contractor during contract performance. Accordingly, should the Navy, in the exercise of its judgment, determine that the proposed target price for CLINs 0003, 0103, 0203, 0303 and/or 0403 is unrealistically low, the Navy will not use the proposed target price for purposes of arriving at a total evaluated price, but will use, instead, an "Estimated Final Price to the Government" for CLINs 0003, 0103, 0203, 0303 and/or 0403, calculated in accordance with paragraphs
(b) and (c), below.

    (b) In the event the Navy determines that an offeror's proposed target prices for CLINs 0003, 0103, 0203, 0303 and/or 0403, are unrealistically low, a detailed review of the offeror's pricing proposal will be made to assess and evaluate the realism of the offeror's proposed target prices. The Government will evaluate the realism of this target price by considering the offeror's proposed labor hours, labor rates, material costs burden rates and other costs in light of data available to the Contracting Officer, including the relationship of such proposed labor hours and costs to the effort described in the offeror's technical proposal, the degree of technical and cost risk associated with the offeror's proposed Contract Design, and Government estimates for: (1) direct labor hours, (2) material costs, (3) direct labor costs, (4) overhead and G&A costs, and (5) any other costs which are likely to be incurred by the offeror in performance of the requirements of the solicitation.

    (c) On the basis of the above analysis, for evaluation purposes, the Government will calculate an "Estimated Final Price to the Government" for CLINs 0003, 0103, 0203, 0303 and/or 0403 in accordance with the clause entitled "Incentive Price Revision (Firm Target) (FI) (90-1)", provided, however, that such estimated Final Price to the Government shall not exceed the offeror's proposed Ceiling Price.

    NOTE: Evaluation will be based upon an "Estimated Final Price to the Government" ONLY in the event the Government determines that the offeror's proposed target prices for CLINs 0003, 0103, 0203, 0303 and/or 0403 are unrealistically low.

    (d) For each designated quantity of ship constructions the Government will determine a Total Evaluated Price for each offer by adding together the following amounts:

       (1) The proposed target price or the Estimated Final Price to the Government for CLINs 0003, 0103, 0203, 0303 and 0403;

       (2)   the proposed fixed price for CLINs 0007, 0107, 0207, 0307 and 0407;

       (3)   the proposed fixed price for CLINs 0010, 0110, 0210, 0310 and 0410;

       (4)   the total price for CLINs 0012, 0112, 0212, 0312 and 0412; and

       (5) (for evaluation purposes only) the sum of the associated rental charges (if any) for use of Government facilities, special tooling and special test equipment, as specified by each offeror, calculated in accordance with FAR 52.245-9, "USE AND CHARGES (APR 1984)".

II.  Selected Ship Characteristics:
     ------------------------------

    The Contractor may improve his competitive position by proposing a ship which exceeds the Navy's minimum requirements for the following ship characteristics, as defined in Attachment J-1:

    (a)  Square Footage of RO/RO Decks: The minimum enclosed square footage of
         ------------------------------
RO/RO decks is 300,000 square feet and the minimum overall square footage is 380,000 square feet. The offeror may significantly improve his competitive position by proposing a ship which has square footage of RO/RO decks in excess of the minimum. The evaluation of this item will be such that a contractor improves his competitive position by proposing a ship which has the lowest Total Evaluated Price plus O&S cost per square foot of overall RO/RO decks.

    (b)  Speed: The minimum speed is 24 knots at the draft at the design load
         ------
departure condition @ 90% of the installed engine ratings (maximum continuous rating (MCR)). The offeror can marginally improve his competitive position by proposing a ship which has a speed in excess of the minimum.

    (c)  Range: The minimum range is 12,000 nautical miles.  The offeror may
         ------
marginally improve his competitive position by proposing a range in excess of the minimum up to 17,500 nautical miles.


III. Operation and Support (O&S) Cost:
     ---------------------------------

    O&S costs for a 40 year period, to include fuel consumption and maintenance costs as defined in Attachment J-1, shall be considered. To reflect the fact that a dollar of the contract final price is significantly more important than a dollar of expected O&S cost, the calculated O&S cost will be factored downward to arrive at an Evaluated O&S cost which will be added to the Total Evaluated Price for purposes of proposal evaluation. For purposes of calculating fuel consumption costs, the Navy will utilize the prevailing rates used in Charleston, South Carolina.


4.   BASIS FOR AWARD
     ---------------

    a. Based upon circumstances prevailing at the time of the contemplated authorization of Phase II contract(s), the Government will determine the total quantity of Strategic Sealift Ships it will procure pursuant to this solicitation. In making this determination, the Government will consider the provisions of section 8117 of the Department of Defense Appropriations Act 1992 (P.L. 102-172), any other funding constraints in effect at that time, the total amount of funding expected to be available for the Strategic Sealift program, and a trade-off analysis comparing the evaluated acquisition costs and expected life cycle costs of the new construction ships with that of conversion ships.

    b. It is the intent of the Government to award either one (1), two (2) or three (3) contracts for construction of Strategic Sealift Ships pursuant to this solicitation depending upon the total number of Strategic Sealift Ships the Government decides to procure pursuant to this solicitation, in accordance with paragraph a., above. Awards will be based upon that combination of offers which is determined to offer the "best value" to the Government, as described in paragraph 3., above, for the total quantity of ships to be procured.

          1) In the event the Government determines that a total of 6 ships (including option ships) are to be procured, the Government will award a single contract to the responsible offeror whose proposal is determined to offer the "best value" to the Government, as discussed in paragraph 3, above. The contract will provide for the Detail Design and Construction of up to six (6) Strategic Sealift Ships (i.e., a basic quantity of one
      (1) ship, with options for up to five (5) additional ships), as specified in "Offer A".

          2)   In the event the Government determines that a total of twelve
      (12) ships (including option ships) are to be procured, the Government will either:

           (i) award two contracts, each of which will provide for the Detail Design and Construction of up to six (6) ships (i.e., a basic quantity of one
(1) ship, with options for up to five (5) additional ships), as specified in "Offer A"; or

           (ii) award one contract for the Detail Design and Construction of up to twelve (12) ships (i.e., a basic quantity of two (2) ships with options for up to ten (10) additional ships), as specified in "Offer B".

    The Government will evaluate possible award scenarios of 2 "Offer A" contracts against possible award scenarios of one "Offer B" contract. The Government will make awards based upon that combination of offers which is determined to offer the "best value" to the Government, as described in paragraph 3., above.

    3) The possibility also exists that the Government may determine that a total of eighteen (18) ships (including option ships) should be procured pursuant to this solicitation. In this event, the Government will either:

       (i) award three contracts, each providing for the Detail Design and Construction of up to six (6) ships (i.e., 1 ship basic and up to 5 option ships), as specified in "Offer A"; or,

      (ii) award one contract for the Detail Design and Construction of up to six (6) ships (i.e., one ship basic and up to 5 option ships), as specified in "Offer A", and one contract for the Detail Design and Construction of up to 12 ships (i.e., 2 ships basic and up to 10 option ships), as specified in "Offer B".

    The Government will evaluate possible award scenarios of 3 "Offer A" contracts against possible award scenarios of one "Offer A" contract and one "Offer B" contract. The Government will make awards based upon that combination of offers which is determined to offer the "best value" to the Government, as described in paragraph 3., above.


    c. To be considered for award, an offeror must have successfully completed performance of the Engineering Design (Phase I) effort set forth in Section C, under CLIN 0001 of this solicitation, must have submitted a proposal for Detail Design and Construction (Phase II) effort that conforms to the requirements of CLINs 0003-0012 (including all option requirements) of this solicitation and has been determined to be technically acceptable in accordance with paragraph B.2., above, and must be determined to be responsible in accordance with FAR 9-104. The Government will authorize performance of Phase II effort for Detail Design and Construction of Strategic Sealift Ships in that award scenario which results in the best value to the Government, as described in paragraph 3, above, and satisfies the intent of providing sealift assets to perform the prepositioning function.

    d. Notwithstanding the results of the "best value" evaluation, as described in paragraph 3, above, in the event the Government determines that either twelve (12) or eighteen (18) ships are to be procured pursuant to this solicitation, the Government reserves the right to make multiple contract awards on the basis of industrial mobilization considerations. If the Government determines that awards should be made based upon industrial mobilization consideration, an assessment will be made by the Government to determine that award pattern which will best serve the interests of the national defense in maintaining an adequate shipbuilding industrial mobilization base.

    c. To be considered for award, an offeror must have successfully completed performance of the Engineering Design (Phase I) effort set forth in Section C, under CLIN 0001 of this solicitation, must have submitted a proposal for Detail Design and Construction (Phase II) effort that conforms to the requirements of CLINs 0003-0012 (including all option requirements) of this solicitation and has been determined to be technically acceptable in accordance with paragraph B.2., above, and must be determined to be responsible in accordance with FAR 9-104. The Government will authorize performance of Phase II effort for Detail Design and Construction of Strategic Sealift Ships in that award scenario which results in the best value to the Government, as described in paragraph 3, above, and satisfies the intent of providing sealift assets to perform the prepositioning function.

    d. Notwithstanding the results of the "best value" evaluation, as described in paragraph 3, above, in the event the Government determines that either twelve (12) or eighteen (18) ships are to be procured pursuant to this solicitation, the Government reserves the right to make multiple contract awards on the basis of industrial mobilization considerations. If the Government determines that awards should be made based upon industrial mobilization consideration, an assessment will be made by the Government to determine that award pattern which will best serve the interests of the national defense in maintaining an adequate shipbuilding industrial mobilization base.

ABS                                    ALABAMA SHIPYARD, INC.
Attn:  JAMES J. TURNER                 Attn:  E. C. MCCORMICK, JR.
2011 CRYSTAL DRIVE                     P.O. BOX 3201
SUITE 903                              MOBILE, AL 36652
ARLINGTON, VA 22202

ALLIED MARINE SERVICES, INC.           ALLISON GAS TURBINE DIVISION, GMC
Attn:  BRIAN SIEGEL                    Attn:  JEFF MILES
659 SOUTH WASHINGTON STREET            1530 WILSON BLVD.
ALEXANDRIA, VA 22314                   SUITE 250
                                       ARLINGTON, VA 22209-2453

AMERICAN OVERSEAS MARINE CORP.         AMFELS
Attn:  G. I. KNOWLES                   Attn:  EDWARD A. PUNCH, SR.
116 EAST HOWARD STREET                 5177 RICHMOND AVENUE
QUINCY, MA 02169                       SUITE J188
                                       HOUSTON, TX 77056

AVONDALE INDUSTRIES, INC.              BATH IRON WORKS CORP.
Attn:  GARY L. JAYNE                   Attn:  DON R. CHAPPELL
2711 JEFFERSON DAVIS HWY               700 WASHINGTON STREET
SUITE 903                              BATH, ME 04530
ARLINGTON, VA 22202

BETHLEHEM STEEL CORP.                  BIRD-JOHNSON COMPANY
Attn:  MARKETING DEPT.                 Attn:  NICHOLAS M. BAKER
SPARROWS POINT YARD                    2231 CRYSTAL DRIVE
SPARROWS POINT, MD 21219               ARLINGTON, VA 22202

CATERPILLAR INC.                       DESIGNERS & PLANNERS, INC.
DEFENSE & FEDERAL PRODUCTS             Attn:  CARLOS TOMASSONI
Attn:  ROGER M. JARMON                 2611 JEFFERSON DAVIS HWY
1730 PENNSYLVANIA AVE, N.W.            SUITE 3000
WASHINGTON, DC 20006                   ARLINGTON, VA 22202

DIVERSIFIED TECHNOLOGIES               DOUGLAS MARINE
Attn:  JERRY FLYNN                     Attn:  PETER HLEDIN
812 LIVE OAK DRIVE                     P.O. BOX 167
CHESAPEAKE, VA 23320                   GRAND HAVEN, MI 49417-0167

FRYLING TECHNICAL SERVICES             GENERAL ELECTRIC
Attn:  JOHN L. FRYLING                 NAVY & MARINE SALES
3435 WILSON BLVD                       Attn:  F. W. MITCHELL
ARLINGTON, VA 22201                    1331 PENNSYLVANIA AVE. N.W.
                                       STE 825 N.
                                       WASHINGTON, DC 20004

GENERAL DYNAMICS                       GEORGE G. SHARP, INC.
ELECTRIC BOAT DIVISION                 Attn:  ROBERT H. KIEFER
Attn:  E. J. BEHNEY, JR.               100 CHURCH STREET
75 EASTERN POINT ROAD                  NEW YORK, NY 10007
GROTON, CT 06340-4989

GIBBS & COX INC.                       GOVERNMENT CONTRACT SERVICES, INC.
Attn:  GARY MOORE                      Attn:  BARBARA PURGERT
1235 JEFFERSON DAVIS HWY               P.O. BOX 31418
SUITE 700                              INDEPENDENCE, OH 44131
ARLINGTON, VA 22202

HALTER MARINE, INC.                    HARNISCHFEGER CORP.
Attn:  ANIL RAJ                        Attn:  M. DOMINIAK
P.O. BOX 3029                          P.O. BOX M-2015
GULFPORT, MS 39505                     MILWAUKEE, WI 53201

HEMISPHERE DEVELOPMENT SERVICES        IMA ASSOCIATES, INC.
Attn:  THOM M. ORNDORFF                Attn:  JOANN MCCAUL
2210 WAKEFIELD STREET                  600 NEW HAMPSHIRE AVE, N.W.
ALEXANDRIA, VA 22308                   SUITE 140
                                       WASHINGTON, DC 20037

INGALLS SHIPBUILDING, INC.             JERED BROWN BROTHERS
Attn:  D. W. SHARER                    2001 JEFFERSON DAVIS HWY
P.O. BOX 149                           SUITE 206
PASCAGOULA, MS 39568-0149              ARLINGTON, VA 22202

JJH INC.                               JOHN J. MCMULLEN ASSOCIATES, INC.
Attn:  T. J. BROOME                    Attn:  I. C. KIZIKAYA
5400 SHAWNEE ROAD                      2341 JEFFERSON DAVIS HWY
SUITE 300                              SUITE 715
ALEXANDRIA, VA 22312                   ARLINGTON, VA 22202

JOHN SEXTON & ASSOCIATES, INC.         KEITH CHARTERING, INC.
Attn:  MICHAEL SEXTON                  Attn:  THOMAS B. GALLAGHER
821 FRANKLIN AVENUE                    47 ARCH STREET
SUITE 208                              GREENWICH, CT 06830
GARDEN CITY, NY 11530

KVAERNER MASA MARINE INC.              MACOR MARINE SYSTEMS INT'L, INC.
Attn:  HARRY NEUSTEIN                  Attn:  ARIJ DE LIGT
140 RIVERSIDE DRIVE                    317-J SOUTH WESTGATE DRIVE
NEW YORK, NY 10024                     GREENSBORO, NC 27407

MAN GHH CORP.                          MARITECH, INC.
Attn:  EDWARD E. DOLLMEYER             Attn:  L. VASSILOPOULOS
P.O. BOX 6178                          1072 MASSACHUSETTS AVENUE
ANNAPOLIS, MD 21401                    ARLINGTON, MA 02174

NATIONAL STEEL & SHIPBUILDING, CO.     NEWPORT NEWS SHIPBUILDING
Attn:  JIM TIMENAK                     Attn:  MIKE SHAWCROSS
HARBOR DRIVE & 28TH STREET             2711 JEFFERSON DAVIS HWY
POB 85278                              SUITE 1100
SAN DIEGO, CA 92186-5278               ARLINGTON, VA 22202

OAK HARBOR TECHNICAL MARINE, INC.      OCEANIC ELECT. MFG. CO., INC.
Attn:  TRAVIS E. SHORT                 Attn:  GREG SANFORD
P.O. BOX 570                           23 FONTANA LANE
MOSS POINT, MS 39562-8570              SUITE 112
                                       BALTIMORE, MD 21237-4606

PDI CORP.                              PER SPEX JOINER, INC.
Attn:  C. J. RUBIS                     Attn:  CURT BAUNSGARD
180 ADMIRAL COCHRANE DRIVE             14310 S.E. 49TH STREET
ANNAPOLIS, MD 21401                    BELLEVUE, WA 98006-3147

PPM P&H CRANES INC.                    PROFESSIONAL SERVICES INT'L, INC.
Attn:  VIKAS O. CHAND                  Attn:  VICTOR FAILMEZGER
2828 PENNSYLVANIA AVENUE               800 CONNECTICUT AVENUE
SUITE 500                              SUITE 700
NW, WASHINGTON, DC 20007               WASHINGTON, DC 20006

QUANTIC ENGINEERING & LOGISTICS        SHIPBUILDERS COUNCIL OF AMERICA
Attn:  MICHAEL F. KOLESAR              Attn:  RICHARD W. THORPE
P.O. BOX 20066                         4301 N. FAIRFAX DRIVE
PANAMA CITY, FL 32407-0066             SUITE 330
                                       ARLINGTON, VA 22203

SOUTHWEST MARINE, INC.                 TAMPA SHIPYARDS INC.
PROPOSAL DEPARTMENT                    Attn:  STUART M. NOVAK
Attn:  ROY C. SMITH                    P.O. BOX 1277
FOOT OF SAMPSON STREET                 TAMPA, FL 33601
SAN DIEGO, CA 92170-3308

TECHMATICS, INC.                       TECHMEDIA CORP.
Attn:  JON J. BUDER                    Attn:  JOHN MCCOSKER SR.
2231 CRYSTAL DRIVE                     121 NORTH ORIANNA STREET
SUITE 1000                             PHILADELPHIA, PA 19106
ARLINGTON, VA 22202

TECHNICAL DEVELOPMENT                  THE LOS ANGELES SHIPYARD CORP.
Attn:  R. J. CHENEY                    Attn:  DANIEL T. WIEBEL
6610 - 235TH SW                        725 BATTERY STREET
MOUNTLAKE TERRACE, WA 98043            SUITE D
                                       SAN PEDRO, CA 90731

TRANTER, INC.                          VIBTECH, INC.
Attn:  DONALD A. WALLACE               Attn:  VIRGINIA K. LORENC
1054 CLAUSSEN ROAD                     BOX 435
SUITE 314                              NORTH KINGSTOWN, RI 02852
AUGUSTA, GA 30907

WESTECH GEAR CORP.                     CDI MARINE COMPANY
Attn:  MICHELLE TOTTEN                 ATTN:  JAMES C. GIBSON
2600 EAST IMPERIAL HIGHWAY             9487 REGENCY SQUARE BLVD
LYNWOOD, CA 90262                      SUITE 500
                                       JACKSONVILLE, FL 32225